Loan Contract

Agricultural Bank of China

Loan Contract
No. (JJH)NYJZ(2005) 12101200500002894

Borrower (full name): Tianjin Daqiuzhuang Metal Sheet Co., Ltd.
Lender (full name): Agricultural Bank of China Tianjin Daqiuzhuang Sub-Branch

The Contract is entered into through negotiation in accordance with pertinent laws and regulations.

Article 1 Loan

1-1	Kind: short-term working capital loan
1-2	Purpose: refinancing
1-3	Currency and sum (say): twenty-two million five hundred thousand yuan only
1-4	Loan term:
1)	the term of this Loan shall be as follows:

Lending		Maturity
Date	Sum	Date	Sum
May 10, 2005	RMB 22,500,000	May 10, 2006	RMB 22,500,000

(In case of insufficiency, additional table will be available and shall be part of the Contract)

2)
In case of inconsistency of the sum and date as to lending and maturity date as described herein and those in lending vouchers, the latter shall prevail. The lending vouchers shall be part of the Contract and have equal legal force with the Contract.

3)	In case of foreign exchange loan hereunder, the Borrower shall return the principal and interests in the original currency.
1-5	Interest rate
The interest rate of the Loan in RMB shall be fixed according to the following first method:
1)	floating rate:
The interest rate shall be of annual rate: 7.533%, 35% floating upward (floating upward/downward) on the benchmark rate. The benchmark rate of a loan less than five years (included) shall be subject to the benchmark rate of RMB loan publicized by the People’s Bank of China in corresponding period; the benchmark rate of a loan more than five years shall be additional ___% based on benchmark rate of RMB loan publicized by the People’s Bank of China in corresponding period.

The interest rate shall be adjusted in a period of three months. In case of the benchmark rate of RMB loan adjusted by the People’s Bank of China, the Lender shall, as of the corresponding lending date of the first month in the following period after adjustment, fix new lending rate according to the corresponding adjusted benchmark and the said calculation method, and the Lender will not be notified otherwise. If the adjustment date is the same with the lending date or the corresponding date of the first month in such period, new lending rate shall be fixed as of the adjustment date. In case of absence of corresponding date, the last day of the month shall apply.
2)	Fixed rate:
The interest rate shall be of annual rate:____%, ___% floating upward (floating upward/downward) on the benchmark rate, up to the maturity date. The benchmark rate of a loan less than five years (included) shall be subject to the benchmark rate of RMB loan publicized by the People’s Bank of China in corresponding period; the benchmark rate of a loan more than five years shall be additional ___% based on benchmark rate of RMB loan publicized by the People’s Bank of China in corresponding period.

In case of foreign exchange loan, the interest rate shall be fixed according to the following __ method:
a.
the rate comprised of ____ month(s) of _____ (LIBOR/HIBOR) and ____% of interest margin, floating _____ month(s). LIBOR/HIBOR is the London/Hong Kong inter-bank offered rate in corresponding period publicized by Reuters two working dates prior to the interest day.

b.	Annual rate: __%, up to the maturity date;
c.	Others: ________________________________________________________.

1-6	Interest Settlement
The interest of the Loan hereunder shall be settled on the quarterly (monthly/quarterly) basis on the 20th day of the last month in each quarter (quarter/month). The Borrower shall pay off the interests on the interest settlement day. If the last maturity day of the principal hereof is not the interest settlement day, the outstanding interests shall be settled together with the principal (daily rate = monthly rate/30).

Article 2 The Lender shall have the right not to grant the Loan hereunder until all of the following conditions are completed:

1.	2-1 The Borrower shall open a basic deposit account at the Lender;
2-2 The Borrower shall, at the requirements of the Lender, provide relevant documents and materials and complete corresponding procedures;
2-3 In case of foreign exchange loan hereunder, the Borrower shall go through all approvals, registrations and other legal procedures relating to the Loan according to pertinent provisions;
2-4 In case of mortgage, pledge or guarantee concerning the Loan hereunder, relevant registration and/or insurance and other legal procedures have been completed according to the requirements of the Lender, and such guarantee and insurance shall be valid continually. In case of guarantee concerning the Loan hereunder, the guarantee contract has been concluded and is in force.

Article 3 Rights and Obligations of the Lender

3-1 The Lender shall have the right to know about such situations of the Borrower as production, operation, finance, storage and use of the Loan, and to require the Borrower to submit financial statements and other documents, materials and information on schedule.
3-2 The Lender can stop granting the Loan or take back the Loan in advance if the Lender conducts behaviors or has circumstances which are sufficient to affect the safety of the Loan, including, but not limited to, those as describe in Paragraph 7, 8 and 10 of Article 4 hereof.
3-3 The Lender can make direct direction from any account of the Borrower, if the Lender takes back according to the Contract or takes back in advance the principal, interests, penalty interests, compound interests and other sum payable by the Borrower.
3-4 If the sum repaid by the Borrower is insufficient to discharge the sum payable hereunder, the Lender may choose to use such sum to repay the principal, interests, penalty interests, compound interests or other charges.
3-5 The Lender may disclose in public the breaches of the Borrower, if the Borrower fails to perform the repayment obligation.
3-6 The Lender shall grant the Loan to the Borrower in full amount on schedule according to the Contract.

Article 4 Rights and Obligations of the Borrower

4-1 The Borrower shall have the right to obtain and use the Loan according to the Contract.
4-2 The Borrower shall go through procedures for settlement and deposit relating to the Loan hereunder through the accounts as mentioned in Article 2 hereof.
4-3 In case of foreign exchange loan hereunder, the Borrower shall go through all approvals, registrations and other legal procedures relating to the Loan according to pertinent provisions.
4-4 The Borrower shall repay the principal and interests on schedule. In case of extension required, the Borrower shall submit a written application to the Lender 15 days in advance of the maturity date; an extension agreement may be made with approval of the Lender.
4-5 The Borrower shall use the Loan subject to the purpose stipulated herein, and may not seize or misappropriate the Loan.
4-6 The Borrower shall provide true, complete and valid financial statements or other relevant materials and information to the Lender on a monthly basis. The Borrower shall cooperate actively with the Lender in inspecting its production, operation, finance and use of the Loan hereunder.
4-7 The Borrower shall send a prior notice to the Lender in writing if the Borrower conducts contract, lease, joint stock reconstruction, joint management, merger, acquirement, division, joint venture, asset transfer, application for business stoppage and rectification and other behavior which is sufficient to change the relationship of creditor's rights and debt hereunder or affect realization of the Lender’s creditor’s right. With the consent of the Lender, the Borrower shall ascertain the repayment liability or repay the debt hereunder in advance; otherwise, the Borrower may not conduct any behaviors hereinbefore.
4-8 The Borrower shall notify the Lender in writing immediately and carry through the preservation measures to creditor’s rights which are accepted by the Lender, if, except for those as mentioned in previous clause, the Borrower has any other circumstances which will have material adverse affections on its repayment obligation hereunder, such as production stoppage, business closure, registration cancellation, revocation of business license, or violation of laws or serious litigation or arbitration involved by the legal representative or main persons in charge, or severe difficulties in production and operation, deterioration of finance, etc.

4-9 The Borrower shall send a written notice to the Lender in advance and obtain the consent of the Lender if the Borrower provides guarantee in favor of other’s debt or mortgages or pawns its main properties to a third party, which may affect its capability of repayment of the Loan hereunder.
4-10 The Borrower, as well as its investors, may not withdraw funds or hide properties to escape repayment debts to the Lender.
4-11 The Borrower shall in time notify the Lender in writing of changed name, legal representative, domicile, business scope and others of the Borrower, if any.
4-12 The Borrower shall provide in time other guarantees accepted by the Lender if the guarantor as to the Loan hereunder stops production, closes business, cancels registration, is revoked business license, is insolvent and is in deficit, or loses partly or wholly the guarantee capability relating to the Loan hereunder, or the value guaranty, pawn or pledge as to the Loan hereunder reduces.
4-13 The Borrower shall be responsible for costs and expenses relating to the Contract and the guarantee hereunder, such as attorney fee, insurance premium, freight, evaluation fee, registration cost, storage fee, appraisal fee and notarization fee.

Article 5 Early Repayment

In case of early repayment, the Borrower shall obtain the consent of the Lender. If the Lender agrees the Borrower to repay the Loan in advance, the interests of the sum repaid early shall be calculated according to the following second method:

1)	to calculate the interests according to the loan term and the interest rate stipulated in the Contract;
2)	to calculate the interests at the ___% floating upward the interest rate stipulated in the Contract according to the actual term of loan.

Article 6 Liability for Breach of Agreement

6-1 In case of losses to the Borrower due to failure of the Lender to grant the Loan to the Borrower in full amount according to the Contract, the Lender shall pay the penalty to the Borrower according to the overdue amount and delayed days. Calculation of the penalty shall be the same as that of interests of overdue lending in corresponding period.
6-2 Where the Borrower fails to return the principal and interests on schedule stipulated in the Contract, the Lender shall calculate and charge penalty interests of such overdue repayment sum, at thirty per cent floating upward the interest rate stipulated in the Contract as of the overdue repayment day, until corresponding principal and interests have been paid off. If, during overdue repayment, in case of lending in RMB, the People’s Bank of China revises upward the benchmark of corresponding RMB loan, the penalty interest rate shall be revised correspondingly as of such revision day.

6-3 Where the Borrower fails to use the Loan according to the Contract, the Lender shall calculate and charge penalty interests of such sum in breach, at fifty per cent floating upward the interest rate stipulated in the Contract as of the breach day, until corresponding principal and interests have been paid off. If, during overdue repayment, in case of lending in RMB, the People’s Bank of China revises upward the benchmark of corresponding RMB loan, the penalty interest rate shall be revised correspondingly as of such revision day.
6-4 The Lender shall calculate and charge compound interests according to the stipulations of the People’s Bank of China against the outstanding interests payable.
6-5 Where the Borrower is in breach of the obligations hereunder, the Lender shall have the right to require the Borrower to correct such breach within a given period, to stop granting the Loan or take back the Loan granted in advance; furthermore, the Lender shall also have the right to declare the lending under other loan contracts by and between the Lender and the Borrower is mature immediately or to take other asset property measures.
6-6 Where any of the guarantors of the Loan hereunder is in breach of the obligations stipulated in the guarantee contract, the Lender shall have the right to take measures against the Borrower, including stopping granting the Loan, taking back the Loan granted in advance or other asset property measures.
6-7 Where the Lender has to realize its creditor’s rights by means of litigation or arbitration due to breach of the Borrower, the Borrower shall be responsible for the attorney fee, traveling fee and other costs for realization incurred by the Lender thus.

Article 7 Guarantee of the Loan

The guarantee of the Loan hereunder shall be mortgage. The guarantee contract shall be concluded otherwise. In case of maximum deposit mortgage, the number of the guarantee contract is _______________.

Article 8 Settlement of Disputes

Any dispute arising from performance of the Contract may be settled through negotiation, or by means of following ____:

1)	litigation. The dispute shall be governed by the People’s Court at the place where the Lender is located;
2)	arbitration. The dispute shall be submitted to ____________________ (full name of the arbitration institution) for arbitration according to its rules.

The Contract shall be performed continually during the period of litigation or arbitration, except for those in dispute.

Article 9 Miscellaneous

Article 10 Effectiveness

The Contract shall be in force after signed or sealed by the Parties hereto.

Article 11 Copies

The Contract shall be in three copies with equal force, one of which shall be kept by either party hereto and one submitted to the Administration for Industry and Commerce.

Article 12 Notice

The Lender has reminded the Borrower to understand comprehensively and exactly the terms and conditions of the Contract and explained for corresponding terms and conditions hereof at the requirements of the Borrower. The Parties to the Contract have consistent understanding of the meanings of the Contract.

The Borrower (signature and seal): Tianjin Daqiuzhuang Metal Sheet Co., Ltd.
Legal representative or agent: Yu Zuosheng

The Lender (signature and seal): Agricultural Bank of China Tianjin Daqiuzhuang Sub-Branch
Principal or agent: Fang Jiming

Date of conclusion: May 10, 2005
Place of conclusion: Agricultural Bank of China Tianjin Daqiuzhuang Sub-Branch

Mortgage Contract

Agricultural Bank of China

Mortgage Contract

No. (JJH) NYDZ (2005) 12902200500008263

Mortgagee (full name): Agricultural Bank of China Tianjin Daqiuzhuang Sub-Branch

Mortgager (full name): 1) Tianjin Daqiuzhuang Metal Sheet Co., Ltd.
2) _____________________________________
3) ______________________________________

The Mortgager is willing to provide mortgage to the debt between Tianjin Daqiuzhuang Metal Sheet Co., Ltd. (hereinafter referred to as the Debtor) and the Mortgagee under the Loan Contract (hereinafter referred to as the Master Contract), No. JJHNYJZ (2005) 12901200500002894, to ensure that the Master Contract by and between the Debtor and the Mortgagee can be fulfilled in deed. The Contract is entered into through negotiation in accordance with pertinent laws and regulations of the State.

Article 1 Kind of Primary Creditor’s Rights Guaranteed and Sum of the Principal

The primary creditor’s right guaranteed is of short-term working capital loan, covering twenty-two million five hundred thousand yuan of the principal.

Article 2 Scope of Mortgage

The scope of mortgage includes the principal, interests, penalty interests, compound interests, penalty and damages of the debt under the Master Contract, and litigation cost, attorney fee, guaranty disposal fee, transfer fee and other costs incurred by the Mortgagee for realization of its creditor’s right.

Article 3 Guaranty

3-1 The Mortgager agrees to provide the following properties: machine and equipments (see the Guaranty List, No. 12902200500008263) as the guaranty hereunder. The said Guaranty List shall be part of the Contract.
3-2 The said guaranties shall be evaluated temporarily as (say) thirty-three million three hundred and eighty-three thousand one hundred yuan only. The final value hereof shall be subject to the net income from actual disposal of the guaranties for realization of the mortgage right.

Article 4 Mortgager’s Undertakings

4-1 The Mortgager owns the title or disposal right of the guaranties sufficiently and beyond dispute.
4-2 The guaranties may be circulated or transferred according to laws.
4-3 The guaranties have not been sealed up, detained or remortgaged.
4-4 The Mortgager does not hide those circumstances including default of taxes, project price and other sums under the guaranties, lease of the guaranties and others.
4-5 The Mortgager has obtained the consent of the co-owners of the guaranties concerning mortgage hereunder.
4-6 There are not other facts which may affect the Mortgagee to realize its mortgage right.

Article 5 Effectiveness of Mortgage Right

The effectiveness of the mortgage right can cover appurtenant objects, secondary right, right of subrogation, combination substances, compositions, processed matters and accrued interests of the guaranties.

Article 6 Holding and Management of Guaranties

6-1 The guaranties hereunder shall be held by the Mortgager, who shall have the obligation to manage properly the guaranties. The Mortgagee shall have the right to supervise and inspect management of the guaranties.
6-2 Within the term of the Contract, the Mortgager may not present, transfer, sell, lease, remortgage the guaranties or dispose in other ways without written consent of the Mortgagee. Earnings from transfer, lease and sale of the guaranties with written consent of the Mortgagee shall be applied to repayment of the debt under the Master Contract guaranteed in advance, or to be drawn by the third party agreed by the Mortgager and the Mortgagee.
6-3 If, within the term of the Contract, the guaranties are ruined, damaged or expropriated, the Mortgager shall take effective measures in time to prevent expansion of the losses and notify promptly the Mortgagee in writing. Insurance premiums, damages and compensations gained by the Mortgager thus shall be first used to repay the debt under the Master Contract.
6-4 If, within the term of the Contract, the value of the guaranties is reduced, the Mortgagee shall have the right to require the Mortgager to restore the value of the guaranties or provide other guarantees accepted by the Mortgagee. Where the Mortgager refuses to restore the value or provide other guarantees, the Mortgagee shall have the right to declare that the debt under the Master Contract is mature in advance. In such case, the Mortgagee may require the Mortgager to repay the debt, or exercise the right of mortgage in advance.

Article 7 Insurance of Guaranties

7-1 The Mortgager shall at the requirements of the Mortgagee pay relevant insurances concerning the guaranties. The mortgagee shall be the first beneficiary of such insurances.
7-2 The mortgager shall deliver the original of the insurance policies as to the guaranties to the Mortgagee.
7-3 Within the term of the Contract, the Mortgager may not suspend or withdraw the insurances with any reason. In case of suspension, the Mortgagee shall have the right to go through insurance procedures on behalf at all cost of the Mortgager. The Mortgagee shall have the right to deduct the said costs directly from any account of the Mortgager.

7-4 In case of accidents covered by insurance, the insurance compensations shall be first used to repay the debt under the Master Contract and relevant expenses.

Article 8 Registration of Mortgage

The Mortgager shall within 5 days as of the date of the Contract go through the procedures for registration of mortgage with relevant registration authority and submit the Mortgagee the originals of the certificate of supplementary rights and the mortgage registration certification of the guaranties and other supplementary rights certificates.

Article 9 Realization of the Right of Mortgage

9-1 If the Mortgagee has not be repaid after expiration of performance period of the debt under the Master Contract, the Mortgagee shall have the right to convert the guaranties into money or repay the debt with earnings from auction or sale of the guaranties. The said “expiration of period” includes the circumstance that the Mortgagee declares that the debt under the Master Contract is mature in advance in according to the state laws and regulations or the stipulations of the Master Contract.
9-2 In case of more than two mortgagers hereunder, the Mortgagee shall have the right to dispose the guaranties of any or all mortgagers when exercising the right of mortgage.

Article 10 Liability for Breach of Agreement

10-1 After effectiveness of the Contract, both the Mortgagee and the Mortgager shall perform their obligations hereunder. Either party that fails to do so shall be liable for corresponding liabilities for breach of agreement and compensating the other for losses therefrom.
10-2 The Mortgager shall compensate the Mortgagee for all losses caused by any of the following circumstances:
1) the Mortgager conceals facts that the guaranties have co-owners or are in dispute, sealed up, controlled, detained, remortgaged, leased or in default in taxes or project price, etc.;
2) the Mortgager disposes the guaranties without written consent of the Mortgagee; or
3) the Mortgager conducts other behaviors which violate the stipulations herein or affect the Mortgagee to realize the right of mortgage.

Article 11 Expense Sharing

The Mortgager shall be responsible for all costs and expenses incurred from registration, evaluation, insurance, appraisal, notarization or drawing of the guaranties hereunder.

Article 12 Settlement of Disputes

Any dispute arising from performance of the Contract may be settled through negotiation, or by the following first means:

1)	litigation. The dispute shall be governed by the People’s Court at the place where the Mortgagee is located;
2)	arbitration. The dispute shall be submitted to ____________________ (full name of the arbitration institution) for arbitration according to its rules.

The Contract shall be performed continually during the period of litigation or arbitration, except for those in dispute.

Article 13 Miscellaneous

13-1 The Mortgager has received and read the Master Contract guaranteed.

Article 14 Effectiveness

The Contract shall be in force after signed or sealed by the Parties hereto. In case of mortgage registration required by laws, the Contract shall become effective as of the date of registration.

Article 15 The Contract shall be in three copies with equal force, one of which shall be kept by either party hereto and one submitted to the Administration for Industry and Commerce.

Article 16 Notice

The Mortgagee has reminded the Mortgager to understand comprehensively and exactly the terms and conditions of the Contract and explained for corresponding terms and conditions hereof at the requirements of the Mortgager. The Parties to the Contract have consistent understanding of the meanings of the Contract.

The Mortgagee (signature and seal): Agricultural Bank of China Tianjin Daqiuzhuang Sub-Branch
Principal or agent: Fang Jiming

The Mortgager (signature and seal): Tianjin Daqiuzhuang Metal Sheet Co., Ltd.
Legal representative or agent: Yu Zuosheng

The Mortgager (signature and seal):
Legal representative or agent:

The Mortgager (signature and seal):
Legal representative or agent:

Date of conclusion: May 10, 2005
Place of conclusion: Agricultural Bank of China Tianjin Daqiuzhuang Sub-Branch

Loan Contract

Agricultural Bank of China

Loan Contract
No. (JJH)NYJZ(2005) 12902200500004

Borrower (full name): Tianjin Daqiuzhuang Metal Sheet Co., Ltd.
Lender (full name): Agricultural Bank of China Tianjin Daqiuzhuang Sub-Branch

The Contract is entered into through negotiation in accordance with pertinent laws and regulations.

Article 1 Loan

1-1 Kind: short-term working capital loan
1-2 Purpose: refinancing
1-3 Currency and sum (say): nine million yuan only
1-4 Loan term:
1) the term of this Loan shall be as follows:

Lending		Maturity
Date	Sum	Date	Sum
March 14, 2005	RMB 9,000,000	March 14, 2006	RMB 9,000,000

(in case of insufficiency, additional table will be available and shall be part of the Contract)

2) In case of inconsistency of the sum and date as to lending and maturity date as described herein and those in lending vouchers, the latter shall prevail. The lending vouchers shall be part of the Contract and have equal legal force with the Contract.
3) In case of foreign exchange loan hereunder, the Borrower shall return the principal and interests in the original currency.
1-5	Interest rate
The interest rate of the Loan in RMB shall be fixed according to the following first method:
1)	floating rate:
The interest rate shall be of annual rate: 7.533%, __% floating upward (floating upward/downward) on the benchmark rate. The benchmark rate of a loan less than five years (included) shall be subject to the benchmark rate of RMB loan publicized by the People’s Bank of China in corresponding period; the benchmark rate of a loan more than five years shall be additional ___% based on benchmark rate of RMB loan publicized by the People’s Bank of China in corresponding period.

The interest rate shall be adjusted in a period of three months. In case of the benchmark rate of RMB loan adjusted by the People’s Bank of China, the Lender shall, as of the corresponding lending date of the first month in the following period after adjustment, fix new lending rate according to the corresponding adjusted benchmark and the said calculation method, and the Lender will not be notified otherwise. If the adjustment date is the same with the lending date or the corresponding date of the first month in such period, new lending rate shall be fixed as of the adjustment date. In case of absence of corresponding date, the last day of the month shall apply.
2)	Fixed rate:
The interest rate shall be of annual rate:____%, ___% floating upward (floating upward/downward) on the benchmark rate, up to the maturity date. The benchmark rate of a loan less than five years (included) shall be subject to the benchmark rate of RMB loan publicized by the People’s Bank of China in corresponding period; the benchmark rate of a loan more than five years shall be additional ___% based on benchmark rate of RMB loan publicized by the People’s Bank of China in corresponding period.

In case of foreign exchange loan, the interest rate shall be fixed according to the following __ method:
a)
the rate comprised of ____ month(s) of _____ (LIBOR/HIBOR) and ____% of interest margin, floating _____ month(s). LIBOR/HIBOR is the London/Hong Kong inter-bank offered rate in corresponding period publicized by Reuters two working dates prior to the interest day.

b)	Annual rate: __%, up to the maturity date;
c)	Others: ________________________________________________________.

1-6	Interest Settlement
The interest of the Loan hereunder shall be settled on the quarterly (monthly/quarterly) basis on the 20th day of the last month in each quarter (quarter/month). The Borrower shall pay off the interests on the interest settlement day. If the last maturity day of the principal hereof is not the interest settlement day, the outstanding interests shall be settled together with the principal (daily rate = monthly rate/30).

Article 2 The Lender shall have the right not to grant the Loan hereunder until all of the following conditions are completed:

2-1 The Borrower shall open a basic deposit account at the Lender;
2-2 The Borrower shall, at the requirements of the Lender, provide relevant documents and materials and complete corresponding procedures;
2-3 In case of foreign exchange loan hereunder, the Borrower shall go through all approvals, registrations and other legal procedures relating to the Loan according to pertinent provisions;
2-4 In case of mortgage, pledge or guarantee concerning the Loan hereunder, relevant registration and/or insurance and other legal procedures have been completed according to the requirements of the Lender, and such guarantee and insurance shall be valid continually. In case of guarantee concerning the Loan hereunder, the guarantee contract has been concluded and is in force.

Article 3 Rights and Obligations of the Lender

3-1 The Lender shall have the right to know about such situations of the Borrower as production, operation, finance, storage and use of the Loan, and to require the Borrower to submit financial statements and other documents, materials and information on schedule.
3-2 The Lender can stop granting the Loan or take back the Loan in advance if the Lender conducts behaviors or has circumstances which are sufficient to affect the safety of the Loan, including, but not limited to, those as describe in Paragraph 7, 8 and 10 of Article 4 hereof.
3-3 The Lender can make direct direction from any account of the Borrower, if the Lender takes back according to the Contract or takes back in advance the principal, interests, penalty interests, compound interests and other sum payable by the Borrower.
3-4 If the sum repaid by the Borrower is insufficient to discharge the sum payable hereunder, the Lender may choose to use such sum to repay the principal, interests, penalty interests, compound interests or other charges.
3-5 The Lender may disclose in public the breaches of the Borrower, if the Borrower fails to perform the repayment obligation.
3-6 The Lender shall grant the Loan to the Borrower in full amount on schedule according to the Contract.

Article 4 Rights and Obligations of the Borrower

4-1 The Borrower shall have the right to obtain and use the Loan according to the Contract.
4-2 The Borrower shall go through procedures for settlement and deposit relating to the Loan hereunder through the accounts as mentioned in Article 2 hereof.
4-3 In case of foreign exchange loan hereunder, the Borrower shall go through all approvals, registrations and other legal procedures relating to the Loan according to pertinent provisions.
4-4 The Borrower shall repay the principal and interests on schedule. In case of extension required, the Borrower shall submit a written application to the Lender 15 days in advance of the maturity date; an extension agreement may be made with approval of the Lender.
4-5 The Borrower shall use the Loan subject to the purpose stipulated herein, and may not seize or misappropriate the Loan.
4-6 The Borrower shall provide true, complete and valid financial statements or other relevant materials and information to the Lender on a monthly basis. The Borrower shall cooperate actively with the Lender in inspecting its production, operation, finance and use of the Loan hereunder.
4-7 The Borrower shall send a prior notice to the Lender in writing if the Borrower conducts contract, lease, joint stock reconstruction, joint management, merger, acquirement, division, joint venture, asset transfer, application for business stoppage and rectification and other behavior which is sufficient to change the relationship of creditor's rights and debt hereunder or affect realization of the Lender’s creditor’s right. With the consent of the Lender, the Borrower shall ascertain the repayment liability or repay the debt hereunder in advance; otherwise, the Borrower may not conduct any behaviors hereinbefore.
4-8 The Borrower shall notify the Lender in writing immediately and carry through the preservation measures to creditor’s rights which are accepted by the Lender, if, except for those as mentioned in previous clause, the Borrower has any other circumstances which will have material adverse affections on its repayment obligation hereunder, such as production stoppage, business closure, registration cancellation, revocation of business license, or violation of laws or serious litigation or arbitration involved by the legal representative or main persons in charge, or severe difficulties in production and operation, deterioration of finance, etc.

4-9 The Borrower shall send a written notice to the Lender in advance and obtain the consent of the Lender if the Borrower provides guarantee in favor of other’s debt or mortgages or pawns its main properties to a third party, which may affect its capability of repayment of the Loan hereunder.
4-10 The Borrower, as well as its investors, may not withdraw funds or hide properties to escape repayment debts to the Lender.
4-11 The Borrower shall in time notify the Lender in writing of changed name, legal representative, domicile, business scope and others of the Borrower, if any.
4-12 The Borrower shall provide in time other guarantees accepted by the Lender if the guarantor as to the Loan hereunder stops production, closes business, cancels registration, is revoked business license, is insolvent and is in deficit, or loses partly or wholly the guarantee capability relating to the Loan hereunder, or the value guaranty, pawn or pledge as to the Loan hereunder reduces.
4-13 The Borrower shall be responsible for costs and expenses relating to the Contract and the guarantee hereunder, such as attorney fee, insurance premium, freight, evaluation fee, registration cost, storage fee, appraisal fee and notarization fee.

Article 5 Early Repayment

In case of early repayment, the Borrower shall obtain the consent of the Lender. If the Lender agrees the Borrower to repay the Loan in advance, the interests of the sum repaid early shall be calculated according to the following second method:

1)	to calculate the interests according to the loan term and the interest rate stipulated in the Contract;
2)	to calculate the interests at the ___% floating upward the interest rate stipulated in the Contract according to the actual term of loan.

Article 6 Liability for Breach of Agreement

6-1 In case of losses to the Borrower due to failure of the Lender to grant the Loan to the Borrower in full amount according to the Contract, the Lender shall pay the penalty to the Borrower according to the overdue amount and delayed days. Calculation of the penalty shall be the same as that of interests of overdue lending in corresponding period.
6-2 Where the Borrower fails to return the principal and interests on schedule stipulated in the Contract, the Lender shall calculate and charge penalty interests of such overdue repayment sum, at thirty per cent floating upward the interest rate stipulated in the Contract as of the overdue repayment day, until corresponding principal and interests have been paid off. If, during overdue repayment, in case of lending in RMB, the People’s Bank of China revises upward the benchmark of corresponding RMB loan, the penalty interest rate shall be revised correspondingly as of such revision day.

6-3 Where the Borrower fails to use the Loan according to the Contract, the Lender shall calculate and charge penalty interests of such sum in breach, at fifty per cent floating upward the interest rate stipulated in the Contract as of the breach day, until corresponding principal and interests have been paid off. If, during overdue repayment, in case of lending in RMB, the People’s Bank of China revises upward the benchmark of corresponding RMB loan, the penalty interest rate shall be revised correspondingly as of such revision day.
6-4 The Lender shall calculate and charge compound interests according to the stipulations of the People’s Bank of China against the outstanding interests payable.
6-5 Where the Borrower is in breach of the obligations hereunder, the Lender shall have the right to require the Borrower to correct such breach within a given period, to stop granting the Loan or take back the Loan granted in advance; furthermore, the Lender shall also have the right to declare the lending under other loan contracts by and between the Lender and the Borrower is mature immediately or to take other asset property measures.
6-6 Where any of the guarantors of the Loan hereunder is in breach of the obligations stipulated in the guarantee contract, the Lender shall have the right to take measures against the Borrower, including stopping granting the Loan, taking back the Loan granted in advance or other asset property measures.
6-7 Where the Lender has to realize its creditor’s rights by means of litigation or arbitration due to breach of the Borrower, the Borrower shall be responsible for the attorney fee, traveling fee and other costs for realization incurred by the Lender thus.

Article 7 Guarantee of the Loan

The guarantee of the Loan hereunder shall be mortgage. The guarantee contract shall be concluded otherwise. In case of maximum deposit mortgage, the number of the guarantee contract is _______________.

Article 8 Settlement of Disputes

Any dispute arising from performance of the Contract may be settled through negotiation, or by means of following ____:

1)	litigation. The dispute shall be governed by the People’s Court at the place where the Lender is located;
2)	arbitration. The dispute shall be submitted to ____________________ (full name of the arbitration institution) for arbitration according to its rules.

The Contract shall be performed continually during the period of litigation or arbitration, except for those in dispute.

Article 9 Miscellaneous

Article 10 Effectiveness

The Contract shall be in force after signed or sealed by the Parties hereto.

Article 11 Copies

The Contract shall be in three copies with equal force, one of which shall be kept by either party hereto and one submitted to the Administration for Industry and Commerce.

Article 12 Notice

The Lender has reminded the Borrower to understand comprehensively and exactly the terms and conditions of the Contract and explained for corresponding terms and conditions hereof at the requirements of the Borrower. The Parties to the Contract have consistent understanding of the meanings of the Contract.

The Borrower (signature and seal): Tianjin Daqiuzhuang Metal Sheet Co., Ltd.
Legal representative or agent:

The Lender (signature and seal): Agricultural Bank of China Tianjin Daqiuzhuang Sub-Branch
Principal or agent:

Date of conclusion: the __ day of ____
Place of conclusion: Agricultural Bank of China Tianjin Daqiuzhuang Sub-Branch

Mortgage Contract

Agricultural Bank of China

Mortgage Contract

No. (JJH) NYDZ (2005) 12902200500004366

Mortgagee (full name): Agricultural Bank of China Tianjin Daqiuzhuang Sub-Branch

Mortgager (full name): 1) Tianjin Daqiuzhuang Metal Sheet Co., Ltd.
2) _____________________________________
3) ______________________________________

The Mortgager is willing to provide mortgage to the debt between Tianjin Daqiuzhuang Metal Sheet Co., Ltd. (hereinafter referred to as the Debtor) and the Mortgagee under the Loan Contract (hereinafter referred to as the Master Contract), No. JJHNYJZ (2005) 12101200500001710, to ensure that the Master Contract by and between the Debtor and the Mortgagee can be fulfilled in deed. The Contract is entered into through negotiation in accordance with pertinent laws and regulations of the State.

Article 1 Kind of Primary Creditor’s Rights Guaranteed and Sum of the Principal

The primary creditor’s right guaranteed is of short-term working capital loan, covering nine million yuan of the principal.

Article 2 Scope of Mortgage

The scope of mortgage includes the principal, interests, penalty interests, compound interests, penalty and damages of the debt under the Master Contract, and litigation cost, attorney fee, guaranty disposal fee, transfer fee and other costs incurred by the Mortgagee for realization of its creditor’s right.

Article 3 Guaranty

3-1 The Mortgager agrees to provide the following properties: machine and equipments (see the Guaranty List, No. JJHNYDZ (2005)12902200500004363) as the guaranty hereunder. The said Guaranty List shall be part of the Contract.
3-2 The said guaranties shall be evaluated temporarily as (say) twelve million nine hundred and twenty-one thousand two hundred yuan only. The final value hereof shall be subject to the net income from actual disposal of the guaranties for realization of the mortgage right.

Article 4 Mortgager’s Undertakings

4-1 The Mortgager owns the title or disposal right of the guaranties sufficiently and beyond dispute.
4-2 The guaranties may be circulated or transferred according to laws.
4-3 The guaranties have not been sealed up, detained or remortgaged.
4-4 The Mortgager does not hide those circumstances including default of taxes, project price and other sums under the guaranties, lease of the guaranties and others.
4-5 The Mortgager has obtained the consent of the co-owners of the guaranties concerning mortgage hereunder.
4-6 There are not other facts which may affect the Mortgagee to realize its mortgage right.

Article 5 Effectiveness of Mortgage Right

The effectiveness of the mortgage right can cover appurtenant objects, secondary right, right of subrogation, combination substances, compositions, processed matters and accrued interests of the guaranties.

Article 6 Holding and Management of Guaranties

6-1 The guaranties hereunder shall be held by the Mortgager, who shall have the obligation to manage properly the guaranties. The Mortgagee shall have the right to supervise and inspect management of the guaranties.
6-2 Within the term of the Contract, the Mortgager may not present, transfer, sell, lease, remortgage the guaranties or dispose in other ways without written consent of the Mortgagee. Earnings from transfer, lease and sale of the guaranties with written consent of the Mortgagee shall be applied to repayment of the debt under the Master Contract guaranteed in advance, or to be drawn by the third party agreed by the Mortgager and the Mortgagee.
6-3 If, within the term of the Contract, the guaranties are ruined, damaged or expropriated, the Mortgager shall take effective measures in time to prevent expansion of the losses and notify promptly the Mortgagee in writing. Insurance premiums, damages and compensations gained by the Mortgager thus shall be first used to repay the debt under the Master Contract.
6-4 If, within the term of the Contract, the value of the guaranties is reduced, the Mortgagee shall have the right to require the Mortgager to restore the value of the guaranties or provide other guarantees accepted by the Mortgagee. Where the Mortgager refuses to restore the value or provide other guarantees, the Mortgagee shall have the right to declare that the debt under the Master Contract is mature in advance. In such case, the Mortgagee may require the Mortgager to repay the debt, or exercise the right of mortgage in advance.

Article 7 Insurance of Guaranties

7-1 The Mortgager shall at the requirements of the Mortgagee pay relevant insurances concerning the guaranties. The mortgagee shall be the first beneficiary of such insurances.
7-2 The mortgager shall deliver the original of the insurance policies as to the guaranties to the Mortgagee.

7-3 Within the term of the Contract, the Mortgager may not suspend or withdraw the insurances with any reason. In case of suspension, the Mortgagee shall have the right to go through insurance procedures on behalf at all cost of the Mortgager. The Mortgagee shall have the right to deduct the said costs directly from any account of the Mortgager.
7-4 In case of accidents covered by insurance, the insurance compensations shall be first used to repay the debt under the Master Contract and relevant expenses.

Article 8 Registration of Mortgage

The Mortgager shall within 5 days as of the date of the Contract go through the procedures for registration of mortgage with relevant registration authority and submit the Mortgagee the originals of the certificate of supplementary rights and the mortgage registration certification of the guaranties and other supplementary rights certificates.

Article 9 Realization of the Right of Mortgage

9-1 If the Mortgagee has not be repaid after expiration of performance period of the debt under the Master Contract, the Mortgagee shall have the right to convert the guaranties into money or repay the debt with earnings from auction or sale of the guaranties. The said “expiration of period” includes the circumstance that the Mortgagee declares that the debt under the Master Contract is mature in advance in according to the state laws and regulations or the stipulations of the Master Contract.
9-2 In case of more than two mortgagers hereunder, the Mortgagee shall have the right to dispose the guaranties of any or all mortgagers when exercising the right of mortgage.

Article 10 Liability for Breach of Agreement

10-1 After effectiveness of the Contract, both the Mortgagee and the Mortgager shall perform their obligations hereunder. Either party that fails to do so shall be liable for corresponding liabilities for breach of agreement and compensating the other for losses therefrom.
10-2 The Mortgager shall compensate the Mortgagee for all losses caused by any of the following circumstances:
1) the Mortgager conceals facts that the guaranties have co-owners or are in dispute, sealed up, controlled, detained, remortgaged, leased or in default in taxes or project price, etc.;
2) the Mortgager disposes the guaranties without written consent of the Mortgagee; or
3) the Mortgager conducts other behaviors which violate the stipulations herein or affect the Mortgagee to realize the right of mortgage.

Article 11 Expense Sharing

The Mortgager shall be responsible for all costs and expenses incurred from registration, evaluation, insurance, appraisal, notarization or drawing of the guaranties hereunder.

Article 12 Settlement of Disputes

Any dispute arising from performance of the Contract may be settled through negotiation, or by the following first means:

3)	litigation. The dispute shall be governed by the People’s Court at the place where the Mortgagee is located;
4)	arbitration. The dispute shall be submitted to ____________________ (full name of the arbitration institution) for arbitration according to its rules.

The Contract shall be performed continually during the period of litigation or arbitration, except for those in dispute.

Article 13 Miscellaneous

13-1 The Mortgager has received and read the Master Contract guaranteed.

Article 14 Effectiveness

The Contract shall be in force after signed or sealed by the Parties hereto. In case of mortgage registration required by laws, the Contract shall become effective as of the date of registration.

Article 15 The Contract shall be in three copies with equal force, one of which shall be kept by either party hereto and one submitted to the Administration for Industry and Commerce.

Article 16 Notice

The Mortgagee has reminded the Mortgager to understand comprehensively and exactly the terms and conditions of the Contract and explained for corresponding terms and conditions hereof at the requirements of the Mortgager. The Parties to the Contract have consistent understanding of the meanings of the Contract.

The Mortgagee (signature and seal): Agricultural Bank of China Tianjin Daqiuzhuang Sub-Branch
Principal or agent:

The Mortgager (signature and seal): Tianjin Daqiuzhuang Metal Sheet Co., Ltd.
Legal representative or agent: Yu Zuosheng

The Mortgager (signature and seal):
Legal representative or agent:

The Mortgager (signature and seal):
Legal representative or agent:

Date of conclusion: March 14, 2005
Place of conclusion: Agricultural Bank of China Tianjin Daqiuzhuang Sub-Branch

Loan Contract

Agricultural Bank of China

Loan Contract
No. (JJH)NYJZ(___) 12101200500006651

Borrower (full name): Tianjin Daqiuzhuang Metal Sheet Co., Ltd.
Lender (full name): Agricultural Bank of China Tianjin Jinghai Sub-Branch

The Contract is entered into through negotiation in accordance with pertinent laws and regulations.

Article 1 Loan

1-1 Kind: short-term working capital loan
1-2 Purpose: refinancing
1-3 Currency and sum (say): twenty million yuan only
1-4 Loan term:
1) the term of this Loan shall be as follows:

Lending		Maturity
Date	Sum	Date	Sum
November 3, 2005	RMB 10,000,000	October 28, 2006	RMB 10,000,000
November 3, 2005	RMB 10,000,000	November 3, 2006	RMB 10,000,000

(In case of insufficiency, additional table will be available and shall be part of the Contract)

2) In case of inconsistency of the sum and date as to lending and maturity date as described herein and those in lending vouchers, the latter shall prevail. The lending vouchers shall be part of the Contract and have equal legal force with the Contract.
3) In case of foreign exchange loan hereunder, the Borrower shall return the principal and interests in the original currency.
1-7	Interest rate
The interest rate of the Loan in RMB shall be fixed according to the following first method:
1)	floating rate:
The interest rate shall be of annual rate: 6.975%, 25% floating upward (floating upward/downward) on the benchmark rate. The benchmark rate of a loan less than five years (included) shall be subject to the benchmark rate of RMB loan publicized by the People’s Bank of China in corresponding period; the benchmark rate of a loan more than five years shall be additional ___% based on benchmark rate of RMB loan publicized by the People’s Bank of China in corresponding period.

The interest rate shall be adjusted in a period of three months. In case of the benchmark rate of RMB loan adjusted by the People’s Bank of China, the Lender shall, as of the corresponding lending date of the first month in the following period after adjustment, fix new lending rate according to the corresponding adjusted benchmark and the said calculation method, and the Lender will not be notified otherwise. If the adjustment date is the same with the lending date or the corresponding date of the first month in such period, new lending rate shall be fixed as of the adjustment date. In case of absence of corresponding date, the last day of the month shall apply.
2)	Fixed rate:
The interest rate shall be of annual rate:____%, ___% floating upward (floating upward/downward) on the benchmark rate, up to the maturity date. The benchmark rate of a loan less than five years (included) shall be subject to the benchmark rate of RMB loan publicized by the People’s Bank of China in corresponding period; the benchmark rate of a loan more than five years shall be additional ___% based on benchmark rate of RMB loan publicized by the People’s Bank of China in corresponding period.

In case of foreign exchange loan, the interest rate shall be fixed according to the following __ method:
a.
the rate comprised of ____ month(s) of _____ (LIBOR/HIBOR) and ____% of interest margin, floating _____ month(s). LIBOR/HIBOR is the London/Hong Kong inter-bank offered rate in corresponding period publicized by Reuters two working dates prior to the interest day.

b.	Annual rate: __%, up to the maturity date;
c.	Others: ________________________________________________________.

1-8	Interest Settlement
The interest of the Loan hereunder shall be settled on the quarterly (monthly/quarterly) basis on the 20th day of the last month in each quarter (quarter/month). The Borrower shall pay off the interests on the interest settlement day. If the last maturity day of the principal hereof is not the interest settlement day, the outstanding interests shall be settled together with the principal (daily rate = monthly rate/30).

Article 2 The Lender shall have the right not to grant the Loan hereunder until all of the following conditions are completed:

2-1 The Borrower shall open a basic account at the Lender;
2-2 The Borrower shall, at the requirements of the Lender, provide relevant documents and materials and complete corresponding procedures;
2-3 In case of foreign exchange loan hereunder, the Borrower shall go through all approvals, registrations and other legal procedures relating to the Loan according to pertinent provisions;
2-4 In case of mortgage, pledge or guarantee concerning the Loan hereunder, relevant registration and/or insurance and other legal procedures have been completed according to the requirements of the Lender, and such guarantee and insurance shall be valid continually. In case of guarantee concerning the Loan hereunder, the guarantee contract has been concluded and is in force.

Article 3 Rights and Obligations of the Lender

3-1 The Lender shall have the right to know about such situations of the Borrower as production, operation, finance, storage and use of the Loan, and to require the Borrower to submit financial statements and other documents, materials and information on schedule.
3-2 The Lender can stop granting the Loan or take back the Loan in advance if the Lender conducts behaviors or has circumstances which are sufficient to affect the safety of the Loan, including, but not limited to, those as describe in Paragraph 7, 8 and 10 of Article 4 hereof.
3-3 The Lender can make direct direction from any account of the Borrower, if the Lender takes back according to the Contract or takes back in advance the principal, interests, penalty interests, compound interests and other sum payable by the Borrower.
3-4 If the sum repaid by the Borrower is insufficient to discharge the sum payable hereunder, the Lender may choose to use such sum to repay the principal, interests, penalty interests, compound interests or other charges.
3-5 The Lender may disclose in public the breaches of the Borrower, if the Borrower fails to perform the repayment obligation.
3-6 The Lender shall grant the Loan to the Borrower in full amount on schedule according to the Contract.

Article 4 Rights and Obligations of the Borrower

4-1 The Borrower shall have the right to obtain and use the Loan according to the Contract.
4-2 The Borrower shall go through procedures for settlement and deposit relating to the Loan hereunder through the accounts as mentioned in Article 2 hereof.
4-3 In case of foreign exchange loan hereunder, the Borrower shall go through all approvals, registrations and other legal procedures relating to the Loan according to pertinent provisions.
4-4 The Borrower shall repay the principal and interests on schedule. In case of extension required, the Borrower shall submit a written application to the Lender 15 days in advance of the maturity date; an extension agreement may be made with approval of the Lender.
4-5 The Borrower shall use the Loan subject to the purpose stipulated herein, and may not seize or misappropriate the Loan.
4-6 The Borrower shall provide true, complete and valid financial statements or other relevant materials and information to the Lender on a monthly basis. The Borrower shall cooperate actively with the Lender in inspecting its production, operation, finance and use of the Loan hereunder.
4-7 The Borrower shall send a prior notice to the Lender in writing if the Borrower conducts contract, lease, joint stock reconstruction, joint management, merger, acquirement, division, joint venture, asset transfer, application for business stoppage and rectification and other behavior which is sufficient to change the relationship of creditor's rights and debt hereunder or affect realization of the Lender’s creditor’s right. With the consent of the Lender, the Borrower shall ascertain the repayment liability or repay the debt hereunder in advance; otherwise, the Borrower may not conduct any behaviors hereinbefore.
4-8 The Borrower shall notify the Lender in writing immediately and carry through the preservation measures to creditor’s rights which are accepted by the Lender, if, except for those as mentioned in previous clause, the Borrower has any other circumstances which will have material adverse affections on its repayment obligation hereunder, such as production stoppage, business closure, registration cancellation, revocation of business license, or violation of laws or serious litigation or arbitration involved by the legal representative or main persons in charge, or severe difficulties in production and operation, deterioration of finance, etc.

4-9 The Borrower shall send a written notice to the Lender in advance and obtain the consent of the Lender if the Borrower provides guarantee in favor of other’s debt or mortgages or pawns its main properties to a third party, which may affect its capability of repayment of the Loan hereunder.
4-10 The Borrower, as well as its investors, may not withdraw funds or hide properties to escape repayment debts to the Lender.
4-11 The Borrower shall in time notify the Lender in writing of changed name, legal representative, domicile, business scope and others of the Borrower, if any.
4-12 The Borrower shall provide in time other guarantees accepted by the Lender if the guarantor as to the Loan hereunder stops production, closes business, cancels registration, is revoked business license, is insolvent and is in deficit, or loses partly or wholly the guarantee capability relating to the Loan hereunder, or the value guaranty, pawn or pledge as to the Loan hereunder reduces.
4-13 The Borrower shall be responsible for costs and expenses relating to the Contract and the guarantee hereunder, such as attorney fee, insurance premium, freight, evaluation fee, registration cost, storage fee, appraisal fee and notarization fee.

Article 5 Early Repayment

In case of early repayment, the Borrower shall obtain the consent of the Lender. If the Lender agrees the Borrower to repay the Loan in advance, the interests of the sum repaid early shall be calculated according to the following second method:

1)	to calculate the interests according to the loan term and the interest rate stipulated in the Contract;
2)	to calculate the interests at the ___% floating upward the interest rate stipulated in the Contract according to the actual term of loan.

Article 6 Liability for Breach of Agreement

6-1 In case of losses to the Borrower due to failure of the Lender to grant the Loan to the Borrower in full amount according to the Contract, the Lender shall pay the penalty to the Borrower according to the overdue amount and delayed days. Calculation of the penalty shall be the same as that of interests of overdue lending in corresponding period.
6-2 Where the Borrower fails to return the principal and interests on schedule stipulated in the Contract, the Lender shall calculate and charge penalty interests of such overdue repayment sum, at thirty per cent floating upward the interest rate stipulated in the Contract as of the overdue repayment day, until corresponding principal and interests have been paid off. If, during overdue repayment, in case of lending in RMB, the People’s Bank of China revises upward the benchmark of corresponding RMB loan, the penalty interest rate shall be revised correspondingly as of such revision day.
6-3 Where the Borrower fails to use the Loan according to the Contract, the Lender shall calculate and charge penalty interests of such sum in breach, at fifty per cent floating upward the interest rate stipulated in the Contract as of the breach day, until corresponding principal and interests have been paid off. If, during overdue repayment, in case of lending in RMB, the People’s Bank of China revises upward the benchmark of corresponding RMB loan, the penalty interest rate shall be revised correspondingly as of such revision day.
6-4 The Lender shall calculate and charge compound interests according to the stipulations of the People’s Bank of China against the outstanding interests payable.
6-5 Where the Borrower is in breach of the obligations hereunder, the Lender shall have the right to require the Borrower to correct such breach within a given period, to stop granting the Loan or take back the Loan granted in advance; furthermore, the Lender shall also have the right to declare the lending under other loan contracts by and between the Lender and the Borrower is mature immediately or to take other asset property measures.
6-6 Where any of the guarantors of the Loan hereunder is in breach of the obligations stipulated in the guarantee contract, the Lender shall have the right to take measures against the Borrower, including stopping granting the Loan, taking back the Loan granted in advance or other asset property measures.
6-7 Where the Lender has to realize its creditor’s rights by means of litigation or arbitration due to breach of the Borrower, the Borrower shall be responsible for the attorney fee, traveling fee and other costs for realization incurred by the Lender thus.

Article 7 Guarantee of the Loan

The guarantee of the Loan hereunder shall be mortgage. The guarantee contract shall be concluded otherwise. In case of maximum deposit mortgage, the number of the guarantee contract is _______________.

Article 8 Settlement of Disputes

Any dispute arising from performance of the Contract may be settled through negotiation, or by means of following ____:

1)	litigation. The dispute shall be governed by the People’s Court at the place where the Lender is located;
2)	arbitration. The dispute shall be submitted to ____________________ (full name of the arbitration institution) for arbitration according to its rules.

The Contract shall be performed continually during the period of litigation or arbitration, except for those in dispute.

Article 9 Miscellaneous

Article 10 Effectiveness

The Contract shall be in force after signed or sealed by the Parties hereto.

Article 11 Copies

The Contract shall be in three copies with equal force, one of which shall be kept by either party hereto and one submitted to the Administration for Industry and Commerce.

Article 12 Notice

The Lender has reminded the Borrower to understand comprehensively and exactly the terms and conditions of the Contract and explained for corresponding terms and conditions hereof at the requirements of the Borrower. The Parties to the Contract have consistent understanding of the meanings of the Contract.

The Borrower (signature and seal): Tianjin Daqiuzhuang Metal Sheet Co., Ltd.
Legal representative or agent: Yu Zuosheng

The Lender (signature and seal): Agricultural Bank of China Tianjin Jinghai Sub-Branch
Principal or agent: Liu Tiegang

Date of conclusion: November 3, 2005
Place of conclusion: Agricultural Bank of China Tianjin Jinghai Sub-Branch

Mortgage Contract

Agricultural Bank of China

Mortgage Contract

No. (JJH) NYDZ (2005) 12902200500016328

Mortgagee (full name): Agricultural Bank of China Tianjin Jinghai Sub-Branch

Mortgager (full name): 1) Tianjin Daqiuzhuang Metal Sheet Co., Ltd.
2) _____________________________________
3) ______________________________________

The Mortgager is willing to provide mortgage to the debt between Tianjin Daqiuzhuang Metal Sheet Co., Ltd. (hereinafter referred to as the Debtor) and the Mortgagee under the Loan Contract (hereinafter referred to as the Master Contract), No. JJHNYJZ (2005) 12101200500006651, to ensure that the Master Contract by and between the Debtor and the Mortgagee can be fulfilled in deed. The Contract is entered into through negotiation in accordance with pertinent laws and regulations of the State.

Article 1 Kind of Primary Creditor’s Rights Guaranteed and Sum of the Principal

The primary creditor’s right guaranteed is of short-term working capital loan, covering twenty million yuan of the principal.

Article 2 Scope of Mortgage

The scope of mortgage includes the principal, interests, penalty interests, compound interests, penalty and damages of the debt under the Master Contract, and litigation cost, attorney fee, guaranty disposal fee, transfer fee and other costs incurred by the Mortgagee for realization of its creditor’s right.

Article 3 Guaranty

3-1 The Mortgager agrees to provide the following properties: machine and equipments (see the Guaranty List, No. 12902200500016328) as the guaranty hereunder. The said Guaranty List shall be part of the Contract.
3-2 The said guaranties shall be evaluated temporarily as (say) twenty-nine million three hundred and seventy thousand eight hundred and fifty yuan only. The final value hereof shall be subject to the net income from actual disposal of the guaranties for realization of the mortgage right.

Article 4 Mortgager’s Undertakings

4-1 The Mortgager owns the title or disposal right of the guaranties sufficiently and beyond dispute.
4-2 The guaranties may be circulated or transferred according to laws.
4-3 The guaranties have not been sealed up, detained or remortgaged.
4-4 The Mortgager does not hide those circumstances including default of taxes, project price and other sums under the guaranties, lease of the guaranties and others.
4-5 The Mortgager has obtained the consent of the co-owners of the guaranties concerning mortgage hereunder.
4-6 There are not other facts which may affect the Mortgagee to realize its mortgage right.

Article 5 Effectiveness of Mortgage Right

The effectiveness of the mortgage right can cover appurtenant objects, secondary right, right of subrogation, combination substances, compositions, processed matters and accrued interests of the guaranties.

Article 6 Holding and Management of Guaranties

6-1 The guaranties hereunder shall be held by the Mortgager, who shall have the obligation to manage properly the guaranties. The Mortgagee shall have the right to supervise and inspect management of the guaranties.
6-2 Within the term of the Contract, the Mortgager may not present, transfer, sell, lease, remortgage the guaranties or dispose in other ways without written consent of the Mortgagee. Earnings from transfer, lease and sale of the guaranties with written consent of the Mortgagee shall be applied to repayment of the debt under the Master Contract guaranteed in advance, or to be drawn by the third party agreed by the Mortgager and the Mortgagee.
6-3 If, within the term of the Contract, the guaranties are ruined, damaged or expropriated, the Mortgager shall take effective measures in time to prevent expansion of the losses and notify promptly the Mortgagee in writing. Insurance premiums, damages and compensations gained by the Mortgager thus shall be first used to repay the debt under the Master Contract.
6-4 If, within the term of the Contract, the value of the guaranties is reduced, the Mortgagee shall have the right to require the Mortgager to restore the value of the guaranties or provide other guarantees accepted by the Mortgagee. Where the Mortgager refuses to restore the value or provide other guarantees, the Mortgagee shall have the right to declare that the debt under the Master Contract is mature in advance. In such case, the Mortgagee may require the Mortgager to repay the debt, or exercise the right of mortgage in advance.

Article 7 Insurance of Guaranties

7-1 The Mortgager shall at the requirements of the Mortgagee pay relevant insurances concerning the guaranties. The mortgagee shall be the first beneficiary of such insurances.
7-2 The mortgager shall deliver the original of the insurance policies as to the guaranties to the Mortgagee.
7-3 Within the term of the Contract, the Mortgager may not suspend or withdraw the insurances with any reason. In case of suspension, the Mortgagee shall have the right to go through insurance procedures on behalf at all cost of the Mortgager. The Mortgagee shall have the right to deduct the said costs directly from any account of the Mortgager.

7-4 In case of accidents covered by insurance, the insurance compensations shall be first used to repay the debt under the Master Contract and relevant expenses.

Article 8 Registration of Mortgage

The Mortgager shall within 5 days as of the date of the Contract go through the procedures for registration of mortgage with relevant registration authority and submit the Mortgagee the originals of the certificate of supplementary rights and the mortgage registration certification of the guaranties and other supplementary rights certificates.

Article 9 Realization of the Right of Mortgage

9-1 If the Mortgagee has not be repaid after expiration of performance period of the debt under the Master Contract, the Mortgagee shall have the right to convert the guaranties into money or repay the debt with earnings from auction or sale of the guaranties. The said “expiration of period” includes the circumstance that the Mortgagee declares that the debt under the Master Contract is mature in advance in according to the state laws and regulations or the stipulations of the Master Contract.
9-2 In case of more than two mortgagers hereunder, the Mortgagee shall have the right to dispose the guaranties of any or all mortgagers when exercising the right of mortgage.

Article 10 Liability for Breach of Agreement

10-1 After effectiveness of the Contract, both the Mortgagee and the Mortgager shall perform their obligations hereunder. Either party that fails to do so shall be liable for corresponding liabilities for breach of agreement and compensating the other for losses therefrom.
10-2 The Mortgager shall compensate the Mortgagee for all losses caused by any of the following circumstances:
1) the Mortgager conceals facts that the guaranties have co-owners or are in dispute, sealed up, controlled, detained, remortgaged, leased or in default in taxes or project price, etc.;
2) the Mortgager disposes the guaranties without written consent of the Mortgagee; or
3) the Mortgager conducts other behaviors which violate the stipulations herein or affect the Mortgagee to realize the right of mortgage.

Article 11 Expense Sharing

The Mortgager shall be responsible for all costs and expenses incurred from registration, evaluation, insurance, appraisal, notarization or drawing of the guaranties hereunder.

Article 12 Settlement of Disputes

Any dispute arising from performance of the Contract may be settled through negotiation, or by the following first means:

5)	litigation. The dispute shall be governed by the People’s Court at the place where the Mortgagee is located;
6)	arbitration. The dispute shall be submitted to ____________________ (full name of the arbitration institution) for arbitration according to its rules.

The Contract shall be performed continually during the period of litigation or arbitration, except for those in dispute.

Article 13 Miscellaneous

13-1 The Mortgager has received and read the Master Contract guaranteed.

Article 14 Effectiveness

The Contract shall be in force after signed or sealed by the Parties hereto. In case of mortgage registration required by laws, the Contract shall become effective as of the date of registration.

Article 15 The Contract shall be in three copies with equal force, one of which shall be kept by either party hereto and one submitted to the Administration for Industry and Commerce.

Article 16 Notice

The Mortgagee has reminded the Mortgager to understand comprehensively and exactly the terms and conditions of the Contract and explained for corresponding terms and conditions hereof at the requirements of the Mortgager. The Parties to the Contract have consistent understanding of the meanings of the Contract.

The Mortgagee (signature and seal): Agricultural Bank of China Tianjin Jinghai Sub-Branch
Principal or agent: Liu Tiegang

The Mortgager (signature and seal): Tianjin Daqiuzhuang Metal Sheet Co., Ltd.
Legal representative or agent: Yu Zuosheng

The Mortgager (signature and seal):
Legal representative or agent:

The Mortgager (signature and seal):
Legal representative or agent:

Date of conclusion: November 3, 2005
Place of conclusion: Agricultural Bank of China Tianjin Jinghai Sub-Branch

Guarantee Contract

Agricultural Bank of China

Guarantee Contract

No. (JJH)NYBZ( ) 12901200500001286

Creditor (full name): Agricultural Bank of China Tianjin Jinghai Sub-Branch
Guarantor (full name): 1) Tianjin Baorunda Profiled Bar Co., Ltd.
2) ________________________________
3)_________________________________

The Guarantor is willing to guarantee the debt between Tianjin Daqiuzhuang Metal Sheet Co., Ltd. (hereinafter referred to as the Debtor) and the Creditor under the Loan Contract (hereinafter referred to as the Master Contract), No. JJHNYJZ (2005) 12101200500006651, to ensure that the Master Contract by and between the Debtor and the Creditor can be fulfilled in deed. The Contract is entered into through negotiation in accordance with pertinent laws and regulations of the State.

Article 1 Kind of Primary Creditor’s Rights Guaranteed and Sum of the Principal

The primary creditor’s right guaranteed is of short-term working capital loan, covering twenty million yuan of the principal.

Article 2 Scope of Guarantee

The scope of guarantee includes the principal, interests, penalty interests, compound interests, penalty and damages of the debt under the Master Contract, and litigation cost, attorney fee, guaranty disposal fee, transfer fee and other costs incurred by the Creditor for realization of its creditor’s right.

Article 3 Mode of Guarantee

The guarantee mode hereunder shall be of joint and several liability. In case of several guarantors hereunder, each guarantor shall assume the joint and several liability to the Creditor.

Article 4 Term of Guarantee

4-1 The guarantee term of the Guarantor shall be two years as of the date when the period of debt performance of the Debtor expires according to the stipulations of the Master Contract.
4-2 The guarantee term under the Banker’s Acceptance Bill, issue of bond exemption and guarantee letter shall be two years as of the date when the Creditor pays the sum in advance.
4-3 The guarantee term under commercial draft discount shall be two years as of the maturity date of the discount note.
4-4 Where the Creditor and the Debtor negotiate an extension agreement concerning the term of debt performance under the Master Contract, the Guarantor shall continue to assume the guarantee liability. The guarantee term shall be two years as of the date when the period of debt performance agreed in the extension agreement expires.

4-5 Where the Creditor declares that the debt under the Master Contract is mature in advance due to occurrence circumstances stipulated in laws, regulations or the Master Contract, the guarantee term shall be two years as of the prior maturity date of the debt under the Master Contract, which is determined by the Creditor.

Article 5 Guarantor’s Undertakings

5-1 The Guarantor shall provide true, complete and effective financial statements and other relevant materials and information.
5-2 The Guarantor will be willing to fulfill its liability of guarantee if the Debtor fails to discharge the debt according to the Master Contract.
5-3 The Creditor shall have the right to deduct corresponding sum from any account of the Guarantor if the Guarantor fails to fulfill its guarantee liability according to the Contract.
5-4 In case of any of the following circumstances, the Guarantor shall within 5 days thereafter notify the Creditor in writing:
1) the Guarantor changes administrative relationship or senior management, amends its articles of association and adjusts its organization structure;
2) the Guarantor stops production, closes business, cancels registration or is revoked business license;
3) the Guarantor’s finance deteriorates, or production and operation are in severe difficulty or the Guarantor is involved in significant litigation or arbitration;
4) the Guarantor changes name, domicile, legal representative, contact method and so on; or
5) the Guarantor has other circumstances which will not help the Creditor realize its creditor’s right.
5-5 The Guarantor shall notify the Creditor in writing 15 days in advance and obtain written consent of the Creditor if the Guarantor intends to conduct the following behaviors:
1) the Guarantor changes capital structure or operation system, including, but not limited to, contract, lease, joint stock reconstruction, joint management, merger, acquirement, division, joint venture, asset transfer and application for business stoppage and rectification, dissolution or bankruptcy;
2) the Guarantor provides guarantee to the debt of a third person or mortgage, pawn or guarantee its main assets for debt of it or a third person, which may affect it performance of the guarantee liability hereunder.
5-6 Where the Debtor guarantees with substantial objects, the Guarantor will perform the guarantee liability as to all debts guaranteed, prior to guarantee of substantial objects.

Article 6 Liability for Breach of Agreement

After effectiveness of the Contract, both the Creditor and the Guarantor shall perform their obligations hereunder. Either party that fails to do so shall be liable for corresponding liabilities for breach of agreement and compensating the other for losses therefrom.

Article 7 Settlement of Disputes

Any dispute arising from performance of the Contract may be settled through negotiation, or by the following first means:

7)	litigation. The dispute shall be governed by the People’s Court at the place where the Creditor is located;
8)	arbitration. The dispute shall be submitted to ____________________ (full name of the arbitration institution) for arbitration according to its rules.

The Contract shall be performed continually during the period of litigation or arbitration, except for those in dispute.

Article 8 Miscellaneous

8-1 The Guarantor has received and read the Master Contract guaranteed.

Article 9 Effectiveness

The Contract shall be in force after signed or sealed by the Parties hereto.

Article 10 The Contract shall be in two copies with equal force, one of which shall be kept by either party hereto.

Article 11 Notice

The Creditor has reminded the Guarantor to understand comprehensively and exactly the terms and conditions of the Contract and explained for corresponding terms and conditions hereof at the requirements of the Guarantor. The Parties to the Contract have consistent understanding of the meanings of the Contract.

The Creditor (signature and seal): Agricultural Bank of China Tianjin Jinghai Sub-Branch
Principal or agent: Liu Tiegang

The Guarantor (signature and seal): Tianjin Baorunda Profiled Bar Co., Ltd.
Legal representative or agent: Wu Congfeng

The Guarantor (signature and seal):
Legal representative or agent:

The Guarantor (signature and seal):
Legal representative or agent:

Date of conclusion: November 3, 2005
Place of conclusion: Agricultural Bank of China Tianjin Jinghai Sub-Branch

Loan Contract

Agricultural Bank of China

Loan Contract
No. (JJH)NYJZ(___) 12101200500006418

Borrower (full name): Tianjin Daqiuzhuang Metal Sheet Co., Ltd.
Lender (full name): Agricultural Bank of China Tianjin Jinghai Sub-Branch

The Contract is entered into through negotiation in accordance with pertinent laws and regulations.

Article 1 Loan

1-1 Kind: short-term working capital loan
1-2 Purpose: refinancing
1-3 Currency and sum (say): fourteen million seven hundred thousand yuan only
1-4 Loan term:
1) the term of this Loan shall be as follows:

Lending		Maturity
Date	Sum	Date	Sum
October 18, 2005	RMB 14,700,000	October 18, 2006	RMB 14,700,000

(in case of insufficiency, additional table will be available and shall be part of the Contract)

2) In case of inconsistency of the sum and date as to lending and maturity as described herein and those in lending vouchers, the latter shall prevail. The lending vouchers shall be part of the Contract and have equal legal force with the Contract.
3) In case of foreign exchange loan hereunder, the Borrower shall return the principal and interests in the original currency.
1-5	Interest rate
The interest rate of the Loan in RMB shall be fixed according to the following first method:
1)	floating rate:
The interest rate shall be of annual rate: 6.975%, 25% floating upward (floating upward/downward) on the benchmark rate. The benchmark rate of a loan less than five years (included) shall be subject to the benchmark rate of RMB loan publicized by the People’s Bank of China in corresponding period; the benchmark rate of a loan more than five years shall be additional ___% based on benchmark rate of RMB loan publicized by the People’s Bank of China in corresponding period.

The interest rate shall be adjusted in a period of three months. In case of the benchmark rate of RMB loan adjusted by the People’s Bank of China, the Lender shall, as of the corresponding lending date of the first month in the following period after adjustment, fix new lending rate according to the corresponding adjusted benchmark and the said calculation method, and the Lender will not be notified otherwise. If the adjustment date is the same with the lending date or the corresponding date of the first month in such period, new lending rate shall be fixed as of the adjustment date. In case of absence of corresponding date, the last day of the month shall apply.
2)	Fixed rate:
The interest rate shall be of annual rate:____%, ___% floating upward (floating upward/downward) on the benchmark rate, up to the maturity date. The benchmark rate of a loan less than five years (included) shall be subject to the benchmark rate of RMB loan publicized by the People’s Bank of China in corresponding period; the benchmark rate of a loan more than five years shall be additional ___% based on benchmark rate of RMB loan publicized by the People’s Bank of China in corresponding period.

In case of foreign exchange loan, the interest rate shall be fixed according to the following __ method:
a.
the rate comprised of ____ month(s) of _____ (LIBOR/HIBOR) and ____% of interest margin, floating _____ month(s). LIBOR/HIBOR is the London/Hong Kong inter-bank offered rate in corresponding period publicized by Reuters two working dates prior to the interest day.

b.	Annual rate: __%, up to the maturity date;
c.	Others: ________________________________________________________.

1-6	Interest Settlement
The interest of the Loan hereunder shall be settled on the quarterly (monthly/quarterly) basis on the 20th day of the last month in each quarter (quarter/month). The Borrower shall pay off the interests on the interest settlement day. If the last maturity day of the principal hereof is not the interest settlement day, the outstanding interests shall be settled together with the principal (daily rate = monthly rate/30).

Article 2 The Lender shall have the right not to grant the Loan hereunder until all of the following conditions are completed:

2-1 The Borrower shall open a basic account at the Lender;
2-2 The Borrower shall, at the requirements of the Lender, provide relevant documents and materials and complete corresponding procedures;
2-3 In case of foreign exchange loan hereunder, the Borrower shall go through all approvals, registrations and other legal procedures relating to the Loan according to pertinent provisions;
2-4 In case of mortgage, pledge or guarantee concerning the Loan hereunder, relevant registration and/or insurance and other legal procedures have been completed according to the requirements of the Lender, and such guarantee and insurance shall be valid continually. In case of assurance guarantee concerning the Loan hereunder, the assurance contract has been concluded and is in force.

Article 3 Rights and Obligations of the Lender

3-1 The Lender shall have the right to know about such situations of the Borrower as production, operation, finance, storage and use of the Loan, and to require the Borrower to submit financial statements and other documents, materials and information on schedule.
3-2 The Lender can stop granting the Loan or take back the Loan in advance if the Lender conducts behaviors or has circumstances which are sufficient to affect the safety of the Loan, including, but not limited to, those as describe in Paragraph 7, 8 and 10 of Article 4 hereof.
3-3 The Lender can make direct direction from any account of the Borrower, if the Lender takes back according to the Contract or takes back in advance the principal, interests, penalty interests, compound interests and other sum payable by the Borrower.
3-4 If the sum repaid by the Borrower is insufficient to discharge the sum payable hereunder, the Lender may choose to use such sum to repay the principal, interests, penalty interests, compound interests or other charges.
3-5 The Lender may disclose in public the breaches of the Borrower, if the Borrower fails to perform the repayment obligation.
3-6 The Lender shall grant the Loan to the Borrower in full amount on schedule according to the Contract.

Article 4 Rights and Obligations of the Borrower

4-1 The Borrower shall have the right to obtain and use the Loan according to the Contract.
4-2 The Borrower shall go through procedures for settlement and deposit relating to the Loan hereunder through the accounts as mentioned in Article 2 hereof.
4-3 In case of foreign exchange loan hereunder, the Borrower shall go through all approvals, registrations and other legal procedures relating to the Loan according to pertinent provisions.
4-4 The Borrower shall repay the principal and interests on schedule. In case of extension required, the Borrower shall submit a written application to the Lender 15 days in advance of the maturity date; an extension agreement may be made with approval of the Lender.
4-5 The Borrower shall use the Loan subject to the purpose stipulated herein, and may not seize or misappropriate the Loan.
4-6 The Borrower shall provide true, complete and valid financial statements or other relevant materials and information to the Lender on a monthly basis. The Borrower shall cooperate actively with the Lender in inspecting its production, operation, finance and use of the Loan hereunder.
4-7 The Borrower shall send a prior notice to the Lender in writing if the Borrower conducts contract, lease, joint stock reconstruction, joint management, merger, acquirement, division, joint venture, asset transfer, application for business stoppage and rectification and other behavior which is sufficient to change the relationship of creditor's rights and debt hereunder or affect realization of the Lender’s creditor’s right. With the consent of the Lender, the Borrower shall ascertain the repayment liability or repay the debt hereunder in advance; otherwise, the Borrower may not conduct any behaviors hereinbefore.
4-8 The Borrower shall notify the Lender in writing immediately and carry through the preservation measures to creditor’s rights which are accepted by the Lender, if, except for those as mentioned in previous clause, the Borrower has any other circumstances which will have material adverse affections on its repayment obligation hereunder, such as production stoppage, business closure, registration cancellation, revocation of business license, or violation of laws or serious litigation or arbitration involved by the legal representative or main persons in charge, or severe difficulties in production and operation, deterioration of finance, etc.

4-9 The Borrower shall send a written notice to the Lender in advance and obtain the consent of the Lender if the Borrower provides guarantee in favor of other’s debt or mortgages or pawns its main properties to a third party, which may affect its capability of repayment of the Loan hereunder.
4-10 The Borrower, as well as its investors, may not withdraw funds or hide properties to escape repayment debts to the Lender.
4-11 The Borrower shall in time notify the Lender in writing of changed name, legal representative, domicile, business scope and others of the Borrower, if any.
4-12 The Borrower shall provide in time other guarantees accepted by the Lender if the guarantor as to the Loan hereunder stops production, closes business, cancels registration, is revoked business license, is insolvent and is in deficit, or loses partly or wholly the guarantee capability relating to the Loan hereunder, or the value guaranty, pawn or pledge as to the Loan hereunder reduces.
4-13 The Borrower shall be responsible for costs and expenses relating to the Contract and the guarantee hereunder, such as attorney fee, insurance premium, freight, evaluation fee, registration cost, storage fee, appraisal fee and notarization fee.

Article 5 Early Repayment

In case of early repayment, the Borrower shall obtain the consent of the Lender. If the Lender agrees the Borrower to repay the Loan in advance, the interests of the sum repaid early shall be calculated according to the following second method:

1)	to calculate the interests according to the loan term and the interest rate stipulated in the Contract;
2)	to calculate the interests at the ___% floating upward the interest rate stipulated in the Contract according to the actual term of loan.

Article 6 Liability for Breach of Agreement

6-1 In case of losses to the Borrower due to failure of the Lender to grant the Loan to the Borrower in full amount according to the Contract, the Lender shall pay the penalty to the Borrower according to the overdue amount and delayed days. Calculation of the penalty shall be the same as that of interests of overdue lending in corresponding period.
6-2 Where the Borrower fails to return the principal and interests on schedule stipulated in the Contract, the Lender shall calculate and charge penalty interests of such overdue repayment sum, at thirty per cent floating upward the interest rate stipulated in the Contract as of the overdue repayment day, until corresponding principal and interests have been paid off. If, during overdue repayment, in case of lending in RMB, the People’s Bank of China revises upward the benchmark of corresponding RMB loan, the penalty interest rate shall be revised correspondingly as of such revision day.

6-3 Where the Borrower fails to use the Loan according to the Contract, the Lender shall calculate and charge penalty interests of such sum in breach, at fifty per cent floating upward the interest rate stipulated in the Contract as of the breach day, until corresponding principal and interests have been paid off. If, during overdue repayment, in case of lending in RMB, the People’s Bank of China revises upward the benchmark of corresponding RMB loan, the penalty interest rate shall be revised correspondingly as of such revision day.
6-4 The Lender shall calculate and charge compound interests according to the stipulations of the People’s Bank of China against the outstanding interests payable.
6-5 Where the Borrower is in breach of the obligations hereunder, the Lender shall have the right to require the Borrower to correct such breach within a given period, to stop granting the Loan or take back the Loan granted in advance; furthermore, the Lender shall also have the right to declare the lending under other loan contracts by and between the Lender and the Borrower is mature immediately or to take other asset property measures.
6-6 Where any of the guarantors of the Loan hereunder is in breach of the obligations stipulated in the guarantee contract, the Lender shall have the right to take measures against the Borrower, including stopping granting the Loan, taking back the Loan granted in advance or other asset property measures.
6-7 Where the Lender has to realize its creditor’s rights by means of litigation or arbitration due to breach of the Borrower, the Borrower shall be responsible for the attorney fee, traveling fee and other costs for realization incurred by the Lender thus.

Article 7 Guarantee of the Loan

The guarantee of the Loan hereunder shall be mortgage. The guarantee contract shall be concluded otherwise. In case of maximum deposit mortgage, the number of the guarantee contract is No. JJHNYGD 12106200500000372.

Article 8 Settlement of Disputes

Any dispute arising from performance of the Contract may be settled through negotiation, or by the following first means:

1) litigation. The dispute shall be governed by the People’s Court at the place where the Lender is located;
2) arbitration. The dispute shall be submitted to ____________________ (full name of the arbitration institution) for arbitration according to its rules.

The Contract shall be performed continually during the period of litigation or arbitration, except for those in dispute.

Article 9 Miscellaneous

Article 10 Effectiveness

The Contract shall be in force after signed or sealed by the Parties hereto.

Article 11 Copies

The Contract shall be in three copies with equal force, one of which shall be kept by either party hereto and one submitted to the Land Administrative Bureau.

Article 12 Notice

The Lender has reminded the Borrower to understand comprehensively and exactly the terms and conditions of the Contract and explained for corresponding terms and conditions hereof at the requirements of the Borrower. The Parties to the Contract have consistent understanding of the meanings of the Contract.

The Borrower (signature and seal): Tianjin Daqiuzhuang Metal Sheet Co., Ltd.
Legal representative or agent: Yu Zuosheng

The Lender (signature and seal): Agricultural Bank of China Tianjin Jinghai Sub-Branch
Principal or agent: Liu Tiegang

Date of conclusion: November 3, 2005
Place of conclusion: Agricultural Bank of China Tianjin Jinghai Sub-Branch

Maximum Deposit Mortgage Contract

Agricultural Bank of China

Maximum Deposit Mortgage Contract
No. (JJH)NYGDZ( ) 12906200500000372

Mortgagee (full name): Agricultural Bank of China Tianjin Jinghai Sub-Branch
Debtor (full name): Tianjin Daqiuzhuang Metal Sheet Co., Ltd.
Mortgager (full name): 1) Tianjin Daqiuzhuang Metal Sheet Co., Ltd.
2) _____________________________________

Whereas the Mortgager and the Mortgagee have concluded a series of contract for creditor’s right and debt (hereinafter referred to as the “Master Contract”) according to the term and maximum amount stipulated in Article 1 hereof, the Mortgager is willing to provide mortgage to the debt between the Debtor and the Mortgagee according to the said Master Contract. The Contract is entered into through negotiation in accordance with pertinent laws and regulations of the State.

Article 1 Primary Creditor’s Right Guaranteed and Maximum Sum

1-1
The Mortgager is willing to guarantee maximum balance of the debt incurred by the Debtor for dealing with all agreed businesses at the Mortgagee from October 18, 2005 to October 18, 2007, converting into twenty million seven hundred thousand yuan only. Foreign exchange dealings, if any, shall be converted at the offer price on the date of dealing. Dealings in the said period will be mature before October 18, 2008. The said dealings include as follows (subject to items marked “√”)

o RMB/foreign exchange loan o L/C issuance finance o export packing finance √ banker’s/commercial acceptance bill discount □ import bill advance □ banker’s letter of guarantee □ acceptance of banker’s bill □export bill purchase
Others: _________________________________________________________
1-2
Within the period and to the extent of maximum balance stipulated herein, the Debtor may apply for using the said bank credits circularly. The commencement date, maturity date, interest rate and sum of dealings shall be subject to the loan voucher of the Master Contract or relevant creditor’s right documents.

1-3
Within the period and to the extent of maximum balance stipulated herein, the Mortgagee needs not to go through guarantee procedures case by case when granting the loan stipulated herein and providing other bank credits.

1-4	There is no limitation on currency of dealings incurred during the period and maximum balance stipulated herein. The Mortgager shall be responsible for guarantee of the debt in original currency.

Article 2 Scope of Mortgage

The scope of mortgage includes the principal, interests, penalty interests, compound interests, penalty and damages of the debt under the Master Contract, and litigation cost, attorney fee, guaranty disposal fee, transfer fee and other costs incurred by the Mortgagee for realization of its creditor’s right.

The Mortgager is willing to guarantee the sum which actually exceeds the remaining of maximum sum due to fluctuation of exchange change.

Article 3 Guaranty

3-1 The Mortgager agrees to provide the following properties: the land-use right and attachment buildings overground (see the Guaranty List, No. 12906200500000372) as the guaranty hereunder. The said Guaranty List shall be part of the Contract.
3-2 The said guaranties shall be evaluated temporarily as (say) thirty-two million eight hundred and eighteen thousand eight hundred yuan only. The final value hereof shall be subject to the net income from actual disposal of the guaranties for realization of the mortgage right.

Article 4 Mortgager’s Undertakings

4-1 The Mortgager owns the title or disposal right of the guaranties sufficiently and beyond dispute.
4-2 The guaranties may be circulated or transferred according to laws.
4-3 The guaranties have not been sealed up, detained or remortgaged.
4-4 The Mortgager does not hide those circumstances including default of taxes, project price and other sums under the guaranties, lease of the guaranties and others.
4-5 The Mortgager has obtained the consent of the co-owners of the guaranties concerning mortgage hereunder.
4-6 There are not other facts which may affect the Mortgagee to realize its mortgage right.

Article 5 Effectiveness of Mortgage Right

The effectiveness of the mortgage right can cover appurtenant objects, secondary right, right of subrogation, combination substances, compositions, processed matters and accrued interests of the guaranties.

Article 6 Holding and Management of Guaranties

6-1 The guaranties hereunder shall be held by the Mortgager, who shall have the obligation to manage properly the guaranties. The Mortgagee shall have the right to supervise and inspect management of the guaranties.
6-2 Within the term of the Contract, the Mortgager may not present, transfer, sell, lease, remortgage the guaranties or dispose in other ways without written consent of the Mortgagee. Earnings from transfer, lease and sale of the guaranties with written consent of the Mortgagee shall be applied to repayment of the debt under the Master Contract guaranteed in advance, or to be drawn by the third party agreed by the Mortgager and the Mortgagee.

6-3 If, within the term of the Contract, the guaranties are ruined, damaged or expropriated, the Mortgager shall take effective measures in time to prevent expansion of the losses and notify promptly the Mortgagee in writing. Insurance premiums, damages and compensations gained by the Mortgager thus shall be first used to repay the debt under the Master Contract.
6-4 If, within the term of the Contract, the value of the guaranties is reduced, the Mortgagee shall have the right to require the Mortgager to restore the value of the guaranties or provide other guarantees accepted by the Mortgagee. Where the Mortgager refuses to restore the value or provide other guarantees, the Mortgagee shall have the right to declare that the debt under the Master Contract is mature in advance. In such case, the Mortgagee may require the Mortgager to repay the debt, or exercise the right of mortgage in advance.

Article 7 Insurance of Guaranties

7-1 The Mortgager shall at the requirements of the Mortgagee pay relevant insurances concerning the guaranties. The mortgagee shall be the first beneficiary of such insurances.
7-2 The mortgager shall deliver the original of the insurance policies as to the guaranties to the Mortgagee.
7-3 Within the term of the Contract, the Mortgager may not suspend or withdraw the insurances with any reason. In case of suspension, the Mortgagee shall have the right to go through insurance procedures on behalf at all cost of the Mortgager. The Mortgagee shall have the right to deduct the said costs directly from any account of the Mortgager.
7-4 In case of accidents covered by insurance, the insurance compensations shall be first used to repay the debt under the Master Contract and relevant expenses.

Article 8 Registration of Mortgage

The Mortgager shall within 5 days as of the date of the Contract go through the procedures for registration of mortgage with relevant registration authority and submit the Mortgagee the originals of the certificate of supplementary rights and the mortgage registration certification of the guaranties and other supplementary rights certificates.

Article 9 Realization of the Right of Mortgage

9-1 The Mortgagee shall have the right to declare that the debt guaranteed herein is mature in advance and to exercise the right to mortgage according to laws.
If the Mortgagee has not be repaid after expiration of performance period of the debt under any Master Contract, the Mortgagee shall have the right to convert the guaranties into money or repay the debt with earnings from auction or sale of the guaranties. The said “expiration of period” includes the circumstance that the Mortgagee declares that the debt under the Master Contract is mature in advance in according to the state laws and regulations or the stipulations of the Master Contract.
9-2 In case of more than two mortgagers hereunder, the Mortgagee shall have the right to dispose the guaranties of any or all mortgagers when exercising the right of mortgage.

Article 10 Liability for Breach of Agreement

10-1 After effectiveness of the Contract, both the Mortgagee and the Mortgager shall perform their obligations hereunder. Either party that fails to do so shall be liable for corresponding liabilities for breach of agreement and compensating the other for losses therefrom.
10-2 The Mortgager shall compensate the Mortgagee for all losses caused by any of the following circumstances:
1) the Mortgager conceals facts that the guaranties have co-owners or are in dispute, sealed up, controlled, detained, remortgaged, leased or in default in taxes or project price, etc.;
2) the Mortgager disposes the guaranties without written consent of the Mortgagee; or
3) the Mortgager conducts other behaviors which violate the stipulations herein or affect the Mortgagee to realize the right of mortgage.

Article 11 Expense Sharing

The Mortgager shall be responsible for all costs and expenses incurred from registration, evaluation, insurance, appraisal, notarization or drawing of the guaranties hereunder.

Article 12 Settlement of Disputes

Any dispute arising from performance of the Contract may be settled through negotiation, or by the following first means:

9)	litigation. The dispute shall be governed by the People’s Court at the place where the Mortgagee is located;
10)	arbitration. The dispute shall be submitted to ____________________ (full name of the arbitration institution) for arbitration according to its rules.

The Contract shall be performed continually during the period of litigation or arbitration, except for those in dispute.

Article 13 Miscellaneous

13-1 The Mortgager shall know about operation of the Debtor and occurrence and performance of all dealings hereunder. The Master Contract, loan voucher or relevant creditor’s right documents relating to all dealings hereunder will not be sent to the Mortgager otherwise.

Article 14 Effectiveness

The Contract shall be in force after signed or sealed by the Parties hereto. In case of mortgage registration required by laws, the Contract shall become effective as of the date of registration.

Article 15 The Contract shall be in three copies with equal force, one of which shall be kept by either party hereto and one submitted to Jinghai Land Bureau.

Article 16 Notice

The Mortgagee has reminded the Mortgager to understand comprehensively and exactly the terms and conditions of the Contract and explained for corresponding terms and conditions hereof at the requirements of the Mortgager. The Parties to the Contract have consistent understanding of the meanings of the Contract.

The Mortgagee (signature and seal): Agricultural Bank of China Tianjin Jinghai Sub-Branch
Principal or agent: Liu Tiegang

The Debtor (signature and seal): Tianjin Daqiuzhuang Metal Sheet Co., Ltd.
Legal representative or agent: Yu Zuosheng

The Mortgager (signature and seal): Tianjin Daqiuzhuang Metal Sheet Co., Ltd.
Legal representative or agent:

The Mortgager (signature and seal):
Legal representative or agent:

Date of conclusion: October 18, 2005
Place of conclusion: Agricultural Bank of China Tianjin Jinghai Sub-Branch

Loan Contract

Agricultural Bank of China

Loan Contract
No. (JJH)NYJZ(___) 12101200500006410

Borrower (full name): Tianjin Daqiuzhuang Metal Sheet Co., Ltd.
Lender (full name): Agricultural Bank of China Tianjin Jinghai Sub-Branch

The Contract is entered into through negotiation in accordance with pertinent laws and regulations.

Article 1 Loan

1-1 Kind: short-term working capital loan
1-2 Purpose: refinancing
1-3 Currency and sum (say): fifteen million yuan only
1-4 Loan term:
1) the term of this Loan shall be as follows:

Lending		Maturity
Date	Sum	Date	Sum
October 17, 2005	RMB 15,000,000	October 17, 2005	RMB 15,000,000

(in case of insufficiency, additional table will be available and shall be part of the Contract)

2) In case of inconsistency of the sum and date as to lending and maturity date as described herein and those in lending vouchers, the latter shall prevail. The lending vouchers shall be part of the Contract and have equal legal force with the Contract.
3) In case of foreign exchange loan hereunder, the Borrower shall return the principal and interests in the original currency.
1-5	Interest rate
The interest rate of the Loan in RMB shall be fixed according to the following first method:
1)	floating rate:
The interest rate shall be of annual rate: 6.975%, 25% floating upward (floating upward/downward) on the benchmark rate. The benchmark rate of a loan less than five years (included) shall be subject to the benchmark rate of RMB loan publicized by the People’s Bank of China in corresponding period; the benchmark rate of a loan more than five years shall be additional ___% based on benchmark rate of RMB loan publicized by the People’s Bank of China in corresponding period.

The interest rate shall be adjusted in a period of three months. In case of the benchmark rate of RMB loan adjusted by the People’s Bank of China, the Lender shall, as of the corresponding lending date of the first month in the following period after adjustment, fix new lending rate according to the corresponding adjusted benchmark and the said calculation method, and the Lender will not be notified otherwise. If the adjustment date is the same with the lending date or the corresponding date of the first month in such period, new lending rate shall be fixed as of the adjustment date. In case of absence of corresponding date, the last day of the month shall apply.
2)	Fixed rate:
The interest rate shall be of annual rate:____%, ___% floating upward (floating upward/downward) on the benchmark rate, up to the maturity date. The benchmark rate of a loan less than five years (included) shall be subject to the benchmark rate of RMB loan publicized by the People’s Bank of China in corresponding period; the benchmark rate of a loan more than five years shall be additional ___% based on benchmark rate of RMB loan publicized by the People’s Bank of China in corresponding period.

In case of foreign exchange loan, the interest rate shall be fixed according to the following __ method:
a)
the rate comprised of ____ month(s) of _____ (LIBOR/HIBOR) and ____% of interest margin, floating _____ month(s). LIBOR/HIBOR is the London/Hong Kong inter-bank offered rate in corresponding period publicized by Reuters two working dates prior to the interest day.

b)	Annual rate: __%, up to the maturity date;
c)	Others: ________________________________________________________.

1-6	Interest Settlement
The interest of the Loan hereunder shall be settled on the quarterly (monthly/quarterly) basis on the 20th day of the last month in each quarter (quarter/month). The Borrower shall pay off the interests on the interest settlement day. If the last maturity day of the principal hereof is not the interest settlement day, the outstanding interests shall be settled together with the principal (daily rate = monthly rate/30).

Article 2 The Lender shall have the right not to grant the Loan hereunder until all of the following conditions are completed:

2-1 The Borrower shall open a basic account at the Lender;
2-2 The Borrower shall, at the requirements of the Lender, provide relevant documents and materials and complete corresponding procedures;
2-3 In case of foreign exchange loan hereunder, the Borrower shall go through all approvals, registrations and other legal procedures relating to the Loan according to pertinent provisions;
2-4 In case of mortgage, pledge or guarantee concerning the Loan hereunder, relevant registration and/or insurance and other legal procedures have been completed according to the requirements of the Lender, and such guarantee and insurance shall be valid continually. In case of assurance guarantee concerning the Loan hereunder, the assurance contract has been concluded and is in force.

Article 3 Rights and Obligations of the Lender

3-1 The Lender shall have the right to know about such situations of the Borrower as production, operation, finance, storage and use of the Loan, and to require the Borrower to submit financial statements and other documents, materials and information on schedule.
3-2 The Lender can stop granting the Loan or take back the Loan in advance if the Lender conducts behaviors or has circumstances which are sufficient to affect the safety of the Loan, including, but not limited to, those as describe in Paragraph 7, 8 and 10 of Article 4 hereof.
3-3 The Lender can make direct direction from any account of the Borrower, if the Lender takes back according to the Contract or takes back in advance the principal, interests, penalty interests, compound interests and other sum payable by the Borrower.
3-4 If the sum repaid by the Borrower is insufficient to discharge the sum payable hereunder, the Lender may choose to use such sum to repay the principal, interests, penalty interests, compound interests or other charges.
3-5 The Lender may disclose in public the breaches of the Borrower, if the Borrower fails to perform the repayment obligation.
3-6 The Lender shall grant the Loan to the Borrower in full amount on schedule according to the Contract.

Article 4 Rights and Obligations of the Borrower

4-1 The Borrower shall have the right to obtain and use the Loan according to the Contract.
4-2 The Borrower shall go through procedures for settlement and deposit relating to the Loan hereunder through the accounts as mentioned in Article 2 hereof.
4-3 In case of foreign exchange loan hereunder, the Borrower shall go through all approvals, registrations and other legal procedures relating to the Loan according to pertinent provisions.
4-4 The Borrower shall repay the principal and interests on schedule. In case of extension required, the Borrower shall submit a written application to the Lender 15 days in advance of the maturity date; an extension agreement may be made with approval of the Lender.
4-5 The Borrower shall use the Loan subject to the purpose stipulated herein, and may not seize or misappropriate the Loan.
4-6 The Borrower shall provide true, complete and valid financial statements or other relevant materials and information to the Lender on a monthly basis. The Borrower shall cooperate actively with the Lender in inspecting its production, operation, finance and use of the Loan hereunder.
4-7 The Borrower shall send a prior notice to the Lender in writing if the Borrower conducts contract, lease, joint stock reconstruction, joint management, merger, acquirement, division, joint venture, asset transfer, application for business stoppage and rectification and other behavior which is sufficient to change the relationship of creditor's rights and debt hereunder or affect realization of the Lender’s creditor’s right. With the consent of the Lender, the Borrower shall ascertain the repayment liability or repay the debt hereunder in advance; otherwise, the Borrower may not conduct any behaviors hereinbefore.
4-8 The Borrower shall notify the Lender in writing immediately and carry through the preservation measures to creditor’s rights which are accepted by the Lender, if, except for those as mentioned in previous clause, the Borrower has any other circumstances which will have material adverse affections on its repayment obligation hereunder, such as production stoppage, business closure, registration cancellation, revocation of business license, or violation of laws or serious litigation or arbitration involved by the legal representative or main persons in charge, or severe difficulties in production and operation, deterioration of finance, etc.

4-9 The Borrower shall send a written notice to the Lender in advance and obtain the consent of the Lender if the Borrower provides guarantee in favor of other’s debt or mortgages or pawns its main properties to a third party, which may affect its capability of repayment of the Loan hereunder.
4-10 The Borrower, as well as its investors, may not withdraw funds or hide properties to escape repayment debts to the Lender.
4-11 The Borrower shall in time notify the Lender in writing of changed name, legal representative, domicile, business scope and others of the Borrower, if any.
4-12 The Borrower shall provide in time other guarantees accepted by the Lender if the guarantor as to the Loan hereunder stops production, closes business, cancels registration, is revoked business license, is insolvent and is in deficit, or loses partly or wholly the guarantee capability relating to the Loan hereunder, or the value guaranty, pawn or pledge as to the Loan hereunder reduces.
4-13 The Borrower shall be responsible for costs and expenses relating to the Contract and the guarantee hereunder, such as attorney fee, insurance premium, freight, evaluation fee, registration cost, storage fee, appraisal fee and notarization fee.

Article 5 Early Repayment

In case of early repayment, the Borrower shall obtain the consent of the Lender. If the Lender agrees the Borrower to repay the Loan in advance, the interests of the sum repaid early shall be calculated according to the following second method:

3)	to calculate the interests according to the loan term and the interest rate stipulated in the Contract;
4)	to calculate the interests at the ___% floating upward the interest rate stipulated in the Contract according to the actual term of loan.

Article 6 Liability for Breach of Agreement

6-1 In case of losses to the Borrower due to failure of the Lender to grant the Loan to the Borrower in full amount according to the Contract, the Lender shall pay the penalty to the Borrower according to the overdue amount and delayed days. Calculation of the penalty shall be the same as that of interests of overdue lending in corresponding period.
6-2 Where the Borrower fails to return the principal and interests on schedule stipulated in the Contract, the Lender shall calculate and charge penalty interests of such overdue repayment sum, at thirty per cent floating upward the interest rate stipulated in the Contract as of the overdue repayment day, until corresponding principal and interests have been paid off. If, during overdue repayment, in case of lending in RMB, the People’s Bank of China revises upward the benchmark of corresponding RMB loan, the penalty interest rate shall be revised correspondingly as of such revision day.

6-3 Where the Borrower fails to use the Loan according to the Contract, the Lender shall calculate and charge penalty interests of such sum in breach, at fifty per cent floating upward the interest rate stipulated in the Contract as of the breach day, until corresponding principal and interests have been paid off. If, during overdue repayment, in case of lending in RMB, the People’s Bank of China revises upward the benchmark of corresponding RMB loan, the penalty interest rate shall be revised correspondingly as of such revision day.
6-4 The Lender shall calculate and charge compound interests according to the stipulations of the People’s Bank of China against the outstanding interests payable.
6-5 Where the Borrower is in breach of the obligations hereunder, the Lender shall have the right to require the Borrower to correct such breach within a given period, to stop granting the Loan or take back the Loan granted in advance; furthermore, the Lender shall also have the right to declare the lending under other loan contracts by and between the Lender and the Borrower is mature immediately or to take other asset property measures.
6-6 Where any of the guarantors of the Loan hereunder is in breach of the obligations stipulated in the guarantee contract, the Lender shall have the right to take measures against the Borrower, including stopping granting the Loan, taking back the Loan granted in advance or other asset property measures.
6-7 Where the Lender has to realize its creditor’s rights by means of litigation or arbitration due to breach of the Borrower, the Borrower shall be responsible for the attorney fee, traveling fee and other costs for realization incurred by the Lender thus.

Article 7 Guarantee of the Loan

The guarantee of the Loan hereunder shall be assurance. The guarantee contract shall be concluded otherwise. In case of maximum deposit mortgage, the number of the guarantee contract is No. _____________________.

Article 8 Settlement of Disputes

Any dispute arising from performance of the Contract may be settled through negotiation, or by the following first means:

1) litigation. The dispute shall be governed by the People’s Court at the place where the Lender is located;
2) arbitration. The dispute shall be submitted to ____________________ (full name of the arbitration institution) for arbitration according to its rules.

The Contract shall be performed continually during the period of litigation or arbitration, except for those in dispute.

Article 9 Miscellaneous

Article 10 Effectiveness

The Contract shall be in force after signed or sealed by the Parties hereto.

Article 11 Copies

The Contract shall be in two copies with equal force, one of which shall be kept by either party hereto.

Article 12 Notice

The Lender has reminded the Borrower to understand comprehensively and exactly the terms and conditions of the Contract and explained for corresponding terms and conditions hereof at the requirements of the Borrower. The Parties to the Contract have consistent understanding of the meanings of the Contract.

The Borrower (signature and seal): Tianjin Daqiuzhuang Metal Sheet Co., Ltd.
Legal representative or agent: Yu Zuosheng

The Lender (signature and seal): Agricultural Bank of China Tianjin Jinghai Sub-Branch
Principal or agent: Liu Tiegang

Date of conclusion: October 17, 2005
Place of conclusion: Agricultural Bank of China Tianjin Daqiuzhuang Sub-Branch

Guarantee Contract

Agricultural Bank of China

Guarantee Contract

No. (JJH)NYBZ( ) 12901200500006960

Creditor (full name): Agricultural Bank of China Tianjin Jinghai Sub-Branch
Guarantor (full name): 1) Tianjin Dazhan Industrial Co., Ltd.
   2) ________________________________
   3)_________________________________

The Guarantor is willing to guarantee the debt between Tianjin Daqiuzhuang Metal Sheet Co., Ltd. (hereinafter referred to as the Debtor) and the Creditor under the Loan Contract (hereinafter referred to as the Master Contract), No. JJHNYJZ (2005) 12101200500006410, to ensure that the Master Contract by and between the Debtor and the Creditor can be fulfilled in deed. The Contract is entered into through negotiation in accordance with pertinent laws and regulations of the State.

Article 1 Kind of Primary Creditor’s Rights Guaranteed and Sum of the Principal

The primary creditor’s right guaranteed is of short-term working capital loan, covering fifteen million yuan of the principal.

Article 2 Scope of Guarantee

The scope of guarantee includes the principal, interests, penalty interests, compound interests, penalty and damages of the debt under the Master Contract, and litigation cost, attorney fee, guaranty disposal fee, transfer fee and other costs incurred by the Creditor for realization of its creditor’s right.

Article 3 Mode of Guarantee

The guarantee mode hereunder shall be of joint and several liability. In case of several guarantors hereunder, each guarantor shall assume the joint and several liability to the Creditor.

Article 4 Term of Guarantee

4-1 The guarantee term of the Guarantor shall be two years as of the date when the period of debt performance of the Debtor expires according to the stipulations of the Master Contract.
4-2 The guarantee term under the Banker’s Acceptance Bill, L/C Issuance Finance and guarantee letter shall be two years as of the date when the Creditor pays the sum in advance.
4-3 The guarantee term under commercial draft discount shall be two years as of the maturity date of the discount note.
4-4 Where the Creditor and the Debtor negotiate an extension agreement concerning the term of debt performance under the Master Contract, the Guarantor shall continue to assume the guarantee liability. The guarantee term shall be two years as of the date when the period of debt performance agreed in the extension agreement expires.

4-5 Where the Creditor declares that the debt under the Master Contract is mature in advance due to occurrence circumstances stipulated in laws, regulations or the Master Contract, the guarantee term shall be two years as of the prior maturity date of the debt under the Master Contract, which is determined by the Creditor.

Article 5 Guarantor’s Undertakings

5-1 The Guarantor shall provide true, complete and effective financial statements and other relevant materials and information.
5-2 The Guarantor will be willing to fulfill its liability of guarantee if the Debtor fails to discharge the debt according to the Master Contract.
5-3 The Creditor shall have the right to deduct corresponding sum from any account of the Guarantor if the Guarantor fails to fulfill its guarantee liability according to the Contract.
5-4 In case of any of the following circumstances, the Guarantor shall within 5 days thereafter notify the Creditor in writing:
1) the Guarantor changes administrative relationship or senior management, amends its articles of association and adjusts its organization structure;
2) the Guarantor stops production, closes business, cancels registration or is revoked business license;
3) the Guarantor’s finance deteriorates, or production and operation are in severe difficulty or the Guarantor is involved in significant litigation or arbitration;
4) the Guarantor changes name, domicile, legal representative, contact method and so on; or
5) the Guarantor has other circumstances which will not help the Creditor realize its creditor’s right.
5-5 The Guarantor shall notify the Creditor in writing 15 days in advance and obtain written consent of the Creditor if the Guarantor intends to conduct the following behaviors:
1) the Guarantor changes capital structure or operation system, including, but not limited to, contract, lease, joint stock reconstruction, joint management, merger, acquirement, division, joint venture, asset transfer and application for business stoppage and rectification, dissolution or bankruptcy;
2) the Guarantor provides guarantee to the debt of a third person or mortgage, pawn or guarantee its main assets for debt of it or a third person, which may affect it performance of the guarantee liability hereunder.
5-6 Where the Debtor guarantees with substantial objects, the Guarantor will perform the guarantee liability as to all debts guaranteed, prior to guarantee of substantial objects.

Article 6 Liability for Breach of Agreement

After effectiveness of the Contract, both the Creditor and the Guarantor shall perform their obligations hereunder. Either party that fails to do so shall be liable for corresponding liabilities for breach of agreement and compensating the other for losses therefrom.

Article 7 Settlement of Disputes

Any dispute arising from performance of the Contract may be settled through negotiation, or by the following first means:

11)	litigation. The dispute shall be governed by the People’s Court at the place where the Creditor is located;
12)	arbitration. The dispute shall be submitted to ____________________ (full name of the arbitration institution) for arbitration according to its rules.

The Contract shall be performed continually during the period of litigation or arbitration, except for those in dispute.

Article 8 Miscellaneous

8-1 The Guarantor has received and read the Master Contract guaranteed.

Article 9 Effectiveness

The Contract shall be in force after signed or sealed by the Parties hereto.

Article 10 The Contract shall be in three copies with equal force, one of which shall be kept by either party hereto, one by Tianjin Daqiuzhuang Metal Sheet Co., Ltd.

Article 11 Notice

The Creditor has reminded the Guarantor to understand comprehensively and exactly the terms and conditions of the Contract and explained for corresponding terms and conditions hereof at the requirements of the Guarantor. The Parties to the Contract have consistent understanding of the meanings of the Contract.

The Creditor (signature and seal): Agricultural Bank of China Tianjin Jinghai Sub-Branch
Principal or agent: Liu Tiegang

The Guarantor (signature and seal): Tianjin Dazhan Industrial Co., Ltd.
Legal representative or agent: Li Feng

The Guarantor (signature and seal):
Legal representative or agent:

The Guarantor (signature and seal):
Legal representative or agent:

Date of conclusion: October 17, 2005
Place of conclusion: Agricultural Bank of China Tianjin Daqiuzhuang Sub-Branch

Shanghai Pudong Development Bank

Short-term Loan Contract

Short-term Loan Contract

No. 7707200528001301

Borrower: Tianjin Daqiuzhuang Metal Sheet Co., Ltd.
Legal address:
Correspondence address:

Lender: Shanghai Pudong Development Bank Tianjin Branch
Add.:

Whereas the Borrower applies to the Lender for short-term loan, the Contract is hereby made through negotiation in the principle of equality in accordance with pertinent laws, decrees and regulations of the People’s Republic of China.

Article 1 Loan

1-1	The currency of the Loan hereunder is RMB, to the maximum extent of ten million yuan only.
1-2	The term of the Loan hereunder shall be from March 4, 2005 to March 3, 2006.
1-3
The Loan hereunder may not be used for any purposes other than short-term turnover. The effective evidence of the principal and interests of the Loan applied by the Borrower shall be subject to the accounting vouchers issued by the Lender according to the rules of practice.

Article 2 Interest Rate and Interest Mode

2-1 The interest rate of the Loan hereunder shall be:
1) 20% floating upward the benchmark lending rate publicized by the People’s Bank of China in corresponding period at the same level, namely, 0.558% per month, in case of RMB loan;
2) __% of annual rate [floating on basis of ____ month(s)], in case of foreign exchange loan.

If the benchmark lending rate of the Loan hereunder is adjusted by the People’s Bank of China within the term of the Contract, the interest hereof shall be calculated at available interest rate, which shall be fixed according to the adjusted benchmark rate and the floating rate stipulated herein from the next quarter of the date when the People’s Bank of China publicizes the adjusted benchmark rate.

2-2 Unless otherwise stipulated herein or by the Parties, the loan interest hereunder shall be calculated according to actual sum drawn and days occupied from the date of drawing on the basis of 360 days a year.
2-3 The interest payment date of the Loan hereunder shall be the 20th day of the third month in each quarter of a calendar year. In case of foreign exchange loan, the interest settlement day includes the final repayment date of the Loan hereunder. The Borrower shall pay the interests due to the Lender on the interest payment date, and hereby empower the Lender to deduct the interests due payable directly from the deposit account of the Borrower at the Lender.

Article 3 Drawing and Repayment

3-1 The Lender shall have no obligation to offer the Loan hereunder, until the following preconditions are satisfied:
1) at the time of drawing, the Borrower has completed the Loan Voucher and delivered relevant documents and materials at the requirements of the Lender;
2) the Borrower has handled relevant government permit, allowance and registration as well as other legal procedures relating to the Loan hereunder, e.g., the procedure for registration of foreign exchange loan; the Borrower shall also complete the procedure for notarization of the Contract, if required by the Lender;
3) the Borrower has completed such legal procedures as notarization and/or registration at the requirements of the Lender, if the Loan hereunder is of guaranteed loan, and the Borrower shall ensure the guarantee to be valid constantly;
4) there is not any breaches of agreement as mentioned in Article 7 hereof.
3-2
1) The Borrower shall
a. draw the Loan by installment according to the following drawing plan, but the Borrower shall handle the drawing procedure with the Lender three bank’s business days in advance of each drawing day:
the day of drawing by installment<?xml:namespace prefix = o />	sum
on the __ day of ____	(say) _____________ in _____ (currency)
on the __ day of ____	(say) _____________ in _____ (currency)
on the __ day of ____	(say) _____________ in _____ (currency)
on the __ day of ____	(say) _____________ in _____ (currency)
on the __ day of ____	(say) _____________ in _____ (currency)
or
b. go through the procedures for drawing on a lump-sum basis with the Lender three bank’s business days in advance as of the date when the preconditions stipulated herein have been satisfied.
2) The Lender shall grant the Loan in time after the Borrower satisfies the preconditions stipulated herein and completes the procedures for drawing according to the aforesaid clause.
3-3 The Lender shall have the right to cancel the sum which is not drawn by the Borrower according to the aforesaid clause. The Borrower has no right to make another drawing, except with consent of the Lender.
3-4 The Borrower shall repay on time the Loan hereunder in full amount to the Lender on the maturity date and hereby empower the Lender to make deduction directly from the deposit accounts of the Borrower at the Lender.
3-5 The Borrower shall obtain the prior consent of the Lender if it intends to repay the Loan in advance. The Borrower shall make repayment of the principal and interests according to the time limit as described herein if the consent of the Lender is absent.

Article 4 Statements and Guarantees

The Borrower hereby makes following statements and guarantees to the Lender. The statements and guarantees shall be in force after signed and be effective and valid within the term of the Contract.

4-1 The Borrower is the enterprise (institution) as legal person registered in accordance with Chinese laws. The Borrower owns sufficient rights to all of its assets, has full capability for civil conducts and assumes civil liability independently.
4-2 The Borrower has authorized the representative to execute the Contract. All terms and conditions of the Contract reflect true meaning of the Borrower and have legal binding upon the Borrower.
4-3 Execution and performance of the Contract by the Borrower will not violate the laws, regulations, decrees, judgments, rulings and orders which the Borrower shall abide by, or conflict with the articles of association of the Borrower, or any contract or agreement which the Borrower executes or any other obligations which the Borrower shall assume.
4-4 The Borrower shall at the requirements of the Lender provide true information concerning relevant operation and financial situation of the Borrower. The Borrower ensures that all financial statements issued by it comply with pertinent Chinese laws and regulations and reflect truly and justly the financial situation of the Borrower, and all documents and materials involved in the Contract are true, effective, complete, exact and free of camouflage.
4-5 The Borrower does not conceal any litigations, arbitrations, administrative proceedings, property preservation measures or enforcement procedures which have occurred or will occur and will or may affect its execution or performance of the Contract or may cause material adverse impact upon its operation or finance, or other events which may cause material adverse impacts.

Article 5 Stipulations

Within the term of the Loan hereunder the Parties make the following stipulations:

5-1 The Lender may inspect and supervise at any time utilization of the Loan in any way. The Borrower shall at the requirements of the Lender provide periodically relevant financial statements and other materials. The Borrower ensures to operate by laws and utilize the Loan according to Article 1.3 hereof, to cooperate actively with the Lender in supervising and inspecting the utilization of the Loan and operation of the Borrower and to provide in time monthly and yearly financial reports and other relevant materials required by the Lender.
5-2 The Borrower ensures that, except with preservation measures of collateralized loan approved by the Lender in writing, it will not make contract, operating lease, joint management, joint stock reconstruction, merger, joint venture (cooperation), division, establishment of branches, transfer of property rights, capital reduction, operation stoppage, dissolution, application for bankruptcy and other conducts which will affect the rights and interests of the Lender.
5-3 The Borrower ensures that, except with written consent of the Lender, it will not alter its articles of association and business scope materially, or sell, lease, transfer or dispose in other ways all or large part of its assets, or at will provide a third party with guarantee which will be sufficient to cause material adverse impacts upon its financial situation or capability of performance of its obligations hereunder.

5-4 The Borrower ensures not to repay other loans first in violation of normal repayment order, and not to execute presently or in future any contract or agreement to which the Loan hereunder will be subject.
5-5 The Borrower shall repay and pay the principal and interests of the Loan hereunder in the same currency. In case the guarantor makes repayment in other currencies, the Borrower shall ensure that it will, at the Lender’s instructions, convert the sum from the guarantor into the currency of the Loan hereunder via transaction, swap, conversion or sale of foreign exchange to repay the outstanding principal and interests hereunder; all costs and expenses incurred therefrom shall be borne by the Borrower.
5-6 The Borrower ensures to provide in time another guarantee which will be accepted by the Lender in case of occurrence or contingent occurrence of events which are sufficient to cause material adverse impact upon the guarantor’s financial situation or its capability of performance of guarantee obligation.
5-7 The Borrower ensures to notify in time the Lender as follows:
1) to notify the Lender in writing within three days in case the Borrower is aware of the breaches as mentioned in Article 7 hereof or the events which constitute breach;
2) to notify the Lender in writing within three days as of the date of material adverse events as mentioned in Article 4.5 hereof;
3) to notify the Lender in writing ten days in case of alteration of legal representative, authorized representative, correspondence address, name of the enterprise or material changes in finance and human resources.

5-8 The Lender shall have the right to make disposal according to Article 8.1 hereof in case the Borrower has certain events as mentioned in Article 4.5 hereof, which will be sufficient to affect the Borrower to repay the debt hereunder.

Article 6 Guarantee of Creditor’s Rights

6-1 The guarantor will provide guarantee in favor of the Borrower to the Lender concerning the principal and interests of the Loan hereunder, liquidated damages and costs incurred by the Lender for realizing the creditor’s right (the guarantee contract will be made otherwise):
1) Tianjin Sheng Da Steel Mill Co.,Ltd. (the guarantor) provides guarantee, the Guarantee Contract No.: 770720058001301;
2) __________________ (the mortgager) provides a mortgage with________________ (guaranty), the Mortgage Contract No.: ________________;
3) __________________ (the pawner) provides a pawn with________________ (pledge), the Pawn Contract No.: ________________.

Article 7 Breach

7-1 Any of the following events shall constitute breach of the Contract by the Borrower:
1) The Borrower fails to repay or/and pay on schedule all or part of principal and interests due payable under the Contract and other relevant expenses;
2) The Borrower fails to perform or acts against the statements and guarantees as stipulated in Article 4 hereof, or such statements and guarantees are untrue, inexact or incomplete;
3) The Borrower has been in breach of the stipulations in Article 5 hereof;
4) The Borrower violates any other loan contracts and agreements it makes, which cause its debts under such contracts and agreements is declared due in advance; or the Borrower fails to repay the debts which are due payable under other loan contracts and agreements it makes;
5) The investors of the Borrower withdraw capitals, transfer assets or shareholdings at will;
6) The Borrower fails to in time provide or add, at the requirements of the Lender, another guarantee which will be accepted by the Lender when the guarantor (or guaranty or pawn) has lost or will lost corresponding guarantee capability with the Loan hereunder or the guarantor acts against the guarantee documents it makes; or
7) The Borrower violates other terms and conditions of the Contract (except for this clause).
7-2 It will constitute a breach if the Lender fails to grant the Loan to the Borrower according to Article 3.2.2 hereof, except for breaches by the Borrower as mentioned in Article 7.1 hereof.

Article 8 Breach Disposal

8-1 In case of one or several breaches as mentioned in Article 7 hereof, the Lender may take one or several measures according to the fact:
1) to declare the principal of the Loan hereunder is due in advance, to settle all outstanding interests and to exercise recourse in any way against the Borrower or the guarantor;
2) to collect penalty interests at additional 50% of the lending interest rate on the overdue day and charge compound interests, in case of overdue payment of RMB loan; to collect penalty interests at additional 100% of the lending interest rate on the appropriation day and charge compound interests, in case of appropriation of RMB loan; to collect penalty interests at 20% floating upward the original interest rate and charge compound interests, in case of overdue payment and appropriation of foreign exchange loan;
3) to make deduction from all or part of deposit accounts of the Borrower at the Lender and other branches in the system of the head office of the Lender;
4) to cancel the credit line unused by the Borrower;
5) to require the Borrower to provide other guarantees accepted by the Lender;
6) to take other necessary measures according to laws.

In such case, the Borrower agrees to waive the right of defence without conditions and shall compensate the Lender for all losses due to such breach.

8-2 In case of breach, the Borrower shall be accountable for relevant costs and expenses (including attorney fee, litigation cost and auction fee, etc.) incurred by the Lender for realizing the creditor’s right.
8-3 Where the Lender has one of breaches as mentioned in Article 7.2 hereof, the Lender shall be accountable for material losses of the Borrower arising from obtaining substitutable loan in financial market, namely, the balance between the interests of substitutable loan from the financial market and those of the Loan from the Lender; besides, the Lender needs not to assume any other liability.

Article 9 Miscellaneous

9-1 In case of conflicts of the Contract in force with pertinent laws, regulations and decrees promulgated by the State, the Parties shall negotiate a supplementary contract under the precondition to ensure the safety and benefit of the Loan of the Lender. The Lender reserves the right to accelerate maturity of the Loan and exercise immediately recourse.
9-2 The Contract shall be applied to the laws of the People’s Republic of China. Any disputes relating to the Contract shall be subject to the jurisdiction of the People’s Court at the place where the main office of the Lender is located.
9-3 The Contract shall become effective after the Parties stamp official seals and the legal representatives or authorized representatives sign or seal respectively and be terminated when the principal, interests and expenses of the Loan hereunder have been repaid.
9-4 The loan application, loan voucher, corresponding guarantee contract and relevant documents and materials provided by the Borrower shall be inseparable part of the Contract and have equal legal force with the Contract.
9-5 The original of the Contract shall be in two copies, one of which shall be kept by either party hereto; the duplicates hereof shall be kept for reference.

Signature:

When executing the Contract, the Parties hereto have no objection to any of the terms and conditions of the Contract and have understood exactly and correctly the legal meanings of relevant rights, obligations and liabilities of the Parties hereunder.

The Borrower (seal): Tianjin Daqiuzhuang Metal Sheet Co., Ltd.
Legal representative or authorized representative (signature or seal): Yu Zuosheng
Opening bank and accounts: Agricultural Bank of China Tianjin Daqiuzhuang Sub-branch, 0069874023680

The Lender (seal): Shanghai Pudong Development Bank Tianjin Branch
Legal representative or authorized representative (signature or seal): Li Changmin

Date of conclusion: March 4, 2005

Shanghai Pudong Development Bank

Guarantee Contract for Short-term Loan

Shanghai Pudong Development Bank

Guarantee Contract for Short-term Loan

No. 770720052800130

Guarantor: Tianjin Sheng Da Steel Mill Co.,Ltd.
Legal address:
Correspondence address:

Lender: Shanghai Pudong Development Bank Tianjin Branch
Add.:

Whereas the Loan Contract (No. 7707200528001301) (hereinafter referred to as the “Loan Contract”) is concluded on March 4, 2005 by and between Tianjin Daqiuzhuang Metal Sheet Co., Ltd. (hereinafter referred to as the “Borrower”) and the Lender, this Contract is hereby entered into through negotiation by the Guarantor and the Lender on the basis of equality in accordance with pertinent laws and regulations of the People’s Republic of China for the purpose of ensuring realization of the creditor’s right of the Lender. This Contract shall be as one of the preconditions for the Borrower drawing the Loan under the Loan Contract.

1.
The primary creditor’s right guaranteed hereunder is the principle of the Loan covering ten million yuan only, which is granted by the Lender to the Borrower according to the Loan Contract. The Guarantor hereby acknowledges that effective evidences proving the debt owed by the Borrower shall be subject to the accounting vouchers issued by the Lender according to the rules of practice; the Loan shall be mature on March 3, 2006. “Maturity (expiration)” as mentioned in the Contract includes the circumstance that the Lender declares the Loan is due in advance.

2.
The scope of guarantee hereunder includes the principal, interests, penalty interests, compound interests, penalty and damages of the Loan under the Loan Contract, which are due payable but have not been paid by the Borrower, and litigation cost, attorney fee and other costs incurred for realization of its creditor’s right.

3.
The guarantee as mentioned in this Contract shall be of joint and several liability. The Guarantor shall, together with the Borrower, assume joint and several liability for the debts within the guarantee scope. As for all debts which are due payable but are not repaid by the Borrower, the Guarantor shall make repayment to the Lender as the first debtor without any condition; meanwhile, the Guarantor hereby empowers the Lender to make deduction directly from the deposit accounts of the Guarantor at the branches of Shanghai Pudong Development Bank, or from relevant accounts of the Guarantor at other financial institutions.

4.
The guarantee hereunder shall be independent, irrevocable and constant. The Guarantee Contract will not be impacted by effectiveness and validity of the master contract, nor be null and revocable due to invalidity or rescission of the Loan Contract. The liability for guarantee of the Guarantor will not be varied from consent of the Lender concerning extension or reconstruction of the Loan, or from alteration of the Loan Contract under agreements between the Lender and the Borrower, or from change of operation or management system of the Borrower and the Guarantor. If the Lender and the Borrower negotiate to alter the Loan Contract or extend or reconstruct the Loan or the Borrower changes its own operation or management system without written consent of the Guarantor, the Guarantor shall also be accountable for guarantee.

5.
The guarantee term of the Guarantor hereunder shall be two years as of the date when the performance period of primary debt for the Debtor expires. The performance period of primary debt shall be deemed mature if the Loan is declared due in advance. In such case, the Lender can require the Guarantor to assume the guarantee liability at any time within the guarantee term, and the Guarantor shall do so. As for the Loan extended and reconstructed with consent of the Lender, the guarantee term of the Guarantor shall be two years as of the date when the new performance period of primary debt for the Debtor expires.

The Guarantor shall assume guarantee liability within the guarantee term hereunder. Where the Borrower fails to repay debts according to the Loan Contract, the Lender may require the Guarantor to assume the guarantee liability within the guarantee term; where the Lender does not require the Guarantor to do so within the guarantee term, the Guarantor shall be exempt from guarantee liability.
6.
If, during the guarantee term, the Lender transfers the primary creditor’s right to a third party according to laws, the Guarantor shall continue to assume the guarantee liability to the extent of the original scope of guarantee. Within the guarantee term the Borrower may not transfer the debt, except with written consent of the Lender and the Guarantor.

7.	The Guarantor hereby makes following statements and guarantees to the Lender. The statements and guarantees shall be in force after signed and be effective and valid within the term of the Contract.
1)
The Guarantor is of the enterprise or other economic organization registered in accordance with Chinese laws. The Guarantor owns sufficient rights to all of its assets, has full capability for civil conduct and assumes civil liability independently.

2)	The Guarantor has authorized the representative to execute the Contract. All terms and conditions of the Contract reflect true meaning of the Borrower and have legal binding upon the Guarantor.
3)
Execution and performance of the Contract by the Guarantor will not violate the laws, regulations, decrees, judgments, rulings and orders which the Borrower shall abide by, or conflict with the articles of association of the Guarantor, or any contract or agreement which the Guarantor executes or any other obligations which the Guarantor shall assume.

4)
The Guarantor ensures that all financial statements issued by it comply with pertinent Chinese laws and regulations and reflect truly and justly the financial situation of the Guarantor, and all documents and materials involved in the Contract are true, effective, complete, exact and free of camouflage.

5)
The Guarantor does not conceal any litigations, arbitrations, administrative proceedings, property preservation measures or enforcement procedures which have occurred or will occur and will or may affect its execution or performance of the Contract or may cause material adverse impact upon its operation or finance, or other events which may cause material adverse impacts.

8.	Within the guarantee term the Guarantor further makes undertakings to the Lender as follows:
1)
to make operation by law, cooperate actively with the Lender in supervising and inspecting its operation and, at the requirements of the Lender, in time provide financial statements and other relevant materials of the Lender;

2)
not to, without written consent of the Lender, alter materially its articles of association and business scope, or sell, lease, transfer or dispose in other ways all or large part of its assets, or at will change its management or operation system and conduct other acts which may affect the rights and interests of the Lender, so that it is sufficient to cause material adverse impacts upon its financial situation or capability of performance of its obligations hereunder.

3)
to ensure the level of its obligations hereunder will not be less than its other obligations free of real right guarantee, and, presently and in future, not to conclude any contract or agreement to which its guarantee obligations hereunder shall be subject.

4)
to notify the Lender in writing within three days in case the Guarantor is aware of the facts which have made, or may make, material adverse impacts upon its finance or capability in performing its obligations hereunder.

5)
to notify the Lender in writing ten days in case of alteration of legal representative, authorized representative, correspondence address, name of the enterprise or material changes in finance and human resources.

6)	to make payment all sums due in time and perform its obligations hereunder.
9.
In case of conflicts of the Contract in force with pertinent laws, regulations and decrees promulgated by the State, the Parties shall negotiate a supplementary contract under the precondition to ensure the safety and benefit of the Loan of the Lender.

10.
The Contract shall become effective after the Parties stamp official seals and the legal representatives or authorized representatives sign or seal respectively and be terminated when the principal, interests and expenses of the Loan owed by the Borrower hereunder have been repaid; nevertheless,

1)	the Contract shall be in force on the date which the master contract is concluded, if the Contract is made prior to the master contract;
2)
unless otherwise stipulated by the Parties hereto, the Contract shall be terminated with an extension period of six months as of the date of early repayment, if the Borrower repays all of the Loan in advance. If the Borrower does not repay the Loan in full amount in advance, the Guarantor shall still assume guarantee liability for outstanding debt.

11.
The Contract shall be applied to the laws of the People’s Republic of China. Any disputes relating to the Contract shall be subject to the jurisdiction of the People’s Court at the place where the main office of the Lender is located.

12.	The original of the Contract shall be in two copies, one of which shall be kept by either party hereto; the duplicates hereof shall be kept for reference.

When executing the Contract, the Parties hereto have no objection to any of the terms and conditions of the Contract and have understood exactly and correctly the legal meanings of relevant rights, obligations and liabilities of the Parties hereunder.

The Guarantor (seal): Tianjin Sheng Da Steel Mill Co.,Ltd.
Legal representative or authorized representative (signature or seal): Wu Congfeng
Opening bank and accounts: Agricultural Bank of China Tianjin Daqiuzhuang Sub-branch, 0069874078254

The Lender (seal): Shanghai Pudong Development Bank Tianjin Branch
Legal representative or authorized representative (signature or seal): Li Changmin

Date of conclusion: March 4, 2005

Shanghai Pudong Development Bank

Short-term Loan Contract

Short-term Loan Contract

No. 77072005280095

Borrower: Tianjin Daqiuzhuang Metal Sheet Co., Ltd.
Legal address:
Correspondence address:

Lender: Shanghai Pudong Development Bank Tianjin Branch
Add.:

Whereas the Borrower applies to the Lender for short-term loan, the Contract is hereby made through negotiation in the principle of equality in accordance with pertinent laws, decrees and regulations of the People’s Republic of China.

Article 1 Loan

1-4	The currency of the Loan hereunder is RMB, to the maximum extent of Twenty million yuan only.
1-5	The term of the Loan hereunder shall be from November 14, 2005 to November 13, 2006.
1-6
The Loan hereunder may not be used for any purposes other than short-term turnover. The effective evidence of the principal and interests of the Loan applied by the Borrower shall be subject to the accounting vouchers issued by the Lender according to the rules of practice.

Article 2 Interest Rate and Interest Mode

2-1 The interest rate of the Loan hereunder shall be:
1) 15% floating upward the benchmark lending rate publicized by the People’s Bank of China in corresponding period and at the same level, namely, 0.53475% per month, in case of RMB loan;
2) __% of annual rate [floating on basis of ____ month(s)], in case of foreign exchange loan.

If the benchmark lending rate of the Loan hereunder is adjusted by the People’s Bank of China within the term of the Contract, the interest hereof shall be calculated at available interest rate, which shall be fixed according to the adjusted benchmark rate and the floating rate stipulated herein from the next quarter of the date when the People’s Bank of China publicizes the adjusted benchmark rate.

2-2 Unless otherwise stipulated herein or by the Parties, the loan interest hereunder shall be calculated according to actual sum drawn and days occupied from the date of drawing on the basis of 360 days a year.
2-3 The interest payment date of the Loan hereunder shall be the 20th day of the third month in each quarter of a calendar year. In case of foreign exchange loan, the interest settlement day includes the final repayment date of the Loan hereunder. The Borrower shall pay the interests due to the Lender on the interest payment date, and hereby empower the Lender to deduct the interests due payable directly from the deposit account of the Borrower at the Lender.

Article 3 Drawing and Repayment

3-1 The Lender shall have no obligation to offer the Loan hereunder, until the following preconditions are satisfied:
1) at the time of drawing, the Borrower has completed the Loan Voucher and delivered relevant documents and materials at the requirements of the Lender;
2) the Borrower has handled relevant government permit, allowance and registration as well as other legal procedures relating to the Loan hereunder, e.g., the procedure for registration of foreign exchange loan; the Borrower shall also complete the procedure for notarization of the Contract, if required by the Lender;
3) the Borrower has completed such legal procedures as notarization and/or registration at the requirements of the Lender, if the Loan hereunder is of guaranteed loan, and the Borrower shall ensure the guarantee to be valid constantly;
4) there is not any breaches of agreement as mentioned in Article 7 hereof.
3-2
1) The Borrower shall
a. draw the Loan by installment according to the following drawing plan, but the Borrower shall handle the drawing procedure with the Lender three bank’s business days in advance of each drawing day:
the day of drawing by installment	sum
on the __ day of ____	(say) _____________ in _____ (currency)
on the __ day of ____	(say) _____________ in _____ (currency)
on the __ day of ____	(say) _____________ in _____ (currency)
on the __ day of ____	(say) _____________ in _____ (currency)
on the __ day of ____	(say) _____________ in _____ (currency)
or
b. go through the procedures for drawing on a lump-sum basis with the Lender three bank’s business days in advance as of the date when the preconditions stipulated herein have been satisfied.
2) The Lender shall grant the Loan in time after the Borrower satisfies the preconditions stipulated herein and completes the procedures for drawing according to the aforesaid clause.
3-3 The Lender shall have the right to cancel the sum which is not drawn by the Borrower according to the aforesaid clause. The Borrower has no right to make another drawing, except with consent of the Lender.
3-4 The Borrower shall repay on time the Loan hereunder in full amount to the Lender on the maturity date and hereby empower the Lender to make deduction directly from the deposit accounts of the Borrower at the Lender.
3-5 The Borrower shall obtain the prior consent of the Lender if it intends to repay the Loan in advance. The Borrower shall make repayment of the principal and interests according to the time limit as described herein if the consent of the Lender is absent.

Article 4 Statements and Guarantees

The Borrower hereby makes following statements and guarantees to the Lender. The statements and guarantees shall be in force after signed and be effective and valid within the term of the Contract.

4-1 The Borrower is the enterprise (institution) as legal person registered in accordance with Chinese laws. The Borrower owns sufficient rights to all of its assets, has full capability for civil conduct and assumes civil liability independently.
4-2 The Borrower has authorized the representative to execute the Contract. All terms and conditions of the Contract reflect true meaning of the Borrower and have legal binding upon the Borrower.
4-3 Execution and performance of the Contract by the Borrower will not violate the laws, regulations, decrees, judgments, rulings and orders which the Borrower shall abide by, or conflict with the articles of association of the Borrower, or any contract or agreement which the Borrower executes or any other obligations which the Borrower shall assume.
4-4 The Borrower shall at the requirements of the Lender provide true information concerning relevant operation and financial situation of the Borrower. The Borrower ensures that all financial statements issued by it comply with pertinent Chinese laws and regulations and reflect truly and justly the financial situation of the Borrower, and all documents and materials involved in the Contract are true, effective, complete, exact and free of camouflage.
4-5 The Borrower does not conceal any litigations, arbitrations, administrative proceedings, property preservation measures or enforcement procedures which have occurred or will occur and will or may affect its execution or performance of the Contract or may cause material adverse impact upon its operation or finance, or other events which may cause material adverse impacts.

Article 5 Stipulations

Within the term of the Loan hereunder the Parties make the following stipulations:

5-1 The Lender may inspect and supervise at any time utilization of the Loan in any way. The Borrower shall at the requirements of the Lender provide periodically relevant financial statements and other materials. The Borrower ensures to operate by laws and utilize the Loan according to Article 1.3 hereof, to cooperate actively with the Lender in supervising and inspecting the utilization of the Loan and the operation of the Borrower and to provide in time monthly and yearly financial reports and other relevant materials required by the Lender.
5-2 The Borrower ensures that, except with preservation measures of collateralized loan approved by the Lender in writing, it will not make contract, operating lease, joint management, joint stock reconstruction, merger, joint venture (cooperation), division, establishment of branches, transfer of property rights, capital reduction, operation stoppage, dissolution, application for bankruptcy and other conducts which will affect the rights and interests of the Lender.
5-3 The Borrower ensures that, except with written consent of the Lender, it will not alter its articles of association and business scope materially, or sell, lease, transfer or dispose in other ways all or large part of its assets, or at will provide a third party with guarantee which will be sufficient to cause material adverse impacts upon its financial situation or capability of performance of its obligations hereunder.

5-4 The Borrower ensures not to repay other loans first in violation of normal repayment order, and not to execute presently or in future any contract or agreement to which the Loan hereunder will be subject.
5-5 The Borrower shall repay and pay the principal and interests of the Loan hereunder in the same currency. In case the guarantor makes repayment in other currencies, the Borrower shall ensure that it will, at the Lender’s instructions, convert the sum from the guarantor into the currency of the Loan hereunder via transaction, swap, conversion or sale of foreign exchange to repay the outstanding principal and interests hereunder; all costs and expenses incurred therefrom shall be borne by the Borrower.
5-6 The Borrower ensures to provide in time another guarantee which will be accepted by the Lender in case of occurrence or contingent occurrence of events which are sufficient to cause material adverse impact upon the guarantor’s financial situation or its capability of performance of guarantee obligation.
5-7 The Borrower ensures to notify in time the Lender as follows:
1) to notify the Lender in writing within three days in case the Borrower is aware of the breaches as mentioned in Article 7 hereof or the events which constitute breach;
2) to notify the Lender in writing within three days as of the date of material adverse events as mentioned in Article 4.5 hereof;
3) to notify the Lender in writing ten days in case of alteration of legal representative, authorized representative, correspondence address, name of the enterprise or material changes in finance and human resources.

5-8 The Lender shall have the right to make disposal according to Article 8.1 hereof in case the Borrower has certain events as mentioned in Article 4.5 hereof, which will be sufficient to affect the Borrower to repay the debt hereunder.

Article 6 Guarantee of Creditor’s Rights

6-1 The guarantor will provide guarantee in favor of the Borrower to the Lender concerning the principal and interests of the Loan hereunder, liquidated damages and costs incurred by the Lender for realizing the creditor’s right (the guarantee contract will be made otherwise):
1) Tianjin Sheng Da Steel Mill Co.,Ltd. (the guarantor) provides guarantee, the Guarantee Contract No.: 77072005280095;
2) __________________ (the mortgager) provides a mortgage with________________ (guaranty), the Mortgage Contract No.: ________________;
3) __________________ (the pawner) provides a pawn with________________ (pledge), the Pawn Contract No.: ________________.

Article 7 Breach

7-1 Any of the following events shall constitute breach of the Contract by the Borrower:
1) The Borrower fails to repay or/and pay on schedule all or part of principal and interests due payable under the Contract and other relevant expenses;
2) The Borrower fails to perform or acts against the statements and guarantees as stipulated in Article 4 hereof, or such statements and guarantees are untrue, inexact or incomplete;
3) The Borrower has been in breach of the stipulations in Article 5 hereof;
4) The Borrower violates any other loan contracts and agreements it makes, which cause its debts under such contracts and agreements is declared due in advance; or the Borrower fails to repay the debts which are due payable under other loan contracts and agreements it makes;
5) The investors of the Borrower withdraw capitals, transfer assets or shareholdings at will;
6) The Borrower fails to in time provide or add, at the requirements of the Lender, another guarantee which will be accepted by the Lender when the guarantor (or guaranty or pawn) has lost or will lost corresponding guarantee capability with the Loan hereunder or the guarantor acts against the guarantee documents it makes; or
7) The Borrower violates other terms and conditions of the Contract (except for this clause).
7-2 It will constitute a breach if the Lender fails to grant the Loan to the Borrower according to Article 3.2.2 hereof, except for breaches by the Borrower as mentioned in Article 7.1 hereof.

Article 8 Breach Disposal

8-1 In case of one or several breaches as mentioned in Article 7 hereof, the Lender may take one or several measures according to the fact:
1) to declare the principal of the Loan hereunder is due in advance, to settle all outstanding interests and to exercise recourse in any way against the Borrower or the guarantor;
2) to collect penalty interests at additional 50% of the lending interest rate on the overdue day and charge compound interests, in case of overdue payment of RMB loan; to collect penalty interests at additional 100% of the lending interest rate on the appropriation day and charge compound interests, in case of appropriation of RMB loan; to collect penalty interests at 20% floating upward the original interest rate and charge compound interests, in case of overdue payment and appropriation of foreign exchange loan;
3) to make deduction from all or part of deposit accounts of the Borrower at the Lender and other branches in the system of the head office of the Lender;
4) to cancel the credit line unused by the Borrower;
5) to require the Borrower to provide other guarantees accepted by the Lender;
6) to take other necessary measures according to laws.

In such case, the Borrower agrees to waive the right of defence without conditions and shall compensate the Lender for all losses due to such breach.

8-2 In case of breach, the Borrower shall be accountable for relevant costs and expenses (including attorney fee, litigation cost and auction fee, etc.) incurred by the Lender for realizing the creditor’s right.
8-3 Where the Lender has one of breaches as mentioned in Article 7.2 hereof, the Lender shall be accountable for material losses of the Borrower arising from obtaining substitutable loan in financial market, namely, the balance between the interests of substitutable loan from the financial market and those of the Loan from the Lender; besides, the Lender needs not to assume any other liability.

Article 9 Miscellaneous

9-1 In case of conflicts of the Contract in force with pertinent laws, regulations and decrees promulgated by the State, the Parties shall negotiate a supplementary contract under the precondition to ensure the safety and benefit of the Loan of the Lender. The Lender reserves the right to accelerate maturity of the Loan and exercise immediately recourse.
9-2 The Contract shall be applied to the laws of the People’s Republic of China. Any disputes relating to the Contract shall be subject to the jurisdiction of the People’s Court at the place where the main office of the Lender is located.
9-3 The Contract shall become effective after the Parties stamp official seals and the legal representatives or authorized representatives sign or seal respectively and be terminated when the principal, interests and expenses of the Loan hereunder have been repaid.
9-4 The loan application, loan voucher, corresponding guarantee contract and relevant documents and materials provided by the Borrower shall be inseparable part of the Contract and have equal legal force with the Contract.
9-5 The original of the Contract shall be in two copies, one of which shall be kept by either party hereto; the duplicates hereof shall be kept for reference.

Signature:

When executing the Contract, the Parties hereto have no objection to any of the terms and conditions of the Contract and have understood exactly and correctly the legal meanings of relevant rights, obligations and liabilities of the Parties hereunder.

The Borrower (seal): Tianjin Daqiuzhuang Metal Sheet Co., Ltd.
Legal representative or authorized representative (signature or seal): Yu Zuosheng
Opening bank and accounts: Agricultural Bank of China Tianjin Daqiuzhuang Sub-branch, 071201040006858

The Lender (seal): Shanghai Pudong Development Bank Tianjin Branch
Legal representative or authorized representative (signature or seal): Li Changmin

Date of conclusion: November 14, 2005

Shanghai Pudong Development Bank

Guarantee Contract for Short-term Loan

15
Shanghai Pudong Development Bank

Guarantee Contract for Short-term Loan

No. 77072005280095

Guarantor: Tianjin Sheng Da Steel Mill Co.,Ltd.
Legal address:
Correspondence address:

Lender: Shanghai Pudong Development Bank Tianjin Branch
Add.:

Whereas the Loan Contract (No. 77072005280095) (hereinafter referred to as the “Loan Contract”) is concluded on November 11, 2005 by and between Tianjin Daqiuzhuang Metal Sheet Co., Ltd. (hereinafter referred to as the “Borrower”) and the Lender, this Contract is hereby entered into through negotiation by the Guarantor and the Lender on the basis of equality in accordance with pertinent laws and regulations of the People’s Republic of China for the purpose of ensuring realization of the creditor’s right of the Lender. This Contract shall be as one of the preconditions for the Borrower drawing the Loan under the Loan Contract.

1.
The primary creditor’s right guaranteed hereunder is the principle of the Loan covering twenty million yuan only, which is granted by the Lender to the Borrower according to the Loan Contract. The Guarantor hereby acknowledges that effective evidences proving the debt owed by the Borrower shall be subject to the accounting vouchers issued by the Lender according to the rules of practice; the Loan shall be mature on November 13, 2006. “Maturity (expiration)” as mentioned in the Contract includes the circumstance that the Lender declares the Loan is due in advance.

2.
The scope of guarantee hereunder includes the principal, interests, penalty interests, compound interests, penalty and damages of the Loan under the Loan Contract, which are due payable but have not been paid by the Borrower, and litigation cost, attorney fee and other costs incurred for realization of its creditor’s right.

3.
The guarantee as mentioned in this Contract shall be of joint and several liability. The Guarantor shall, together with the Borrower, assume joint and several liability for the debts within the guarantee scope. As for all debts which are due payable but are not repaid by the Borrower, the Guarantor shall make repayment to the Lender as the first debtor without any condition; meanwhile, the Guarantor hereby empowers the Lender to make deduction directly from the deposit accounts of the Guarantor at the branches of Shanghai Pudong Development Bank, or from relevant accounts of the Guarantor at other financial institutions.

4.
The guarantee hereunder shall be independent, irrevocable and constant. The Guarantee Contract will not be impacted by effectiveness and validity of the master contract, nor be null and revocable due to invalidity or rescission of the Loan Contract. The liability for guarantee of the Guarantor will not be varied from consent of the Lender concerning extension or reconstruction of the Loan, or from alteration of the Loan Contract under agreements between the Lender and the Borrower, or from change of operation or management system of the Borrower and the Guarantor. If the Lender and the Borrower negotiate to alter the Loan Contract or extend or reconstruct the Loan or the Borrower changes its own operation or management system without written consent of the Guarantor, the Guarantor shall also be accountable for guarantee.

5.
The guarantee term of the Guarantor hereunder shall be two years as of the date when the performance period of primary debt for the Debtor expires. The performance period of primary debt shall be deemed mature if the Loan is declared due in advance. In such case, the Lender can require the Guarantor to assume the guarantee liability at any time within the guarantee term, and the Guarantor shall do so. As for the Loan extended and reconstructed with consent of the Lender, the guarantee term of the Guarantor shall be two years as of the date when the new performance period of primary debt for the Debtor expires.

The Guarantor shall assume guarantee liability within the guarantee term hereunder. Where the Borrower fails to repay debts according to the Loan Contract, the Lender may require the Guarantor to assume the guarantee liability within the guarantee term; where the Lender does not require the Guarantor to do so within the guarantee term, the Guarantor shall be exempt from guarantee liability.
6.
If, during the guarantee term, the Lender transfers the primary creditor’s right to a third party according to laws, the Guarantor shall continue to assume the guarantee liability to the extent of the original scope of guarantee. Within the guarantee term the Borrower may not transfer the debt, except with written consent of the Lender and the Guarantor.

7.	The Guarantor hereby makes following statements and guarantees to the Lender. The statements and guarantees shall be in force after signed and be effective and valid within the term of the Contract.
1)
The Guarantor is of the enterprise or other economic organization registered in accordance with Chinese laws. The Guarantor owns sufficient rights to all of its assets, has full capability for civil conduct and assumes civil liability independently.

2)	The Guarantor has authorized the representative to execute the Contract. All terms and conditions of the Contract reflect true meaning of the Borrower and have legal binding upon the Guarantor.
3)
Execution and performance of the Contract by the Guarantor will not violate the laws, regulations, decrees, judgments, rulings and orders which the Borrower shall abide by, or conflict with the articles of association of the Guarantor, or any contract or agreement which the Guarantor executes or any other obligations which the Guarantor shall assume.

4)
The Guarantor ensures that all financial statements issued by it comply with pertinent Chinese laws and regulations and reflect truly and justly the financial situation of the Guarantor, and all documents and materials involved in the Contract are true, effective, complete, exact and free of camouflage.

5)
The Guarantor does not conceal any litigations, arbitrations, administrative proceedings, property preservation measures or enforcement procedures which have occurred or will occur and will or may affect its execution or performance of the Contract or may cause material adverse impact upon its operation or finance, or other events which may cause material adverse impacts.

8.	Within the guarantee term the Guarantor further makes undertakings to the Lender as follows:
6)
to make operation by law, cooperate actively with the Lender in supervising and inspecting its operation and, at the requirements of the Lender, in time provide financial statements and other relevant materials of the Lender;

7)
not to, without written consent of the Lender, alter materially its articles of association and business scope, or sell, lease, transfer or dispose in other ways all or large part of its assets, or at will change its management or operation system and conduct other acts which may affect the rights and interests of the Lender, so that it is sufficient to cause material adverse impacts upon its financial situation or capability of performance of its obligations hereunder.

8)
to ensure the level of its obligations hereunder will not be less than its other obligations free of real right guarantee, and, presently and in future, not to conclude any contract or agreement to which its guarantee obligations hereunder shall be subject.

9)
to notify the Lender in writing within three days in case the Guarantor is aware of the facts which have made, or may make, material adverse impacts upon its finance or capability in performing its obligations hereunder.

10)
to notify the Lender in writing ten days in case of alteration of legal representative, authorized representative, correspondence address, name of the enterprise or material changes in finance and human resources.

11)	to make payment all sums due in time and perform its obligations hereunder.
9.
In case of conflicts of the Contract in force with pertinent laws, regulations and decrees promulgated by the State, the Parties shall negotiate a supplementary contract under the precondition to ensure the safety and benefit of the Loan of the Lender.

10.
The Contract shall become effective after the Parties stamp official seals and the legal representatives or authorized representatives sign or seal respectively and be terminated when the principal, interests and expenses of the Loan owed by the Borrower hereunder have been repaid; nevertheless,

12)	the Contract shall be in force on the date which the master contract is concluded, if the Contract is made prior to the master contract;
13)
unless otherwise stipulated by the Parties hereto, the Contract shall be terminated with an extension period of six months as of the date of early repayment, if the Borrower repays all of the Loan in advance. If the Borrower does not repay the Loan in full amount in advance, the Guarantor shall still assume guarantee liability for outstanding debt.

11.
The Contract shall be applied to the laws of the People’s Republic of China. Any disputes relating to the Contract shall be subject to the jurisdiction of the People’s Court at the place where the main office of the Lender is located.

12.	The original of the Contract shall be in two copies, one of which shall be kept by either party hereto; the duplicates hereof shall be kept for reference.

When executing the Contract, the Parties hereto have no objection to any of the terms and conditions of the Contract and have understood exactly and correctly the legal meanings of relevant rights, obligations and liabilities of the Parties hereunder.

The Guarantor (seal): Tianjin Sheng Da Steel Mill Co.,Ltd.
Legal representative or authorized representative (signature or seal): Wu Congfeng
Opening bank and accounts: Agricultural Bank of China Tianjin Daqiuzhuang Sub-branch, 0069874078254

The Lender (seal): Shanghai Pudong Development Bank Tianjin Branch
Legal representative or authorized representative (signature or seal): Li Changmin

Date of conclusion: November 14, 2005

16

Shanghai Pudong Development Bank

Short-term Loan Contract

Short-term Loan Contract

No. 7707200528005401

Borrower: Tianjin Daqiuzhuang Metal Sheet Co., Ltd.
Legal address:
Correspondence address:

Lender: Shanghai Pudong Development Bank Tianjin Branch
Add.:

Whereas the Borrower applies to the Lender for short-term loan, the Contract is hereby made through negotiation in the principle of equality in accordance with pertinent laws, decrees and regulations of the People’s Republic of China.

Article 1 Loan

1-7	The currency of the Loan hereunder is RMB, to the maximum extent of Twenty million yuan only.
1-8	The term of the Loan hereunder shall be from July 18, 2005 to July 17, 2006.
1-9
The Loan hereunder may not be used for any purposes other than short-term turnover. The effective evidence of the principal and interests of the Loan applied by the Borrower shall be subject to the accounting vouchers issued by the Lender according to the rules of practice.

Article 2 Interest Rate and Interest Mode

2-1 The interest rate of the Loan hereunder shall be:
1) 15% floating upward the benchmark lending rate publicized by the People’s Bank of China in corresponding period and at the same level, namely, 0.53475% per month, in case of RMB loan;
2) __% of annual rate [floating on basis of ____ month(s)], in case of foreign exchange loan.

If the benchmark lending rate of the Loan hereunder is adjusted by the People’s Bank of China within the term of the Contract, the interest hereof shall be calculated at available interest rate, which shall be fixed according to the adjusted benchmark rate and the floating rate stipulated herein from the next quarter of the date when the People’s Bank of China publicizes the adjusted benchmark rate.

2-2 Unless otherwise stipulated herein or by the Parties, the loan interest hereunder shall be calculated according to actual sum drawn and days occupied from the date of drawing on the basis of 360 days a year.
2-3 The interest payment date of the Loan hereunder shall be the 20th day of the third month in each quarter of a calendar year. In case of foreign exchange loan, the interest settlement day includes the final repayment date of the Loan hereunder. The Borrower shall pay the interests due to the Lender on the interest payment date, and hereby empower the Lender to deduct the interests due payable directly from the deposit account of the Borrower at the Lender.

Article 3 Drawing and Repayment

3-1 The Lender shall have no obligation to offer the Loan hereunder, until the following preconditions are satisfied:
1) at the time of drawing, the Borrower has completed the Loan Voucher and delivered relevant documents and materials at the requirements of the Lender;
2) the Borrower has handled relevant government permit, allowance and registration as well as other legal procedures relating to the Loan hereunder, e.g., the procedure for registration of foreign exchange loan; the Borrower shall also complete the procedure for notarization of the Contract, if required by the Lender;
3) the Borrower has completed such legal procedures as notarization and/or registration at the requirements of the Lender, if the Loan hereunder is of guaranteed loan, and the Borrower shall ensure the guarantee to be valid constantly;
4) there is not any breaches of agreement as mentioned in Article 7 hereof.
3-2
1) The Borrower shall
a. draw the Loan by installment according to the following drawing plan, but the Borrower shall handle the drawing procedure with the Lender three bank’s business days in advance of each drawing day:
the day of drawing by installment<?xml:namespace prefix = o ns = "urn:schemas-microsoft-com:office:office" />	sum
on the __ day of ____	(say) _____________ in _____ (currency)
on the __ day of ____	(say) _____________ in _____ (currency)
on the __ day of ____	(say) _____________ in _____ (currency)
on the __ day of ____	(say) _____________ in _____ (currency)
on the __ day of ____	(say) _____________ in _____ (currency)
or
b. go through the procedures for drawing on a lump-sum basis with the Lender three bank’s business days in advance as of the date when the preconditions stipulated herein have been satisfied.
2) The Lender shall grant the Loan in time after the Borrower satisfies the preconditions stipulated herein and completes the procedures for drawing according to the aforesaid clause.
3-3 The Lender shall have the right to cancel the sum which is not drawn by the Borrower according to the aforesaid clause. The Borrower has no right to make another drawing, except with consent of the Lender.
3-4 The Borrower shall repay on time the Loan hereunder in full amount to the Lender on the maturity date and hereby empower the Lender to make deduction directly from the deposit accounts of the Borrower at the Lender.
3-5 The Borrower shall obtain the prior consent of the Lender if it intends to repay the Loan in advance. The Borrower shall make repayment of the principal and interests according to the time limit as described herein if the consent of the Lender is absent.

Article 4 Statements and Guarantees

The Borrower hereby makes following statements and guarantees to the Lender. The statements and guarantees shall be in force after signed and be effective and valid within the term of the Contract.

4-1 The Borrower is the enterprise (institution) as legal person registered in accordance with Chinese laws. The Borrower owns sufficient rights to all of its assets, has full capability for civil conduct and assumes civil liability independently.
4-2 The Borrower has authorized the representative to execute the Contract. All terms and conditions of the Contract reflect true meaning of the Borrower and have legal binding upon the Borrower.
4-3 Execution and performance of the Contract by the Borrower will not violate the laws, regulations, decrees, judgments, rulings and orders which the Borrower shall abide by, or conflict with the articles of association of the Borrower, or any contract or agreement which the Borrower executes or any other obligations which the Borrower shall assume.
4-4 The Borrower shall at the requirements of the Lender provide true information concerning relevant operation and financial situation of the Borrower. The Borrower ensures that all financial statements issued by it comply with pertinent Chinese laws and regulations and reflect truly and justly the financial situation of the Borrower, and all documents and materials involved in the Contract are true, effective, complete, exact and free of camouflage.
4-5 The Borrower does not conceal any litigations, arbitrations, administrative proceedings, property preservation measures or enforcement procedures which have occurred or will occur and will or may affect its execution or performance of the Contract or may cause material adverse impact upon its operation or finance, or other events which may cause material adverse impacts.

Article 5 Stipulations

Within the term of the Loan hereunder the Parties make the following stipulations:

5-1 The Lender may inspect and supervise at any time utilization of the Loan in any way. The Borrower shall at the requirements of the Lender provide periodically relevant financial statements and other materials. The Borrower ensures to operate by laws and utilize the Loan according to Article 1.3 hereof, to cooperate actively with the Lender in supervising and inspecting the utilization of the Loan and the operation of the Borrower and to provide in time monthly and yearly financial reports and other relevant materials required by the Lender.
5-2 The Borrower ensures that, except with preservation measures of collateralized loan approved by the Lender in writing, it will not make contract, operating lease, joint management, joint stock reconstruction, merger, joint venture (cooperation), division, establishment of branches, transfer of property rights, capital reduction, operation stoppage, dissolution, application for bankruptcy and other conducts which will affect the rights and interests of the Lender.
5-3 The Borrower ensures that, except with written consent of the Lender, it will not alter its articles of association and business scope materially, or sell, lease, transfer or dispose in other ways all or large part of its assets, or at will provide a third party with guarantee which will be sufficient to cause material adverse impacts upon its financial situation or capability of performance of its obligations hereunder.

5-4 The Borrower ensures not to repay other loans first in violation of normal repayment order, and not to execute presently or in future any contract or agreement to which the Loan hereunder will be subject.
5-5 The Borrower shall repay and pay the principal and interests of the Loan hereunder in the same currency. In case the guarantor makes repayment in other currencies, the Borrower shall ensure that it will, at the Lender’s instructions, convert the sum from the guarantor into the currency of the Loan hereunder via transaction, swap, conversion or sale of foreign exchange to repay the outstanding principal and interests hereunder; all costs and expenses incurred therefrom shall be borne by the Borrower.
5-6 The Borrower ensures to provide in time another guarantee which will be accepted by the Lender in case of occurrence or contingent occurrence of events which are sufficient to cause material adverse impact upon the guarantor’s financial situation or its capability of performance of guarantee obligation.
5-7 The Borrower ensures to notify in time the Lender as follows:
1) to notify the Lender in writing within three days in case the Borrower is aware of the breaches as mentioned in Article 7 hereof or the events which constitute breach;
2) to notify the Lender in writing within three days as of the date of material adverse events as mentioned in Article 4.5 hereof;
3) to notify the Lender in writing ten days in case of alteration of legal representative, authorized representative, correspondence address, name of the enterprise or material changes in finance and human resources.

5-8 The Lender shall have the right to make disposal according to Article 8.1 hereof in case the Borrower has certain events as mentioned in Article 4.5 hereof, which will be sufficient to affect the Borrower to repay the debt hereunder.

Article 6 Guarantee of Creditor’s Rights

6-1 The guarantor will provide guarantee in favor of the Borrower to the Lender concerning the principal and interests of the Loan hereunder, liquidated damages and costs incurred by the Lender for realizing the creditor’s right (the guarantee contract will be made otherwise):
1) Tianjin Sheng Da Steel Mill Co.,Ltd. (the guarantor) provides guarantee, the Guarantee Contract No.: 7707200528005401;
2) __________________ (the mortgager) provides a mortgage with________________ (guaranty), the Mortgage Contract No.: ________________;
3) __________________ (the pawner) provides a pawn with________________ (pledge), the Pawn Contract No.: ________________.

Article 7 Breach

7-1 Any of the following events shall constitute breach of the Contract by the Borrower:
1) The Borrower fails to repay or/and pay on schedule all or part of principal and interests due payable under the Contract and other relevant expenses;
2) The Borrower fails to perform or acts against the statements and guarantees as stipulated in Article 4 hereof, or such statements and guarantees are untrue, inexact or incomplete;
3) The Borrower has been in breach of the stipulations in Article 5 hereof;
4) The Borrower violates any other loan contracts and agreements it makes, which cause its debts under such contracts and agreements is declared due in advance; or the Borrower fails to repay the debts which are due payable under other loan contracts and agreements it makes;
5) The investors of the Borrower withdraw capitals, transfer assets or shareholdings at will;
6) The Borrower fails to in time provide or add, at the requirements of the Lender, another guarantee which will be accepted by the Lender when the guarantor (or guaranty or pawn) has lost or will lost corresponding guarantee capability with the Loan hereunder or the guarantor acts against the guarantee documents it makes; or
7) The Borrower violates other terms and conditions of the Contract (except for this clause).
7-2 It will constitute a breach if the Lender fails to grant the Loan to the Borrower according to Article 3.2.2 hereof, except for breaches by the Borrower as mentioned in Article 7.1 hereof.

Article 8 Breach Disposal

8-1 In case of one or several breaches as mentioned in Article 7 hereof, the Lender may take one or several measures according to the fact:
1) to declare the principal of the Loan hereunder is due in advance, to settle all outstanding interests and to exercise recourse in any way against the Borrower or the guarantor;
2) to collect penalty interests at additional 50% of the lending interest rate on the overdue day and charge compound interests, in case of overdue payment of RMB loan; to collect penalty interests at additional 100% of the lending interest rate on the appropriation day and charge compound interests, in case of appropriation of RMB loan; to collect penalty interests at 20% floating upward the original interest rate and charge compound interests, in case of overdue payment and appropriation of foreign exchange loan;
3) to make deduction from all or part of deposit accounts of the Borrower at the Lender and other branches in the system of the head office of the Lender;
4) to cancel the credit line unused by the Borrower;
5) to require the Borrower to provide other guarantees accepted by the Lender;
6) to take other necessary measures according to laws.

In such case, the Borrower agrees to waive the right of defence without conditions and shall compensate the Lender for all losses due to such breach.

8-2 In case of breach, the Borrower shall be accountable for relevant costs and expenses (including attorney fee, litigation cost and auction fee, etc.) incurred by the Lender for realizing the creditor’s right.
8-3 Where the Lender has one of breaches as mentioned in Article 7.2 hereof, the Lender shall be accountable for material losses of the Borrower arising from obtaining substitutable loan in financial market, namely, the balance between the interests of substitutable loan from the financial market and those of the Loan from the Lender; besides, the Lender needs not to assume any other liability.

Article 9 Miscellaneous

9-1 In case of conflicts of the Contract in force with pertinent laws, regulations and decrees promulgated by the State, the Parties shall negotiate a supplementary contract under the precondition to ensure the safety and benefit of the Loan of the Lender. The Lender reserves the right to accelerate maturity of the Loan and exercise immediately recourse.
9-2 The Contract shall be applied to the laws of the People’s Republic of China. Any disputes relating to the Contract shall be subject to the jurisdiction of the People’s Court at the place where the main office of the Lender is located.
9-3 The Contract shall become effective after the Parties stamp official seals and the legal representatives or authorized representatives sign or seal respectively and be terminated when the principal, interests and expenses of the Loan hereunder have been repaid.
9-4 The loan application, loan voucher, corresponding guarantee contract and relevant documents and materials provided by the Borrower shall be inseparable part of the Contract and have equal legal force with the Contract.
9-5 The original of the Contract shall be in two copies, one of which shall be kept by either party hereto; the duplicates hereof shall be kept for reference.

Signature:

When executing the Contract, the Parties hereto have no objection to any of the terms and conditions of the Contract and have understood exactly and correctly the legal meanings of relevant rights, obligations and liabilities of the Parties hereunder.

The Borrower (seal): Tianjin Daqiuzhuang Metal Sheet Co., Ltd.
Legal representative or authorized representative (signature or seal): Yu Zuosheng
Opening bank and accounts: the Bank of China Jinghai Sub-branch, 07546008093001

The Lender (seal): Shanghai Pudong Development Bank Tianjin Branch
Legal representative or authorized representative (signature or seal): Li Changmin

Date of conclusion: July 18, 2005

Shanghai Pudong Development Bank

Guarantee Contract for Short-term Loan

Shanghai Pudong Development Bank

Guarantee Contract for Short-term Loan

No. 7707200528005401

Guarantor: Tianjin Sheng Da Steel Mill Co.,Ltd.
Legal address:
Correspondence address:

Lender: Shanghai Pudong Development Bank Tianjin Branch
Add.:

Whereas the Loan Contract (No. 7707200528005401) (hereinafter referred to as the “Loan Contract”) is concluded on July 18, 2005 by and between Tianjin Daqiuzhuang Metal Sheet Co., Ltd. (hereinafter referred to as the “Borrower”) and the Lender, this Contract is hereby entered into through negotiation by the Guarantor and the Lender on the basis of equality in accordance with pertinent laws and regulations of the People’s Republic of China for the purpose of ensuring realization of the creditor’s right of the Lender. This Contract shall be as one of the preconditions for the Borrower drawing the Loan under the Loan Contract.

13.
The primary creditor’s right guaranteed hereunder is the principle of the Loan covering twenty million yuan only, which is granted by the Lender to the Borrower according to the Loan Contract. The Guarantor hereby acknowledges that effective evidences proving the debt owed by the Borrower shall be subject to the accounting vouchers issued by the Lender according to the rules of practice; the Loan shall be mature on July 17, 2006. “Maturity (expiration)” as mentioned in the Contract includes the circumstance that the Lender declares the Loan is due in advance.

14.
The scope of guarantee hereunder includes the principal, interests, penalty interests, compound interests, penalty and damages of the Loan under the Loan Contract, which are due payable but have not been paid by the Borrower, and litigation cost, attorney fee and other costs incurred for realization of its creditor’s right.

15.
The guarantee as mentioned in this Contract shall be of joint and several liability. The Guarantor shall, together with the Borrower, assume joint and several liability for the debts within the guarantee scope. As for all debts which are due payable but are not repaid by the Borrower, the Guarantor shall make repayment to the Lender as the first debtor without any condition; meanwhile, the Guarantor hereby empowers the Lender to make deduction directly from the deposit accounts of the Guarantor at the branches of Shanghai Pudong Development Bank, or from relevant accounts of the Guarantor at other financial institutions.

16.
The guarantee hereunder shall be independent, irrevocable and constant. The Guarantee Contract will not be impacted by effectiveness and validity of the master contract, nor be null and revocable due to invalidity or rescission of the Loan Contract. The liability for guarantee of the Guarantor will not be varied from consent of the Lender concerning extension or reconstruction of the Loan, or from alteration of the Loan Contract under agreements between the Lender and the Borrower, or from change of operation or management system of the Borrower and the Guarantor. If the Lender and the Borrower negotiate to alter the Loan Contract or extend or reconstruct the Loan or the Borrower changes its own operation or management system without written consent of the Guarantor, the Guarantor shall also be accountable for guarantee.

17.
The guarantee term of the Guarantor hereunder shall be two years as of the date when the performance period of primary debt for the Debtor expires. The performance period of primary debt shall be deemed mature if the Loan is declared due in advance. In such case, the Lender can require the Guarantor to assume the guarantee liability at any time within the guarantee term, and the Guarantor shall do so. As for the Loan extended and reconstructed with consent of the Lender, the guarantee term of the Guarantor shall be two years as of the date when the new performance period of primary debt for the Debtor expires.

The Guarantor shall assume guarantee liability within the guarantee term hereunder. Where the Borrower fails to repay debts according to the Loan Contract, the Lender may require the Guarantor to assume the guarantee liability within the guarantee term; where the Lender does not require the Guarantor to do so within the guarantee term, the Guarantor shall be exempt from guarantee liability.
18.
If, during the guarantee term, the Lender transfers the primary creditor’s right to a third party according to laws, the Guarantor shall continue to assume the guarantee liability to the extent of the original scope of guarantee. Within the guarantee term the Borrower may not transfer the debt, except with written consent of the Lender and the Guarantor.

19.	The Guarantor hereby makes following statements and guarantees to the Lender. The statements and guarantees shall be in force after signed and be effective and valid within the term of the Contract.
14)
The Guarantor is of the enterprise or other economic organization registered in accordance with Chinese laws. The Guarantor owns sufficient rights to all of its assets, has full capability for civil conduct and assumes civil liability independently.

15)	The Guarantor has authorized the representative to execute the Contract. All terms and conditions of the Contract reflect true meaning of the Borrower and have legal binding upon the Guarantor.
16)
Execution and performance of the Contract by the Guarantor will not violate the laws, regulations, decrees, judgments, rulings and orders which the Borrower shall abide by, or conflict with the articles of association of the Guarantor, or any contract or agreement which the Guarantor executes or any other obligations which the Guarantor shall assume.

17)
The Guarantor ensures that all financial statements issued by it comply with pertinent Chinese laws and regulations and reflect truly and justly the financial situation of the Guarantor, and all documents and materials involved in the Contract are true, effective, complete, exact and free of camouflage.

18)
The Guarantor does not conceal any litigations, arbitrations, administrative proceedings, property preservation measures or enforcement procedures which have occurred or will occur and will or may affect its execution or performance of the Contract or may cause material adverse impact upon its operation or finance, or other events which may cause material adverse impacts.

20.	Within the guarantee term the Guarantor further makes undertakings to the Lender as follows:
19)
to make operation by law, cooperate actively with the Lender in supervising and inspecting its operation and, at the requirements of the Lender, in time provide financial statements and other relevant materials of the Lender;

20)
not to, without written consent of the Lender, alter materially its articles of association and business scope, or sell, lease, transfer or dispose in other ways all or large part of its assets, or at will change its management or operation system and conduct other acts which may affect the rights and interests of the Lender, so that it is sufficient to cause material adverse impacts upon its financial situation or capability of performance of its obligations hereunder.

21)
to ensure the level of its obligations hereunder will not be less than its other obligations free of real right guarantee, and, presently and in future, not to conclude any contract or agreement to which its guarantee obligations hereunder shall be subject.

22)
to notify the Lender in writing within three days in case the Guarantor is aware of the facts which have made, or may make, material adverse impacts upon its finance or capability in performing its obligations hereunder.

23)
to notify the Lender in writing ten days in case of alteration of legal representative, authorized representative, correspondence address, name of the enterprise or material changes in finance and human resources.

24)	to make payment all sums due in time and perform its obligations hereunder.
21.
In case of conflicts of the Contract in force with pertinent laws, regulations and decrees promulgated by the State, the Parties shall negotiate a supplementary contract under the precondition to ensure the safety and benefit of the Loan of the Lender.

22.
The Contract shall become effective after the Parties stamp official seals and the legal representatives or authorized representatives sign or seal respectively and be terminated when the principal, interests and expenses of the Loan owed by the Borrower hereunder have been repaid; nevertheless,

25)	the Contract shall be in force on the date which the master contract is concluded, if the Contract is made prior to the master contract;
26)
unless otherwise stipulated by the Parties hereto, the Contract shall be terminated with an extension period of six months as of the date of early repayment, if the Borrower repays all of the Loan in advance. If the Borrower does not repay the Loan in full amount in advance, the Guarantor shall still assume guarantee liability for outstanding debt.

23.
The Contract shall be applied to the laws of the People’s Republic of China. Any disputes relating to the Contract shall be subject to the jurisdiction of the People’s Court at the place where the main office of the Lender is located.

24.	The original of the Contract shall be in two copies, one of which shall be kept by either party hereto; the duplicates hereof shall be kept for reference.

When executing the Contract, the Parties hereto have no objection to any of the terms and conditions of the Contract and have understood exactly and correctly the legal meanings of relevant rights, obligations and liabilities of the Parties hereunder.

The Guarantor (seal): Tianjin Sheng Da Steel Mill Co.,Ltd.
Legal representative or authorized representative (signature or seal): Wu Congfeng
Opening bank and accounts: Agricultural Bank of China Tianjin Daqiuzhuang Sub-branch, 0069874078254

The Lender (seal): Shanghai Pudong Development Bank Tianjin Branch
Legal representative or authorized representative (signature or seal): Li Changmin

Date of conclusion: July 18, 2005

Contract for (Short-term) Loan in RMB

No. JZYJXZ(2005)003-1

The Borrower: Tianjin Daqiuzhuang Metal Sheet Co., Ltd.
Business License of Enterprise Legal Person: No. QHJZZ016433
Legal representative: Yu Zuosheng
Domicile: Daqiuzhuang, Jinghai, Tianjin
Opening bank and accounts: Bank of China Tianjin Jinghai Sub-Branch, 07546008093001
Contact method: 60730082, 13332025839

The Lender: Bank of China Tianjin Jinghai Sub-Branch
Principal: Duan Zhichen
Domicile: No. 31 Shengli Road, Jinghai Town, Jinghai County, Tianjin
Contact method: 28946421

Whereas the Lender agrees to grant short-term RMB loan to the Borrower, the Contract is hereby entered into through equal negotiation.

Article 1 Sum

The total sum of the Loan hereunder is (say) nine million yuan only, (yuan) 9,000,000.00.

Article 2 Term

The term of the Loan hereunder is 12 months from the agreed drawing day to the agreed last repayment day. “Drawing day” as mentioned herein means the commencement date of drawdown period if the time limit for drawing agreed is a special period.

Article 3 Purpose

The Loan hereunder shall be used for following purposes:
1)	purchase of raw materials;
2)	___________;
3)	___________.
The Borrower may not change the purpose without written consent of the Lender.

Article 4 Interest Rate and Interests

The loan interest rate will be 10% floating upward 5.58% of the benchmark rate, which shall be fixed within the term of the Contract.
The interests of the Loan shall be calculated from the actual drawing day according to actual amount drawn and occupation days on the basis of 360 days a year.
The Borrower shall pay the interests according to the following first method:

1)	The Borrower shall pay the interests once every quarter, namely, March 20, June 20, September 20 and December 20 shall be the interest payment day.
If the last repayment day as to the principal of the Loan is not the interest payment day, the Borrower shall pay off all interests payable on the last repayment day.
2)	The Borrower shall pay the interests once every month, namely, each 20th day shall be the interest payment day.
If the last repayment day as to the principal of the Loan is not the interest payment day, the Borrower shall pay off all interests payable on the last repayment day.
3)	The Borrower shall pay the interests once every month, namely, the corresponding day of disbursement date shall be the interest payment day.

Article 5 Conditions for Drawing

The Lender shall have the right to refuse the drawing application of the Borrower if the following conditions cannot be satisfied:
1)	the written drawing application and relevant documents proving loan purpose shall be submitted five days in advance;
2)	the Loan Contract and relevant annexes are in force;
3)	the Guarantee Contract as described in Article 9 hereof is in force;
4)	the Borrower has opened accounts of drawing, interest payment, expense payment and loan repayment according to the requirements of the Lender;
5)	the Borrower has submitted the Lender the resolutions and the power of attorney which prove that the board of directors or other authority approve execution and performance of the Contract;
6)	the Borrower has submitted the Lender the list of persons who has the power to execute the Contract and documents and bills relating to the Contract, as well as their specimen signatures;
7)	none of breaches described in Article 11 hereof occurs; or
8)	other drawing conditions stipulated by laws and between the Parties have been satisfied.

Article 6 Drawing Period

The Borrower shall draw the Loan according to the following first method:
1)	The Borrower shall draw the Loan on November 14, 2005 on once occasion;
2)	The Borrower shall draw the sum stipulated herein within ____ day(s) as of the __ day of ________.

The Lender shall have the right to refuse to disburse any amount which is not drawn beyond the said time limit. If the Lender agrees to make disbursement, it shall have the right to charge commitment fee against such delayed amount according to the interest countable of such amount; otherwise, the Lender shall have the right to charge commitment fee according to the interest countable.

Article 7 Procedures for Drawing

Before drawing, the Borrower shall at the requirements of the Lender submit the drawing application and go through other drawing procedures.

Article 8 Repayment

The Borrower must repay the Loan hereunder strictly subject to the following repayment plan:
Times	Dates	Sum	Times	Dates	Sum
1	November 3, 2006	9,000,000

If the Borrower intends to adjust any part of the said repayment plan, it must submit a written application 5 days prior to corresponding maturity date. Unless otherwise stipulated, any alteration to the repayment plan shall be confirmed by the Parties in writing.
In case of several loan contracts which are due between the Parties, the Lender shall have the right to decide on the order of the contract to be performed by the Borrower.
The Borrower may make early repayment, provided that it shall notify the Lender 20 days in advance. The Lender shall have the right to charge compensation fee against the interests receivable of such amount repaid early. The amount of early repayment shall be used first to repay the Loan which is due finally, namely, repayment shall be made in a reverse order. The Borrower may not require for further drawing of the amount to be repaid early with approval of the Lender.

Article 9 Guarantee

The Loan hereunder shall be guaranteed according to the following second method:
1)	_____ provides repayment guarantee with several and joint liability and the Guarantee Contract shall be made, No. ___________________;
2)	Tianjin Daqiuzhuang Metal Sheet Co., Ltd. provides mortgage and the Maximum Deposit Mortgage Contract, No. JZYJXZ(2005) 003, has been concluded;
3)	_____ provides pawn guarantee and the Pawn Contract shall be made, No. ___________________.

The Lender shall have the right to require the Borrower to provide another guarantor or new guaranties or pledges to guarantee the Loan hereunder if the guarantor’s capability of repayment decreases obviously due to deterioration of finance or other reasons, or the guarantor’s capability of guaranty weakens or loses due to depreciation, loss or damage of guaranties or pledges.

Article 10 Statements and Guarantees

The Borrower states as follows:
1)	the Borrower has been registered and exists in accordance with laws;
2)	the Borrower has obtained necessary authorization for executing the Contract;
3)	all documents, materials, statements and vouchers provided to the Lender by the Borrower are exact, true, complete and effective;
4)	the Borrower does not conceal any of the following circumstances which have occurred, are occurent or may affect judgment of its capability of performance of the Contract:
a.	the Borrower or its main leaders are involved in significant breach of violation of laws or are claimed;
b.	breaches of the Borrower under other Contracts;
c.	debts and contingent debts borne by the Borrower or mortgage and pawn to a third party;
d.	litigations and arbitrations in dispute; and
e.	other circumstances which may impact finance and repayment capability of the Borrower.

The Borrower undertakes as follows:

1)
the Borrower will at the requirements of the Lender submit up-to-date financial statements on a monthly basis and the audited financial statements of previous year in the first quarter every year; the Borrower will provide from time to time at the requirements of the Lender documents and materials, including, but not limited to, reports and statements on operation and finance of the Borrower;

2)
if the Borrower has concluded or will conclude a counterguarantee agreement or similar agreements with the guarantor hereunder concerning its guarantee obligation, the agreement will not impact any right of the Lender hereunder;

3)	the Borrower will accept the credit inspection and supervision conducted by the Lender and will assist and cooperate sufficiently;
4)
the Borrower will notify the Lender in advance if it reduces registered capital, changes property materially or adjusts operation mode (including, but not limited to, joint venture or cooperation with foreigners; division, merger, acquisition or being annexed; reconstruction, establishment or rebuilding of a joint stock company; change of such operation modes as lease, contract, joint management and custody). Where the said conducts will impact the Borrower’s capability of repayment adversely, the consent of the Lender shall be obtained.

5)
the Borrower may not dispose its own assets in a way which may decrease its capability of repayment. The Borrower shall notify the Lender in time when providing guarantee to a third party or mortgage or impawn its own assets, and the Borrower shall guarantee that all debts guaranteed may not be more than one times more than its net assets.

6)	the debts from the Lender shall be repaid earlier than its loans offered by shareholders of the Borrower, and may not be later than the same kind of debt from other creditors;
The Borrower shall obtain the written consent of the Lender before it applies to other banks for loans or increases other debts.
(this stipulate shall be as alternative clause mainly applicable to loans applied by institutes)
As for the real estate development project in which the Borrower uses the Loan, the quantity of individual housing consumption loans conducted at the Lender shall be more than total amount of individual housing consumption loans as to such real estate development project.
(this stipulate shall be as alternative clause mainly applicable to loans for real estate development projects )
The engineering project contractor does not pay any funds in advance for construction of the real estate project developed by the Borrower. If the contractor has made advance payment, the Borrower shall submit the Lender the written documents proving that the contractor surrenders the priority right on advance payment of the project.
(this stipulate shall be as alternative clause mainly applicable to loans for real estate loans)

7)	the Borrower undertakes to notify the Lender in time in case of any of the following circumstances:
a.	breaches of the Contract or any other contracts;
b.	alteration of subordinate relations, or change of senior management, or amendment of articles of association and material adjustment of interior organization organs of the Borrower;
c.	difficulties in operation and depravation of finance of the Borrower;
d.	other circumstances which will impact the Borrower’s capability of repayment.
8)	the Borrower must deposit sufficient funds for payment at least 10 days in advance of maturity date of each part of principal and interests.
9)	relevant settlement business as to the Loan shall be completed at the Lender or other branches or offices of the Bank of China, and the settlement amount shall satisfy the requirements of the Lender.
10)
the Borrower may not distribute any dividends or bonus to its shareholders in any way if the net profit after-tax in corresponding fiscal year is zero or negative, or the profit after tax is insufficient to make up accumulative losses of previous fiscal year, or profit before tax is not used to repay the principal, interests and expenses payable within the fiscal year or the profit before tax is insufficient to repay the principal, interests and expenses payable in following period.

Article 11 Breach of Agreement and Disposal

Where the Borrower neither makes repayment on schedule nor reaches an agreement with the Lender concerning extension, the Lender shall have the right to charge penalty interest against the overdue amount as of the overdue day according to the penalty interest rate on overdue loan, until the Borrower repays all of principals and interests. Where the Borrower fails to use the Loan according to the stipulated purpose, the Lender shall have the right to charge penalty interest against amount misappropriated as of the misappropriation day according to the penalty interest rate on misappropriation, until the Borrower repays all of principals and interests.

The penalty interest rate on overdue loan shall be 30% floating upwards the loan interest rate stipulated herein; the penalty interest rate on misappropriation shall be 50% floating upwards the loan interest rate stipulated herein.

Where the Borrower fails to pay interests in full amount on schedule, the Lender shall have the right to charge compound interest against the amount, of which the interests are due but not paid, on a quarterly (monthly/quarterly) basis at the same penalty interest rate same of the principal of the Loan. Where a loan is repaid beyond the time limit and misappropriated, compound interest shall be charged according to the penalty interest rate on misappropriation. In case of normal use of the principal of the Loan, the compound interest shall be charged according to the penalty interest rate on overdue loan.

In case of adjustment of the loan interest rate stipulated herein, penalty interests and compound interests shall be calculated in periods as of the date of adjustment.

In case of any of the following circumstances, the Lender shall have the right to refuse drawing by the Borrower or cancel the part of the Loan which has not been drawn, and to declare both principal and interests of the Loan hereunder are due immediately:

1)	the Borrower fails to repay the principal or interests beyond the time limit;
2)	the Borrower repays the Loan beyond the time limit or misappropriates the Loan;
3)	the statements made by Borrower in Article 10 are untrue or violate its other undertakings;
4)	the Borrower is in breach of other contracts;
5)	the guarantor, the mortgager or the pawnor is in breach of the guarantee contract, which affect the Borrower to perform its obligations hereunder;
6)	the Borrower stops business or is dissolved, revoked or bankrupt;
7)	the finance of the Borrower or the guarantor is deteriorated severely; or
8)	the Borrower fails to provide new guaranties at the requirements of the Lender after the guaranties or pledges are depreciated, ruined, damaged, sealed up or frozen.

Article 12 Deduction

The Borrower agrees that the Lender can deduct any amount payable by the Borrower under the Contract directly from the Borrower’s accounts at branches or offices of the Bank of China.

Article 13 Taxes

All taxes and expenses relating to conclusion and performance of the Contract and dispute settlement, including, but not limited to, stamp tax, interest withholding tax, litigation cost, enforcement fee, attorney fee and notarization fee, shall be paid or reimbursed by the Borrower.

Article 14 Setoff, Transfer and Right Reservation

The Borrower shall pay all amounts payable under the Contract in full amount and may not claim for setoff, unless otherwise the Lender consents.
The Borrower may not transfer its obligations hereunder to a third person without written consent of the Lender.
Toleration, extension, preferential treatments given to the Borrower by the Lender or deferment of exercise of its rights hereunder shall not impact, damage or restrict the Lender to enjoy all rights and interests according to the Contract, laws and regulations, may not be deemed as the Lender’s waiver of its rights and interests hereunder or release of the Borrower from any of its obligations hereunder.

Article 15 Modification and Rescission

The Contract may be modified, supplemented or rescinded with written consent of the Parties. Modification and supplementation of the Contract shall be inseparable part of the Contract.
Invalidity of any of the terms and conditions of the Contract shall not impact efficiency of other terms and conditions hereof.

Article 16 Governing Law, Dispute Settlement and Jurisdiction

The Contract shall be applied to the laws of the People’s Republic of China.
Any and all disputes and dissensions arising from performance of or relating to the Contract shall be settled through negotiation. Where negotiation fails, the Parties agree that the following first method shall apply:
1)	to bring a lawsuit directly with the People’s Court having jurisdiction;
2)	to submit to _____ Arbitration Committee for arbitration.

Article 17 Annexes

The following annexes and other annexes confirmed by the Parties shall be inseparable part of the Contract and have equal force with the Contract:
1)	Due bill;
2)	Application for Drawing;
3)	______;
4)	_______.

Article 18 Effectiveness

The Contract shall become effective with signature and seal by the legal representatives or authorized signatories of the Parties.
The Contract shall be in two copies with equal force, one of which shall be kept by either party hereto.

Article 19 Special Notice

The Borrower has negotiated sufficiently with the Lender concerning all terms and conditions of the Contract.
The Lender has reminded the Borrower to pay special attention to the terms and conditions of the Contract concerning to the Parties’ rights and obligations and to understand comprehensively and exactly. The Lender has explained for corresponding terms and conditions hereof at the requirements of the Borrower.
The Parties to the Contract have consistent understanding of the meanings of the Contract.

The Borrower: Tianjin Daqiuzhuang Metal Sheet Co., Ltd. (official seal)
Tianjin Daqiuzhuang Metal Sheet Co., Ltd.
Legal representative (or authorized signatory):

The Lender: Bank of China Tianjin Jinhai Sub-branch (official seal)
Bank of China Tianjin Jinhai Sub-branch
Principal (or authorized signatory):

Date: November 4, 2005

Maximum Deposit Mortgage Contract

No. JZYJXZ(2005)003

The Mortgager: Tianjin Daqiuzhuang Metal Sheet Co., Ltd.
Business License of Enterprise Legal Person: No. QHJZZ016433
Legal representative: Yu Zuosheng
Opening bank and accounts: Bank of China Tianjin Jinghai Sub-Branch, 07546008093001
Main office: Daqiuzhuang, Jinghai, Tianjin, 301606
Tel: 13332025839; Fax: 60730082

The Mortgagee: Bank of China Tianjin Jinghai Sub-Branch
Principal: Duan Zhichen
Main office: No. 31 Shengli Road, Jinghai Town, Jinghai County, Tianjin, 301600
Tel: 28946423 Fax: 28946421

The Mortgager is willing to mortgage the creditor’s right of the Mortgagee with its legal disposal right and the properties which are listed in the Guaranty List attached to the Contract in order to ensure that the obligations of the Debtor under several master contracts, which have been or will be concluded by and between the Debtor, Tianjin Daqiuzhuang Metal Sheet Co., Ltd., and the Mortgagee hereunder, can be fulfilled faithfully. The Contract is hereby entered into through equal negotiation. Unless otherwise stipulated, the words and expresses herein shall be subject to the definitions in the master contract.

Article 1 Master Contract

The master contract for the purpose of the Contract is the Agreement for Credit Line, No. JZYJXZ (2005) 003, concluded on November 4, 2005 by and between the Mortgagee and the Debtor, as well as single agreements made from time to time in accordance with the Agreement. The single agreements mean the Contract for (Short-term) Loan in RMB and the Contract for Loan in Foreign Exchange which the Debtor concludes with the Mortgagee to use actually the credit line approved by the Mortgagee, applicable annexes on settlement and financing which are chosen from the said Agreement for Credit Line, the Application for Settlement and Financing made by and between the Mortgagee and the Debtor at the time of conduction of settlement and financing, any other written agreements made by the parties as to single credit disbursement, and due bills, application letters, correspondences and vouchers on drawing which are submitted or issued by the Debtor to the Mortgagee and confirmed by the Mortgagee.

The Guarantor confirms that the credit line granted by the Mortgagee to the Debtor according to the master contract may be used by the Debtor circularly, regulatively or on once occasion under the conditions stipulated in the master contract, for short-term loan in RMB, short-term loan in foreign exchange, settlement and financing. Settlement and financing business means issuance of L/C, import bill advance, shipping guarantee, packing loan, export bill purchase, acceptance bill discount under usance L/C and issuance of guarantee letter/stand-by L/C.

Article 2 Scope of Guarantee

The primary creditor’s right secured under the Contract is all of credit/financing stipulated in the Agreement for Credit Line, No. JZYJXZ (2005) 003, concluded on November 3, 2005 by and between the Mortgagee and the Debtor, including the balance of the credit/financing incurred under the Agreement and single agreements as of the effective day of the Agreement to November 3, 2006. The maximum price of creditor’s right secured is RMB16 million at equal value.

Guarantee scope under the Contract covers the principal and interests (including legal interest, agreed interest, compound interest and penalty interest) of creditor’s right arising from the master contract, penalty, compensations, expenses incurred for realization of creditor’s right (including, but not limited to, litigation cost, attorney fee, notarization fee and enforcement fee, etc.), losses to the Mortgagee due to breach of the Debtor and other amount payable.

Article 3 Guaranty Liability

If, under the master contract, the Debtor fails to make repayment to the Mortgagee according to stipulations on any of normal repayment days or early repayment days, the Mortgagee shall have the right to convert the guaranties into cash to exercise priority of compensation in accordance with the Contract.
The Mortgagee points out specially that normal repayment day as mentioned herein is the interest payment day stipulated in the master contract, principal repayment day and interest payment day described in the repayment plan, due bill and application, or the date when the Debtor shall pay any funds to the Mortgagee according to such stipulations. The early repayment day as mentioned herein is the early repayment date applied by the Debtor and agreed by the Mortgagee, and the date when the Mortgagee according to the stipulations demands to take back the principal and interests of financing and/or other funds in advance from the Debtor.

Article 4 Settlement Period

The settlement period of the creditor’s right secured hereunder shall be November 3, 2006 described in Paragraph 1 of Article 2 hereof or another day which can be fixed according to the sum of primary creditor’s right subject to applicable laws (earlier day may apply).
The Mortgager shall discharge the guarantee liability it assumes under the Contract with the guaranties as of such day.

Article 5 Guaranty

The evaluated value of the guaranties is RMB38.437 million. Details may refer to the Guaranty List and Evaluation Report.
In case of properties in the guaranties, of which circulation is prohibited by laws, the Mortgager shall have the obligation to indicate in the Guaranty List.
If, before the creditor’s right secured is fulfilled completely, the book value of the said guaranties is reduced for any reason, so that they are insufficient to guarantee all of the creditor’s right secured, the Mortgagee shall have the right to require the Mortgager to restore the value of the guaranties or provide other guarantees accepted by the Mortgagee at equal value with those reduced.
If the mortgage is made with objects of which circulation is prohibited, the Mortgager shall assist with the Mortgagee in going through procedures for examination, approval and registration in accordance with pertinent laws, to ensure the right of mortgage is valid.
In case of loss, or obvious reduction of value, of the guaranties due to natural disaster, accidents, infringement and other reasons, the Mortgager shall promptly take measures to avoid further losses and immediately notify the Mortgagee in writing.

Article 6 Holding and Management of Guaranties

The guaranties hereunder shall be held by the Mortgager, but all originals of documents of title as to the guaranties shall be submitted to the Mortgagee. The Mortgagee agrees to at any time accept and cooperate in inspection of the guaranties by the Mortgagee and the institutes or individuals it appointed.
The Mortgager shall safeguard, maintain and protect the guaranties properly and take effective measures to ensure safety and completion of the guaranties. In case of necessary reparation, the Mortgager shall conduct in time and be responsible for corresponding costs and expenses.
The Mortgager may not transfer, lease, lend, contribute with material objects, reconstruct, rebuild or dispose in any other ways the guaranties, partly or wholly, without written consent of the Mortgagee. Otherwise, the Mortgagee shall have the right to declare the said conducts by the Mortgager null and take relives stipulated in Article 12 hereof.
Earnings from transfer of the guaranties with consent of the Mortgagee shall be applied to repayment of the debt in advance, or to be drawn by the third party designated by the Mortgagee.

Article 7 Insurance of Guaranties

The Mortgager shall insure the guaranties at the insurer confirmed through negotiation between the Mortgager and the Mortgagee according to the agreed type and period, covering at least the book value of the guaranties. The contents of the policy shall comply with the requirements of the Mortgagee and may not embody any limited conditions which may impact the rights and interests of the Mortgagee.
The Mortgager may not suspend, terminate, modify or alter the policy with any reason until the principal, interests and expenses of the credit/financing secured under the master contract have been repaid completely, and the Mortgager shall take all reasonable and necessary measures to ensure the insurance stipulated herein valid continually. In case the Mortgager fails to pay insurance or acts against the said stipulations, the Mortgagee shall have the right to insure or reinsure the guaranties. In such case, the insurance premium shall be borne by the Mortgager and counted into the balance of the creditor’s right together with the contingent losses to the Mortgagee therefrom.
The Mortgager shall, within 10 days as of the date of the Contract, deliver the original of the policy concerning the guaranties to the Mortgagee and transfer the rights and interests hereof to the Mortgagee. The original of the policy shall be kept by the Mortgagee until the principal and interests of the credit/financing under the master contract have been repaid completely.
If there are machine and equipments in the guaranties which have not been installed completely, the Mortgager shall, after completion of such installation, go through insurance procedures according to this clause, deliver the original of the policy to, and transfer the rights and interests hereof to, the Mortgagee.

Article 8 Registration of Mortgage

The Mortgager shall, within 10 days as of the date of the Contract, go through the procedures for registration of mortgage with relevant authority in accordance with pertinent provisions of the Guarantee Law.
After completing the procedures for registration, the Mortgager shall submit the copy of relevant documents on registration to the Mortgagee.
If there are machine and equipments in the guaranties which have not been installed completely, the Mortgager shall, within 10 days after completion of installation of such machine or equipments, go through the procedures for registration of mortgage with relevant authority.

Article 9 Realization of the Right of Mortgage

If the Debtor fails to repay the debts due (including those the Mortgagee declares due in advance according to the master contract) according to the master contract, the Mortgager shall have the right to require selling or converting the guaranties to repay the creditor’s right secured. The price of sale or conversion shall be fixed through negotiation; where negotiation fails, the Mortgagee shall have the right to apply to the People’s Court for auction or compulsory sale.
Earnings from disposal of the guaranties may not be set off the debts under the master contract until the expenses arising from disposal of the guaranties and the money which the Mortgager shall pay or repay to the Mortgagee according to the Contract have been paid.
When the Mortgagee requires to realize the right of mortgage, the Mortgager may not refuse with any reason, including, but not limited to, the Mortgagee’s failure to notify the Mortgager of the fact of breaches by the Debtor, disputes between the Mortgagee and the Debtor relating to performance of the master contract, toleration, extension or exemption granted to the Debtor by the Mortgagee under the master contract or the Mortgagee’s waiver of any of its rights under the master contract, the Mortgagee’s failure to exercise other real right of security relating to the master contract, the Mortgagee’s failure to disposal first of relevant documents and goods under the master contract, the Mortgagee’s failure to exercise other rights or relief under the master contract, and modification of the master contract by the Mortgagee and the Debtor.

Article 10 Relation Between the Mortgage Contract and the Master Contract

The guarantee under the Mortgage Contract shall be independent. In any case the Mortgage Contract shall not be invalid or revocable due to invalidity or revocability of the master contract secured. The right of mortgage shall be valid and effective, although the master contract is rescinded by the parties concerned or is due in advance. The Mortgager shall assume guarantee liability to the existing debts and the losses to the Mortgagee due to reason attributable to the Debtor.
The parties to the master contract may negotiate to alter the contents therein and to modify the L/C or the guarantee letter/stand-by L/C, which are issued according to the master contract, without written consent of the Mortgager. However, the Mortgager shall assume guarantee liability for the altered master contract and the debts of the Debtor to the Mortgager arising from modified L/C or the guarantee letter/stand-by L/C.
The written consents of the Mortgager need not be obtained when Mortgagee agrees, according to the master contract, the Debtor to regular or use circularly the credit line, or entrusts all or part of its rights and obligations under the master contract to other branches of the Bank of China or assigns its creditor’s right under the master contract to a third party. However, the guarantee liability of the Mortgager may not be reduced or exempted thus. The Mortgager shall assist with the Mortgagee and such a third party in completing the procedures for mortgage modification or registration required by law.

Article 11 Statements and Guarantees

The Mortgager states and guarantees as follows:

1)	the Mortgager has complete capability of civil conducts and enjoys legal title or disposal right to the guaranties;
2)
the Mortgager guarantees that there is no co-owner of the guaranties, or the Mortgager has obtained the written permission of all co-owners, if any. The Mortgager undertakes that such written permission will be submitted to the Mortgagee before executing the Contract;

3)
the Mortgager is completely aware of the contents herein. The Mortgager is willing to execute and perform the Contract, which are its true meaning. The legal representative or authorized signatory who signs the Contract on behalf of the Mortgager are empowered legally and validly by the Company. Execution and performance of the Contract will not violate any other contracts, agreements or legal documents which are binding upon the Mortgager. The Mortgager has obtained, or will obtain, all of necessary approval, permission, records or registration for establishment of the mortgage;

4)	all documents and materials provided to the Mortgagee by the Mortgager are true, exact, complete and valid;
5)	the Mortgager does not conceal any right of mortgage, right of pledge, lien or other rights and interests secured which have been established on the guaranties by the end of the date of the Contract;
6)
if the Mortgager dissolves, is revoked or (is applied) applies for bankruptcy, or facts which may affect the Mortgager’s finance occur, or new significant debts are made on the guaranties or the guaranties are sealed up, the Mortgager shall, as soon as possible, notify the Mortgagee without any delay;

7)
if the guaranties are projects in construction, the Mortgager guarantees that the guaranties are free of priority of compensation of any third party. In case of such priority of compensation, the Mortgager ensures to make such a third party issue a written statement proving waiver of the priority of compensation, and the written statement will be submitted to the Mortgagee.

Article 12 Defect in Conclusion and Breach of Agreement

If, after conclusion of the Contract, the right of mortgage cannot be in force because the Mortgager refuses to go through or delay in mortgage registration or other reasons attributable to the Mortgager, it shall constitute defect in conclusion. If the Mortgager is the Debtor, the Mortgager shall be responsible for compensation to the Mortgagee to the extent of mortgage; if the Mortgager is a third person, the Mortgager shall assume irrevocable joint and several liability the debts to the Mortgagee under the master contract.

Any of the following circumstances shall constitute breach of the Contract by the Mortgager:
1)	transferring, leasing, lending, contributing in material objects, reconstructing, rebuilding or disposing in any other way the guaranties, partly or wholly, in violation of Article 5 hereof;
2)	disturbing in any way (act or omission) the Mortgagee to dispose the guaranties according to relevant stipulations herein;
3)	refusing or delaying cooperation with the Mortgagee in renewing mortgage registration, so that the mortgage is null and invalid before the primary debt has been repaid completely;
4)	loss or damage of the guaranties kept by the Mortgager, and the insurer refuses compensation due to non-fulfillment of insurance or the guaranties or other reasons;
5)	making untrue statements herein or acting against the guarantees it makes herein; or
6)	acting against other stipulations herein concerning the rights and obligations of the parties concerned.

In case of breach by the Mortgager, the Mortgagee shall have the right to take one or several measures as follows:
1)	reducing or canceling the credit line granted to the Mortgager by the Mortgagee;
2)	declaring the loan contract, credit loan and other contracts by and between the Mortgager and the Mortgagee due in advance;
3)
requiring the Mortgager to compensate the Mortgagee for all direct or indirect losses (including, but not limited to, losses of the principal, interests and expenses of the credit/financing under master contract) due to breach of the Mortgager; or

4)
setting off the funds in the Mortgager’s accounts at the Mortgagee or other offices of the Bank of China or any creditor’s right or mortgage-backed creditor’s right of the Mortgagee or other offices of the Bank of China.

Article 13 Expenses

The Mortgager shall be responsible for all costs and expenses relating to the Contract or the guaranties hereunder, including, but not limited to, costs of registration, notarization, insurance, transportation, storage, safekeeping, evaluation, reparation, maintenance and disposal under the Contract.

Article 14 Setoff and Right Reservation

Under the Contract the Mortgager may not claim for setoff of any funds to be paid to the Mortgagee, except with consent of the Mortgagee.
Toleration, extension, preferential treatments given to the Mortgager by the Mortgagee or deferment of exercise of its rights hereunder shall not impact, damage or restrict the Mortgagee to enjoy all rights and interests according to the Contract, laws and regulations, may not be deemed as the Mortgagee’s waiver of its rights and interests hereunder or release of the Mortgager from any of its obligations hereunder.

Article 15 Modification, Rescission and Interpretation

The Contract may be modified, supplemented or rescinded with written consent of the Parties. Modification and supplementation of the Contract shall be inseparable part of the Contract.
Any matters unstipulated herein shall be interpreted or handled subject to relevant terms and conditions of the master contract secured by the Contract.
Invalidity of any of the terms and conditions of the Contract shall not impact efficiency of other terms and conditions hereof.

Article 16 Governing Law, Dispute Settlement and Jurisdiction

The Contract shall be applied to the laws of the People’s Republic of China.
Any and all disputes and dissensions arising from performance of or relating to the Contract shall be settled through negotiation. Where negotiation fails, the Parties agree that the following first method shall apply:
3)	to bring a lawsuit directly with the People’s Court having jurisdiction, which is stipulated in the master contract;
4)	to apply for arbitration in accordance with the stipulations in the master contract.

Article 17 Annexes

The following first, second, third, fourth and fifth documents are of annex to the Contract:
1)	the Guaranty List;
2)	the Certification of Title of Guaranty;
3)	the original of policy of guaranty;
4)	the certification of guaranty registration;
5)	the Evaluation Report on Guranty;
6)	other materials deemed necessary:

The annexes to the Contract shall be inseparable part of the Contract.

Article 18 Effectiveness

The Parties choose the following first circumstance:

1)	The Contract shall become effective after the following conditions are satisfied:
a.	the legal representatives or authorized signatories of the Parties hereto sign and stamp official seals;
b.	the Mortgager completes the procedures for mortgage registration.
2)	The Contract shall become effective with signature and seal by the legal representatives or authorized signatories of the Parties, the later will apply.

The Contract shall be in three copies with equal force, one of which shall be kept by the Mortgager, the Mortgagee and the Debtor.

Article 19 Special Notice

The Mortgager has negotiated sufficiently with the Mortgagee concerning all terms and conditions of the Contract.
The Mortgagee has reminded the Mortgager to understand comprehensively and exactly the terms and conditions of the Contract and explained for corresponding terms and conditions hereof at the requirements of the Mortgager.

The Mortgager (signature and seal): Tianjin Daqiuzhuang Metal Sheet Co., Ltd.
Legal representative or authorized signatory:
Date: November 4, 2005
Domicile: Daqiuzhuang, Jinghai, Tianjin

The Mortgagee (signature and seal): Bank of China Tianjin Jinghai Sub-Branch
Authorized signatory:
Date: November 4, 2005
Domicile: No. 31 Shengli Road, Jinghai Town, Jinghai County, Tianjin

Guaranty List
Total value of guaranties: RMB38.437 million
No.	Name	Specification	Quantity	Location	Registration Authority	Insurance	Title	Title Certificate No.	Book Value	Evaluation	Appraiser	Note
1	Collective-owned land use right of Tianjin Daqiuzhuang Metal Sheet Co., Ltd. (First Workshop) and title of overgound buildings		27,459.8 square meters of land area and 10,616.42 square meters of the area of buildings	No. 6, Guangtuan W. Road, Daqiuzhuang Town, Jinghai, Tianjin	Jinghai Bureau of Planning and State Land and Resource	insured of fixed assets at Tianjin Jinghai Branch of Chinese People's Property Insurance Co., Ltd. covering RMB38,333,300	Tianjin Daqiuzhuang Metal Sheet Co., Ltd	Property Right Certificate: No. JHZ233005096, House Ownership Certificate: No. JDJY(2001G)134, Collective-owned Land Use Certificate	RMB 317,162,000	RMB13.5 million	Tianjin Keyi Co., Ltd. Land Price Appraisal Institute Jinghai Branch
2	Collective-owned land use right of Tianjin Daqiuzhuang Metal Sheet Co., Ltd. and title of overgound buildings		4,611.3 square meters of land area and 2,879.74 square meters of the area of buildings	North Side of Yingfeng Road, Daqiuzhuang Town, Jinghai, Tianjin	Jinghai Bureau of Planning and State Land and Resource	insured of fixed assets at Tianjin Jinghai Branch of Chinese People's Property Insurance Co., Ltd. covering RMB38,333,300	Tianjin Daqiuzhuang Metal Sheet Co., Ltd.	Property Right Certificate: No. JHZ233003810, House Ownership Certificate: No. JDJY(2001G)049, Collective-owned Land Use Certificate	RMB 6,617,100	RMB2.5 million	Tianjin Keyi Co., Ltd. Land Price Appraisal Institute Jinghai Branch

The Mortgager (signature and seal): Tianjin Daqiuzhuang Metal Sheet Co., Ltd.
Legal representative or authorized signatory:
Date: November 4, 2005
Domicile: Daqiuzhuang, Jinghai, Tianjin

The Mortgagee (signature and seal): Bank of China Tianjin Jinghai Sub-Branch
Authorized signatory:
Date: November 4, 2005
Domicile: No. 31 Shengli Road, Jinghai Town, Jinghai County, Tianjin

Credit Line Agreement

No. JZYJXZ(2005)003

Party A: Tianjin Daqiuzhuang Metal Sheet Co., Ltd.
Business License of Enterprise Legal Person: No. QHJZZ016433
Legal representative: Yu Zuosheng
Main office: Daqiuzhuang, Jinghai, Tianjin, 301606
Opening bank and accounts: Bank of China Tianjin Jinghai Sub-Branch, 07546008093001
Tel: 13332025839; Fax: 60730082

Party B: Bank of China Tianjin Jinghai Sub-Branch
Principal: Duan Zhichen
Main office: No. 31 Shengli Road, Jinghai Town, Jinghai County, Tianjin, 301600
Tel: 28917623 Fax: 28946421

The following agreements are hereby made through negotiation in the principle of voluntarieness, equality, mutual benefit and good faith for the purpose of developing friendly and mutual benefit cooperation.

Article 1 Scope of Business

Party B grants the credit line to Party A according to the Agreement. Provided that the stipulations in the Agreement and relevant single agreements are satisfied, Party A may apply Party B to use circularly, regulatively or on once occasion the credit line for short-term loan in RMB, short-term loan in foreign exchange, issuance of banker’s acceptance bill and settlement and financing business (hereinafter referred collectively as “Single Credit Business”). For the purpose of this Agreement, settlement and financing business means issuance of L/C, import bill advance, shipping guarantee, packing loan, export bill purchase, acceptance bill discount under usance L/C and issuance of guarantee letter/stand-by L/C.

Article 2 Type and Amount of Credit Line

Party B agrees to provide the following credit line to Party A, totally RMB16 million yuan; the credit line used for foreign exchange business shall be converted into RMB at the following rate of exchange:
1)	______ publicized by Party B on the effective date of the Agreement;
2)	______ publicized by the State Administration for Foreign Exchange on the effective date of the Agreement.

The credit line to be granted by Party B to Party A includes:

1)	short-term credit line in RMB, 9 million yuan;
2)	short-term credit line in foreign exchange, ________;
3)	credit line of issuance of banker’s acceptance bill, 7 million yuan;
4)
credit line of settlement and financing (without sub-line, for issuance of L/C, import bill advance, shipping guarantee, packing loan, export bill purchase, acceptance bill discount under usance L/C and issuance of guarantee letter/stand-by L/C), _____;

5)	credit line of L/C issuance, _______;
6)	credit line of import bill advance, _______;
7)	credit line of shipping guarantee, _______;
8)	credit line of packing loan, _______;
9)	credit line of export bill purchase (under L/C), _______;
10)	credit line of export bill purchase (under collection), _______;
11)	credit line of acceptance bill discount under usance L/C, _______;
12)	credit line of issuance of guarantee letter/stand-by L/C, _______________.

The existing balance of credit line of Party A at Party B by the end of the date of the Agreement shall be deemed as the credit hereunder and be part of the credit line for Party A ratified by Party B.

Article 3 Use of Credit Line

Within the term of the credit line as stipulated in Article 5 hereof, Party A may use corresponding credit according to the following first method to the extent of the line of single credit described in previous clause:
1)	circularly;
2)	on once occasion.

Where Party A needs to regulate the line of single credit as stipulated in Article 1, it shall submit a written application to Party B. Party B shall decide whether to regulation and decide on the specific methods.

If Party B is an office of the Bank of China Tianjin Branch, settlement and financing business as mentioned in Article 4 hereof, which is conducted by Party A at the Bank of China Tianjin Branch with consent of Party B and contact with the Bank of China Tianjin Branch, shall take up corresponding line of credit hereunder and be subject to the management by Party B and the Bank of China Tianjin Branch according to the Agreement and its annexes.

If the settlement and financing business applied by Party A is of one of the following circumstances, it will not take up the line of credit:
1)	export bill purchase with corresponding documents;
2)	banker’s acceptance bill discount under the usance L/C accepted by Party B;
3)	provision of pledge with sufficient deposit;
4)	provision of pledge with national debts, deposit receipt issued by the Bank of China or the banker’s acceptance bill accepted by Party B;
5)	provision of guarantee with the guarantee letter and stand-by L/C accepted by Party B.

The settlement and financing business conducted will not take up the credit line or affect the effectiveness of the terms and conditions hereof on the Parties.

Article 4 Necessary Agreements for Single Credit

When applying to Party B for single credit hereunder, Party A shall enter into the following agreements (hereinafter referred collectively to as single agreements) with Party B, including:

1)	Contract for (Short-term) Loan in RMB for short-term loan in RMB;
2)	Contract for Loan in Foreign Exchange for short-term loan in foreign exchange;
3)	Banker’s Acceptance Contract for issuance of banker’s acceptance bill;
4)	for settlement and financing businesses, Party A and choose or enter into the following relevant annexes or application letters together with Party B or the Bank of China Tianjin Branch:
a.	following annexes which are negotiated, modified or applicable with consent by the Parties shall constitute single agreements and be inseparable part of the Agreement:
The following annexes with a “check” marked in “box” shall be applicable and with a “x” shall be inapplicable. The Parties need not sign and seal otherwise on corresponding applicable annexes. Neither party may thus present any objection to the effectiveness of such annexes which constitute legal documents binding upon the Parties.
o Annex 1: for issuance of L/C;
o Annex 2: for import bill advance;
o Annex 3: for packing loan;
o Annex 4: for export bill purchase;
o Annex 5: for acceptance bill discount under usance L/C;
o Annex 6: for issuance guarantee letter/stand-by L/C.
b.
The following application letters shall be submitted by Party A to Party B or the Bank of China Tianjin Branch for business of settlement and financing. The application letters shall constitute single agreements and be inseparable part of the Agreement upon completed by the Parties through negotiation and stamped by Party B with official seal or business seal:

a.	application letter for issuance of L/C;
b.	application letter for modification of L/C;
c.	application letter for import bill advance;
d.	application letter for shipping guarantee;
e.	application letter for packing loan;
f.	application letter for drawing of packing loan;
g.	application letter for export financing (for export bill purchase or acceptance bill discount under usance L/C);
h.	application letter for issuance of guarantee letter/stand-by L/C;
i.	application letter for modification of guarantee letter/stand-by L/C.
5)
any other written agreements concluded by and between the Parties on single credit, and due bills, application letters, documents and vouchers for drawing submitted or issued by Party A to Party B or the Bank of China Tianjin Branch, of which the effectiveness is confirmed by Party A to Party B or the Bank of China Tianjin Branch.

Single agreements shall be part of the Agreement. The Parties shall decide on the rights and obligations of either party according to single agreements and this Agreement, especially the balance of creditor’s right of Party B to Party A. In case of conflicts between single agreements and this Agreement, the former shall prevail.

Article 5 Term of Credit Line

The term of the credit line hereunder shall be from the effective day of this Agreement as stipulated in Article 18 hereof to November 3, 2006.
The term of the credit line may not be extended automatically.
Prior to expiration, the term of the credit line may be extended against written documents if Party A applies to Party B for extension, which is approved by the latter, and Party A provides corresponding guarantees. Written agreement for extension shall stipulate the term of new credit line.
After expiration of the term of the credit line, single credit conducted by the Parties according to the Agreement shall be performed continually subject to this Agreement and relevant single agreements, and the creditor’s right and debts therefrom will not be affected thus.

Article 6 Preconditions for Single Credit

The following conditions shall be satisfied when Party A applies for single credits hereunder:
1)	Party A shall submit the application letter to Party B for corresponding single credit prior to expiration of the term of credit line as stipulated in Article 5 hereof;
2)	Party A shall reserve documents, bills, seals, list and specimen signature of corresponding personnel relating to execution of this Agreement and single agreements and complete relevant vouchers;
3)	Party A shall open necessary accounts for completing single credits according to the requirements of Party B;

4)
Party A shall complete all of necessary legal and administrative examination and approval procedures for conducting single credit and submit, at the requirements of Party B, the duplication of such examination and approval documents or corresponding copies with the original; if relevant procedures must be handled by Party B in accordance with the state laws and regulations, Party A agrees to make all of necessary cooperation;

5)	Preconditions for other credits or drawing as stipulated in single agreements shall be satisfied;
6)	The deposits have been paid or the Guarantee Agreement concluded at the requirement of Party B is in force;
7)	Party A agrees to make statements and guarantees as stipulated in Article 10 hereof; and
8)	Other conditions to be satisfied by Party A according to Party B’s requirement.

Article 7 Party B’s Obligations

Party B shall assume the obligations as follows:
1)	to, according to the stipulations in single agreements, handle the application of Party A for single credit in time;
2)	to provide civilized service when handling the application of Party A for single credit;
3)	to pay attention to and dispose properly inspection, inquiry and criticism of Party A.

Article 8 Party A’s Obligations

Party A shall assume the obligations as follows:
1)
to, according to the stipulations in single agreements, pay Party B the expenses which shall be paid by Party A in the course of use of the credit line; the calculation method shall be subject to Party B’s regulations;

2)	to, according to the stipulations in single agreements, pay Party B the excess reserves on schedule;
3)
to, according to the stipulations in single agreements, repay the debts to Party B in time, including, but not limited to, principal, interests, penalty interests, relevant expenses and losses arising from foreign exchange margin due to Party A’s breach;

4)	to use the funds granted for the purpose stipulated in this Agreement and single agreements.

Article 9 Guarantee

As for the debt of Party A to Party B under the Agreement and single agreements, the Parties agree to apply to the guarantee according to the following second method:
1)	_________ provides the maximum deposit guarantee and concludes the Maximum Deposit Guarantee Contract, No. __________________;
2)	Tianjin Daqiuzhuang Metal Sheet Co., Ltd. provides the maximum deposit guarantee and concludes the Maximum Deposit Guarantee Contract, No. JZYJXZ(2005) 003.

Party B shall have the right to require Party A to provide another guarantor or new guaranties to guarantee the Loan of Party A to Party B hereunder if Party B deems that Party A or the guarantor occurs certain circumstance which may affect their capability of performance of the Agreement, or the guarantee documents become null and invalid or the guarantor’s capability of repayment decreases obviously due to deterioration of finance or other reasons, or the guarantor is in breach of the contract between the guarantor and Party B, including other guarantee contracts, or the guarantor’s capability of guaranty weakens or loses due to depreciation, loss or damage of guaranties or pledges.

Article 10 Statements and Guarantees

Party A states as follows:

8)
Party A has a status of enterprise legal person established and existing in accordance with the laws, has completed and will go through the procedures for industrial and commercial registration on schedule and has necessary rights and powers to fulfill its obligations under the Agreement and single agreements in its own name;

9)
Execution and performance of the Agreement and single agreements are true meaning of Party A, for which Party A has obtained the legal and valid authorization from the Company in accordance with the articles of association or other internal management documents; execution and performance hereof will not violate any agreements, contracts and other legal documents which are binding upon Party A;

10)	All documents, financial statements, vouchers and other materials provided to Party B by Party A under this Agreement and single agreements are true, exact, complete and valid;
11)
The background of businesses applied by Party A to Party B are true and valid; Party A will not use for money laundering and other illegal purposes; provision of any documents to Party B at Party B’s requirements may not be interpreted that Party B has obligation and liability to examine the truth and validity of transactions conducted by Party A.

12)	Party A does not conceal any facts which may impact Party A’s and the guarantor’s finance and capability of performance.

Party A undertakes as follows:

1)	Party A will submit its financial statements (including, but not limited to, yearly reports, quarterly reports and monthly statements) and other relevant materials to Party B periodically;
2)	Party A will accept and assist with Party B in inspection and supervision conducted by Party B concerning use of the credit line and relevant production, operation and finance;
3)
Where Party A has concluded, or will conclude, the counterguarantee agreement or similar agreements with the guarantor hereunder concerning its guarantee obligations, and such agreements will not impact any of Party B’s rights hereunder;

4)
Party A shall as soon as possible notify Party B without any delay in case of circumstances which may affect Party A’s or the guarantor’s finance and capability of performance, including, but not limited to, reduction of registered capital, transfer of material assets or shareholdings, assumption of great debts or establishment of new material debts on the guaranties, sealing-up of the guaranties, dissolution, revocation and application for bankruptcy;

5)
Party A shall obtain written consent of Party B in advance of division, merger, joint management, joint venture or cooperation with foreigners, contracting, reconstruction, system reform, plans for listing or change in operation modes in any way;

6)	As for matters unstipulated herein, Party A agrees to handle subject to international traditions and Party B’s relevant rules.

Article 11 Adjustment and Cancellation of Credit Line

In case of any of the following circumstances within the term of the credit line, Party B shall have the right to adjust or cancel the credit line granted to Party A at any time:

1)	breaches as stipulated in Article 12 hereof;
2)	significant adverse news at Party B’s discretion in the market or the industry involved;
3)
certain limited policies promulgated by the State, foreign governments or international organizations which will or may at Party B’s discretion cause significant adverse impact upon the industry involved in the Agreement .

Article 12 Breach of Agreement

Any of the following circumstances shall constitute breach of the Contract by Party A:
7)	failing to perform the obligation of payment or repayment to Party B according to this Agreement and single agreements;
8)	failing to pay excess reserves to Party B according to this Agreement and single agreements;
9)	failing to use the funds obtained for the purposes stipulated in this Agreement and single agreements;
10)	making untrue undertakings herein or acting against its undertakings herein;
11)	acting against other stipulations in this Agreement and single agreements concerning the rights and obligations of the parties concerned; or
12)	breach of other contracts by and between the Parties.

In case of breach as stipulated in Paragraph 1 of this clause, Party B shall have the right to take the following measures, respectively or jointly:
5)	declaring immediately the principal and interests of outstanding loan/financing under single agreements and other amount due payable are due, without prior notice to Party A;
6)
deducting the principal, interests and penalty interests which Party A shall repay, as well as losses of foreign exchange margin, directly from Party A’s accounts at Party B and other offices of the Bank of China, without prior notice to Party A; immature amount in the accounts shall be deemed early due. Where the currency in the accounts is different from that used by Party B for calculation, the conversion shall be made at the exchange rate confirmed by Party B in deduction date;

7)	disposing the properties secured, from which the earnings shall be applied first to priority of compensation or recourse against the guarantor;
8)	any other measures Party B deems necessary and possible.

Article 13 Miscellaneous

Party A may not transfer any of its rights and obligations hereunder to a third party without written consent of Party B.
Party A shall consent if Party B has to entrust other offices of the Bank of China (including branches and subbranches) to perform its rights and obligations hereunder due to demands for business. Other offices of the Bank of China empowered by Party B shall have the right to exercise all of its rights hereunder and to bring a lawsuit with a People’s Court or submit the disputes arising from the Agreement to an arbitration institution for arbitration. Party A waives the right to present any objections to the subject to litigations or arbitration relating to other offices of the Bank of China.
Without prejudice to other stipulations herein, the Agreement shall be legal binding upon the Parties and their respective legal successors and assigns.

Article 14 Right Reservation

Failure of Party B to exercise part of its rights hereunder or require Party A to perform part of obligations shall not constitute Party B’s waiver of or exemption from such rights or obligations, nor constitute Party B’s waiver of other rights herein or exemption of Party A from other obligations.
Toleration and extension given to Party A or deferment of exercise of its rights hereunder shall not impact Party B to enjoy all rights according to the Agreement, laws and regulations, and may not be deemed as Party B’s waiver of such rights.

Article 15 Modification, Rescission and Interpretation

Unless otherwise stipulated herein, the Agreement may be modified, supplemented or rescinded with written consent of the Parties. Modification and supplementation of the Agreement shall be inseparable part of the Contract.
Invalidity of any of the terms and conditions of the Agreement shall not impact efficiency of other terms and conditions hereof.
Headlines and names of businesses as mentioned in this Agreement and single agreements are used for convenience of direction, may not be used for interpreting the relationship of rights and obligations between the Parties hereto.

Article 16 Dispute Settlement

The Contract shall be applied to the laws of the People’s Republic of China.
Any and all disputes and dissensions arising from performance of or relating to the Contract shall be settled through negotiation. Where negotiation fails, the Parties agree that the following second method shall apply:
5)	to bring a lawsuit with the People’s Court at the place where Party B or other office of the Bank of China which exercises rights and obligations subject to the Agreement is located;
6)	to bring a lawsuit directly with the People’s Court having jurisdiction;
7)	to apply to _________ for arbitration at ___________.

Article 17 Notarization (alternative clause; choice: 1, Applicable; 2, Inapplicable)

The Parties shall within ___ working day(s) as of the date of the Agreement complete notarization of compulsory enforcement at ___________. The notarization fee shall be borne by ________.

Article 18 Effectiveness
The Agreement shall become effective with signature and seal by the legal representatives or authorized signatories of the Parties, the latter shall apply.

The Contract shall be in three copies with equal force, one of which shall be kept by either party hereto and the guarantor.

Article 19 Special Notice

The Parties hereto have negotiated sufficiently all of the terms and conditions of the Agreement, as well as single agreements.
Party B has reminded Party A to pay special attention to the terms and conditions concerning the Parties’ rights and obligations and understand them comprehensively and exactly; Party B has explained for corresponding terms and conditions hereof at the requirements of the Mortgager.

Party A: Tianjin Daqiuzhuang Metal Sheet Co., Ltd.
Legal representative or authorized signatory:
Date: November 4, 2005
Domicile: Daqiuzhuang, Jinghai, Tianjin

Party B: Bank of China Tianjin Jinghai Sub-Branch
Authorized signatory:
Date: November 4, 2005
Domicile: No. 31 Shengli Road, Jinghai Town, Jinghai County, Tianjin

RENMINBI LOAN CONTRACT

CHINA CONSTRUCTION BANK TIANJIN BRANCH

Contract No.: JHTJRL 2005002

Type of Loan: Working Capital

Borrower(Party A): Tianjin Daqiuzhuang Metal Sheet Co., Ltd
Domicile: Jinmei Street Daqiuzhuang Town, Jinghai County, Zip code: 301600
Legal Representative (Person in charge): Yu Zuosheng
Fax: 28899175 Tel: 28899174

Lender(Party B): China Construction Bank Corporation Tianjin Branch
Domicile: No.1 (added), 19 Nanjing Road, Hexi District, Tianjin
Zip code: 300203
Person in charge: Jia Xiangyu
Fax: 23400658 Tel: 23400683

Parties to This Contract:
(1) Borrower(hereinafter referred to as “Party A”): Tianjin Daqiuzhuang Metal Sheet Co., Ltd
And
(2) Lender (hereinafter referred to as “Party B”): China Construction Bank Corporation Tianjin Branch

WHEREAS, Party A has applied for a certain loan from Party B;
WHEREAS, Party B agrees to extend such loan to Party A upon the terms and conditions contained herein.

NOW, THEREFORE, the Parties agree to enter into this RENMINBI LOAN CONTRACT (hereinafter referred to as “this Contract”) through mutual friendly negotiation on the aforesaid issue in accordance with related laws and regulations, subject to the terms and conditions to be set forth hereinafter.

ARTICLE 1 LOAN AMOUNT
The loan to be provided by Party B to Party A hereunder is in sum of RMB (amount in words) Five Million Four Hundred Thousand Yuan only.
ARTICLE 2 LOAN PUROSE
The loan to be extended by Party B hereunder shall be applied to repay the outstanding and payable debts as existing under the contract numbered JHTJRL 2004010.
ARTICLE 3 LOAN TERM
The mutually-agreed-upon term of the loan hereunder is one (1) year, commencing as from August 22nd 2005 and ending on August 21st 2006.
In case the starting date of the term of the loan hereunder doesn’t coincide with the date shown in the voucher for deposit of loan, then the date indicated in the voucher for deposit of the first loan shall be regarded as the starting date of the loan term hereunder. Any voucher for deposit of loan is integral part of this Contract both of which are equally authentic.

ARTICLE 4 INTEREST RATE, INTEREST CALCULATION AND SETTLEMENT
4.1 The interest rate of the loan hereunder is agreed to be 7.4600% per annum.
4.2 The interest on the loan hereunder shall arise as from the date the loan is deposited in the account of Party A. It is agreed that the interest on the loan hereunder shall be accrued on daily basis and settled on monthly (quarterly) basis, the date for interest settlement is agreed to be fixed at the 20th day of each month (last month of appropriate quarter), in addition, the daily interest rate = monthly interest rate/30.
4.3 In the case of adjustment to the interest rate by the People’s Bank of China upon concluding of the Contract and prior to the grant of the first part of the loan hereunder, __(i)__ shall apply:
(i)	Continue to apply the stipulated interest rate herein.
(ii)	Apply a new interest rate adjusted in the light of new interest rate policy.
4.4 Any adjustment to the agreed upon interest rate and the means for calculation and collection of accrued interest shall be subject to related regulations of the People’s Bank of China. In the event of any revision made by the People’s Bank of China (hereinafter referred to as “PBC”) to such regulations which revision is applicable to the loan hereunder, Party B is entitled to act in accordance with the newly regulations last revised by the PBC without having to send a notice to Party A.
ARTICLE 5 GRANT AND USE OF LOAN
5.1 Conditions Precedent to Grant of Loan
5.1.1 Only to the extent the following preconditions are met or satisfied, except as waived by Party B wholly or partially, Party B is obliged to make the loan available to Party A:
(i)	Party A has completed any and all legally required formalities or procedures in respect of the loan hereunder, such as approval, registration, delivery, etc., pursuant to related laws and regulations;
(ii)	The Security Contract or other forms of guarantee as acceptable to Party B, has/have entered into full force where such Security Contract or other guarantees is/are created for this Contract;
(iii)	None of defaults set forth herein has occurred to Party A;
(iv)	Other preconditions as both Parties hereto may agree;
___________________________________________________________________________________________________________________________

5.1.2 Party B shall, within _____ working days following the date the required preconditions are satisfied on the part of Party A, make the loan available to Party A.
5.2 Plan for Use of Loan
5.2.1 22nd August 2005, in the amount of Five Million Four Hundred Thousand;
5.2.2 DD MM YY, in the amount of _______________;
5.2.3 DD MM YY, in the amount of _______________;
5.2.4 DD MM YY, in the amount of _______________;
5.2.5 DD MM YY, in the amount of _______________;
5.2.6 DD MM YY, in the amount of _______________;

ARTICLE 6 REPAYMENT
6.1 Principle of Repayment
The repayment of any part of the loan hereunder shall be made in the principle of first payment of accrued interest and late payment of due principal.
6.2 Payment of Interest
Party A shall pay Party B any and all accrued interest on appropriate loan at the Interest Settlement Date as stipulated herein. The date for the initial payment of accrued interest is the first interest settlement day following the availability of the loan, and any and all accrued interests shall be paid up together with the repayment of the last part of the outstanding principal.
6.3 Plan for Repayment of Loan
Party A shall repay the principal of the loan hereunder as scheduled below:
6.3.1 21st August 2006 in the amount of Five Point Four Million;
6.3.2 DD MM YY in the amount of ______________________;
6.3.3 DD MM YY in the amount of ______________________;
6.3.4 DD MM YY in the amount of ______________________;
6.3.5 DD MM YY in the amount of ______________________;
6.3.6 DD MM YY in the amount of ______________________;

6.4 Form of Repayment
Party A shall, ahead of the repayment date prescribed herein, deposit in an account opened with Party B the sufficient amount of fund which is to be applied, in the manner of automatic transfer, to repay any part of loan then currently becoming due, or transfer from any other account an appropriate amount for repayment of any due principal at the repayment date set out herein; In case Party A fails to do so, Party B is entitled to withhold any such overdue amount from any account opened by Party A with any branch of China Construction Bank.
6.5 Earlier Repayment
6.5.1 Party A may elect to prepay any accrued interest on the loan hereunder ahead of schedule upon a notice to Party B.
6.5.2 Party A may repay the principal, in whole or part, ahead of schedule only upon a written application of ten (10) banking business days to Party B to which application Party B consents.
In the case of earlier repayment of the principal hereof, the interest thereon shall be computed on the basis of the number of days during which the principal is used as loan and at the interest rate of the loan specified in ARTICLE 4 hereof.
Party A hereby agrees to pay Party B a compensation for any earlier repayment which compensation shall be calculated as follows: Compensation = Amount of principal to be repaid ahead of schedule (times) 0.05% (times) Number of days prior to the scheduled repayment date.
In case Party A elects to repay partial principal of the loan hereunder, such repayment shall be made in the order exactly contrary to the order prescribed in the Plan for Repayment, thereafter, interest shall be charged on any outstanding part of loan hereunder at the interest rate as stipulated herein.
ARTICLE 7 LOAN SECURITY
In the case of secured loan, the security shall be provided in the form of 7.1 (optional):
7.1 Suretyship
7.2 Mortgage
7.3 Pledge
7.4 Standby L/C
7.5 Credit insurance
7.6 Others; to be specified.

ARTICLE 8 RIGHTS AND OBLIGATIONS OF PARTY A
8.1 Rights of Party A
8.1.1 Party A is entitled to request Party B to extend the loan subject to the terms and conditions set out herein;
8.1.2 Party A is entitled to use the loan for purposes described herein;
8.1.3 Party A is entitled to apply to Party B for an extension of loan to the extent related requirements of Party B are fulfilled;
8.1.4 Party A is entitled to have Party B imposed under the obligation to maintain confidential any and all financial materials together with any trade secrets relating to production & operation to be furnished by Party A, except as otherwise provided for by related laws and regulations.
8.2 Obligations of Party A
8.2.1 Party A is obliged to present, as required by Party B, related financial and accounting documents as well as appropriate materials in respect of production & operation, including without limitation supply Party B with the balance sheet ending the last quarter as well as the profit and loss sheet (the income and expenditure sheet in the case of nonprofit institution) ending the last quarter within the first ten (10) banking business days of each quarter, and the supply Party B with the cash flow for then current year at the end of such year, in addition, Party A shall be liable for the truthfulness, completeness as well as the validity of such materials supplied as hereinabove;
8.2.2 Party A shall use the loan for purposes stipulated herein, neither unauthorized diversion for other use nor appropriation thereof for whatsoever reasons is tolerated;
8.2.3 Party A shall, on its own initiative, be voluntarily subject to any inspection and/or supervision conducted by Party B over the production & operation, financial activities, as well as the use of loan on the part of Party A, and shall provide assistance as required;
8.2.4 Party A shall repay the principal hereof and pay any accrued interest thereon as scheduled herein;
8.2.5 Neither Party A nor any of its investors may siphon out the capital or transfer any assets with an intent to shrug off the debts owed to Party B;

8.2.6 Party A shall refrain from provide a security with any asset formed with the loan hereunder for any third party, in the absence of consent of Party B, before the principal hereof and any interest accrued thereon are satisfied in full;
8.2.7 During the whole life of this Contract, any intended provision of security by Party A for any party’s debts that may impair Party A’s ability to repay the loan hereunder shall be subject to a written notice to and consent from Party B;
8.2.8 In the event that the surety hereunder, during the term of this Agreement, stops production, ceases to carry out business, is de-registered, has its business license suspended, goes bankrupt, revoked or suffers a loss in operation, etc. that might deprive Party B of the whole or partial capacity to act as a surety appropriate to the loan hereunder, or in the case of decrease in the value of, damage to or loss of the mortgaged objects or pledged articles, Party A shall upon the request of Party A provide any other securities as required by Party B;
8.2.9 During the term of this Agreement, Party A is obliged to notify in a timely manner Party B of any change in/of the name, legal representative (person in charge), domicile, business scope, registered capital, etc. that may occur to Party A;
8.2.10 In the event a contracting, lease, stock reconstruction, pool, consolidation, merger & acquisition, division, joint venture, application for business stop for internal rectification, application for dissolution or application for being declared to be bankrupt, etc. occurs to Party A that suffice to impair the satisfaction of the creditor’s rights of Party B, Party A shall deliver to Party B a written notice of thirty (30) days for approval, and shall take step to satisfy the debts hereunder and effect the guarantees provided therefore;
8.2.11 In the event that Party A, during the term of this Agreement stops production, ceases to carry out business, is de-registered, has its business license suspended, the legal representative or key responsible person of which commits unlawful act and is involved in significant actions, experiences serious difficulties in operating and manufacturing, undergoes deteriorating in financial standing, etc. as well as other circumstances that might be materially adverse to the repayment obligation fulfillment hereunder, Party A shall give a written notice to Party B promptly and shall at the request of Party A satisfy the debts hereunder and effect the guarantee provided for the said debt;
8.2.12 Party A shall bear any and all costs or expenses incurred in respect of this Contract and the lawyer, insurance, evaluation, registration, custody, authentication, notary, etc. relating to the security provided hereunder.

ARTICLE 9 RIGHTS AND OBLIGATIONS OF PARTY B
9.1 Rights of Party B
9.1.1 Party B is entitled to have access to or to be informed of the information relating to the production & operation, as well as financial activities on the part of Party A, and to require Party A to provide related documentation, such as statistics of related plans and accounting statements;
9.1.2 Party B is entitled to transfer and withhold any amount in whatsoever currency from any account opened by Party A with any branch of China Construction Bank, for any money payable to Party B by Party A hereunder;
9.2 Obligations of Party B
9.2.1 Party B shall make the loan available to Party A in full as scheduled herein, except for the delay by virtue of Party A;
9.2.2 Party B shall keep and maintain confidential any and all financial materials as well as the trade secrets in respect of the production & operation of Party A that may be supplied thereby, except to the extent required by related laws and regulations.

ARTICLE 10 LIABILITIES FOR BREACH
10.1 Breaching Event
10.1.1 Breach on the Part of Party A
10.1.1.1 Failure to provide true, complete and valid accounting materials, information relating to production & operation and others as required by Party B;
10.1.1.2 Failure to use the loan for purposes stipulated herein;
10.1.1.3 Failure to repay the principal of and the accrued interest on the loan as scheduled;
10.1.1.4 Refuse to be subject to or interfere with the inspection and/or supervision by Party B over the use of loan by Party A;
10.1.1.5 Transfer of assets, siphoning out fund with an intent to shrug debts;
10.1.1.6 Failure to satisfy any due debt as a result of detonation of the operation and financial standing, or involved or will be involved in any significant suit or arbitral proceedings or any other legal dispute that suffice to make Party B believe that the rights and interests of Party B hereunder might be or have been effected or impaired thereby;

10.1.1.7 Any other debt owed by Party A has effected or might effect the fulfillment of the obligations by Party A to Party A hereunder;
10.1.1.8 Failure to satisfy other debts owed to China Construction Bank when due;
10.1.1.9 Any act occurred on the part of Party A during the term of this Contract, such as contracting, lease, consolidation, M&A, joint venture, division, pool, stock reconstruction, etc. that results in change in the operation means or reconstruction of operation method and that reasonably makes Party B to believe its rights and interest hereunder might be or have been effected or impaired thereby;
10.1.1.10 Other circumstances which suffice to impair the satisfaction of creditor’s rights of Party B in the sole opinion of the same;
10.1.1.11 In breach of other obligations provided herein.

10.1.2 Failure by Party A to provide a new security as acceptable to Party B upon any of the following cases on the part of the surety, shall be deemed a breach on the part of Party A:
10.1.2.1 Occurrence on the part of the surety hereunder, of contracting, lease, consolidation, M&A, joint venture, division, pool, stock reconstruction, bankruptcy, revocation, etc. that suffice to impair the joint and several liability to be assumed by the surety hereunder;
10.1.2.2 The surety hereunder provide such a security for any third party which security is beyond its assumption capacity;
10.1.2.3 The surety loses or might lose the capacity to stand as surety;
10.1.2.4 Other breaches on the part of the surety as set out herein.

10.1.3 Failure by Party A to provide a new security as acceptable to Party B upon any of the following cases on the part of the Mortgagor, shall be deemed a breach on the part of Party A:
10.1.3.1 Failure by the Mortgagor to take out or procure the property insurance for the mortgaged objects, or failure of the Mortgagor to deal with issues relating to the insurance indemnity as agreed in the Mortgage Agreement, upon any insurance accident;
10.1.3.2 Failure of the Mortgagor to deal with issues relating the damages in accordance with the Mortgage Agreement upon the damage to, loss of or decrease in the value of, the mortgaged objects by virtue of the act on the part of any third party;

10.1.3.3 In the absence of consent from the Party B in writing, gifts, assignment, lease out, overlay mortgage, relocation, or otherwise disposition of the mortgaged objects on the part of Mortgagor;
10.1.3.4 The Mortgagor disposes of the mortgaged objects with the permission of Party B, but fails to apply the proceeds from such disposition as stipulated in the Mortgage Agreement;
10.1.3.5 The Mortgagor fails to reinstate the value of the mortgaged objects in a timely manner or to provide other guarantees acceptable to Party B, upon the damage to, loss of or decrease in the value of the mortgaged objects that suffice to prejudice the satisfaction of the debts hereunder;
10.1.3.6 Other breaches on the part of the Mortgagor as set forth in the Mortgage Agreement.

10.1.4 Failure by Party A to provide a new security as acceptable to Party B upon any of the following cases on the part of the Pledgor, shall be deemed a breach on the part of Party A:
10.1.4.1 Failure by the Pledgor to take out or procure the property insurance for the mortgaged objects, or failure of the Pledgor to deal with issues relating to the insurance indemnity as agreed in the Pledge Agreement, upon any insurance accident;
10.1.4.2 Failure of the Pledgor to deal with issues relating the damages in accordance with the Pledge Agreement upon the damage to, loss of or decrease in the value of, the pledged objects by virtue of the act on the part of any third party;
10.1.4.3 The Pledgor disposes of the pledged objects with the permission of Party B, but fails to apply the proceeds from such disposition as stipulated in the Pledge Agreement;
10.1.4.4 The Pledgor fails to reinstate the value of the pledged objects in a timely manner or to provide other guarantees acceptable to Party B, upon the damage to, loss of or decrease in the value of the pledged objects that suffice to prejudice the satisfaction of the debts hereunder;
10.1.4.5 Other breaches on the part of the Pledgor as set forth in the Pledge Agreement.

10.1.5 Failure of Party A to provide new securities shall be deemed a breach of Party A upon any of the following cases: the Security Contract or other guarantees fails to enter into force, is null and void, cancelled, or occurrence of other circumstances that result in loss of being a guarantee wholly or partly on the part of such guarantee hereunder or refusal of such guarantee to perform its obligations hereunder.

10.2 Remedies for Breach
Party B is entitled to elect one or several of the rights set out below upon any cases set out in 10.1.1 through 10.1.5:
10.2.1 Cease to extend the loan, declare all loan due promptly, request Party A to repay and/or pay without delay any and all principal of, accrued interests thereon as well as costs hereunder, whether due or not at then time.
10.2.2 Charge Party A a fine for breach at the rate of 0.5% of the principal of the loan hereunder;
10.2.3 In case Party A fails to use the loan hereunder as agreed, a penalty interest shall be charged on any part of loan appropriated, in accordance with related regulations of PBC.
10.2.4 A compound interest shall be charged on any interest not paid when due by Party A at the interest rate and in the interest settlement method, prescribed in ARTICLE 4 hereof, prior to the scheduled maturity date.
10.2.5 In the case of any overdue repayment, appropriate interest and compound interest shall be charged on any principal and interest, including the principal and interest declared due by Party B ahead of schedule, at the applicable interest rate of overdue loan and in the interest settlement manner specified herein. Overdue repayment as mentioned hereinabove refers to such repayment of loan by Party A not as scheduled or beyond the timescale for repayment as set forth herein.
10.2.6 Transfer and withhold any amount in any currency, out of the account opened by Party A with any branch of China Construction Bank.
10.2.7 Request Party A to provide a new security for the debts hereunder subject to requirements of Party B.
10.2.8 Enforce the security.
10.2.9 Terminate this Contract.

ARTICLE 11 MISCELLANEOUS
11.1 The penalty interest shall be charged at the monthly rate of 9.3255% for any overdue part of the loan.
11.2 The plan for repayment of loan hereunder shall be made in the principle set out in the Accounting Rules for Financial Enterprise (hereinafter referred to as “ARFE”). In the case of any discrepancy between the ARFE and this Contract, the ARFE shall apply.

ARTICLE 12 DISPUTE RESOLUTION
Any dispute arising out of or in connection with this Contract shall be settled by mutual friendly negotiation, in case no successful settlement reached therefrom, such dispute shall be determined by means of 12.1:
12.1 Institute an action with the people’s court at the place where Party B resides.
12.2 Submit to ___________ Arbitration Committee at the place of __________ for arbitration in accordance with rules and procedures then currently in force. The arbitral award reached thereby shall be final and binding upon both Parties.
During the action or arbitration, any provisions contained herein shall be continued to be performed except for matters in dispute.

ARTICLE 13 EFFECTIVENESS
This Contract shall enter into force upon being signed and sealed by the legal representatives (persons in charge) or duly authorized signatories of both Parties hereto.

ARTICLE 14 This Contract is made in triplicate.
ARTICLE 15 ACKNOWLEDGEMENT
15.1 Party A hereby acknowledges to have clear knowledge of the business scope and authority limit of Party B.
15.2 Party A have read carefully all the articles contained herein. Party B has, upon request of Party A, made appropriate explanation and notes to this Contract. Party A has been clearly aware of and fully understood the implication of all articles set out herein.
15.3 Party A has the full and sufficient authority and power to sign this Contract.

Party A: (Common Seal)
Legal representative (person in charge) or duly authorized representative: (Signature)
Date: 22nd August 2005

Party B: (Common Seal)
Person in charge or duly authorized representative: (Signature)
Date: 22nd August 2005

Guarantee Contract

Tianjin Branch, China Construction Bank

Contract No: JHTJRLBZ 2005002

Guarantor (Party A): Tianjin Sheng Da Steel Mill Co., Ltd.
Domicile: Jinmei Street, Daqiuzhuang Town, Jinghai County
Postal Code: 301606
Legal Representative: Wu Congfeng
Fax:
Tel: 28899625

Creditor (Party B): Tianjin Branch, China Construction Bank
Domicile: N0.19, Nanjing Road, Hexi District, Tianjin City
Postal Code: 300203
Legal Representative: Jia Xiangyu
Fax: 23400658
Tel: 23400683

Guarantor (hereinafter referred to as Party A): Tianjin Sheng Da Steel Mill Co., Ltd.
Creditor (hereinafter referred to as Party B): Tianjin Branch, China Construction Bank

In order to guarantee the fulfillment of RMB Currency Loan Contract (hereinafter referred to as Principle Contract) with contract No.: JHTJRL 2005002 signed by Tianjin Daqiuzhuang Metal Sheet Co., Ltd. (hereinafter referred to as Debtor) and Party B, Party A agrees to guarantee the debt in the principle contract with joint guarantee responsibilities so as to protect the creditor’s right of Party B. Both parties signed this contract after friendly negotiation in accordance with the related laws and regulations of China.

Article 1 Modes of Guarantee
Party A bears joint guarantee responsibilities.
Party A confirms that Party B has the right to require Party A to bear the guarantee responsibilities in the range of guarantee when debtor does not fulfill its debts no matter what guarantee is provided by Party B under the principle contract (including but not limited to guarantee, mortgage, hypothecation, letter of guarantee, stand-by L/C etc).

Article 2 Range of Guarantee
The range of guarantee of Party A was limited to total principle RMB 5,400,000, interest (including compound interest and penalty interest), breaches of contract damages, compensation expenses and any expense paid to fulfill the creditor’s right (including but not limited to legal cost, arbitration cost, attachment cost, business trivial expenses, execution cost, evaluation cost, and auctioneer's fee etc).

Article 3 Duration Guarantee
The duration guarantee is from the effect date of this contract to two years after the fulfillment date of principle contract. If Party A agrees to extend the creditor right, the duration guarantee shall be expired at the date of two years after the new fulfillment date of debts.

Article 4 The Alternation of Guaranteed Principle Contract
Party A confirms that it shall be confirmed as agreement of Party A when Party B and debtor agrees to alter the articles of principal contract, and the guarantee responsibilities of Party A shall not be exempted except:
(1)	Extension of fulfillment term of debts;
(2)	Adding the principles of creditors.

Article 5 The Independence of Contract Validity
This contract is independent from the principle contract; the invalidity thereof shall not affect the validity of this contract. If the principle contract is confirmed as invalidity, Party A shall bear the joint guarantee responsibilities for the debt of restitution of property or compensation.

Article 6 Guarantee Capacity
During the duration guarantee, if Party A loses or may lose its guarantee capacity, or the legal person and other organizations as guarantor are contracted, leased, combined, jointed, divided, pooled, remolded with the stock system, or cancelled, Party A shall notice Party B in written in advance. All liabilities under this contract shall be borne by alternated institution or the institution that cancelled Party A. If Party B do not agree with the relevant guarantee capacity of altered institution, Party A or the institution that cancelled Party A shall supply new guarantee for the requirement of Party B and sign the relevant guarantee contract.

During the duration guarantee, Party A shall not bear other guarantee to third party that would exceed its guarantee capacity without the agreement of Party B in written.

Article 7 Supervision in Financial Status to Guarantor
During the duration guarantee, Party B has the right to supervise the assets and financial status; Party A shall submit related information such as financial statements according to the facts.

Article 8 Taking the Guarantee Responsibilities in Advance
During the duration guarantee, if Party B announces the maturity of debts in advance, Party B has the right to require Party B to take guarantee responsibilities within 7 bank working days before the maturity date in advance; and Party A shall agree it.

Article 9 Payment of Accounts Payable
Party B has right to transfer money directly from Party A’s account in China Construction Bank to pay the total accounts payable in the range of guarantee.

Article 10 Other Articles Agreed by Both Parties
1)
During the duration guarantee, the debtor is combined, divided, pooled, remolded with the stock system, increased or decreased its registered capital, jointed, pooled or altered its name etc, the guarantee responsibilities of Party A shall not be decreased or exempted.

2)	Guarantor has the right to supervise the usages of the loans.
3)
When Party B supply foreign currency loan to debtor, Party A agrees to take the guarantee responsibilities in accordance with Foreign Currency Loan Contract; if Party A uses the other currency to fulfill the liabilities, it shall be agreed by Party B and calculated in bank selling rate in the date of payment.

4)	Blank
5)	Blank
6)	Blank

Article 11 Settlements of Disputes
Any dispute arisen from this contract shall be settled through friendly negotiation, or both parties shall settle it by using the first method of:
1)	filing the case to the People’s count in the domicile of Party B;
2)	submitting to( Blank ) Arbitration Committee (in ( Blank ) ) for arbitration in accordance with its arbitration rules. The award is final and has the legal force to both parties.
During the litigation or arbitration, the articles without dispute are still valid.

Article 12 Effect of the Contract
This contract shall be affected after signed by legal representative or authorized representative of both parties or stamped (if Party A is natural person, it shall sign in person).

Article 13 This contract has three originals.

Article 14 Announcement Articles
1)	Party A is well informed the business scope and authorization limit of Party B.
2)
Party A has already read all articles of this contract and specially noticed the articles in boldface. With the requirement of Party A, Party B has already interpreted the relevant articles. Party A has gotten known and fully understood the articles in this contract and relevant legal results.

3)	Party A has right to sign this contract.

Party A (stamp):
Legal representative (principle) or Authorized representative (signature): Wu Congfeng
August 22, 2005

Party B (stamp):
Principle or Authorized representative (signature): Lu Peiying
August 22, 2005

RENMINBI LOAN CONTRACT

CHINA CONSTRUCTION BANK TIANJIN BRANCH

Contract No.: Gongyeliu 2005004

Type of Loan: Working Capital for Industrial Enterprise

Borrower(Party A): Tianjin Daqiuzhuang Metal Sheet Co., Ltd
Domicile: Daqiuzhuang Town, Jinghai County, Zip code: 301600
Legal Representative(Person in charge): Yu Zuosheng
Fax:                         Tel: 28899172

Lender(Party B): China Construction Bank Corporation Tianjin Branch Jinghai Sub-branch
Domicile: Jinghai Town
Zip code: 301600
Person in charge: Shi Yicao
Fax:28942873                     Tel: 28943946

Parties to This Contract:
(1) Borrower(hereinafter referred to as “Party A”): Tianjin Daqiuzhuang Metal Sheet Co., Ltd
And
(2) Lender (hereinafter referred to as “Party B”): China Construction Bank Corporation Tianjin Branch, Jinghai Sub-branch

WHEREAS, Party A has applied for a certain loan from Party B;
WHEREAS, Party B agrees to extend such loan to Party A upon the terms and conditions contained herein.

NOW, THEREFORE, the Parties agree to enter into this RENMINBI LOAN CONTRACT (hereinafter referred to as “this Contract”) through mutual friendly negotiation on the aforesaid issue in accordance with related laws and regulations, subject to the terms and conditions to be set forth hereinafter.

ARTICLE 1 LOAN AMOUNT
The loan to be provided by Party B to Party A hereunder is in sum of RMB (amount in words) Eight Million and One Hundred Thousand Yuan only.
ARTICLE 2 LOAN PURPOSE
The loan to be extended by Party B hereunder shall be applied to repay the outstanding and payable debts as existing under the contract numbered 2004-005 between the Borrower and our bank.
ARTICLE 3 LOAN TERM
The mutually-agreed-upon term of the loan hereunder is twelve (12) months, commencing as from August 22nd 2005 and ending on August 15th 2006.
In case the starting date of the term of the loan hereunder doesn’t coincide with the date shown in the voucher for deposit of loan, then the date indicated in the voucher for deposit of the first loan shall be regarded as the starting date of the loan term hereunder. Any voucher for deposit of loan is integral part of this Contract both of which are equally authentic.

ARTICLE 4 INTEREST RATE, INTEREST CALCULATION AND SETTLEMENT
4.1 The interest rate of the loan hereunder is agreed to be 6.217% per month.
4.2 The interest on the loan hereunder shall arise as from the date the loan is deposited in the account of Party A. It is agreed that the interest on the loan hereunder shall be accrued on daily basis and settled on monthly (quarterly) basis, the date for interest settlement is agreed to be fixed at the 20th day of each month (last month of appropriate quarter), in addition, the daily interest rate = monthly interest rate/30.
4.3 In the case of adjustment to the interest rate by the People’s Bank of China upon concluding of the Contract and prior to the grant of the first part of the loan hereunder, __(i)__ shall apply:
(iii)	Continue to apply the stipulated interest rate herein.
(iv)	Apply a new interest rate adjusted in the light of new interest rate policy.
4.4 Any adjustment to the agreed upon interest rate and the means for calculation and collection of accrued interest shall be subject to related regulations of the People’s Bank of China. In the event of any revision made by the People’s Bank of China (hereinafter referred to as “PBC”) to such regulations which revision is applicable to the loan hereunder, Party B is entitled to act in accordance with the newly regulations last revised by the PBC without having to send a notice to Party A.
ARTICLE 5 GRANT AND USE OF LOAN
5.1 Conditions Precedent to Grant of Loan
5.1.1 Only to the extent the following preconditions are met or satisfied, except as waived by Party B wholly or partially, Party B is obliged to make the loan available to Party A:
(v)	Party A has completed any and all legally required formalities or procedures in respect of the loan hereunder, such as approval, registration, delivery, etc., pursuant to related laws and regulations;
(vi)	The Security Contract or other forms of guarantee as acceptable to Party B, has/have entered into full force where such Security Contract or other guarantees is/are created for this Contract;
(vii)	None of defaults set forth herein has occurred to Party A;

(viii)	Other preconditions as both Parties hereto may agree;

5.1.2 Party B shall, within three (3) working days following the date the required preconditions are satisfied on the part of Party A, make the loan available to Party A.
5.2 Plan for Use of Loan
5.2.1 22nd August 2005, in the amount of Eight Million and One Hundred Thousand Yuan;
5.2.2 DD MM YY, in the amount of _______________;
5.2.3 DD MM YY, in the amount of _______________;
5.2.4 DD MM YY, in the amount of _______________;
5.2.5 DD MM YY, in the amount of _______________;
5.2.6 DD MM YY, in the amount of _______________;

ARTICLE 6 REPAYMENT
6.1 Principle of Repayment
The repayment of any part of the loan hereunder shall be made in the principle of first payment of accrued interest and late payment of due principal.
6.2 Payment of Interest
Party A shall pay Party B any and all accrued interest on appropriate loan at the Interest Settlement Date as stipulated herein. The date for the initial payment of accrued interest is the first interest settlement day following the availability of the loan, and any and all accrued interests shall be paid up together with the repayment of the last part of the outstanding principal.
6.3 Plan for Repayment of Loan
Party A shall repay the principal of the loan hereunder as scheduled below:
6.3.1 15th August 2006 in the amount of Eight Million and One Hundred Thousand Yuan;
6.3.2 DD MM YY in the amount of ______________________;
6.3.3 DD MM YY in the amount of ______________________;
6.3.4 DD MM YY in the amount of ______________________;

6.3.5 DD MM YY in the amount of ______________________;
6.3.6 DD MM YY in the amount of ______________________;
6.4 Form of Repayment
Party A shall, ahead of the repayment date prescribed herein, deposit in an account opened with Party B the sufficient amount of fund which is to be applied, in the manner of automatic transfer, to repay any part of loan then currently becoming due, or transfer from any other account an appropriate amount for repayment of any due principal at the repayment date set out herein; In case Party A fails to do so, Party B is entitled to withhold any such overdue amount from any account opened by Party A with any branch of China Construction Bank.
6.5 Earlier Repayment
6.5.1 Party A may elect to prepay any accrued interest on the loan hereunder ahead of schedule upon a notice to Party B.
6.5.2 Party A may repay the principal, in whole or part, ahead of schedule only upon a written application of thirty (30) banking business days to Party B to which application Party B consents.
In the case of earlier repayment of the principal hereof, the interest thereon shall be computed on the basis of the number of days during which the principal is used as loan and at the interest rate of the loan specified in ARTICLE 4 hereof.
Party A hereby agrees to pay Party B a compensation for any earlier repayment which compensation shall be calculated as follows: Compensation = Amount of principal to be repaid ahead of schedule (times) _______ (times) Number of days prior to the scheduled repayment date.
In case Party A elects to repay partial principal of the loan hereunder, such repayment shall be made in the order exactly contrary to the order prescribed in the Plan for Repayment, thereafter, interest shall be charged on any outstanding part of loan hereunder at the interest rate as stipulated herein.
ARTICLE 7 LOAN SECURITY
In the case of secured loan, the security shall be provided in the form of 7.2 (optional):
7.1 Suretyship
7.2 Mortgage
7.3 Pledge

7.4 Standby L/C
7.5 Credit insurance
7.6 Others; to be specified.

ARTICLE 8 RIGHTS AND OBLIGATIONS OF PARTY A
8.1 Rights of Party A
8.1.1 Party A is entitled to request Party B to extend the loan subject to the terms and conditions set out herein;
8.1.2 Party A is entitled to use the loan for purposes described herein;
8.1.3 Party A is entitled to apply to Party B for an extension of loan to the extent related requirements of Party B are fulfilled;
8.1.4 Party A is entitled to have Party B imposed under the obligation to maintain confidential any and all financial materials together with any trade secrets relating to production & operation to be furnished by Party A, except as otherwise provided for by related laws and regulations.
8.2 Obligations of Party A
8.2.1 Party A is obliged to present, as required by Party B, related financial and accounting documents as well as appropriate materials in respect of production & operation, including without limitation supply Party B with the balance sheet ending the last quarter as well as the profit and loss sheet (the income and expenditure sheet in the case of nonprofit institution) ending the last quarter within the first ten (10) banking business days of each quarter, and the supply Party B with the cash flow for then current year at the end of such year, in addition, Party A shall be liable for the truthfulness, completeness as well as the validity of such materials supplied as hereinabove;
8.2.2 Party A shall use the loan for purposes stipulated herein, neither unauthorized diversion for other use nor appropriation thereof for whatsoever reasons is tolerated;
8.2.3 Party A shall, on its own initiative, be voluntarily subject to any inspection and/or supervision conducted by Party B over the production & operation, financial activities, as well as the use of loan on the part of Party A, and shall provide assistance as required;
8.2.4 Party A shall repay the principal hereof and pay any accrued interest thereon as scheduled herein;

8.2.5 Neither Party A nor any of its investors may siphon out the capital or transfer any assets with an intent to shrug off the debts owed to Party B;
8.2.6 Party A shall refrain from provide a security with any asset formed with the loan hereunder for any third party, in the absence of consent of Party B, before the principal hereof and any interest accrued thereon are satisfied in full;
8.2.7 During the whole life of this Contract, any intended provision of security by Party A for any party’s debts that may impair Party A’s ability to repay the loan hereunder shall be subject to a written notice to and consent from Party B;
8.2.8 In the event that the surety hereunder, during the term of this Agreement, stops production, ceases to carry out business, is de-registered, has its business license suspended, goes bankrupt, revoked or suffers a loss in operation, etc. that might deprive Party B of the whole or partial capacity to act as a surety appropriate to the loan hereunder, or in the case of decrease in the value of, damage to or loss of the mortgaged objects or pledged articles, Party A shall upon the request of Party A provide any other securities as required by Party B;
8.2.9 During the term of this Agreement, Party A is obliged to notify in a timely manner Party B of any change in/of the name, legal representative(person in charge), domicile, business scope, registered capital, etc. that may occur to Party A;
8.2.10 In the event a contracting, lease, stock reconstruction, pool, consolidation, merger & acquisition, division, joint venture, application for business stop for internal rectification, application for dissolution or application for being declared to be bankrupt, etc. occurs to Party A that suffice to impair the satisfaction of the creditor’s rights of Party B, Party A shall deliver to Party B a written notice of thirty (30) days for approval, and shall take step to satisfy the debts hereunder and effect the guarantees provided therefore;
8.2.11 In the event that Party A, during the term of this Agreement stops production, ceases to carry out business, is de-registered, has its business license suspended, the legal representative or key responsible person of which commits unlawful act and is involved in significant actions, experiences serious difficulties in operating and manufacturing, undergoes deteriorating in financial standing, etc. as well as other circumstances that might be materially adverse to the repayment obligation fulfillment hereunder, Party A shall give a written notice to Party B promptly and shall at the request of Party A satisfy the debts hereunder and effect the guarantee provided for the said debt;

8.2.12 Party A shall bear any and all costs or expenses incurred in respect of this Contract and the lawyer, insurance, evaluation, registration, custody, authentication, notary, etc. relating to the security provided hereunder.

ARTICLE 9 RIGHTS AND OBLIGATIONS OF PARTY B
9.1 Rights of Party B
9.1.1 Party B is entitled to have access to or to be informed of the information relating to the production & operation, as well as financial activities on the part of Party A, and to require Party A to provide related documentation, such as statistics of related plans and accounting statements;
9.1.2 Party B is entitled to transfer and withhold any amount in whatsoever currency from any account opened by Party A with any branch of China Construction Bank, for any money payable to Party B by Party A hereunder;
9.2 Obligations of Party B
9.2.1 Party B shall make the loan available to Party A in full as scheduled herein, except for the delay by virtue of Party A;
9.2.2 Party B shall keep and maintain confidential any and all financial materials as well as the trade secrets in respect of the production & operation of Party A that may be supplied thereby, except to the extent required by related laws and regulations.

ARTICLE 10 LIABILITIES FOR BREACH
10.1 Breaching Event
10.1.1 Breach on the Part of Party A
10.1.1.1 Failure to provide true, complete and valid accounting materials, information relating to production & operation and others as required by Party B;
10.1.1.2 Failure to use the loan for purposes stipulated herein;
10.1.1.3 Failure to repay the principal of and the accrued interest on the loan as scheduled;
10.1.1.4 Refuse to be subject to or interfere with the inspection and/or supervision by Party B over the use of loan by Party A;
10.1.1.5 Transfer of assets, siphoning out fund with an intent to shrug debts;

10.1.1.6 Failure to satisfy any due debt as a result of detonation of the operation and financial standing, or involved or will be involved in any significant suit or arbitral proceedings or any other legal dispute that suffice to make Party B believe that the rights and interests of Party B hereunder might be or have been effected or impaired thereby;
10.1.1.7 Any other debt owed by Party A has effected or might effect the fulfillment of the obligations by Party A to Party A hereunder;
10.1.1.8 Failure to satisfy other debts owed to China Construction Bank when due;
10.1.1.9 Any act occurred on the part of Party A during the term of this Contract, such as contracting, lease, consolidation, M&A, joint venture, division, pool, stock reconstruction, etc. that results in change in the operation means or reconstruction of operation method and that reasonably makes Party B to believe its rights and interest hereunder might be or have been effected or impaired thereby;
10.1.1.10 Other circumstances which suffice to impair the satisfaction of creditor’s rights of Party B in the sole opinion of the same;
10.1.1.11 In breach of other obligations provided herein.

10.1.2 Failure by Party A to provide a new security as acceptable to Party B upon any of the following cases on the part of the surety, shall be deemed a breach on the part of Party A:
10.1.2.1 Occurrence on the part of the surety hereunder, of contracting, lease, consolidation, M&A, joint venture, division, pool, stock reconstruction, bankruptcy, revocation, etc. that suffice to impair the joint and several liability to be assumed by the surety hereunder;
10.1.2.2 The surety hereunder provide such a security for any third party which security is beyond its assumption capacity;
10.1.2.3 The surety loses or might lose the capacity to stand as surety;
10.1.2.4 Other breaches on the part of the surety as set out herein.

10.1.3 Failure by Party A to provide a new security as acceptable to Party B upon any of the following cases on the part of the Mortgagor, shall be deemed a breach on the part of Party A:
10.1.3.1 Failure by the Mortgagor to take out or procure the property insurance for the mortgaged objects, or failure of the Mortgagor to deal with issues relating to the insurance indemnity as agreed in the Mortgage Agreement, upon any insurance accident;

10.1.3.2 Failure of the Mortgagor to deal with issues relating the damages in accordance with the Mortgage Agreement upon the damage to, loss of or decrease in the value of, the mortgaged objects by virtue of the act on the part of any third party;
10.1.3.3 In the absence of consent from the Party B in writing, gifts, assignment, lease out, overlay mortgage, relocation, or otherwise disposition of the mortgaged objects on the part of Mortgagor;
10.1.3.4 The Mortgagor disposes of the mortgaged objects with the permission of Party B, but fails to apply the proceeds from such disposition as stipulated in the Mortgage Agreement;
10.1.3.5 The Mortgagor fails to reinstate the value of the mortgaged objects in a timely manner or to provide other guarantees acceptable to Party B, upon the damage to, loss of or decrease in the value of the mortgaged objects that suffice to prejudice the satisfaction of the debts hereunder;
10.1.3.6 Other breaches on the part of the Mortgagor as set forth in the Mortgage Agreement.

10.1.4 Failure by Party A to provide a new security as acceptable to Party B upon any of the following cases on the part of the Pledgor, shall be deemed a breach on the part of Party A:
10.1.4.1 Failure by the Pledgor to take out or procure the property insurance for the mortgaged objects, or failure of the Pledgor to deal with issues relating to the insurance indemnity as agreed in the Pledge Agreement, upon any insurance accident;
10.1.4.2 Failure of the Pledgor to deal with issues relating the damages in accordance with the Pledge Agreement upon the damage to, loss of or decrease in the value of, the pledged objects by virtue of the act on the part of any third party;
10.1.4.3 The Pledgor disposes of the pledged objects with the permission of Party B, but fails to apply the proceeds from such disposition as stipulated in the Pledge Agreement;
10.1.4.4 The Pledgor fails to reinstate the value of the pledged objects in a timely manner or to provide other guarantees acceptable to Party B, upon the damage to, loss of or decrease in the value of the pledged objects that suffice to prejudice the satisfaction of the debts hereunder;
10.1.4.5 Other breaches on the part of the Pledgor as set forth in the Pledge Agreement.

10.1.5 Failure of Party A to provide new securities shall be deemed a breach of Party A upon any of the following cases: the Security Contract or other guarantees fails to enter into force, is null and void, cancelled, or occurrence of other circumstances that result in loss of being a guarantee wholly or partly on the part of such guarantee hereunder or refusal of such guarantee to perform its obligations hereunder.

10.2 Remedies for Breach
Party B is entitled to elect one or several of the rights set out below upon any cases set out in 10.1.1 through 10.1.5:
10.2.1 Cease to extend the loan, declare all loan due promptly, request Party A to repay and/or pay without delay any and all principal of, accrued interests thereon as well as costs hereunder, whether due or not at then time.
10.2.2 Charge Party A a fine for breach at the rate of 6.3% of the principal of the loan hereunder;
10.2.3 In case Party A fails to use the loan hereunder as agreed, a penalty interest shall be charged on any part of loan appropriated, in accordance with related regulations of PBC.
10.2.4 A compound interest shall be charged on any interest not paid when due by Party A at the interest rate and in the interest settlement method, prescribed in ARTICLE 4 hereof, prior to the scheduled maturity date.
10.2.5 In the case of any overdue repayment, appropriate interest and compound interest shall be charged on any principal and interest, including the principal and interest declared due by Party B ahead of schedule, at the applicable interest rate of overdue loan and in the interest settlement manner specified herein. Overdue repayment as mentioned hereinabove refers to such repayment of loan by Party A not as scheduled or beyond the timescale for repayment as set forth herein.
10.2.6 Transfer and withhold any amount in any currency, out of the account opened by Party A with any branch of China Construction Bank.
10.2.7 Request Party A to provide a new security for the debts hereunder subject to requirements of Party B.
10.2.8 Enforce the security.
10.2.9 Terminate this Contract.

ARTICLE 11 MISCELLANEOUS
11.1 The penalty interest as described in ARTICLE 10.2.5 shall be 1.5 time that set out in ARTICLE 4.1, alternatively 9.3255% per month for any overdue part of the loan.
11.2 It is agreed that the penalty interest as described in ARTICLE 10.3 shall be charged at double rate as set forth in ARTICLE 4.1, alternatively, 12.434% per month for any overdue part of loan.
11.3 The plan for repayment of loan hereunder shall be made in the principle set out in the Accounting Rules for Financial Enterprise (hereinafter referred to as “ARFE”). In the case of any discrepancy between the ARFE and this Contract, the ARFE shall apply.

ARTICLE 12 DISPUTE RESOLUTION
Any dispute arising out of or in connection with this Contract shall be settled by mutual friendly negotiation, in case no successful settlement reached therefrom, either party may institute such dispute with the people’s court at the place where Party B resides for determination or submit to ___________ Arbitration Committee at the place of __________ for arbitration in accordance with rules and procedures then currently in force. The arbitral award reached thereby shall be final and binding upon both Parties.
During the action or arbitration, any provisions contained herein shall be continued to be performed except for matters in dispute.

ARTICLE 13 EFFECTIVENESS
This Contract shall enter into force upon being signed and sealed by the legal representatives (persons in charge) or duly authorized signatories of both Parties hereto.

ARTICLE 14 This Contract is made in four copies.
ARTICLE 15 ACKNOWLEDGEMENT
15.1 Party A hereby acknowledges to have clear knowledge of the business scope and authority limit of Party B.
15.2 Party A have read carefully all the articles contained herein. Party B has, upon request of Party A, made appropriate explanation and notes to this Contract. Party A has been clearly aware of and fully understood the implication of all articles set out herein.

15.3 Party A has the full and sufficient authority and power to sign this Contract.

Party A: (Common Seal)
Legal representative (person in charge) or duly authorized representative: (Signature)
Date: 19th August 2005

Party B: (Common Seal)
Person in charge or duly authorized representative: (Signature)
Date: 22nd August 2005

MORTGAGE CONTRACT

CHINA CONSTRUCTION BANK
TIANJIN BRANCH

Contract No.: Diya 2005-004

The Mortgagor: Tianjin Daqiuzhuang Metal Sheet Co., Ltd. (hereinafter “Party A”)
Domicile: Daqiuzhuang Town, Jinghai County, Tianjin
Zip code: 301600
Legal Representative (person in charge): Yu Zuosheng
Fax:
Tel: 28893172

The Mortgagee: China Construction Bank Tianjin Branch Jinghai Sub-branch
Domicile: Jinghai Town, Tianjin
Zip code: 301600
Person in charge: Shi Yichao
Fax: 28942873
Tel: 28943946

The Mortgagor: Tianjin Daqiuzhuang Metal Sheet Co., Ltd. (hereinafter “Party A”)
The Mortgagee: China Construction Bank Tianjin Branch Jinghai Sub-branch

THIS MORTGAGE CONTRACT is made and entered into by and between Party A and Party B, through mutual friendly negotiation on provision of security, in the form of mortgage, by Party A voluntarily for guaranteeing and successful realization of the creditor’s rights created by the Renminbi Loan Contract (no. gongye2005-004) between Party A (also known as “the Debtor”) and Party B (hereinafter “the Principal Contract”) , in accordance with relevant laws and regulations, subject to the terms and conditions to be set out herein.

ARTICLE 1 MORTGAGED OBJECTS
Party A agrees to provide mortgage with the properties set out in ARTICLE 16- List of Mortgaged Objects.
Party A undertakes that it has the legal ownership or title or disposal rights of such mortgaged objects.
Party A undertakes that no adverse cases such as title dispute, attachment or seizure, exist in respect of the mortgaged objects.
ARTICLE 2 GUARANTY SCOPE
The guaranty scope of the mortgage hereunder shall include the principal of the loan in the sum of RMB Eight million One hundred thousand Yuan only, the accrued interest on the loan, including any compound interest and penalty interest, if any, fine for breach, compensation or indemnity, any expenses paid first by Party B on behalf of Party A, as well as any and all costs and expenditure that may be incurred in respect of the realization by Party B of its creditor’s rights and right to mortgage, including without limitation litigation cost, arbitration costs, fees for attachment, travel expense, enforcement fees, evaluation charges, as well as auction fees, etc.
In case the Debtor fails to perform any of its obligations under the Principal Contract, Party B shall be entitled to demand Party A to assume the guaranty liabilities within the abovementioned guaranty scope, whether or not Party B is entitled to any other securities or guarantees for its creditor’s rights under the Principal Contract, including but not limited to suretyship, mortgage, pledge, letter of guarantee, standby l/c, etc.

ARTICLE 3 DURATION OF MORTGAGE
The mortgage duration shall remain in effect until and unless two (2) years following the expiry of the limitation of action for the guaranteed creditor’s rights, comes to the end.
ARTICLE 4 MODIFICATION OF THE GUARANTEED PRINCIPAL CONTRACT
Party A hereby acknowledges that a prior consent shall be deemed to have been given by Party A for any modification of the Principal Contract between Party B and the Debtor, in no event shall Party A’s guaranty liability be relieved or discharged, except for the following cases:
4.1 Extend the term for performance of the debts;
4.2 Increase the principal amount of the creditor’s rights.
ARTICLE 5 INDEPENDENCE OF VALIDITY
This Contract shall be independent from the Principal Contract the invalidity of which shall have impact on this Contract for whatever reasons. In case the Principal Contact is determined to be invalid, Party A shall be under the guaranty liability with the mortgaged objects, for any debt created as a result of return or property or compensation for loss on the part of the Debtor.
ARTICLE 6 CUSTODY OF MORTGAGED OBJECTS
During the mortgage term, Party A is obliged to take appropriate custody of the mortgaged objects, to keep the same from intact, and shall be subject to inspection by party B from time to time. Party B shall be keep informed of any damage to, loss of or any other circumstances resulting in a noticeable decrease in value of, the mortgaged objects, in such a case, Party A shall provide Party B with any other appropriate guarantees the value of which is equal to the decrease in value of the mortgaged objects within five banking business days.
ARTICLE 7 INSURANCE FOR MORTGAGED OBJECTS
During the mortgage term, Party A shall take out appropriate property insurance for the mortgaged objects, in accordance with related laws and regulations, as well as requirements laid down by Party B in respect of the coverage and insured amount therefore. The insurance term shall be three (3) months longer than the performance duration of the Principal Contract, Party A shall refrain from suspending or revoking the insurance on whatsoever grounds during the specified insurance term.
Party A shall require the to indicate on the policy the following particulars: Party B is the indemnitee of precedence of the insurance(i.e. the first beneficiary), in the case of any insurance accident, the Insurer shall pay the indemnity to the account to be named by Party B. In case the mortgaged objected has been insured duly, but Party B is not endorsed as the indemnitee of precedence, Party B shall be endorsed or registered as the indemnitee of precedence.

In respect of the insurance indemnity, Party A agrees Party B is entitled to take any of the following steps and agrees to provide reasonable assistance in undergoing related formalities:
7.1 Applied to repay or pay of the principal of and accrued interest on the loan hereunder, as well as any other expenses in relation thereto;
7.2 Changed into term deposit and the deposit certificate is provided as the pledge;
7.3 Applies to repair the mortgaged objects for purpose of reinstating the value thereof upon consent of Party B;
7.4 Lodged with a third party as appointed by Party B;
7.5 Make free disposal of the insurance indemnity upon provision by Party A of any new guaranty as required by Party B.
ARTICLE 8 THIRD PARTY DAMAGES
During the mortgage term, any damages as a result of decrease in value of the mortgaged objects by reason of the act of any third party shall be paid to the account named by Party B. In respect of the said damages, Party A agrees Party B is entitled to take any of the following steps and agrees to provide reasonable assistance in undergoing related formalities:
8.1 Applied to repay or pay the principal of and accrued interest on the loan hereunder, as well as any other expenses in relation thereto;
8.2 Changed into term deposit and the deposit certificate is provided as the pledge;
8.3 Applies to repair the mortgaged objects for purpose of reinstating the value thereof upon consent of Party B;
8.4 Lodged with a third party as appointed by Party B;
8.5 Make free disposal of the damages upon provision by Party A of any new guaranty as required by Party B.
During the mortgaged term, Party A shall provide another guaranty acceptable to Party B in case that the value of the mortgaged objects is less than the principal of and accrued interests on the loan, as well as any other expenses incurred in respect hereunder. The remaining value of the mortgaged objects shall be deemed part of the guarantee for the debts.

ARTICLE 9 DISPOSAL OF MORTGAGED OBJECTS
9.1 During the mortgage term, Party A shall refrain from gifting, assigning, renting out, re-mortgaging, relocating or otherwise disposing of the mortgaged objects in the absence of prior written consent of Party B.
9.2 Any disposal by Party A of the mortgaged objects during the mortgage term shall be subject to prior written consent from Party B, and Party A hereby agrees that Party B is entitled to dispose of the proceeds from such disposal in the manner of _______:
9.2.1 Applied to repay or pay the principal of and accrued interest on the loan hereunder, as well as any other expenses in relation thereto;
9.2.2 Changed into term deposit and the deposit certificate is provided as the pledge;
9.2.3 Lodged with a third party as appointed by Party B;
9.2.4 Make absolute disposal of the damages upon provision by Party A of any new guaranty as required by Party B.
ARTICLE 10 REALIZATION OF MORTGAGE
Upon any of the following cases, Party A agrees that Party B is entitled to auction or sell the mortgaged objects at an agreed-upon price, in accordance with related laws:
10.1 Party B fails to be paid upon the expiry of the performance term for the repayment of the principal of the loan or the accrued interest on the loan, wholly or partly, hereunder;
10.2 Other events allowing Party B to realize its creditor’s rights ahead of schedule as stipulated herein.
ARTICLE 11 BREACH OF CONTACT
During the mortgage term, in the case of any breach of ARTICLE 1, ARTICLE 6, ARTICLE 7, ARTICLE 8, ARTICLE 9 hereof on the part of Party A, Party B is entitled to require Party A to make appropriate correction within a specified timeframe, provide appropriate guaranty and/or make appropriate compensation for any loss therefrom, without prejudice to its right to dispose of the mortgaged objects in advance.
Party A hereby agrees that Party B is entitled to apply the proceeds from such disposal in the manner of ______________:
11.1 Applied to repay or pay the principal of and accrued interest on the loan hereunder, as well as any other expenses in relation thereto;

11.2 Changed into term deposit and the deposit certificate is provided as the pledge;
11.3 Lodged with a third party as appointed by Party B;
11.4 Make absolute disposal of the damages upon provision by Party A of any new guaranty as required by Party B.
ARTICLE 12 REGISTRATION AND DEREGISTRATION OF MORTGAGED OBJECTS
In case appropriate registration is necessitated by the mortgaged objects, both parties hereto shall work together to make required registration with appropriate registry office upon signing of this Contract. Party A shall, at the effective date hereof, supply Party B with the certificate of other rights in the mortgaged objects, the original of the mortgage registration document, as well as any other right certificates all of which shall be in possession of Party B.
Party B shall work with Party A in a timely manner to deregister the mortgaged objects with the appropriate registry office upon the satisfaction of the whole debts under the Principal Contract and this Contract.
ARTICLE 13 ASSUMPTION OF COSTS
Any and all costs and expenses in respect of the evaluation, public notarization, insurance, registration, authentication, custody, as well as drawing, etc. shall be borne by Party A.
ARTICLE 14 OTHER PROVISIONS BOTH PARTIES AGREE UPON
13.1_______[Intentionally left blank]___________________________;
13.2_______[Intentionally left blank]___________________________;
13.3 _______[Intentionally left blank]___________________________;
13.4_______[Intentionally left blank]___________________________;

ARTICLE 14 DISPUTE RESOLUTION
Any dispute arising out of or in connection with the performance of this Contract shall be settled by friendly negotiation between both Parties, in case of no successful settlement therefrom, either party may elect to:____ (optional)
14.1 Lodge an action with the people’s court at the place where Party b resides; or
14.2 Submit to ___[BLANK]____ Arbitration Committee for determination at the place of _________ in accordance with rules and procedures then currently in force. The arbitral award is final and binding upon both parties.

During the arbitration or action period, any provisions other than those in dispute or at issue shall continued to be performed by appropriate party or parties.
ARTICLE 15 LIST OF MORTGAGED OBJECTS
The List of Mortgaged Objects is as follows:
List of Mortgaged Objects
Name of Mortgaged Object	Title Certificate or Number	Location	Value Shown in the Invoice of the Mortgaged Object(ten thousand Yuan)	Evaluated Value of Mortgage Object (ten thousand Yuan)	Amount mortgaged for other creditor’s rights	Remarks
Machines & Equipments	Daqiuzhuang Town	1850.9	1778.75	None	See Schedule attached

ARTICLE 17 PREREQUISITES FOR EFFECTIVENESS OF THIS CONTRAT
17.1 This Contract shall enter into force upon the signature and/or common seal (signature is in need only in the case of Party A being individual) by legal representative (person in charge) or duly authorized signatory and the person in charge or duly authorized signatory of Party B;
17.2 Registration has been duly completed for the mortgaged objects set out in the List of Mortgaged Objects hereinabove.
ARTICLE 18 This Contract is made in four copies.
ARTICLE 19 ACKNOWLEDGEMENT
19.1 Party A hereby acknowledges to have clear knowledge of the business scope and authority limit of Party B.

19.2 Party A have read carefully all the articles contained herein and gave special attention to the articles written in extra black letters. Party B has, upon request of Party A, made appropriate explanation and notes to this Contract. Party A has been clearly aware of and fully understood the implication of all articles set out herein.
19.3 Party A has the full and sufficient authority and power to sign this Contract.

Party A: (Common Seal)
Legal representative (person in charge) or duly authorized representative: (Signature)
Date: 19th August 2005

Party B: (Common Seal)
Person in charge or duly authorized representative: (Signature)
Date: 22nd August 2005

List of Mortgaged Objects

The Mortgagor:                             Registration No.:
Name	Brand	Specification	Code	Quantity	Value
Main motor		1000kw		4	1,359,000
Rolling machine		1200		1 unit	10,960,000
Roll straightener		17		2	1,109,745
Surface grinding machine		M7140B		1	140,700
Generator		80kw		1	179,200
Rolled sheet flattering machine					579,600
Unprocessed rolled sheet straightener		9		2	513,045
Low voltage cubicle switchboard				1 set	448,000
High voltage cubicle switchboard				1 set	615,000

Total					17,787,290
Total value of mortgaged objects/currency ( )	Say RMB seventeen million seven hundred and seven thousand two hundred and ninety Yuan only

LOAN CONTRACT

CHINA MERCHANTS BANK
FEB 2004

 Contract No.: [2005]Daizhidi5014
Parties to this Loan Contract:
The Lender: China Merchants Bank Tianjin Branch (hereinafter referred to as “Party A”)
Person in charge: Yang Yuehua
Position: President
Address: 55 North Youyi Road Hexi District, Tianjin
Tel:
And
The Borrower: Tianjin Daqiuzhuang Metal Sheet Co., Ltd. (hereinafter referred to as “Party B”)
Legal Representative: Yu Zuosheng
Position: Chairman of the Board
Address: Daqiuzhuang, Jinghai County, Tianjin
Tel:

WHEREAS, Party B has applied to Party A for a certain amount of loan for purpose of Working Capital.
WHEREAS, Party A agrees to extend such a loan after due process of examination.
NOW, THEREFORE, both Parties agree to enter into this Loan Contract based on the negotiation in regard thereto in accordance with relevant laws and regulations, subject to the terms and conditions to be set out hereinafter.

ARTICLE 1 TYPE OF LOAN

This Loan to be provided hereunder is Working Capital Loan.
ARTICLE 2 CURRENCY AND AMOUNT OF LOAN
The loan shall be provided in the currency of RMB and in the amount of Forty Million Yuan Only.
ARTICLE 3 LOAN PURPOSE
The loan hereunder shall be used for purpose of working capital only, no diversion for other purposes may be done without first obtaining written consent from Party A.
ARTICLE 4 LOAN TERM
The term of the loan is twelve (12) months, commencing from 20 June 2005 and ending on 19 June 2006. In case the date of the actual loan availability fails to coincide with the abovementioned starting date of the term, the dates shown in the loan receipt shall apply.
ARTICLE 5 INTEREST RATE AND INTEREST
5.1 Interest rate: The interest rate is agreed to be:_____(optional)
☐	Fixed interest rate: _______________________
☐	Floating interest rate: 5.86%, to be adjusted on daily basis.
A penalty interest at the double rate of the aforesaid interest rate shall be charged on any part of loan the purpose of which is changed, appropriated or diverted for other purposes by Party B without permission from Party A, without excluding the accrued interest in the ordinary course. A penalty interest which 1.5 times that as aforementioned and elected, shall be charged on any part of loan not paid by Party B when due.
Appropriate interest shall be charged at the abovementioned penalty interest rate on any part of loan which is overdue or diverted for other purposes not prescribed herein as from the date of such due date or diversion of such part of loan, until the principal of the loan together with accrued interest is discharged in full.

In the case of any adjustment by the People’s Bank of China (hereinafter referred to as “PBC”) to the interest rate herein, the interest on the loan shall be calculated at the interest rate so adjusted.
5.2 Interest Calculation: the interest on the loan shall accrue as from the date of the actual availability to Party B and on the basis of number of days during which the loan is outstanding, as well as the actual amount of the loan extended hereunder, and the interest shall be computed on the 20th day of the last month of each applicable quarter.
5.3 Interest Settlement: Party B shall pay any and all accrued interest on the loan at each applicable interest computation date which accrued interest may be directly withheld or deducted by Party A from any deposit account of Party B. In case Party B fails to pay the accrued interest, Party A shall have the right to charge Party B a compound interest at the abovementioned penalty interest rate on any overdue interest accrued hereunder.
ARTICLE 6 SECURITY
6.1 Tianjin Sheng Da Steel Mill Co.,Ltd. and Baotou Shengda Industrial Co., Ltd. as named by Party B shall stand for surety for the principal, accrued interest thereon, as well as the any and all other costs in respect thereof hereunder both of the companies shall provide Party A with irrevocable guaranty letters, and/or
6.2 The mortgage (pledge) shall be provided for the loan hereunder by _______ company or ________ individual with the _________ owned or subject to legal disposal by the same, for which a mortgage or pledge contract is to be concluded by both parties.
ARTICLE 7 RIGHTS AND OBLIGATIONS OF PARTY B
7.1 Party B shall have the rights to be set out hereinafter:
7.1.1 To withdraw and use the whole of loan as agreed herein;
7.1.2 To deny any additional preconditions not stipulated herein;
7.1.3 To assign or transfer its debt to any third party upon consent of Party A;
7.2 Party B shall be under the following obligations:

7.2.1 To provide any documents and/or materials as required by Party A, as well as the information relating to all of its depository banks, accounts number and balance existing therein, and to provide assistance in any investigation, examination as well as inspection to be carried out by Party A in respect of the loan hereunder;
7.2.2 To be subject to reasonable supervision by Party A over Party B’s use of the credit loan, as well as supervision by the same over Party B’s production & operation and the financial activities;
7.2.3 To use the loan subject to the terms and conditions set out herein;
7.2.4 To repay and pay in full the principal of and accrued interest on the loan as scheduled herein;
7.2.5 To be subject to Party A’s prior written consent in the case of assignment or transfer of its debts hereunder, in whole or part, to any third party;
7.2.6 Upon any of the following cases, Party B is required to notify Party A promptly and to take reasonable security measures necessary for repayment or reimbursement in full of the principal of and accrued interest on the loan hereunder, as well as any and all other costs that may occur hereunder:
7.2.6.1 Substantial financial loss, assets loss or other financial crisis;
7.2.6.2 Provision of loan or stand surety, or provision of mortgage (pledge) with its own properties (rights), for purpose of any third party’s interest or protecting any third party from any loss;
7.2.6.3 Consolidation (M&A), division, reconstruction, joint venture (cooperative), transfer of property rights, stock reconstruction, etc;
7.2.6.4 Cease to carry out business, have its business license suspended or deregistered, apply by itself or others to be bankrupt, or dissolution, etc;
7.2.6.5 Its controlling shareholder or other affiliates experience substantial operation or financial crisis that may impair the ordinary operation thereof;
7.2.6.6 Conduct related transactions with its controlling shareholders or other affiliates that may be materially adverse to its ordinary operation;
7.2.6.7 Occurrence of any suit, arbitration, or criminal or administrative penalty that may be materially adverse to its operation or financial standing;

7.2.6.8 Occurrence of any breaking events that may affect its repayment capacity.
ARTICLE 8 RIGHTS AND OBLIGATIONS OF PARTY A
8.1 Party A shall have the following rights:
8.1.1 To require Party B to repay the principal of and accrued interest on the loan as scheduled herein;
8.1.2 To request Party B to provide materials relating to the loan hereunder;
8.1.3 To find out information in respect of Party B’s production & operation as well as financial activities;
8.1.4 To supervise the use by Party B of the loan hereunder;
8.1.5 To directly transfer and withhold the amount for repayment of the due principal of and accrued interest on the loan, out of any of Party B’s bank accounts;
8.1.6 To require Party B to repay the loan ahead of schedule or to suspend any part of loan that remains unused by Party B, in accordance with this Contract, in case Party B fails to perform any of its obligations hereunder;
8.1.7 To require Party B to repay promptly the principal of and accrued interest of the loan, as well as any other costs that may occur hereunder, or to transfer all of Party B’s debts hereunder to any assignee permitted by Party A, or to provide/increase any appropriate security or guaranty acceptable to Party A.
8.2 Party A shall be under the following obligations:
8.2.1 To extend the loan in accordance herewith;
8.2.2 To keep or maintain confidential any and all information in relation to Party B’s debts, finance, production, as well as operation, etc. except as otherwise provided for by related laws;
ARTICLE 9 PARTY HEREBY REPRESENTS AND WARRANTS TO PARTY A THAT:
9.1 Party B is an enterprise duly incorporated under the laws of the People’s Republic of China (hereinafter “PRC”) and existing legally, has the legal person status, as well as the full civil act capacity to sign and perform this Contract;
9.2 Party B has been fully authorized by the Board of Directors or any other authorities to sign and perform this Contract;

9.3 The documentation, materials as well as the vouchers to be provided by Party B in relation to Party B, surety, mortgagor(pledgor), as well as the mortgaged or pledged objects are true, accurate, complete and valid, free from any significant mistakes inconsistent with facts or any substantial omission;
9.4 At the time of signing this Contract, no suit, arbitration, criminal or administrative penalty that may be materially adverse to Party B or its principal property occur(s), nor may the same threaten(s) to occur during performance of this Contract, otherwise, Party B is required to notify Party A promptly;
9.5 To be in strict compliance with any applicable national laws and regulations in its operation, to strictly abide by the business scope prescribed by its Business License for Incorporated Enterprise in conducting business, as well as to go through enterprise (legal person) annual inspection & registration formalities in time;
9.6 To maintain or increase the current operation or management level to ensure the value preservation and appreciation of the existing assets, not to waive any due creditor rights, not to dispose of the existing principal property free or otherwise;
9.7 No significant event that suffice to prejudice the performance by Party B of any obligations hereunder exists at the time of signing this Contract.
ARTICLE 10 PREPAYMENT
10.1 Party B may request to repay the loan ahead of schedule, provided however a prior consent from Party A has been obtained;
10.2 In the case of any repayment ahead of schedule, the interest shall be computed and settled at the rate specified herein.
ARTICLE 11 LOAN EXTENSION
In case Party B is unable to repay the loan hereunder as scheduled and requests for an extension therefore, Party B shall submit an application for that purpose one month prior to the scheduled expiry date hereof; An Agreement on Loan Contract Extension shall be concluded by both Parties in case Party A consents to such intended extension after due process of examination, otherwise, this Contract shall remain in full force and effect. Party B is obliged to repay any part of loan used by Party B together with accrued interest, as provided herein.

ARTICLE 12 COSTS & EXPENSES
Any and all costs and expenses in respect hereof shall be borne by Party B in full, including those incurred in respect of the inquiry of creditworthiness, inspection, public notarization, etc. in connection herewith, attorney’s fee, suit costs as well as travel expense, etc. incurred by Party A in realizing its creditor’s rights in case Party B fails to repay the principal of and accrued interest on the loan hereunder and to reimburse the fees payable by Party B as scheduled, Party B hereby authorizes Party a to directly withhold any such amount out of Party B’s bank account, any deficiency existing after such withholding shall be reimbursed by Party B in full to Party A upon receipt of a notice requesting to do so from Party A without further need to provide any proof.
ARTICLE 13 BREACHING EVENTS AND SETTLEMENT
13.1 Any of the following shall be deemed a breach on the part of Party B:
13.1.1 The information provided by Party B to Party A is falsified or conceals significant facts, failure by Party B to assist Party A in investigation, examination as well as inspection, in breach of ARTICLE 7.2.1 hereof, Party B fails to make appropriate correction within a timeframe specified by Party A, the circumstances are rather serious;
13.1.2 Party B refuses to be subject to or shrugs off the supervision by Party A over the use of credit loan by Party B, related production & operation, as well as financial activities, in contravention of ARTICLE 7.2.2, the circumstances are serious;
13.1.3 Party B fails to use the loan for purposes described herein, in contravention of ARTICLE 7.2.3.
13.1.4 Party B fails to repay the principal of and accrued interest on the loan in full and as scheduled herein, as in contravention of ARTICLE 7.2.4 hereof;
13.1.5 Party B unilaterally assigns its debts hereunder to any third party that may prejudice Party A’s interests, as in contravention of ARTICLE 7.2.5 hereof;

13.1.6 Party B fails to notify Party A of any event set out in ARTICLE 7.2.6 in a timely manner, or Party B refuses to increase the security or guaranty for repayment of debts hereunder as required by Party A being aware of any such events described in ARTICLE 7.2.26 hereinabove, or any other events occurring on the part of Party B that may impair the safe recovery of the loan in the sole opinion of Party A;
13.1.7 Party A’s interest is impaired as a result of Party B’s act in contravention of ARTICLE 9.1, 9.2, and/or 9.4, or as a result of failure of Party B to make prompt correction as required by Party A;
13.1.8 Any other events occurring on the part of Party B that may prejudice the legitimate rights and interests of Party A in the sole opinion of the same;
13.2 Upon any of the following cases on the part of the surety hereunder that may affect the guaranty capacity of the surety as in the sole opinion of Party A, failure of the surety and/or Party B to exclude any adverse impact as a result thereof or increase or change the security or guaranty shall be deemed as a breach of Party B:
13.2.1 Occurrence of any of the cases similar to those set out in ARTICLE 7.2.6 hereof;
13.2.2 Conceals the capacity to stand surety or fails to be authorized by related authority at the time of issuance of the irrevocable guaranty letter;
13.2.3 Fails to go through annual inspection and registration formalities in a timely manner;
13.2.4 Neglect in management and recourse of any due creditor’s rights, or disposes of its principal property without compensation or otherwise.
13.3 Upon any of the following cases on the part of the Mortgagor (Pledgor) hereunder that may result in the failure of such mortgage (pledge) or value deficiency of the mortgaged or pledged objects, as in the sole opinion of Party A, failure of the Mortgagor (Pledgor) to exclude any adverse impact as a result thereof or failure of Party B to increase or change the security or guaranty, as required by Party A shall be deemed as a breach of Party B:
13.3.1 Has no title in or disposal rights of the mortgaged or pledged objects, or the title therein remain unclear;

13.3.2 Conceals the fact that the mortgaged or pledged objects are co-owned, have been leased out, have been sealed up, or have been in custody, etc.;
13.2.3 The Mortgagor, without the written consent from Party A, assigns, rents, remortgages, or otherwise disposes of the mortgaged objects;
13.2.4 A considerable appreciation in value of the mortgaged objects as a result of failure of the Mortgagor to take appropriate custody of, maintenance and repair on the mortgaged objects; or reduction in value of mortgaged objects as a result of act of the Mortgagor threatening the mortgaged objects; or the Mortgagor fails to procure insurance for the mortgaged objects as required by the Party A within the agreed upon mortgage term;
13.4 Upon any breaching events set out in 13.1, 13.2, as well as 13.3 hereinabove, Party A is entitled to elect to take any or several in combination of the following steps to which Party B shall refrain from making any objection:
13.4.1 Cease to provide any part of loan unused by Party B;
13.4.2 Reclaim the principal of the loan together with accrued interest, to the extent made available to Party B, as well as related expenses, ahead of schedule;
13.4.3 Directly withhold any amount out of the settlement account or other accounts of Party B, to repay the debts hereunder;
13.4.4 Exercise the recourse rights pursuant to this Contract.
ARTICLE 14 MODIFICATION AND TERMINATION OF CONTRACT
This Contract may be modified or terminated upon agreement between both Parties in writing. Prior to concluding of such written agreement, this Contract shall remain in full force and effect. Neither party hereto may modify, revise or terminate this Contract without consent and agreement of the other party.
ARTICLE 15 MISCELLANEOUS
15.1 During the whole life of this Contract, no tolerance, grace period, or suspension to enforce any of the rights and interests or powers of Party A hereunder, as may be granted by Party A to Party B in respect of any breach or delay on the part of Party B may impair, affect, or limit any rights and interests, or powers of Party A as the creditor in accordance with this Contract and related laws and regulations, nor shall be construed as the permission or recognition by Party A of any breach on the part of Party B, or as the waiver by Party A of any right to take appropriate actions against any present or future breach of Party B.

15.2 Party B shall perform any and all repayment obligations in disregard of the fact that this Contract, in whole or part, is determined null and void at law for whatsoever reasons, in such a case, Party A is entitled to terminate this Contract and promptly reclaim against Party B the principal of and accrued interest on the loan hereunder, as well as other related amounts.
15.3 Any notice and request to be made by either party hereunder shall be in writing. The telegraph and/or telex shall be deemed effectively given upon sending by Party A, and the communication shall be deemed effectively given upon being delivered to appropriate post office by Party A.
15.4 The loan receipt as well as any written supplemental agreement between both Parties on any issue not defined herein or on revision of this Contract shall be attached as appendices to this Contract and constitute integral parts hereof.
ARTICLE 16 GOVERNING LAW AND DISPUTE RESOLUTION
16.1 The formation, interpretation, as well as dispute resolution in respect of this Contract shall be governed by the laws of the People’s Republic of China, the rights and interests of both parties hereto shall be under protection of the same.
16.2 Any dispute arising out of or in connection with the performance of this Contract shall be settled by friendly negotiation between both Parties, in case of no successful settlement therefrom, either party may elect to:____ (optional, either 16.2.1 or 16.2.2)
16.2.1 Lodge an action with the people’s court at the place where Party A resides; or
16.2.2 Submit to _____________ Arbitration Committee for determination in accordance with rules and procedures then currently in force.
16.3 Once appropriate public notarization is completed which gives rise to the enforceability of this Contract, Party A may directly apply to any People’s Court having appropriate jurisdiction thereover to enforce this Contract for purpose of recovering any due and payable debts hereunder.

ARTICLE 17 EFFECTIVENESS
17.1 This Contract shall enter into and remain in force conditional upon the signature, common seal by duly authorized representatives of both parties, as well as upon completion of the formalities for security or guaranty as set forth in ARTICLE 6 hereof, until any and all principal of and the accrued interest on the loan, as well as any other costs in respect thereof are paid up.
17.2 This Contract is made in four copies being equally authentic. Party A holds two (2) copies thereof, each of Party B and _____ holds one (1) copies thereof.

[Below is intentionally left blank]

Party A(Common Seal):	Party B(Common Seal):

Duly Authorized Signatory:	Duly Authorized Signatory:

Date: 20th June 2005	Date: 20th June 2005

Credit Extension Contract
øIssued in July, 2003÷

Accrediting party: Tianjin branch Merchant Bank, (hereinafter referred to as Party A)
Domicile: No.55 Youyibei Road, Hexi District, Tianjin
Legal representative/Principle: Yang Yuehua Deputy: President

Fiduciary: Tianjin Daqiuzhuang Metal Sheet Co., Ltd.
Domicile: Daqiuzhuang Town, Jinghai Country, Tianjin City
Legal representative: Yu Zuosheng Deputy: Chairman of Directors

With the application of Party B, Party A agrees to credit Party B credit extension for RMB 40,000,000 Yuan (including the equivalent foreign currency). Both parties signed this agreement through sufficient negotiation pertaining to the related laws.

Article 1 Maximum Credit Extension
The credit extension refers to the maximum credit extension of off-balance sheet business (hereinafter referred to as Loan) including loan, trading financing (including packing credit and import and export documentary credit etc) and discount (hereinafter referred to as Loan), and the maximum credit extension of on-balance sheet business including Commercial Bill Acceptance, opening L/C and letter of guarantee.
The credit extensions aforesaid are not including the relevant credit extension of guarantee fund or hypothecation of deposit receipt supplied by Party B or any third party, which is the same in the whole contract.
The businesses and their scopes credited by Party A shall be confirmed in accordance with Article 3 of this agreement.

Article 2 Credit Extension Period
The credit extension period is 1 year, from June 20, 2005 to June 19, 2006. Party B shall apply for credit extension in this period, or Party A will not accept.

Article 3 Usage of Credit Extension Limit
3.1 The type and scope of credit extension limit
The credit extension limit aforesaid shall be (please elect one type between general credit extension and single credit extension):
3.1.1 General credit extension, which was allocated as follows:
3.1.1.1 Working Capital loan: RMB 40,000,000 Yuan;
3.1.1.2 Trading financing: the equivalent foreign currency with RMB Yuan (or ,  ).
3.1.1.3 Bank acceptance: RMB Yuan
3.1.1.4 Commercial accepted bill: RMB Yuan

3.1.1.5 The Commercial bill acceptance: RMB Yuan;
3.1.1.6 Letter of Credit: the equivalent foreign currency with RMB Yuan (or ,  ).
3.1.1.7 Letter of guarantee: RMB Yuan.
With the assent of Party B, the specific credit extension aforesaid could be relieved with each other
3.1.2 Single Credit Extension Limit.
3.2 During the credit extension period, Party B can use the credit extension limit in circle, but it shall apply for each credit, and Party A will approve for each credit. Both parties shall sign another specific contracts (hereinafter referred to as each specific contracts) to confirm it.
3.3 In the credit extension limit, each loan or other credit extension shall be confirmed the specific usage period in accordance with the operation requirement of Party B and the business administration of Party A, and each expiration date could be later than the expiration date of the credit extension period.

Article 4 Interests and charges
The interests for loan and financing and the charges for acceptance, opening L/C and letter of guarantee shall be paid in accordance with the each specific contract.

Article 5 Guarantee
5.1 Tianjin Sheng Da Steel Mill Co.,Ltd. and Baotou Shengda Industry Co., Ltd. will take the joint guarantee responsibilities for any debt of Party B to Party A under this agreement. These two companies shall produce Irrevocable Guarantee Letter for Maximum Credit Extension to Party A, and/or
5.2  Company will enter into mortgage (hypothecation) contract by its owned or disposed assets to guarantee any debt of Party B to Party A under this agreement.

Article 6 The rights and obligations of Party B
6.1 Party B has the rights as follows:
6.1.1 it has right to require Party A to release the loan in the credit extension limit in accordance with this agreement;
6.1.2 it has right to use the credit extension in accordance with this agreement;
6.1.3 it has right to require Party A to keep secrecy to production, operation, financial status and accounts, unless otherwise regulated by the law;
6.1.4 it has right to transfer its debts to third party with the agreement of Party A.
6.2 Party B takes the liabilities as follows:
6.2.1 it shall submit the documents, opening bank, account Number and balance of deposit and loan according to the facts with the requirement of Party A, and cooperate with the investigation, review and inspection of Party A;
6.2.2 it shall accept the supervision of Party A in usage of credit loan, production, operation and financial activities;
6.2.3 it shall use the loan and /or other credit extension pertaining to each specific contract;

6.2.4 it shall pay the loan and/or principles and interests in advance in sufficient within the confirmed time;
6.2.5 it shall be agreed with Party A in written if it would transfer its debts to third party totally or partly;
6.2.6 it shall notice Party A immediately and cooperate with Party A to fulfill the safeguard measures for the loan under this agreement, other credit principle and interests and any related charge, if:
6.2.6.1 there is material financial loss or any other financial crisis;
6.2.6.2 it supply loan or guarantee to any third party, or enter into mortgage (hypothecation) by using its own property (right);
6.2.6.3 There is alternation such as combination, division, recombination, joint venture (joint cooperation), transfer of shares, reformation of shares etc;
6.2.6.4 There is stopping operation, revoking or withdrawing the business license, and applying or being applied for dismiss;
6.2.6.5 There is material crisis in operation or financial status for its holding shareholders or other related companies, which has already affected the normal operation of the company;
6.2.6.6 There is material related transaction with its holding shareholders and its related companies, which has already affected its normal operation;
6.2.6.7 There is any litigation, arbitration or criminal or administrative penalty, which would have bad effect to the operation or financial status;
6.2.6.8 There is any other material matters which would affect its liabilities to pay off debt.

Article 7 Rights and obligations of Party A
7.1. Party A has the rights as follows:
7.1.1 it has the right to require Party B to return the loan and the principle and interest paid in advance under this agreement within the due time;
7.1.2 it has right to require Party B to submit any related information related to the credit extension limit;
7.1.3 it has right to know the production and financial activities of Party B;
7.1.4 it has right to supervise the usage of loan or any other credit extension under this agreement and each specific contract;
7.1.5 it has right to transfer the loan and/or principles and interests paid in advance from the account of Party B;
7.1.6 it has right to terminate the loan unused or other credit extension in the credit extension limit and require Party B to pay off the loan leased in advance if Party B does not fulfill any obligation under this agreement and/or each specific contract; ]
7.1.7 it has right to terminate the loan unused or other credit extension in the credit extension limit and require Party B to pay off the loan and/or principles and interests and any related charges, or transfer the debts to assignee accepted by Party A, or render/add new guarantee accepted by Party A if any circumstance happened in Article 6.2.6.

7.2 Party A has the obligations as follows:
7.2.1 it shall release loan or render other credit extension in the credit extension limitation in accordance with this agreement and each specific contract;
7.2.2 it shall keep the secrecy to the assets, finance, production and operation of Party B unless otherwise regulated by law.

Article 8 Party B guarantees as follows:
8.1 Party B is the business corporation established and operated pertaining to the Chinese Laws, which has civil capacity to sign and fulfill this agreement;
8.2 it has been authorized by Board of Directors or any other qualified institution to sign and fulfill this agreement;
8.3 The information submitted by Party B about Party B, mortgager (pledger), information and documents, vouchers of mortgage and hypothecation are true, complete and valid, which has no or omitted material errors.
8.4 There is no any litigation, arbitration or criminal or administrative penalty, which would result material result to Party B or its main assets when signing this agreement, and there shall be no any litigation, arbitration or criminal or administrative penalty in the period of executing this agreement. Or Party B shall notice Party A immediately;
8.5 It abides by the laws and regulations of China in the operation, and expands each business in the business scope in the business license, and transacts procure for yearly register.
8.6 It keeps or improves its operation level to ensure the increase of the current asset, and do not give up any maturity debt rights, or dispose the current property for free or in improper way.
8.7 There is no any material item, which would affect the fulfillment of this agreement.

Article 9 Other charges
Party B shall bear all charges and expenses arisen from credit information, inspection, and notarization and the retaining fee, litigation fee and expenses for business trip which paid by Party A for protecting its creditor’s right because Party B do not pay back all debts. Party B authorizes Party A to transfer the money directly from the account of Party B in the bank of Party A. If there is not enough, Party B guarantees to pay back in sufficient after receiving the notice from Party A and would not require any proving documents.

Article 10 Breaches of Contract and Settlement
10.1 It will be confirmed as breaches of contract if Party B:
10.1.1 it breaches the Article 6.2.1 and submits or omits the material facts and does not cooperate with the investigation, inspection and examination of Party A. And with the revising requirement of Party A, it still refuses to revise its faults and damages the interests of Party A;
10.1.2 it breaches the Article 6.2.2, and does not accept the supervision of Party A in usage of loan, production and financial activities, which damages the interests of Party A;

10.1.3 it breaches the Article 6.2.3, and does not use the loan and/or other credit extension in the confirmed mode specified in this agreement and each specific contract;
10.1.4 it breaches the Article 6.2.4, and does not turn back the loan and/or principles and interest paid in advance in sufficient;
10.1.5 it breaches the Article 6.2.5, and transfers the debts under this agreement to third party, which damages interest of Party A;
10.1.6 it breaches the Article 6.2.6, and does not notice Party A, or does not cooperate with Party A when Party A was informed the circumstances and required Party B to add new guarantee, or Party A considered the safety drawing back of loan and/or principles and interests of Party A;
10.1.7 it breaches Article 8.1, 8.2, 8.4, and damages the interests of Party A; or it breaches Articles 8.3, 8.5, 8.6 or 8.7, and does not amend immediately, and damages the interests of Party A;
10.1.8 there is any other circumstances, which would damage the legal interests of Party A;
10.2 When the guarantor has the circumstance as follows, Party A requires guarantor to eliminate the disadvantages, or requires Party B to add or alter the guarantee conditions, and the guarantor and Party B do not cooperate, which could be confirmed as breaches of contract:
10.2.1 there is one of circumstances in Article 6.2.6;
10.2.2 it hides its guarantee capacities or it is not authorized when it producing the letter of guarantee;
10.2.3 it does not transact the yearly register review in time;
10.2.4 it does not manage and recourse its due creditor’s right, or it disposes its main assets for free or in other improper way;
10.3 When the mortgager (pledger) has the circumstance as follows, which may cause the invalidity of mortgage (hypothecation), the Party A requires mortgager (pledger) to eliminate the disadvantages, or requires Party B to add or alter the guarantee conditions, and the mortgager (pledger) and Party B do not cooperate:
10.3.1 it has no priority right or disposal right, or properties whose ownership and use rights are unclear or controversial;
10.3.2 the guaranty (hypothecated assets) has been leased, closed, detained or warded, and/or Party B hides this fact to Party A;
10.3.3 Without agreement of Party A in written, the mortgager transfers, leases, mortgaged for a second time or disposes the guaranty improperly; or it disposes the guaranty with the written agreement of Party A, but the incomes do not be used to return the its debts to Party A;
10.3.4 The mortgager does not keep, maintain and repair the guaranty, which is distinct devalued; the activities of mortgager threat the guaranty directly, which leads to the decrease of guaranty; or mortgager does not buy insurance to the guaranty with the requirement of Party A during the mortgage term.
10.4 If there is any circumstance happened in Article 10.1, 10.2 and 10.3, Party A has right to take measures as follows and Party B shall not have any dissension:

10.4.1 it stops releasing any loan not used in the credit extension, and stops supplying the credit of acceptance, opening L/C or letter of guarantee in the credit extension;
10.4.2 it draws back the principles and interests of loan released in credit extension and related charges;
10.4.3 For the accepted drafts, or opened L/C or letter of guarantee, Party A can require Party B to increase the deposit amount no matter the principles and interests are paid in advance by Party A, or Party A transfers the savings in the account of Party B or balance account to deposit account to pay off the deposit paid in advance by Party A, or transfer the relevant fund to third party for drawing in order to pay for Party A in advance.
10.4.4. it directly deducts the savings in balance account and/or other account of Party B to pay off all debts of Party B under this contract and each specific contract;
10.4.5 it has right to recourses in accordance with the Article 13 of this contract.

Article 11 The alternation and termination of this contract
This contract can be alternated and terminated with the written agreement of both parties after friendly negotiation. Before reaching the written agreement, this contract is still valid. Any party shall not alter, amend or terminate this contract independently.

Article 12 Others
12.1 During the valid period of this contract, any tolerance, extension or postponing the performance of interests or rights of Party A, shall not damage, affect or limit any interests and rights of Party A as a creditor pertaining to laws and regulations and this contract, shall not be confirmed as abandon of its right to take measures against breaches of contract in current or in the future.
12.2 If this contract is invalid or part of articles invalid no matter what reasons, Party B still shall take any responsibilities to pay off any debt to Party A under this contract. And Party A has right to terminate this contract and recourse immediately all debts of Party B under this contract.
12.3 Any notice and requirement between both parties under this contract shall be in written. It will be confirmed as service at the time of sending for fax and telegram, and at the time of sending to post office for mails.
12.4 Both parties could reach supplementary agreements under this contract through friendly negotiation. The supplementary agreements and each specific contract shall be the annexes, which are one part of this contract.

Article 13 Laws Applicable and Disputes Settlement
13.1 Any dispute arisen from this contract shall be settled pertaining to the laws of PRC, and the rights and interests shall be protected by laws of PRC.
13.2 Any disputes arisen from the performance of this contract shall be settled through negotiation of both parties. If the negotiation is failed, any party can choose (one of):
13.2.1 to file a litigation to People’s Court in the domicile of Party A; or
13.2.2 to submit to Commission for arbitration.

13.2.3 After notarization of this contract and each specific contract with force of compelling performance, Party A could apply for force execution to people’s court with jurisdiction so as to recourse the due debts under this contract and each specific contract.

Article 14 Effect of This Contract
This contract shall come into force after signature of both parties and stamp of common seal, and fulfillment of guarantee procedures in Article 5 of this contract. And the contract shall be automatic terminated after the payoff of all debts and other related charges and expenses under this contract.

Article 15 This contract has four originals with the same force.
Each party and has one.

Party A (common seal)	Party B (common seal)

Authorized representative (signature):	Authorized representative (signature):

June 20, 2005	June 20, 2005

For Letter of Guarantee

NO.: 2005 xinzi No.: 15014

To: Tianjin branch Merchant Bank
We, the enterprise authorized by with legal person qualification and business license, would like to provide guarantee to Renminbi (currency) 40,000,000 Yuan under 2005 xinzi No.: 55014 loan contract/ credit extension contract signed on June 20, 2005 by Tianjin Daqiuzhuang Metal Sheet Co., Ltd. (Borrower) and your bank. Whereas, we confirmed that the Irrevocable Letter of Guarantee issued on June 20, 2005 to your bank is truthful, and we would take all responsibilities to the articles under the letter of guarantee.

Guarantor (common seal):
Present guarantee.
Authorized representative: Zhang Yuqing

June 10, 2005

MAXIMUM AMOUNT IRREVOCABLE GUARANTY LETTER
(Prepared in July 2003)

No: [2005]Xinzhidi 55014

To: China Merchants Bank Tianjin Branch

WHEREAS,
The Credit Agreement (no.[2005]Xinzhidi 55018) was entered into by and between Your Bank and Tianjin Daqiuzhuang Metal Sheet Co., Ltd (hereinafter “Credit Applicant”) on 20th June 2005.
Pursuant to the Credit Agreement, your bank shall offer the Credit Applicant a line of credit in the sum of RMB Forty Million Yuan (or equivalent in foreign currency) (hereinafter “the Line of Credit”) during the Credit Term as from 20th June 2005 and ending on 19th June 2006 (hereinafter “the Credit Term”).
NOW THEREFORE, we, the undersigned and surety for the Credit Applicant, hereby agree to issue this Guaranty Letter with joint and several liabilities for all the debts owed by the Credit Applicant to your bank, subject to the terms and conditions set forth hereinafter.

ARTICLE 1 MAXIMUM AMOUNT GUARANTY LETTER
1.1
The Line of Credit as used herein refers to the maximum amount of the on-balance-sheet business credit such as the loan that may be used by the borrower in a continuous and cycle manner, trade financing, discount, etc. (hereinafter collectively referred to as “the Loan”), and of the off-balance-sheet business credit balance, such as the acceptance of commercial bill, issuance of L/C, issuance of L/G, etc. that may be offered by your bank to the Credit Applicant.

The aforesaid line of credit excludes such amount of credit appropriate to the security deposit or guaranty of deposit certificate as may be offered or provided by the Credit Applicant or any third party, the same hereinafter.

1.2
During the Credit Term, your bank may, in accordance with the Credit Agreement and/or any appropriate individual contract under the same, extend loan or provide other credit services to the Credit Applicant by installments. The Credit Applicant may use the Line of Credit in a cycle manner. The particular amount, term as well as the purpose of each loan or credit may be stipulated by individual loan contract, loan receipt or any other credit contract. The maturity date of any of the particular business may be later than the expiry date of the Credit Agreement and we, the undersigned and the surety for the Credit Applicant, have no objection thereto.

1.3
In the case of appropriate balance remains in the loan or any other credit as may be offered by your bank to the Credit Applicant upon expiry date of the Credit Term, we shall be jointly and severally liable to you to the extent of the actual line of credit already available to the Credit Applicant.

1.4
With respect to the credit services as may be offered by your bank to the Credit Applicant during the Credit Term, including commercial bill acceptance, issuance of L/C and L/G, etc., we agree to be held jointly and severally liable for any and all debts created or established in respect of the abovementioned credit services which debts include without limitation any principal of and accrued interest on any amount paid by your bank for the Credit Applicant as well as any other related expenses, in disregard to whether any amount paid by your bank for and on behalf of the Credit Applicant exists upon the maturity of the Credit Term.

1.5
In case your bank decides to make recourse against the Credit Applicant prior to the scheduled expiry date of the Credit Term, we agree to be held jointly and severally liable to you to the extent of the actual line of credit occurred at that time.

ARTICLE 2 SURETY SCOPE
2.1 The scope of the suretyship offered by us hereunder includes the principal of the loan and any other credit (with the maximum amount is RMB _____________ Yuan) offered by your bank to the Credit Applicant in accordance with the Credit Agreement during the specified Credit Term, together with appropriate accrued interest, penalty interest, fine for breach, as well as any and all other costs and expenses in respect of effort to realize the creditor’s rights, including but not limited to:
2.1.1 The principal of and accrued interest, penalty interest, fine for breach, as well as any other expenses in respect of the loan to be extended by your bank in accordance with the particular loan contract under the Credit Agreement or loan receipt;

2.1.2 The principal of any money to be paid by your bank for the Credit Applicant in honoring, in accordance with the Credit Agreement, the commercial bill, L/C, as well as any L/G drawn by the Credit Applicant, together with any and all accrued interest, penalty interest, fine for breach, as well as any other expenses
2.1.3 Any and all costs and expenses incurred by your bank in making effort to recover any debt against the Credit Applicant.
2.2 We shall be held for no guaranty liability for any amount of the principal of the loan or any other credit as may be offered by your bank, in excess of the prescribed line of credit, and shall be only jointly and severally liable for such principal of the loan or any other credit services, as well as any accrued interest thereon, penalty interest, fine for breach, etc. in respect thereof, as may be within the line of credit.
ARTICLE 3 FORM OF SURETY
We, the undersigned and the surety for the Credit Applicant, hereby acknowledge to be jointly and severally liable, whether economically or legally, for any debts owed by the Credit Applicants, provided such debts shall be within the surety scope as set out in ARTICLE 2 hereinabove. Your bank is entitled to directly make recourse against us without having to first make recourse or institute actions against the Credit Applicant in case the Credit Applicant fails to repay or pay in a timely manner and in accordance with the Credit Agreement and/or any other particular contract, if any, the principal of the loan and/or any amount paid by your bank for the Credit Applicant, or any related expenses, or in the case of any breaching event as may be set out in the Credit Agreement and/or any other particular contract, if any. In disregard to any mortgage or pledge established additionally to ensure the timely satisfaction or repayment of any debt owed by the Credit Applicant to your bank under the Credit Agreement, your bank is also entitled to directly make recourse against us for all the amounts of debts, without having to first enforcement of such mortgaged or pledged objects.
We agree to be absolutely subject to any Claim Notice to be issued by you which is final. We further agree to repay and satisfy any and all debts owed by the Credit Applicant under the Credit Agreement in full within five days upon receipt of such Claim Notice for which your bank is not obliged to provide any proof or documents.

ARTICLE 4 SURETYSHIP DURATION
The suretyship duration hereunder shall be as from the expiry date of each loan as may be extended under the Credit Agreement or as from the same date of the second year following the date on which the payment of each amount is made by your bank for the Credit Applicant.
ARTICLE 5 INDEPENDENCE OF GUARANTY LETTER
5.1 This Guaranty Letter is independent, continuously effective, irrevocable and unconditional, in no event shall be affected by the Credit Agreement and/or any particular contract, nor shall be affected by any agreement or document concluded between the Credit Applicant and any unit. This Guaranty Letter shall remain unchanged in the event of any fraudulent action, reorganization, cease to carry out business, dissolution, liquidation, bankruptcy, etc. on the part of the Credit Applicant for whatsoever reasons. The liability to be taken by us as the surety hereunder may not be released or exempted by reason of any order received, change in our financial standing, or any agreement entered into with any unit or individual.
5.2 The liability to be taken by us as the surety hereunder may not be affected by virtue of cease to provide any unused part of loan and/or any other credits or recovery of the extended loan in advance, by your bank in accordance with the Credit Agreement and/or any particular contract.
ARTICLE 6 We, the undersigned and surety for the Credit Applicant, hereby acknowledge and undertakes to be bound by and subject to any extension agreement or other supplemental agreements in respect of the term and interest rate, etc. of each particular contract to be concluded between your bank and the Credit Applicant in the course of performance of this Credit Agreement and any particular contract thereunder, without requiring future notice from your bank.
ARTICLE 7 WE, THE UNDERSIGNED AND SURETY FOR THE CREDIT APPLICANT HEREBY REPRESENTS AND WARRANTS WITH YOUR BANK:
7.1 That we, a legal person enterprise which is duly registered with appropriate authority for industry and commerce (registration no.: ______ ) upon approval by _________, and which is eligible for standing surety for others, or a not-for-profit institution with legal person status which is eligible for standing surety for others, agree to provide guarantee with the assets legally owned by us or to which we are entitled to disposal right, and undertake to perform any of the obligations prescribed herein;

7.2 That we are fully authorized or approved by superior authority/the Board of Directors as necessitated by issuance of this Guaranty Letter;
7.3 That issuance of this Guaranty Letter is the true representation of us under no misrepresentation or duress;
7.4 That we, the undersigned and surety for the Credit Applicant, agree to be held for the total guaranty liability (including equivalent in foreign currency) not more than the whole sum of our proprietary rights and interests;
7.5 That any and all financial statements as well as any other documents to be submitted by us to your bank are true, legally permitted for which the our legal representative or any other person in charge shall be held liable;
7.6 That we shall issue a guaranty confirmation upon request of your bank;
7.7 That we shall notify your bank of any change in the registration particulars with authority for industry and commerce, organization structure, operation mode or financial standing in respect of our company, which change may result in a change in our capacity to perform this guaranty letter, without delay;
7.8 That any assign or successor of us shall be bound by all the provisions contained herein. No assignment of any of our obligations hereunder may be made by us in the absence of the written consent from your bank;
ARTICLE 8 In case we fail to repay and satisfy any of the debts as required herein, your bank is entitled to withhold or deduct any such amount therefore out of any deposit account of us, until and unless any and all debts owed by the Credit Applicant under the Credit Agreement, and we have no objection to the aforesaid continuing obligation.
ARTICLE 9 During the whole life of this Guaranty Letter, no tolerance, grace period, or suspension to enforce any of the rights and interests or powers of your bank under the Credit Agreement or this Guaranty Letter, as may be granted by your bank in respect of any breach or delay on the part of us and/or the Credit Applicant may impair, affect, or limit any rights and interests, or powers of your bank as the creditor in accordance with this Guaranty Letter and related laws and regulations, nor shall be construed as the waiver by your bank of any right to take appropriate actions against any present or future breach of the Credit Applicant and/or us.

ARTICLE 10 This Guaranty Letter is governed by the laws of the People’s Republic of China, we hereby confirm that any dispute arising out of or in connection with the performance hereof shall be settled by such means applicable to dispute, as set out in the Credit Agreement.
ARTICLE 11 This Guaranty Letter shall enter into force upon signature by duly authorized signatory from us and common seal of us.
ARTICLE 12 This Guaranty Letter is made in _______ copies, each of your bank, the Credit Applicant, the surety as well as _______ etc. shall hold one copy thereof.

The Surety(Common Seal):	Duly Authorized Signatory(Signature):
Zhang Yuqing
Legal Address:
Deposit Bank:	Settlement Account of the Surety:
Tel:	Fax:

For Letter of Guarantee

NO.: 2005 xinzi No.: 55014

To: Tianjin branch Merchant Bank
We, the enterprise authorized by with legal person qualification and business license, would like to provide guarantee to Renminbi (currency) 40,000,000 Yuan under 2005 xinzi No.: 55014 loan contract/ credit extension contract signed on June 20, 2005 by Tianjin Daqiuzhuang Metal Sheet Co., Ltd. (Borrower) and your bank. Whereas, we confirmed that the Irrevocable Letter of Guarantee issued on June 20, 2005 to your bank is truthful, and we would take all responsibilities to the articles under the letter of guarantee.

Guarantor (common seal): Tianjin Sheng Da Steel Mill Co.,Ltd.
Present Guarantee.
Authorized representative: Wu Congfeng

June 20, 2005

MAXIMUM AMOUNT IRREVOCABLE GUARANTY LETTER
(Prepared in July 2003)

No: [2005]Xinzhidi 55014

To: China Merchants Bank Tianjin Branch

WHEREAS,
The Credit Agreement (no.[2005]Xinzhidi 55014) was entered into by and between Your Bank and Tianjin Daqiuzhuang Metal Sheet Co., Ltd (hereinafter “Credit Applicant”) on 20th June 2005.
Pursuant to the Credit Agreement, your bank shall offer the Credit Applicant a line of credit in the sum of RMB Forty Million Yuan (or equivalent in foreign currency) (hereinafter “the Line of Credit”) during the Credit Term as from 20th June 2005 and ending on 19th June 2006 (hereinafter “the Credit Term”).
NOW THEREFORE, we, the undersigned and surety for the Credit Applicant, hereby agree to issue this Guaranty Letter with joint and several liabilities for all the debts owed by the Credit Applicant to your bank, subject to the terms and conditions set forth hereinafter.

ARTICLE 1 MAXIMUM AMOUNT GUARANTY LETTER
1.6
The Line of Credit as used herein refers to the maximum amount of the on-balance-sheet business credit such as the loan that may be used by the borrower in a continuous and cycle manner, trade financing, discount, etc. (hereinafter collectively referred to as “the Loan”), and of the off-balance-sheet business credit balance, such as the acceptance of commercial bill, issuance of L/C, issuance of L/G, etc. that may be offered by your bank to the Credit Applicant.

The aforesaid line of credit excludes such amount of credit appropriate to the security deposit or guaranty of deposit certificate as may be offered or provided by the Credit Applicant or any third party, the same hereinafter.

1.7
During the Credit Term, your bank may, in accordance with the Credit Agreement and/or any appropriate individual contract under the same, extend loan or provide other credit services to the Credit Applicant by installments. The Credit Applicant may use the Line of Credit in a cycle manner. The particular amount, term as well as the purpose of each loan or credit may be stipulated by individual loan contract, loan receipt or any other credit contract. The maturity date of any of the particular business may be later than the expiry date of the Credit Agreement and we, the undersigned and the surety for the Credit Applicant, have no objection thereto.

1.8
In the case of appropriate balance remains in the loan or any other credit as may be offered by your bank to the Credit Applicant upon expiry date of the Credit Term, we shall be jointly and severally liable to you to the extent of the actual line of credit already available to the Credit Applicant.

1.9
With respect to the credit services as may be offered by your bank to the Credit Applicant during the Credit Term, including commercial bill acceptance, issuance of L/C and L/G, etc., we agree to be held jointly and severally liable for any and all debts created or established in respect of the abovementioned credit services which debts include without limitation any principal of and accrued interest on any amount paid by your bank for the Credit Applicant as well as any other related expenses, in disregard to whether any amount paid by your bank for and on behalf of the Credit Applicant exists upon the maturity of the Credit Term.

1.10
In case your bank decides to make recourse against the Credit Applicant prior to the scheduled expiry date of the Credit Term, we agree to be held jointly and severally liable to you to the extent of the actual line of credit occurred at that time.

ARTICLE 2 SURETY SCOPE
2.1 The scope of the suretyship offered by us hereunder includes the principal of the loan and any other credit (with the maximum amount is RMB _____________ Yuan) offered by your bank to the Credit Applicant in accordance with the Credit Agreement during the specified Credit Term, together with appropriate accrued interest, penalty interest, fine for breach, as well as any and all other costs and expenses in respect of effort to realize the creditor’s rights, including but not limited to:
2.1.1 The principal of and accrued interest, penalty interest, fine for breach, as well as any other expenses in respect of the loan to be extended by your bank in accordance with the particular loan contract under the Credit Agreement or loan receipt;

2.1.2 The principal of any money to be paid by your bank for the Credit Applicant in honoring, in accordance with the Credit Agreement, the commercial bill, L/C, as well as any L/G drawn by the Credit Applicant, together with any and all accrued interest, penalty interest, fine for breach, as well as any other expenses
2.1.3 Any and all costs and expenses incurred by your bank in making effort to recover any debt against the Credit Applicant.
2.2 We shall be held for no guaranty liability for any amount of the principal of the loan or any other credit as may be offered by your bank, in excess of the prescribed line of credit, and shall be only jointly and severally liable for such principal of the loan or any other credit services, as well as any accrued interest thereon, penalty interest, fine for breach, etc. in respect thereof, as may be within the line of credit.
ARTICLE 3 FORM OF SURETY
We, the undersigned and the surety for the Credit Applicant, hereby acknowledge to be jointly and severally liable, whether economically or legally, for any debts owed by the Credit Applicants, provided such debts shall be within the surety scope as set out in ARTICLE 2 hereinabove. Your bank is entitled to directly make recourse against us without having to first make recourse or institute actions against the Credit Applicant in case the Credit Applicant fails to repay or pay in a timely manner and in accordance with the Credit Agreement and/or any other particular contract, if any, the principal of the loan and/or any amount paid by your bank for the Credit Applicant, or any related expenses, or in the case of any breaching event as may be set out in the Credit Agreement and/or any other particular contract, if any. In disregard to any mortgage or pledge established additionally to ensure the timely satisfaction or repayment of any debt owed by the Credit Applicant to your bank under the Credit Agreement, your bank is also entitled to directly make recourse against us for all the amounts of debts, without having to first enforcement of such mortgaged or pledged objects.
We agree to be absolutely subject to any Claim Notice to be issued by you which is final. We further agree to repay and satisfy any and all debts owed by the Credit Applicant under the Credit Agreement in full within five days upon receipt of such Claim Notice for which your bank is not obliged to provide any proof or documents.

ARTICLE 4 SURETYSHIP DURATION
The suretyship duration hereunder shall be as from the expiry date of each loan as may be extended under the Credit Agreement or as from the same date of the second year following the date on which the payment of each amount is made by your bank for the Credit Applicant.
ARTICLE 5 INDEPENDENCE OF GUARANTY LETTER
5.1 This Guaranty Letter is independent, continuously effective, irrevocable and unconditional, in no event shall be affected by the Credit Agreement and/or any particular contract, nor shall be affected by any agreement or document concluded between the Credit Applicant and any unit. This Guaranty Letter shall remain unchanged in the event of any fraudulent action, reorganization, cease to carry out business, dissolution, liquidation, bankruptcy, etc. on the part of the Credit Applicant for whatsoever reasons. The liability to be taken by us as the surety hereunder may not be released or exempted by reason of any order received, change in our financial standing, or any agreement entered into with any unit or individual.
5.2 The liability to be taken by us as the surety hereunder may not be affected by virtue of cease to provide any unused part of loan and/or any other credits or recovery of the extended loan in advance, by your bank in accordance with the Credit Agreement and/or any particular contract.
ARTICLE 6 We, the undersigned and surety for the Credit Applicant, hereby acknowledge and undertakes to be bound by and subject to any extension agreement or other supplemental agreements in respect of the term and interest rate, etc. of each particular contract to be concluded between your bank and the Credit Applicant in the course of performance of this Credit Agreement and any particular contract thereunder, without requiring future notice from your bank.
ARTICLE 7 WE, THE UNDERSIGNED AND SURETY FOR THE CREDIT APPLICANT HEREBY REPRESENTS AND WARRANTS WITH YOUR BANK:
7.1 That we, a legal person enterprise which is duly registered with appropriate authority for industry and commerce (registration no.: ______ ) upon approval by _________, and which is eligible for standing surety for others, or a not-for-profit institution with legal person status which is eligible for standing surety for others, agree to provide guarantee with the assets legally owned by us or to which we are entitled to disposal right, and undertake to perform any of the obligations prescribed herein;

7.2 That we are fully authorized or approved by superior authority/the Board of Directors as necessitated by issuance of this Guaranty Letter;
7.3 That issuance of this Guaranty Letter is the true representation of us under no misrepresentation or duress;
7.4 That we, the undersigned and surety for the Credit Applicant, agree to be held for the total guaranty liability (including equivalent in foreign currency) not more than the whole sum of our proprietary rights and interests;
7.5 That any and all financial statements as well as any other documents to be submitted by us to your bank are true, legally permitted for which the our legal representative or any other person in charge shall be held liable;
7.6 That we shall issue a guaranty confirmation upon request of your bank;
7.7 That we shall notify your bank of any change in the registration particulars with authority for industry and commerce, organization structure, operation mode or financial standing in respect of our company, which change may result in a change in our capacity to perform this guaranty letter, without delay;
7.8 That any assign or successor of us shall be bound by all the provisions contained herein. No assignment of any of our obligations hereunder may be made by us in the absence of the written consent from your bank;
ARTICLE 8 In case we fail to repay and satisfy any of the debts as required herein, your bank is entitled to withhold or deduct any such amount therefore out of any deposit account of us, until and unless any and all debts owed by the Credit Applicant under the Credit Agreement, and we have no objection to the aforesaid continuing obligation.
ARTICLE 9 During the whole life of this Guaranty Letter, no tolerance, grace period, or suspension to enforce any of the rights and interests or powers of your bank under the Credit Agreement or this Guaranty Letter, as may be granted by your bank in respect of any breach or delay on the part of us and/or the Credit Applicant may impair, affect, or limit any rights and interests, or powers of your bank as the creditor in accordance with this Guaranty Letter and related laws and regulations, nor shall be construed as the waiver by your bank of any right to take appropriate actions against any present or future breach of the Credit Applicant and/or us.

ARTICLE 10 This Guaranty Letter is governed by the laws of the People’s Republic of China, we hereby confirm that any dispute arising out of or in connection with the performance hereof shall be settled by such means applicable to dispute, as set out in the Credit Agreement.
ARTICLE 11 This Guaranty Letter shall enter into force upon signature by duly authorized signatory from us and common seal of us.
ARTICLE 12 This Guaranty Letter is made in _______ copies, each of your bank, the Credit Applicant, the surety as well as _______ etc. shall hold one (1) copy thereof.

The Surety(Common Seal):	Duly Authorized Signatory(Signature):
Tianjin Sheng Da Steel Mill Co.,Ltd. Wu Congfeng
Legal Address:
Deposit Bank:	Settlement Account of the Surety:
Tel:	Fax:

LOAN CONTRACT

CHINA MERCHANTS BANK
FEB 2004

Contract No.: [2005]Daizhidi55023
Parties to this Loan Contract:
The Lender: China Merchants Bank Tianjin Branch (hereinafter referred to as “Party A”)
Person in charge: Yang Yuehua
Position: President
Address: 55 North Youyi Road Hexi District, Tianjin
Tel:
And
The Borrower: Tianjin Daqiuzhuang Metal Sheet Co., Ltd. (hereinafter referred to as “Party B”)
Legal Representative: Yu Zuosheng
Position: Chairman of the Board
Address: Daqiuzhuang, Jinghai County, Tianjin
Tel:

WHEREAS, Party B has applied to Party A for a certain amount of loan for purpose of Working Capital.
WHEREAS, Party A agrees to extend such a loan after due process of examination.
NOW, THEREFORE, both Parties agree to enter into this Loan Contract based on the negotiation in regard thereto in accordance with relevant laws and regulations, subject to the terms and conditions to be set out hereinafter.

ARTICLE 1 TYPE OF LOAN

This Loan to be provided hereunder is Short Term Working Capital Loan.
ARTICLE 2 CURRENCY AND AMOUNT OF LOAN
The loan shall be provided in the currency of RMB and in the amount of Ten Million Yuan Only.
ARTICLE 3 LOAN PURPOSE
The loan hereunder shall be used for purpose of working capital only, no diversion for other purposes may be done without first obtaining written consent from Party A.
ARTICLE 4 LOAN TERM
The term of the loan is twelve (12) months, commencing from 31st Aug. 2005 and ending on 30th Aug. 2006. In case the date of the actual loan availability fails to coincide with the abovementioned starting date of the term, the dates shown in the loan receipt shall apply.
ARTICLE 5 INTEREST RATE AND INTEREST
5.1 Interest rate: The interest rate is agreed to be:_____(optional)
☐	Fixed interest rate: _______________________
☐	Floating interest rate:5.859%, to be adjusted on daily basis.
A penalty interest at the double rate of the aforesaid interest rate shall be charged on any part of loan the purpose of which is changed, appropriated or diverted for other purposes by Party B without permission from Party A, without excluding the accrued interest in the ordinary course. A penalty interest which 1.5 times that as aforementioned and elected, shall be charged on any part of loan not paid by Party B when due.
Appropriate interest shall be charged at the abovementioned penalty interest rate on any part of loan which is overdue or diverted for other purposes not prescribed herein as from the date of such due date or diversion of such part of loan, until the principal of the loan together with accrued interest is discharged in full.

In the case of any adjustment by the People’s Bank of China (hereinafter referred to as “PBC”) to the interest rate herein, the interest on the loan shall be calculated at the interest rate so adjusted.
5.2 Interest Calculation: the interest on the loan shall accrue as from the date of the actual availability to Party B and on the basis of number of days during which the loan is outstanding, as well as the actual amount of the loan extended hereunder, and the interest shall be computed on the 20th day of the last month of each applicable quarter.
5.3 Interest Settlement: Party B shall pay any and all accrued interest on the loan at each applicable interest computation date which accrued interest may be directly withheld or deducted by Party A from any deposit account of Party B. In case Party B fails to pay the accrued interest, Party A shall have the right to charge Party B a compound interest at the abovementioned penalty interest rate on any overdue interest accrued hereunder.
ARTICLE 6 SECURITY
6.1 Tianjin Sheng Da Steel Mill Co.,Ltd. and Baotou Shengda Industrial Co., Ltd. as named by Party B shall stand for surety for the principal, accrued interest thereon, as well as the any and all other costs in respect thereof hereunder both of the companies shall provide Party A with irrevocable guaranty letters, and/or
6.2 The mortgage (pledge) shall be provided for the loan hereunder by _______ company or ________ individual with the _________ owned or subject to legal disposal by the same, for which a mortgage or pledge contract is to be concluded by both parties.
ARTICLE 7 RIGHTS AND OBLIGATIONS OF PARTY B
7.1 Party B shall have the rights to be set out hereinafter:
7.1.1 To withdraw and use the whole of loan as agreed herein;
7.1.2 To deny any additional preconditions not stipulated herein;
7.1.3 To assign or transfer its debt to any third party upon consent of Party A;
7.2 Party B shall be under the following obligations:

7.2.1 To provide any documents and/or materials as required by Party A, as well as the information relating to all of its depository banks, accounts number and balance existing therein, and to provide assistance in any investigation, examination as well as inspection to be carried out by Party A in respect of the loan hereunder;
7.2.2 To be subject to reasonable supervision by Party A over Party B’s use of the credit loan, as well as supervision by the same over Party B’s production & operation and the financial activities;
7.2.3 To use the loan subject to the terms and conditions set out herein;
7.2.4 To repay and pay in full the principal of and accrued interest on the loan as scheduled herein;
7.2.5 To be subject to Party A’s prior written consent in the case of assignment or transfer of its debts hereunder, in whole or part, to any third party;
7.2.6 Upon any of the following cases, Party B is required to notify Party A promptly and to take reasonable security measures necessary for repayment or reimbursement in full of the principal of and accrued interest on the loan hereunder, as well as any and all other costs that may occur hereunder:
7.2.6.1 Substantial financial loss, assets loss or other financial crisis;
7.2.6.2 Provision of loan or stand surety, or provision of mortgage (pledge) with its own properties (rights), for purpose of any third party’s interest or protecting any third party from any loss;
7.2.6.3 Consolidation (M&A), division, reconstruction, joint venture (cooperative), transfer of property rights, stock reconstruction, etc;
7.2.6.4 Cease to carry out business, have its business license suspended or deregistered, apply by itself or others to be bankrupt, or dissolution, etc;
7.2.6.5 Its controlling shareholder or other affiliates experience substantial operation or financial crisis that may impair the ordinary operation thereof;
7.2.6.6 Conduct related transactions with its controlling shareholders or other affiliates that may be materially adverse to its ordinary operation;
7.2.6.7 Occurrence of any suit, arbitration, or criminal or administrative penalty that may be materially adverse to its operation or financial standing;

7.2.6.8 Occurrence of any breaking events that may affect its repayment capacity.
ARTICLE 8 RIGHTS AND OBLIGATIONS OF PARTY A
8.1 Party A shall have the following rights:
8.1.1 To require Party B to repay the principal of and accrued interest on the loan as scheduled herein;
8.1.2 To request Party B to provide materials relating to the loan hereunder;
8.1.3 To find out information in respect of Party B’s production & operation as well as financial activities;
8.1.4 To supervise the use by Party B of the loan hereunder;
8.1.5 To directly transfer and withhold the amount for repayment of the due principal of and accrued interest on the loan, out of any of Party B’s bank accounts;
8.1.6 To require Party B to repay the loan ahead of schedule or to suspend any part of loan that remains unused by Party B, in accordance with this Contract, in case Party B fails to perform any of its obligations hereunder;
8.1.7 To require Party B to repay promptly the principal of and accrued interest of the loan, as well as any other costs that may occur hereunder, or to transfer all of Party B’s debts hereunder to any assignee permitted by Party A, or to provide/increase any appropriate security or guaranty acceptable to Party A.
8.2 Party A shall be under the following obligations:
8.2.1 To extend the loan in accordance herewith;
8.2.2 To keep or maintain confidential any and all information in relation to Party B’s debts, finance, production, as well as operation, etc. except as otherwise provided for by related laws;
ARTICLE 9 PARTY HEREBY REPRESENTS AND WARRANTS TO PARTY A THAT:
9.1 Party B is an enterprise duly incorporated under the laws of the People’s Republic of China (hereinafter “PRC”) and existing legally, has the legal person status, as well as the full civil act capacity to sign and perform this Contract;
9.2 Party B has been fully authorized by the Board of Directors or any other authorities to sign and perform this Contract;

9.3 The documentation, materials as well as the vouchers to be provided by Party B in relation to Party B, surety, mortgagor (pledgor), as well as the mortgaged or pledged objects are true, accurate, complete and valid, free from any significant mistakes inconsistent with facts or any substantial omission;
9.4 At the time of signing this Contract, no suit, arbitration, criminal or administrative penalty that may be materially adverse to Party B or its principal property occur(s), nor may the same threaten(s) to occur during performance of this Contract, otherwise, Party B is required to notify Party A promptly;
9.5 To be in strict compliance with any applicable national laws and regulations in its operation, to strictly abide by the business scope prescribed by its Business License for Incorporated Enterprise in conducting business, as well as to go through enterprise (legal person) annual inspection & registration formalities in time;
9.6 To maintain or increase the current operation or management level to ensure the value preservation and appreciation of the existing assets, not to waive any due creditor rights, not to dispose of the existing principal property free or otherwise;
9.7 No significant event that suffice to prejudice the performance by Party B of any obligations hereunder exists at the time of signing this Contract.
ARTICLE 10 PREPAYMENT
10.1 Party B may request to repay the loan ahead of schedule, provided however a prior consent from Party A has been obtained;
10.2 In the case of any repayment ahead of schedule, the interest shall be computed and settled at the rate specified herein.
ARTICLE 11 LOAN EXTENSION
In case Party B is unable to repay the loan hereunder as scheduled and requests for an extension therefore, Party B shall submit an application for that purpose one month prior to the scheduled expiry date hereof; An Agreement on Loan Contract Extension shall be concluded by both Parties in case Party A consents to such intended extension after due process of examination, otherwise, this Contract shall remain in full force and effect. Party B is obliged to repay any part of loan used by Party B together with accrued interest, as provided herein.

ARTICLE 12 COSTS & EXPENSES
Any and all costs and expenses in respect hereof shall be borne by Party B in full, including those incurred in respect of the inquiry of creditworthiness, inspection, public notarization, etc. in connection herewith, attorney’s fee, suit costs as well as travel expense, etc. incurred by Party A in realizing its creditor’s rights in case Party B fails to repay the principal of and accrued interest on the loan hereunder and to reimburse the fees payable by Party B as scheduled, Party B hereby authorizes Party a to directly withhold any such amount out of Party B’s bank account, any deficiency existing after such withholding shall be reimbursed by Party B in full to Party A upon receipt of a notice requesting to do so from Party A without further need to provide any proof.
ARTICLE 13 BREACHING EVENTS AND SETTLEMENT
13.1 Any of the following shall be deemed a breach on the part of Party B:
13.1.1 The information provided by Party B to Party A is falsified or conceals significant facts, failure by Party B to assist Party A in investigation, examination as well as inspection, in breach of ARTICLE 7.2.1 hereof, Party B fails to make appropriate correction within a timeframe specified by Party A, the circumstances are rather serious;
13.1.2 Party B refuses to be subject to or shrugs off the supervision by Party A over the use of credit loan by Party B, related production & operation, as well as financial activities, in contravention of ARTICLE 7.2.2, the circumstances are serious;
13.1.3 Party B fails to use the loan for purposes described herein, in contravention of ARTICLE 7.2.3.
13.1.4 Party B fails to repay the principal of and accrued interest on the loan in full and as scheduled herein, as in contravention of ARTICLE 7.2.4 hereof;
13.1.5 Party B unilaterally assigns its debts hereunder to any third party that may prejudice Party A’s interests, as in contravention of ARTICLE 7.2.5 hereof;

13.1.6 Party B fails to notify Party A of any event set out in ARTICLE 7.2.6 in a timely manner, or Party B refuses to increase the security or guaranty for repayment of debts hereunder as required by Party A being aware of any such events described in ARTICLE 7.2.26 hereinabove, or any other events occurring on the part of Party B that may impair the safe recovery of the loan in the sole opinion of Party A;
13.1.7 Party A’s interest is impaired as a result of Party B’s act in contravention of ARTICLE 9.1, 9.2, and/or 9.4, or as a result of failure of Party B to make prompt correction as required by Party A;
13.1.8 Any other events occurring on the part of Party B that may prejudice the legitimate rights and interests of Party A in the sole opinion of the same;
13.2 Upon any of the following cases on the part of the surety hereunder that may affect the guaranty capacity of the surety as in the sole opinion of Party A, failure of the surety and/or Party B to exclude any adverse impact as a result thereof or increase or change the security or guaranty shall be deemed as a breach of Party B:
13.2.1 Occurrence of any of the cases similar to those set out in ARTICLE 7.2.6 hereof;
13.2.2 Conceals the capacity to stand surety or fails to be authorized by related authority at the time of issuance of the irrevocable guaranty letter;
13.2.3 Fails to go through annual inspection and registration formalities in a timely manner;
13.2.4 Neglect in management and recourse of any due creditor’s rights, or disposes of its principal property without compensation or otherwise.
13.3 Upon any of the following cases on the part of the Mortgagor (Pledgor) hereunder that may result in the failure of such mortgage (pledge) or value deficiency of the mortgaged or pledged objects, as in the sole opinion of Party A, failure of the Mortgagor (Pledgor) to exclude any adverse impact as a result thereof or failure of Party B to increase or change the security or guaranty, as required by Party A shall be deemed as a breach of Party B:
13.3.1 Has no title in or disposal rights of the mortgaged or pledged objects, or the title therein remain unclear;

13.3.2 Conceals the fact that the mortgaged or pledged objects are co-owned, have been leased out, have been sealed up, or have been in custody, etc.;
13.2.3 The Mortgagor, without the written consent from Party A, assigns, rents, remortgages, or otherwise disposes of the mortgaged objects;
13.2.4 A considerable appreciation in value of the mortgaged objects as a result of failure of the Mortgagor to take appropriate custody of, maintenance and repair on the mortgaged objects; or reduction in value of mortgaged objects as a result of act of the Mortgagor threatening the mortgaged objects; or the Mortgagor fails to procure insurance for the mortgaged objects as required by the Party A within the agreed upon mortgage term;
13.4 Upon any breaching events set out in 13.1, 13.2, as well as 13.3 hereinabove, Party A is entitled to elect to take any or several in combination of the following steps to which Party B shall refrain from making any objection:
13.4.1 Cease to provide any part of loan unused by Party B;
13.4.2 Reclaim the principal of the loan together with accrued interest, to the extent made available to Party B, as well as related expenses, ahead of schedule;
13.4.3 Directly withhold any amount out of the settlement account or other accounts of Party B, to repay the debts hereunder;
13.4.4 Exercise the recourse rights pursuant to this Contract.
ARTICLE 14 MODIFICATION AND TERMINATION OF CONTRACT
This Contract may be modified or terminated upon agreement between both Parties in writing. Prior to concluding of such written agreement, this Contract shall remain in full force and effect. Neither party hereto may modify, revise or terminate this Contract without consent and agreement of the other party.
ARTICLE 15 MISCELLANEOUS
15.1 During the whole life of this Contract, no tolerance, grace period, or suspension to enforce any of the rights and interests or powers of Party A hereunder, as may be granted by Party A to Party B in respect of any breach or delay on the part of Party B may impair, affect, or limit any rights and interests, or powers of Party A as the creditor in accordance with this Contract and related laws and regulations, nor shall be construed as the permission or recognition by Party A of any breach on the part of Party B, or as the waiver by Party A of any right to take appropriate actions against any present or future breach of Party B.

15.2 Party B shall perform any and all repayment obligations in disregard of the fact that this Contract, in whole or part, is determined null and void at law for whatsoever reasons, in such a case, Party A is entitled to terminate this Contract and promptly reclaim against Party B the principal of and accrued interest on the loan hereunder, as well as other related amounts.
15.3 Any notice and request to be made by either party hereunder shall be in writing. The telegraph and/or telex shall be deemed effectively given upon sending by Party A, and the communication shall be deemed effectively given upon being delivered to appropriate post office by Party A.
15.4 The loan receipt as well as any written supplemental agreement between both Parties on any issue not defined herein or on revision of this Contract shall be attached as appendices to this Contract and constitute integral parts hereof.
ARTICLE 16 GOVERNING LAW AND DISPUTE RESOLUTION
16.1 The formation, interpretation, as well as dispute resolution in respect of this Contract shall be governed by the laws of the People’s Republic of China, the rights and interests of both parties hereto shall be under protection of the same.
16.2 Any dispute arising out of or in connection with the performance of this Contract shall be settled by friendly negotiation between both Parties, in case of no successful settlement therefrom, either party may elect to: 16.1 (optional, either 16.2.1 or 16.2.2)
16.2.1 Lodge an action with the people’s court at the place where Party A resides; or
16.2.2 Submit to _____________ Arbitration Committee for determination in accordance with rules and procedures then currently in force.
16.3 Once appropriate public notarization is completed which gives rise to the enforceability of this Contract, Party A may directly apply to any People’s Court having appropriate jurisdiction thereover to enforce this Contract for purpose of recovering any due and payable debts hereunder.

ARTICLE 17 EFFECTIVENESS
17.1 This Contract shall enter into and remain in force conditional upon the signature, common seal by duly authorized representatives of both parties, as well as upon completion of the formalities for security or guaranty as set forth in ARTICLE 6 hereof, until any and all principal of and the accrued interest on the loan, as well as any other costs in respect thereof are paid up.
17.2 This Contract is made in four copies being equally authentic. Party A holds two (2) copies thereof, each of Party B and _____ holds one (1) copies thereof.

[Below is intentionally left blank]
Party A(Common Seal):	Party B(Common Seal):

Duly Authorized Signatory:	Duly Authorized Signatory:

Date:	Date: 31st Aug. 2005

IRREVOCABLE GUARANTY LETTER
(Prepared in Dec. 2001)

In Favor of China Merchants Bank Tianjin Branch

WHEREAS, your bank has entered into a Loan Contract with the no. [2005] daizhidi 55023 with Tianjin Daqiuzhuang Metal Sheet Co., Ltd. (hereinafter “the Borrower”) on 31st Aug. 2005 whereby a loan in the sum of RMB Ten Million Yuan only is to be extended for a term of twelve months.
NOW THEREFORE, we, the undersigned and surety for the Borrower, hereby agree to issue this Guaranty Letter with joint and several liabilities for all the debts owed by the Borrower to your bank, subject to the terms and conditions set forth hereinafter.

ARTICLE 1 The scope of the suretyship offered by us hereunder covers any all debts created under the Loan Contract, including the principal of the loan in the amount of RMB Ten Million Yuan offered by your bank to the Borrower in accordance with the Loan Contract, together with appropriate accrued interest, penalty interest, fine for breach, as well as any and all other costs and expenses in respect thereof.
ARTICLE 2 We, the undersigned and the surety for the Borrower, hereby acknowledge to be jointly and severally liable, whether economically or legally, for any debts owed by the Borrowers, provided such debts shall be within the surety scope as set out in ARTICLE 2 hereinabove. Your bank is entitled to directly make recourse against us without having to first make recourse or institute actions against the Borrower in case the Borrower fails to repay or pay in a timely manner and in accordance with the Loan Contract and/or any other particular contract, if any, the principal of the loan and/or any amount paid by your bank for the Borrower, or any related expenses, or in the case of any breaching event as may be set out in the Loan Contract and/or any other particular contract, if any. In disregard to any mortgage or pledge established additionally to ensure the timely satisfaction or repayment of any debt owed by the Borrower to your bank under the Loan Contract, your bank is also entitled to directly make recourse against us for all the amounts of debts, without having to first enforcement of such mortgaged or pledged objects.

We agree to be absolutely subject to any Claim Notice to be issued by you which is final. We further agree to repay and satisfy any and all debts owed by the Borrower under the Loan Contract in full within five days upon receipt of such Claim Notice for which your bank is not obliged to provide any proof or documents.
ARTICLE 3 This Guaranty Letter is independent, continuously effective, irrevocable and unconditional, in no event shall be affected by the Loan Contract and/or any particular contract, nor shall be affected by any agreement or document concluded between the Borrower and any unit. This Guaranty Letter shall remain unchanged in the event of any fraudulent act, reorganization, cease to carry out business, dissolution, liquidation, bankruptcy, etc. on the part of the Borrower for whatsoever reasons. The liability to be taken by us as the surety hereunder may not be released or exempted by reason of any order received, change in our financial standing, or any agreement entered into with any unit or individual.
The liability to be taken by us as the surety hereunder may not be affected by virtue of cease to provide any unused part of loan and/or recovery of the extended loan in advance, by your bank in accordance with ARTICLE 13 of the Loan Contract.
ARTICLE 4 We, the undersigned and surety for the Borrower, hereby acknowledge and undertakes to be bound by and subject to any extension agreement or other supplemental agreements in respect of the term and interest rate, etc. of the Loan Contract between your bank and the Borrower in the course of performance of the same, without requiring future notice from your bank.
ARTICLE 5 The suretyship duration hereunder shall be as from the expiry date of each loan as may be extended under the Loan Contract or as from the same date of the second year following the expiry date of the Loan Contract.
ARTICLE 6 WE, THE UNDERSIGNED AND SURETY FOR THE BORROWER, HEREBY REPRESENTS AND WARRANTS WITH YOUR BANK:

6.1 That we, a legal person enterprise which is duly registered with appropriate authority for industry and commerce (registration no.: ______ ) upon approval by _________, and which is eligible for standing surety for others, or a not-for-profit institution with legal person status which is eligible for standing surety for others, agree to provide guarantee with the assets legally owned by us or to which we are entitled to disposal right, and undertake to perform any of the obligations prescribed herein;
6.2 That issuance of this Guaranty Letter is the true representation of us under no misrepresentation or duress;
6.3 That we are fully authorized or approved by superior authority/the Board of Directors as necessitated by issuance of this Guaranty Letter;
6.4 That any and all financial statements as well as any other documents to be submitted by us to your bank are true, legally permitted for which the our legal representative or any other person in charge shall be held liable;
6.5 That we shall issue a guaranty confirmation upon request of your bank;
6.6 That we, the undersigned and surety for the Borrower, agree to be held for the total guaranty liability (including equivalent in foreign currency) not more than the whole sum of our proprietary rights and interests;
6.7 That we shall notify your bank of any change in the registration particulars with authority for industry and commerce, organization structure, operation mode or financial standing in respect of our company, which change may result in a change in our capacity to perform this guaranty letter, without delay;
6.8 That your bank is hereby authorized to withhold or deduct any such amount therefore out of any deposit account of us, until and unless any and all debts, as well as any other expenses, as long as owed by the Borrower under the Loan Contract, and we shall be absolutely subject to the aforesaid continuing obligation;
6.9 That any assign or successor of us shall be bound by all the provisions contained herein. No assignment of any of our obligations hereunder may be made by us in the absence of the written consent from your bank;
ARTICLE 7 This Guaranty Letter is governed by the laws of the People’s Republic of China, we hereby confirm that any dispute arising out of or in connection with the performance hereof shall be settled by such means applicable to dispute resolution, as set out in the Loan Contract.

Once appropriate public notarization is completed which gives rise to the enforceability of the Loan Contract and this Guaranty Letter, we hereby agree that any creditor receiving no repayment is entitled to directly apply to any People’s Court having appropriate jurisdiction thereover to enforce the Loan Contract and/or this Guaranty Letter, for purpose of recovering any due and payable debts hereunder.
ARTICLE 8 This Guaranty Letter is made in three (3) copies, each of the Lender, the Borrower as well as the surety shall hold one copy thereof.
This Guaranty Letter shall enter into force upon signature and common seal by the surety hereunder.

The Surety (Common Seal):	Duly Authorized Signatory (Signature):
Wu Congfeng
Address: Daqiuzhuang Town, Jinghai County, Tianjin	Tel:
Major Deposit Bank & A/c No.:	Date: 21st Aug. 2005

IRREVOCABLE GUARANTY LETTER
(Prepared in Dec. 2001)

In Favor of China Merchants Bank Tianjin Branch

WHEREAS, your bank has entered into a Loan Contract with the no. [2005] daizhidi 55023 with Tianjin Daqiuzhuang Metal Sheet Co., Ltd. (hereinafter “the Borrower”) on 31st Aug. 2005 whereby a loan in the sum of RMB Ten Million Yuan only is to be extended for a term of twelve months.
NOW THEREFORE, we, the undersigned and surety for the Borrower, hereby agree to issue this Guaranty Letter with joint and several liabilities for all the debts owed by the Borrower to your bank, subject to the terms and conditions set forth hereinafter.

ARTICLE 1 The scope of the suretyship offered by us hereunder covers any all debts created under the Loan Contract, including the principal of the loan in the amount of RMB Ten Million Yuan offered by your bank to the Borrower in accordance with the Loan Contract, together with appropriate accrued interest, penalty interest, fine for breach, as well as any and all other costs and expenses in respect thereof.
ARTICLE 2 We, the undersigned and the surety for the Borrower, hereby acknowledge to be jointly and severally liable, whether economically or legally, for any debts owed by the Borrowers, provided such debts shall be within the surety scope as set out in ARTICLE 2 hereinabove. Your bank is entitled to directly make recourse against us without having to first make recourse or institute actions against the Borrower in case the Borrower fails to repay or pay in a timely manner and in accordance with the Loan Contract and/or any other particular contract, if any, the principal of the loan and/or any amount paid by your bank for the Borrower, or any related expenses, or in the case of any breaching event as may be set out in the Loan Contract and/or any other particular contract, if any. In disregard to any mortgage or pledge established additionally to ensure the timely satisfaction or repayment of any debt owed by the Borrower to your bank under the Loan Contract, your bank is also entitled to directly make recourse against us for all the amounts of debts, without having to first enforcement of such mortgaged or pledged objects.

We agree to be absolutely subject to any Claim Notice to be issued by you which is final. We further agree to repay and satisfy any and all debts owed by the Borrower under the Loan Contract in full within five days upon receipt of such Claim Notice for which your bank is not obliged to provide any proof or documents.
ARTICLE 3 This Guaranty Letter is independent, continuously effective, irrevocable and unconditional, in no event shall be affected by the Loan Contract and/or any particular contract, nor shall be affected by any agreement or document concluded between the Borrower and any unit. This Guaranty Letter shall remain unchanged in the event of any fraudulent act, reorganization, cease to carry out business, dissolution, liquidation, bankruptcy, etc. on the part of the Borrower for whatsoever reasons. The liability to be taken by us as the surety hereunder may not be released or exempted by reason of any order received, change in our financial standing, or any agreement entered into with any unit or individual.
The liability to be taken by us as the surety hereunder may not be affected by virtue of cease to provide any unused part of loan and/or recovery of the extended loan in advance, by your bank in accordance with ARTICLE 13 of the Loan Contract.
ARTICLE 4 We, the undersigned and surety for the Borrower, hereby acknowledge and undertakes to be bound by and subject to any extension agreement or other supplemental agreements in respect of the term and interest rate, etc. of the Loan Contract between your bank and the Borrower in the course of performance of the same, without requiring future notice from your bank.
ARTICLE 5 The suretyship duration hereunder shall be as from the expiry date of each loan as may be extended under the Loan Contract or as from the same date of the second year following the expiry date of the Loan Contract.
ARTICLE 6 WE, THE UNDERSIGNED AND SURETY FOR THE BORROWER, HEREBY REPRESENTS AND WARRANTS WITH YOUR BANK:

6.1 That we, a legal person enterprise which is duly registered with appropriate authority for industry and commerce (registration no.: ______ ) upon approval by _________, and which is eligible for standing surety for others, or a not-for-profit institution with legal person status which is eligible for standing surety for others, agree to provide guarantee with the assets legally owned by us or to which we are entitled to disposal right, and undertake to perform any of the obligations prescribed herein;
6.2 That issuance of this Guaranty Letter is the true representation of us under no misrepresentation or duress;
6.3 That we are fully authorized or approved by superior authority/the Board of Directors as necessitated by issuance of this Guaranty Letter;
6.4 That any and all financial statements as well as any other documents to be submitted by us to your bank are true, legally permitted for which the our legal representative or any other person in charge shall be held liable;
6.5 That we shall issue a guaranty confirmation upon request of your bank;
6.6 That we, the undersigned and surety for the Borrower, agree to be held for the total guaranty liability (including equivalent in foreign currency) not more than the whole sum of our proprietary rights and interests;
6.7 That we shall notify your bank of any change in the registration particulars with authority for industry and commerce, organization structure, operation mode or financial standing in respect of our company, which change may result in a change in our capacity to perform this guaranty letter, without delay;
6.8 That your bank is hereby authorized to withhold or deduct any such amount therefore out of any deposit account of us, until and unless any and all debts, as well as any other expenses, as long as owed by the Borrower under the Loan Contract, and we shall be absolutely subject to the aforesaid continuing obligation;
6.9 That any assign or successor of us shall be bound by all the provisions contained herein. No assignment of any of our obligations hereunder may be made by us in the absence of the written consent from your bank;
ARTICLE 7 This Guaranty Letter is governed by the laws of the People’s Republic of China, we hereby confirm that any dispute arising out of or in connection with the performance hereof shall be settled by such means applicable to dispute resolution, as set out in the Loan Contract.

Once appropriate public notarization is completed which gives rise to the enforceability of the Loan Contract and this Guaranty Letter, we hereby agree that any creditor receiving no repayment is entitled to directly apply to any People’s Court having appropriate jurisdiction thereover to enforce the Loan Contract and/or this Guaranty Letter, for purpose of recovering any due and payable debts hereunder.
ARTICLE 8 This Guaranty Letter is made in three (3) copies, each of the Lender, the Borrower as well as the surety shall hold one copy thereof.
This Guaranty Letter shall enter into force upon signature and common seal by the surety hereunder.

The Surety (Common Seal):	Duly Authorized Signatory (Signature):
Zhang Yuqing
Address: Daqiuzhuang Town, Jinghai County, Tianjin	Tel:
Major Deposit Bank & A/c No.:	Date: 31st Aug. 2005

For Letter of Guarantee

NO.: 2005 daizi No.: 55023

To: Tianjin branch Merchant Bank
We, the enterprise authorized by                with legal person qualification and business license, would like to provide guarantee to Renminbi (currency) 10,000,000 Yuan under 2005 daizi No.: 55023 loan contract/ credit extension contract signed on Aug. 31, 2005 by Tianjin Daqiuzhuang Metal Sheet Co., Ltd. (Borrower) and your bank. Whereas, we confirmed that the Irrevocable Letter of Guarantee issued on Aug. 31, 2005 to your bank is truthful, and we would take all responsibilities to the articles under the letter of guarantee.

Guarantor (common seal): Tianjin Sheng Da Steel Mill Co.,Ltd.
Present guarantee.
Authorized representative: Wu Congfeng

Aug 31, 2005

For Letter of Guarantee

NO.: 2005 daizi No.: 55023

To: Tianjin branch Merchant Bank
We, the enterprise authorized by                with legal person qualification and business license, would like to provide guarantee to Renminbi (currency) 10,000,000 Yuan under 2005 daizi No.: 55023 loan contract / credit extension contract signed on Aug. 31, 2005 by Tianjin Daqiuzhuang Metal Sheet Co., Ltd. (Borrower) and your bank. Whereas, we confirmed that the Irrevocable Letter of Guarantee issued on Aug. 31, 2005 to your bank is truthful, and we would take all responsibilities to the articles under the letter of guarantee.

Guarantor (common seal):
Present guarantee.
Authorized representative:

Aug 31, 2005

LOAN CONTRACT

CHINA MERCHANTS BANK
FEB 2004

 Contract No.: [2005]Daizhidi55033
Parties to this Loan Contract:
The Lender: China Merchants Bank Tianjin Branch (hereinafter referred to as “Party A”)
Person in charge: Yang Yuehua
Position: President
Address: 55 North Youyi Road Hexi District, Tianjin
Tel:
And
The Borrower: Tianjin Daqiuzhuang Metal Sheet Co., Ltd. (hereinafter referred to as “Party B”)
Legal Representative: Yu Zuosheng
Position: Chairman of the Board
Address: Daqiuzhuang, Jinghai County, Tianjin
Tel:

WHEREAS, Party B has applied to Party A for a certain amount of loan for purpose of Working Capital.
WHEREAS, Party A agrees to extend such a loan after due process of examination.
NOW, THEREFORE, both Parties agree to enter into this Loan Contract based on the negotiation in regard thereto in accordance with relevant laws and regulations, subject to the terms and conditions to be set out hereinafter.

ARTICLE 1 TYPE OF LOAN

This Loan to be provided hereunder is Working Capital Loan.
ARTICLE 2 CURRENCY AND AMOUNT OF LOAN
The loan shall be provided in the currency of RMB and in the amount of Fifteen Million Yuan Only.
ARTICLE 3 LOAN PURPOSE
The loan hereunder shall be used for purpose of working capital only, no diversion for other purposes may be done without first obtaining written consent from Party A.
ARTICLE 4 LOAN TERM
The term of the loan is twelve (12) months, commencing from 29th Sept. 2005 and ending on 28th Sept. 2006. In case the date of the actual loan availability fails to coincide with the abovementioned starting date of the term, the dates shown in the loan receipt shall apply.
ARTICLE 5 INTEREST RATE AND INTEREST
5.1 Interest rate: The interest rate is agreed to be:_____(optional)
☐	Fixed interest rate: _______________________
☐	Floating interest rate:5.859%, to be adjusted on daily basis.
A penalty interest at the double rate of the aforesaid interest rate shall be charged on any part of loan the purpose of which is changed, appropriated or diverted for other purposes by Party B without permission from Party A, without excluding the accrued interest in the ordinary course. A penalty interest which 1.5 times that as aforementioned and elected, shall be charged on any part of loan not paid by Party B when due.
Appropriate interest shall be charged at the abovementioned penalty interest rate on any part of loan which is overdue or diverted for other purposes not prescribed herein as from the date of such due date or diversion of such part of loan, until the principal of the loan together with accrued interest is discharged in full.

In the case of any adjustment by the People’s Bank of China (hereinafter referred to as “PBC”) to the interest rate herein, the interest on the loan shall be calculated at the interest rate so adjusted.
5.2 Interest Calculation: the interest on the loan shall accrue as from the date of the actual availability to Party B and on the basis of number of days during which the loan is outstanding, as well as the actual amount of the loan extended hereunder, and the interest shall be computed on the 20th day of the last month of each applicable quarter.
5.3 Interest Settlement: Party B shall pay any and all accrued interest on the loan at each applicable interest computation date which accrued interest may be directly withheld or deducted by Party A from any deposit account of Party B. In case Party B fails to pay the accrued interest, Party A shall have the right to charge Party B a compound interest at the abovementioned penalty interest rate on any overdue interest accrued hereunder.
ARTICLE 6 SECURITY
6.1 Tianjin Sheng Da Steel Mill Co.,Ltd. and Baotou Shengda Industrial Co., Ltd. as named by Party B shall stand for surety for the principal, accrued interest thereon, as well as the any and all other costs in respect thereof hereunder both of the companies shall provide Party A with irrevocable guaranty letters, and/or
6.2 The mortgage (pledge) shall be provided for the loan hereunder by _______ company or ________ individual with the _________ owned or subject to legal disposal by the same, for which a mortgage or pledge contract is to be concluded by both parties.
ARTICLE 7 RIGHTS AND OBLIGATIONS OF PARTY B
7.1 Party B shall have the rights to be set out hereinafter:
7.1.1 To withdraw and use the whole of loan as agreed herein;
7.1.2 To deny any additional preconditions not stipulated herein;
7.1.3 To assign or transfer its debt to any third party upon consent of Party A;
7.2 Party B shall be under the following obligations:

7.2.1 To provide any documents and/or materials as required by Party A, as well as the information relating to all of its depository banks, accounts number and balance existing therein, and to provide assistance in any investigation, examination as well as inspection to be carried out by Party A in respect of the loan hereunder;
7.2.2 To be subject to reasonable supervision by Party A over Party B’s use of the credit loan, as well as supervision by the same over Party B’s production & operation and the financial activities;
7.2.3 To use the loan subject to the terms and conditions set out herein;
7.2.4 To repay and pay in full the principal of and accrued interest on the loan as scheduled herein;
7.2.5 To be subject to Party A’s prior written consent in the case of assignment or transfer of its debts hereunder, in whole or part, to any third party;
7.2.6 Upon any of the following cases, Party B is required to notify Party A promptly and to take reasonable security measures necessary for repayment or reimbursement in full of the principal of and accrued interest on the loan hereunder, as well as any and all other costs that may occur hereunder:
7.2.6.1 Substantial financial loss, assets loss or other financial crisis;
7.2.6.2 Provision of loan or stand surety, or provision of mortgage (pledge) with its own properties (rights), for purpose of any third party’s interest or protecting any third party from any loss;
7.2.6.3 Consolidation (M&A), division, reconstruction, joint venture (cooperative), transfer of property rights, stock reconstruction, etc;
7.2.6.4 Cease to carry out business, have its business license suspended or deregistered, apply by itself or others to be bankrupt, or dissolution, etc;
7.2.6.5 Its controlling shareholder or other affiliates experience substantial operation or financial crisis that may impair the ordinary operation thereof;
7.2.6.6 Conduct related transactions with its controlling shareholders or other affiliates that may be materially adverse to its ordinary operation;
7.2.6.7 Occurrence of any suit, arbitration, or criminal or administrative penalty that may be materially adverse to its operation or financial standing;

7.2.6.8 Occurrence of any breaking events that may affect its repayment capacity.
ARTICLE 8 RIGHTS AND OBLIGATIONS OF PARTY A
8.1 Party A shall have the following rights:
8.1.1 To require Party B to repay the principal of and accrued interest on the loan as scheduled herein;
8.1.2 To request Party B to provide materials relating to the loan hereunder;
8.1.3 To find out information in respect of Party B’s production & operation as well as financial activities;
8.1.4 To supervise the use by Party B of the loan hereunder;
8.1.5 To directly transfer and withhold the amount for repayment of the due principal of and accrued interest on the loan, out of any of Party B’s bank accounts;
8.1.6 To require Party B to repay the loan ahead of schedule or to suspend any part of loan that remains unused by Party B, in accordance with this Contract, in case Party B fails to perform any of its obligations hereunder;
8.1.7 To require Party B to repay promptly the principal of and accrued interest of the loan, as well as any other costs that may occur hereunder, or to transfer all of Party B’s debts hereunder to any assignee permitted by Party A, or to provide/increase any appropriate security or guaranty acceptable to Party A.
8.2 Party A shall be under the following obligations:
8.2.1 To extend the loan in accordance herewith;
8.2.2 To keep or maintain confidential any and all information in relation to Party B’s debts, finance, production, as well as operation, etc. except as otherwise provided for by related laws;
ARTICLE 9 PARTY HEREBY REPRESENTS AND WARRANTS TO PARTY A THAT:
9.1 Party B is an enterprise duly incorporated under the laws of the People’s Republic of China (hereinafter “PRC”) and existing legally, has the legal person status, as well as the full civil act capacity to sign and perform this Contract;
9.2 Party B has been fully authorized by the Board of Directors or any other authorities to sign and perform this Contract;

9.3 The documentation, materials as well as the vouchers to be provided by Party B in relation to Party B, surety, mortgagor (pledgor), as well as the mortgaged or pledged objects are true, accurate, complete and valid, free from any significant mistakes inconsistent with facts or any substantial omission;
9.4 At the time of signing this Contract, no suit, arbitration, criminal or administrative penalty that may be materially adverse to Party B or its principal property occur(s), nor may the same threaten(s) to occur during performance of this Contract, otherwise, Party B is required to notify Party A promptly;
9.5 To be in strict compliance with any applicable national laws and regulations in its operation, to strictly abide by the business scope prescribed by its Business License for Incorporated Enterprise in conducting business, as well as to go through enterprise (legal person) annual inspection & registration formalities in time;
9.6 To maintain or increase the current operation or management level to ensure the value preservation and appreciation of the existing assets, not to waive any due creditor rights, not to dispose of the existing principal property free or otherwise;
9.7 No significant event that suffice to prejudice the performance by Party B of any obligations hereunder exists at the time of signing this Contract.
ARTICLE 10 PREPAYMENT
10.1 Party B may request to repay the loan ahead of schedule, provided however a prior consent from Party A has been obtained;
10.2 In the case of any repayment ahead of schedule, the interest shall be computed and settled at the rate specified herein.
ARTICLE 11 LOAN EXTENSION
In case Party B is unable to repay the loan hereunder as scheduled and requests for an extension therefore, Party B shall submit an application for that purpose one month prior to the scheduled expiry date hereof; An Agreement on Loan Contract Extension shall be concluded by both Parties in case Party A consents to such intended extension after due process of examination, otherwise, this Contract shall remain in full force and effect. Party B is obliged to repay any part of loan used by Party B together with accrued interest, as provided herein.

ARTICLE 12 COSTS & EXPENSES
Any and all costs and expenses in respect hereof shall be borne by Party B in full, including those incurred in respect of the inquiry of creditworthiness, inspection, public notarization, etc. in connection herewith, attorney’s fee, suit costs as well as travel expense, etc. incurred by Party A in realizing its creditor’s rights in case Party B fails to repay the principal of and accrued interest on the loan hereunder and to reimburse the fees payable by Party B as scheduled, Party B hereby authorizes Party a to directly withhold any such amount out of Party B’s bank account, any deficiency existing after such withholding shall be reimbursed by Party B in full to Party A upon receipt of a notice requesting to do so from Party A without further need to provide any proof.
ARTICLE 13 BREACHING EVENTS AND SETTLEMENT
13.1 Any of the following shall be deemed a breach on the part of Party B:
13.1.1 The information provided by Party B to Party A is falsified or conceals significant facts, failure by Party B to assist Party A in investigation, examination as well as inspection, in breach of ARTICLE 7.2.1 hereof, Party B fails to make appropriate correction within a timeframe specified by Party A, the circumstances are rather serious;
13.1.2 Party B refuses to be subject to or shrugs off the supervision by Party A over the use of credit loan by Party B, related production & operation, as well as financial activities, in contravention of ARTICLE 7.2.2, the circumstances are serious;
13.1.3 Party B fails to use the loan for purposes described herein, in contravention of ARTICLE 7.2.3.
13.1.4 Party B fails to repay the principal of and accrued interest on the loan in full and as scheduled herein, as in contravention of ARTICLE 7.2.4 hereof;
13.1.5 Party B unilaterally assigns its debts hereunder to any third party that may prejudice Party A’s interests, as in contravention of ARTICLE 7.2.5 hereof;

13.1.6 Party B fails to notify Party A of any event set out in ARTICLE 7.2.6 in a timely manner, or Party B refuses to increase the security or guaranty for repayment of debts hereunder as required by Party A being aware of any such events described in ARTICLE 7.2.26 hereinabove, or any other events occurring on the part of Party B that may impair the safe recovery of the loan in the sole opinion of Party A;
13.1.7 Party A’s interest is impaired as a result of Party B’s act in contravention of ARTICLE 9.1, 9.2, and/or 9.4, or as a result of failure of Party B to make prompt correction as required by Party A;
13.1.8 Any other events occurring on the part of Party B that may prejudice the legitimate rights and interests of Party A in the sole opinion of the same;
13.2 Upon any of the following cases on the part of the surety hereunder that may affect the guaranty capacity of the surety as in the sole opinion of Party A, failure of the surety and/or Party B to exclude any adverse impact as a result thereof or increase or change the security or guaranty shall be deemed as a breach of Party B:
13.2.1 Occurrence of any of the cases similar to those set out in ARTICLE 7.2.6 hereof;
13.2.2 Conceals the capacity to stand surety or fails to be authorized by related authority at the time of issuance of the irrevocable guaranty letter;
13.2.3 Fails to go through annual inspection and registration formalities in a timely manner;
13.2.4 Neglect in management and recourse of any due creditor’s rights, or disposes of its principal property without compensation or otherwise.
13.3 Upon any of the following cases on the part of the Mortgagor (Pledgor) hereunder that may result in the failure of such mortgage (pledge) or value deficiency of the mortgaged or pledged objects, as in the sole opinion of Party A, failure of the Mortgagor (Pledgor) to exclude any adverse impact as a result thereof or failure of Party B to increase or change the security or guaranty, as required by Party A shall be deemed as a breach of Party B:
13.3.1 Has no title in or disposal rights of the mortgaged or pledged objects, or the title therein remain unclear;

13.3.2 Conceals the fact that the mortgaged or pledged objects are co-owned, have been leased out, have been sealed up, or have been in custody, etc.;
13.2.3 The Mortgagor, without the written consent from Party A, assigns, rents, remortgages, or otherwise disposes of the mortgaged objects;
13.2.4 A considerable appreciation in value of the mortgaged objects as a result of failure of the Mortgagor to take appropriate custody of, maintenance and repair on the mortgaged objects; or reduction in value of mortgaged objects as a result of act of the Mortgagor threatening the mortgaged objects; or the Mortgagor fails to procure insurance for the mortgaged objects as required by the Party A within the agreed upon mortgage term;
13.4 Upon any breaching events set out in 13.1, 13.2, as well as 13.3 hereinabove, Party A is entitled to elect to take any or several in combination of the following steps to which Party B shall refrain from making any objection:
13.4.1 Cease to provide any part of loan unused by Party B;
13.4.2 Reclaim the principal of the loan together with accrued interest, to the extent made available to Party B, as well as related expenses, ahead of schedule;
13.4.3 Directly withhold any amount out of the settlement account or other accounts of Party B, to repay the debts hereunder;
13.4.4 Exercise the recourse rights pursuant to this Contract.
ARTICLE 14 MODIFICATION AND TERMINATION OF CONTRACT
This Contract may be modified or terminated upon agreement between both Parties in writing. Prior to concluding of such written agreement, this Contract shall remain in full force and effect. Neither party hereto may modify, revise or terminate this Contract without consent and agreement of the other party.
ARTICLE 15 MISCELLANEOUS
15.1 During the whole life of this Contract, no tolerance, grace period, or suspension to enforce any of the rights and interests or powers of Party A hereunder, as may be granted by Party A to Party B in respect of any breach or delay on the part of Party B may impair, affect, or limit any rights and interests, or powers of Party A as the creditor in accordance with this Contract and related laws and regulations, nor shall be construed as the permission or recognition by Party A of any breach on the part of Party B, or as the waiver by Party A of any right to take appropriate actions against any present or future breach of Party B.

15.2 Party B shall perform any and all repayment obligations in disregard of the fact that this Contract, in whole or part, is determined null and void at law for whatsoever reasons, in such a case, Party A is entitled to terminate this Contract and promptly reclaim against Party B the principal of and accrued interest on the loan hereunder, as well as other related amounts.
15.3 Any notice and request to be made by either party hereunder shall be in writing. The telegraph and/or telex shall be deemed effectively given upon sending by Party A, and the communication shall be deemed effectively given upon being delivered to appropriate post office by Party A.
15.4 The loan receipt as well as any written supplemental agreement between both Parties on any issue not defined herein or on revision of this Contract shall be attached as appendices to this Contract and constitute integral parts hereof.
ARTICLE 16 GOVERNING LAW AND DISPUTE RESOLUTION
16.1 The formation, interpretation, as well as dispute resolution in respect of this Contract shall be governed by the laws of the People’s Republic of China, the rights and interests of both parties hereto shall be under protection of the same.
16.2 Any dispute arising out of or in connection with the performance of this Contract shall be settled by friendly negotiation between both Parties, in case of no successful settlement therefrom, either party may elect to: 16.1 (optional, either 16.2.1 or 16.2.2)
16.2.1 Lodge an action with the people’s court at the place where Party A resides; or
16.2.2 Submit to _____________ Arbitration Committee for determination in accordance with rules and procedures then currently in force.
16.3 Once appropriate public notarization is completed which gives rise to the enforceability of this Contract, Party A may directly apply to any People’s Court having appropriate jurisdiction thereover to enforce this Contract for purpose of recovering any due and payable debts hereunder.

ARTICLE 17 EFFECTIVENESS
17.1 This Contract shall enter into and remain in force conditional upon the signature, common seal by duly authorized representatives of both parties, as well as upon completion of the formalities for security or guaranty as set forth in ARTICLE 6 hereof, until any and all principal of and the accrued interest on the loan, as well as any other costs in respect thereof are paid up.
17.2 This Contract is made in four copies being equally authentic. Party A holds two (2) copies thereof, each of Party B and _____ holds one (1) copies thereof.

[Below is intentionally left blank]

Party A(Common Seal):	Party B(Common Seal):

Duly Authorized Signatory:	Duly Authorized Signatory:

Date: 29th Sept.2005	Date: 29th Sept.2005

IRREVOCABLE GUARANTY LETTER
(Prepared in Dec. 2001)

In Favor of China Merchants Bank Tianjin Branch

WHEREAS, your bank has entered into a Loan Contract with the no. [2005] daizhidi 55033 with Tianjin Daqiuzhuang Metal Sheet Co., Ltd. (hereinafter “the Borrower”) on 29th Sept. 2005 whereby a loan in the sum of RMB Fifteen Million Yuan Only is extended for a term of twelve months.
NOW THEREFORE, we, the undersigned and surety for the Borrower, hereby agree to issue this Guaranty Letter with joint and several liabilities for all the debts owed by the Borrower to your bank, subject to the terms and conditions set forth hereinafter.

ARTICLE 1 The scope of the suretyship offered by us hereunder covers any all debts created under the Loan Contract, including the principal of the loan in the amount of RMB Fifteen Million Yuan offered by your bank to the Borrower in accordance with the Loan Contract, together with appropriate accrued interest, penalty interest, fine for breach, as well as any and all other costs and expenses in respect thereof.
ARTICLE 2 We, the undersigned and the surety for the Borrower, hereby acknowledge to be jointly and severally liable, whether economically or legally, for any debts owed by the Borrowers, provided such debts shall be within the surety scope as set out in ARTICLE 2 hereinabove. Your bank is entitled to directly make recourse against us without having to first make recourse or institute actions against the Borrower in case the Borrower fails to repay or pay in a timely manner and in accordance with the Loan Contract and/or any other particular contract, if any, the principal of the loan and/or any amount paid by your bank for the Borrower, or any related expenses, or in the case of any breaching event as may be set out in the Loan Contract and/or any other particular contract, if any. In disregard to any mortgage or pledge established additionally to ensure the timely satisfaction or repayment of any debt owed by the Borrower to your bank under the Loan Contract, your bank is also entitled to directly make recourse against us for all the amounts of debts, without having to first enforcement of such mortgaged or pledged objects.

We agree to be absolutely subject to any Claim Notice to be issued by you which is final. We further agree to repay and satisfy any and all debts owed by the Borrower under the Loan Contract in full within five days upon receipt of such Claim Notice for which your bank is not obliged to provide any proof or documents.
ARTICLE 3 This Guaranty Letter is independent, continuously effective, irrevocable and unconditional, in no event shall be affected by the Loan Contract and/or any particular contract, nor shall be affected by any agreement or document concluded between the Borrower and any unit. This Guaranty Letter shall remain unchanged in the event of any fraudulent act, reorganization, cease to carry out business, dissolution, liquidation, bankruptcy, etc. on the part of the Borrower for whatsoever reasons. The liability to be taken by us as the surety hereunder may not be released or exempted by reason of any order received, change in our financial standing, or any agreement entered into with any unit or individual.
The liability to be taken by us as the surety hereunder may not be affected by virtue of cease to provide any unused part of loan and/or recovery of the extended loan in advance, by your bank in accordance with ARTICLE 13 of the Loan Contract.
ARTICLE 4 We, the undersigned and surety for the Borrower, hereby acknowledge and undertakes to be bound by and subject to any extension agreement or other supplemental agreements in respect of the term and interest rate, etc. of the Loan Contract between your bank and the Borrower in the course of performance of the same, without requiring future notice from your bank.
ARTICLE 5 The suretyship duration hereunder shall be as from the expiry date of each loan as may be extended under the Loan Contract or as from the same date of the second year following the expiry date of the Loan Contract.
ARTICLE 6 WE, THE UNDERSIGNED AND SURETY FOR THE BORROWER, HEREBY REPRESENTS AND WARRANTS WITH YOUR BANK:

6.1 That we, a legal person enterprise which is duly registered with appropriate authority for industry and commerce (registration no.: ______ ) upon approval by _________, and which is eligible for standing surety for others, or a not-for-profit institution with legal person status which is eligible for standing surety for others, agree to provide guarantee with the assets legally owned by us or to which we are entitled to disposal right, and undertake to perform any of the obligations prescribed herein;
6.2 That issuance of this Guaranty Letter is the true representation of us under no misrepresentation or duress;
6.3 That we are fully authorized or approved by superior authority/the Board of Directors as necessitated by issuance of this Guaranty Letter;
6.4 That any and all financial statements as well as any other documents to be submitted by us to your bank are true, legally permitted for which the our legal representative or any other person in charge shall be held liable;
6.5 That we shall issue a guaranty confirmation upon request of your bank;
6.6 That we, the undersigned and surety for the Borrower, agree to be held for the total guaranty liability (including equivalent in foreign currency) not more than the whole sum of our proprietary rights and interests;
6.7 That we shall notify your bank of any change in the registration particulars with authority for industry and commerce, organization structure, operation mode or financial standing in respect of our company, which change may result in a change in our capacity to perform this guaranty letter, without delay;
6.8 That your bank is hereby authorized to withhold or deduct any such amount therefore out of any deposit account of us, until and unless any and all debts, as well as any other expenses, as long as owed by the Borrower under the Loan Contract, and we shall be absolutely subject to the aforesaid continuing obligation;
6.9 That any assign or successor of us shall be bound by all the provisions contained herein. No assignment of any of our obligations hereunder may be made by us in the absence of the written consent from your bank;
ARTICLE 7 This Guaranty Letter is governed by the laws of the People’s Republic of China, we hereby confirm that any dispute arising out of or in connection with the performance hereof shall be settled by such means applicable to dispute resolution, as set out in the Loan Contract.

Once appropriate public notarization is completed which gives rise to the enforceability of the Loan Contract and this Guaranty Letter, we hereby agree that any creditor receiving no repayment is entitled to directly apply to any People’s Court having appropriate jurisdiction thereover to enforce the Loan Contract and/or this Guaranty Letter, for purpose of recovering any due and payable debts hereunder.
ARTICLE 8 This Guaranty Letter is made in three (3) copies, each of the Lender, the Borrower as well as the surety shall hold one copy thereof.
This Guaranty Letter shall enter into force upon signature and common seal by the surety hereunder.

The Surety (Common Seal):	Duly Authorized Signatory (Signature):
Zhang Yuqing
Address: Daqiuzhuang Town, Jinghai County, Tianjin	Tel:
Major Deposit Bank & A/c No.:	Date: 29th Sept. 2005

For Letter of Guarantee

NO.: 2005 daizi No.: 55026

To: Tianjin branch Merchant Bank
We, the enterprise authorized by                    with legal person qualification and business license, would like to provide guarantee to Renminbi (currency) 15,000,000 Yuan under 2005 daizi No.: 55033 loan contract/ credit extension contract signed on Sept.29, 2005 by Tianjin Daqiuzhuang Metal Sheet Co., Ltd. (Borrower) and your bank. Whereas, we confirmed that the Irrevocable Letter of Guarantee issued on Sept.29, 2005 to your bank is truthful, and we would take all responsibilities to the articles under the letter of guarantee.

Guarantor (common seal):
Present guarantee.
Authorized representative:

Sept.29, 2005

IRREVOCABLE GUARANTY LETTER
(Prepared in Dec. 2001)

In Favor of China Merchants Bank Tianjin Branch

WHEREAS, your bank has entered into a Loan Contract with the no. [2005] daizhidi 55033 with Tianjin Daqiuzhuang Metal Sheet Co., Ltd. (hereinafter “the Borrower”) on 29th Sept. 2005 whereby a loan in the sum of RMB Fifteen Million Yuan only is extended for a term of twelve months.
NOW THEREFORE, we, the undersigned and surety for the Borrower, hereby agree to issue this Guaranty Letter with joint and several liabilities for all the debts owed by the Borrower to your bank, subject to the terms and conditions set forth hereinafter.

ARTICLE 1 The scope of the suretyship offered by us hereunder covers any all debts created under the Loan Contract, including the principal of the loan in the amount of RMB Fifteen Million Yuan offered by your bank to the Borrower in accordance with the Loan Contract, together with appropriate accrued interest, penalty interest, fine for breach, as well as any and all other costs and expenses in respect thereof.
ARTICLE 2 We, the undersigned and the surety for the Borrower, hereby acknowledge to be jointly and severally liable, whether economically or legally, for any debts owed by the Borrowers, provided such debts shall be within the surety scope as set out in ARTICLE 2 hereinabove. Your bank is entitled to directly make recourse against us without having to first make recourse or institute actions against the Borrower in case the Borrower fails to repay or pay in a timely manner and in accordance with the Loan Contract and/or any other particular contract, if any, the principal of the loan and/or any amount paid by your bank for the Borrower, or any related expenses, or in the case of any breaching event as may be set out in the Loan Contract and/or any other particular contract, if any. In disregard to any mortgage or pledge established additionally to ensure the timely satisfaction or repayment of any debt owed by the Borrower to your bank under the Loan Contract, your bank is also entitled to directly make recourse against us for all the amounts of debts, without having to first enforcement of such mortgaged or pledged objects.

We agree to be absolutely subject to any Claim Notice to be issued by you which is final. We further agree to repay and satisfy any and all debts owed by the Borrower under the Loan Contract in full within five days upon receipt of such Claim Notice for which your bank is not obliged to provide any proof or documents.
ARTICLE 3 This Guaranty Letter is independent, continuously effective, irrevocable and unconditional, in no event shall be affected by the Loan Contract and/or any particular contract, nor shall be affected by any agreement or document concluded between the Borrower and any unit. This Guaranty Letter shall remain unchanged in the event of any fraudulent act, reorganization, cease to carry out business, dissolution, liquidation, bankruptcy, etc. on the part of the Borrower for whatsoever reasons. The liability to be taken by us as the surety hereunder may not be released or exempted by reason of any order received, change in our financial standing, or any agreement entered into with any unit or individual.
The liability to be taken by us as the surety hereunder may not be affected by virtue of cease to provide any unused part of loan and/or recovery of the extended loan in advance, by your bank in accordance with ARTICLE 13 of the Loan Contract.
ARTICLE 4 We, the undersigned and surety for the Borrower, hereby acknowledge and undertakes to be bound by and subject to any extension agreement or other supplemental agreements in respect of the term and interest rate, etc. of the Loan Contract between your bank and the Borrower in the course of performance of the same, without requiring future notice from your bank.
ARTICLE 5 The suretyship duration hereunder shall be as from the expiry date of each loan as may be extended under the Loan Contract or as from the same date of the second year following the expiry date of the Loan Contract.
ARTICLE 6 WE, THE UNDERSIGNED AND SURETY FOR THE BORROWER, HEREBY REPRESENTS AND WARRANTS WITH YOUR BANK:

6.1 That we, a legal person enterprise which is duly registered with appropriate authority for industry and commerce (registration no.: ______ ) upon approval by _________, and which is eligible for standing surety for others, or a not-for-profit institution with legal person status which is eligible for standing surety for others, agree to provide guarantee with the assets legally owned by us or to which we are entitled to disposal right, and undertake to perform any of the obligations prescribed herein;
6.2 That issuance of this Guaranty Letter is the true representation of us under no misrepresentation or duress;
6.3 That we are fully authorized or approved by superior authority/the Board of Directors as necessitated by issuance of this Guaranty Letter;
6.4 That any and all financial statements as well as any other documents to be submitted by us to your bank are true, legally permitted for which the our legal representative or any other person in charge shall be held liable;
6.5 That we shall issue a guaranty confirmation upon request of your bank;
6.6 That we, the undersigned and surety for the Borrower, agree to be held for the total guaranty liability (including equivalent in foreign currency) not more than the whole sum of our proprietary rights and interests;
6.7 That we shall notify your bank of any change in the registration particulars with authority for industry and commerce, organization structure, operation mode or financial standing in respect of our company, which change may result in a change in our capacity to perform this guaranty letter, without delay;
6.8 That your bank is hereby authorized to withhold or deduct any such amount therefore out of any deposit account of us, until and unless any and all debts, as well as any other expenses, as long as owed by the Borrower under the Loan Contract, and we shall be absolutely subject to the aforesaid continuing obligation;
6.9 That any assign or successor of us shall be bound by all the provisions contained herein. No assignment of any of our obligations hereunder may be made by us in the absence of the written consent from your bank;

ARTICLE 7 This Guaranty Letter is governed by the laws of the People’s Republic of China, we hereby confirm that any dispute arising out of or in connection with the performance hereof shall be settled by such means applicable to dispute resolution, as set out in the Loan Contract.
Once appropriate public notarization is completed which gives rise to the enforceability of the Loan Contract and this Guaranty Letter, we hereby agree that any creditor receiving no repayment is entitled to directly apply to any People’s Court having appropriate jurisdiction thereover to enforce the Loan Contract and/or this Guaranty Letter, for purpose of recovering any due and payable debts hereunder.
ARTICLE 8 This Guaranty Letter is made in three (3) copies, each of the Lender, the Borrower as well as the surety shall hold one copy thereof.
This Guaranty Letter shall enter into force upon signature and common seal by the surety hereunder.

The Surety (Common Seal):	Duly Authorized Signatory (Signature):
Tianjin Sheng Da Steel Mill Co.,Ltd.	Wu Congfeng
Address: Daqiuzhuang Town, Jinghai County, Tianjin	Tel:
Major Deposit Bank & A/c No.:	Date: 29th Sept. 2005

For Letter of Guarantee

NO.: 2005 daizi No.: 55033

To: Tianjin branch Merchant Bank
We, the enterprise authorized by                         with legal person qualification and business license, would like to provide guarantee to Renminbi (currency) 15,000,000 Yuan under 2005 daizi No.: 55033 loan contract/ credit extension contract signed on Sept. 29, 2005 by Tianjin Daqiuzhuang Metal Sheet Co., Ltd. (Borrower) and your bank. Whereas, we confirmed that the Irrevocable Letter of Guarantee issued on Sept. 29, 2005 to your bank is truthful, and we would take all responsibilities to the articles under the letter of guarantee.

Guarantor (common seal): Tianjin Sheng Da Steel Mill Co.,Ltd.
Present guarantee.
Authorized representative: Wu Congfeng

Sept. 29, 2005

ACCEPTANCE CONTRACT FOR BANK ACCEPTANCE BILL

AGRICULTURAL BANK OF CHINA

ACCEPTANCE CONTRACT FOR BANK ACCEPTANCE BILL

No.: [Jinjinghai] nongyinchengzhi ( )no.

Applicant (Full name): Tianjin Daqiuzhuang Metal Sheet Co., Ltd.
Acceptor (Full name): Agricultural Bank of China Tianjin Branch Jinghai Sub-branch

THIS ACCEPTANCE CONTRACT FOR BANK ACCEPTANCE BILL (hereinafter “this Contract”) is entered into by and between the Applicant and the Acceptor, through mutual friendly negotiation in accordance with relevant regulations and rules of the People’s Bank of China, subject to the terms and conditions set forth hereinafter.

ARRTICLE 1 The Acceptor hereby agrees to accept and honor the acceptance bills with the following particulars (See the Acceptance List of Bank Acceptance Bill in the case of more than one acceptance transactions):
Full name of the Drawer: Tianjin Daqiuzhuang Metal Sheet Co., Ltd.	Full name of the payee: Tianjin Hengying Trade Co., Ltd.
A/c no.: 071201040006858	A/c no.:2213001000264625
Paying bank: Agricultural Bank of China Daqiuzhuang Sub-branch	Deposit bank: China Construction Bank Jinghai Sub-branch
Swift code: 39724	Swift code:___________________________________
Bill no.: 00351843	Bill amount(amount in words): Four Million Yuan only
Issuance date:2nd Dec. 2005	Maturity date: 2nd June 2006

ARTICLE 2 The Applicant shall, before the scheduled maturity date of any bill and upon no conditions, deposit the sufficient amount to the Acceptor for payment of such payable bill amount (hereinafter “Bill Amount”). Upon the maturity date of any bank bill, the Acceptor is entitled to withhold or deduct the Bill Amount out of any bank account of the Applicant.
ARTICLE 3 Appropriate processing fee at the rate of 0.5% of the face value of any bill shall be for the account of the Applicant in a lump sum at the time the Acceptor agrees to accept such bill.

ARTICLE 4 The Applicant shall, at the acceptance date, deposit a security deposit in the sum of RMB 50% of the acceptance amount in an account named by the Acceptor, which security deposit may not be appropriated before clear settlement of Bill Amount. The Acceptor is entitled to apply the security deposit to pay any deficiency in paying the Bill Amount in case the Applicant fails to supply sufficient money for such bill.
ARTICLE 5 THE APPLICANT HEREBY UNDERTAKES THAT:
5.1 the bank acceptance bill is made based on the true and legal commodity transaction between the Drawer and the payee.
5.2 no dispute between the Drawer and the bill holder may constitute the defense in failure to discharge the debts hereunder, and the Bill Amount will be deposited to the Acceptor prior to the scheduled maturity date thereof.
5.3 it shall, upon request of the Acceptor, provide true balance sheet, profit and loss statement, cash flow sheet, all accounts numbers, account balances, etc.
5.4 it shall repay and pay to the Acceptor the amount together with accrued interest thereon as a result of payment of the Bill Amount by the Acceptor for the Drawer.
5.5 it shall notify the Acceptor of any change of legal representative, increase or decrease in the registered capital, change of business premises, change in operation and management mode or shareholding structure, during the whole life of this Agreement.
5.6 it shall be held liable for any other obligations as may be prescribed by related laws and regulations.

ARTICLE 6 RIGHTS AND OBLIGATIONS OF ACCEPTOR

6.1 The Acceptor is obliged to unconditionally pay the Bill Amount to appropriate bill holder prior to the maturity date of the bill, upon presentation whether sufficient amount for such Bill Amount is made available by the Applicant, except as dishonor is allowed by related laws and regulations.
6.2 The Acceptor is entitled to charge a interest at the rate of 0.5% of the money paid by the Acceptor for the Applicant, and to withhold or deduct directly such amount together with accrued interest out of any deposit account opened by the Applicant with the Acceptor.

6.3 The Acceptor shall have the right to require the Applicant to deposit the Bill Amount in advance or to take other appropriate actions, in the event of any swindling and other material changes that may impair the interest of the Acceptor, or in the event of breach by the Applicant of any of the warranties set out in ARTICLE 5 hereof.
ARTICLE 7 The bank acceptance bill hereunder is secured or guaranteed by a mortgage for which a mortgage contract is to be entered into.
ARTICLE 8 This Contract shall enter into force upon signature or seal by both parties hereto.
ARTICLE 9 Any dispute arising out of or in connection with the performance of this Contract shall be settled by friendly negotiation between both parties; and shall be subject to the jurisdiction of the court at the place where the Acceptor resides in the case of resorting to action for purpose of settlement of any such dispute.

ARTICLE 10 MISCELLANEOUS

ARTICLE 11 This Contract is made in duplicate, being equally authentic, and each party, including the guarantor, if appropriate, holds one copy thereof.
ARTICLE 12 REMINDER
The Acceptor has reminded the Applicant to have a compete and accurate understanding of the provisions contained herein, and upon request of the Applicant, make appropriate explanation of related provisions. The parties hereto acknowledge that their respective understanding regarding the implication of provisions hereof coincides with each.

The Applicant (Seal):	The Acceptor (Seal):

Legal representative or	Legal representative or
Duly authorized representative	Duly authorized representative

Dated: DD MM YY
Place: Building of the Acceptor
Jingwen Road Jinghai County

ACCEPTANCE CONTRACT FOR BANK ACCEPTANCE BILL

AGRICULTURAL BANK OF CHINA

ACCEPTANCE CONTRACT FOR BANK ACCEPTANCE BILL

No.: [Jinjinghai] nongyinchengzhi ( )no.

Applicant (Full name): Tianjin Daqiuzhuang Metal Sheet Co., Ltd.
Acceptor (Full name): Agricultural Bank of China Tianjin Branch Jinghai Sub-branch

THIS ACCEPTANCE CONTRACT FOR BANK ACCEPTANCE BILL (hereinafter “this Contract”) is entered into by and between the Applicant and the Acceptor, through mutual friendly negotiation in accordance with relevant regulations and rules of the People’s Bank of China, subject to the terms and conditions set forth hereinafter.

ARRTICLE 1 The Acceptor hereby agrees to accept and honor the acceptance bills with the following particulars (See the Acceptance List of Bank Acceptance Bill in the case of more than one acceptance transactions):
Full name of the Drawer: Tianjin Daqiuzhuang Metal Sheet Co., Ltd.	Full name of the payee: Tianjin Hengying Trade Co., Ltd.
A/c no.: 071201040006858	A/c no.:2213001000264625
Paying bank: Agricultural Bank of China Daqiuzhuang Sub-branch	Deposit bank: China Construction Bank Jinghai Sub-branch
Swift code: 39724	Swift code:___________________________________
Bill no.: 0031589	Bill amount(amount in words): Three Million Yuan only
Issuance date 25th Oct. 2005	Maturity date:25th April 2006
Amount of security deposit(amount in words): One Million and Five Hundred Thousand Yuan only
ARTICLE 2 The Applicant shall, before the scheduled maturity date of any bill and upon no conditions, deposit the sufficient amount to the Acceptor for payment of such payable bill amount (hereinafter “Bill Amount”). Upon the maturity date of any bank bill, the Acceptor is entitled to withhold or deduct the Bill Amount out of any bank account of the Applicant.
ARTICLE 3 Appropriate processing fee at the rate of 0.5% of the face value of any bill shall be for the account of the Applicant in a lump sum at the time the Acceptor agrees to accept such bill.

ARTICLE 4 The Applicant shall, at the acceptance date, deposit a security deposit in the sum of RMB 50% of the acceptance amount in an account named by the Acceptor, which security deposit may not be appropriated before clear settlement of Bill Amount. The Acceptor is entitled to apply the security deposit to pay any deficiency in paying the Bill Amount in case the Applicant fails to supply sufficient money for such bill.
ARTICLE 5 THE APPLICANT HEREBY UNDERTAKES THAT:
5.1 the bank acceptance bill is made based on the true and legal commodity transaction between the Drawer and the payee.
5.2 no dispute between the Drawer and the bill holder may constitute the defense in failure to discharge the debts hereunder, and the Bill Amount will be deposited to the Acceptor prior to the scheduled maturity date thereof.
5.3 it shall, upon request of the Acceptor, provide true balance sheet, profit and loss statement, cash flow sheet, all accounts numbers, account balances, etc.
5.4 it shall repay and pay to the Acceptor the amount together with accrued interest thereon as a result of payment of the Bill Amount by the Acceptor for the Drawer.
5.5 it shall notify the Acceptor of any change of legal representative, increase or decrease in the registered capital, change of business premises, change in operation and management mode or shareholding structure, during the whole life of this Agreement.
5.6 it shall be held liable for any other obligations as may be prescribed by related laws and regulations.

ARTICLE 6 RIGHTS AND OBLIGATIONS OF ACCEPTOR

6.1 The Acceptor is obliged to unconditionally pay the Bill Amount to appropriate bill holder prior to the maturity date of the bill, upon presentation whether sufficient amount for such Bill Amount is made available by the Applicant, except as dishonor is allowed by related laws and regulations.
6.2 The Acceptor is entitled to charge a interest at the rate of 0.5% of the money paid by the Acceptor for the Applicant, and to withhold or deduct directly such amount together with accrued interest out of any deposit account opened by the Applicant with the Acceptor.

6.3 The Acceptor shall have the right to require the Applicant to deposit the Bill Amount in advance or to take other appropriate actions, in the event of any swindling and other material changes that may impair the interest of the Acceptor, or in the event of breach by the Applicant of any of the warranties set out in ARTICLE 5 hereof.
ARTICLE 7 The bank acceptance bill hereunder is secured or guaranteed by a mortgage for which a mortgage contract is to be entered into.
ARTICLE 8 This Contract shall enter into force upon signature or seal by both parties hereto.
ARTICLE 9 Any dispute arising out of or in connection with the performance of this Contract shall be settled by friendly negotiation between both parties; and shall be subject to the jurisdiction of the court at the place where the Acceptor resides in the case of resorting to action for purpose of settlement of any such dispute.

ARTICLE 10 MISCELLANEOUS

ARTICLE 11 This Contract is made in duplicate, being equally authentic, and each party, including the guarantor, if appropriate, holds one copy thereof.
ARTICLE 12 REMINDER
The Acceptor has reminded the Applicant to have a compete and accurate understanding of the provisions contained herein, and upon request of the Applicant, make appropriate explanation of related provisions. The parties hereto acknowledge that their respective understanding regarding the implication of provisions hereof coincides with each.

The Applicant (Seal):	The Acceptor (Seal):

Legal representative or	Legal representative or
Duly authorized representative	Duly authorized representative

Dated: DD MM YY
Place: Agricultural Bank of China Tianjin Branch Jinghai Sub-branch

ACCEPTANCE CONTRACT FOR BANK ACCEPTANCE BILL

AGRICULTURAL BANK OF CHINA

ACCEPTANCE CONTRACT FOR BANK ACCEPTANCE BILL
No.: [Jinjinghai] nongyinchengzhi (2005)no. 122012005000025

Applicant (Full name): Tianjin Daqiuzhuang Metal Sheet Co., Ltd.
Acceptor (Full name): Agricultural Bank of China Tianjin Branch Daqiuzhuang Sub-branch

THIS ACCEPTANCE CONTRACT FOR BANK ACCEPTANCE BILL (hereinafter “this Contract”) is entered into by and between the Applicant and the Acceptor, through mutual friendly negotiation in accordance with relevant regulations and rules of the People’s Bank of China, subject to the terms and conditions set forth hereinafter.

ARRTICLE 1 The Acceptor hereby agrees to accept and honor the acceptance bills with the following particulars (See the Acceptance List of Bank Acceptance Bill in the case of more than one acceptance transactions):
Full name of the Drawer: Tianjin Daqiuzhuang Metal Sheet Co., Ltd.	Full name of the payee: Tianjin Hengying Trade Co., Ltd.
A/c no.: 071201040006858	A/c no.:2213001000264625
Paying bank: Agricultural Bank of China Daqiuzhuang Sub-branch	Deposit bank: China Construction Bank Jinghai Sub-branch
Swift code: 39724	Swift code:___________________________________
Bill no.:	Bill amount(amount in words): Five Million Yuan only
Issuance date: 11th July 2005	Maturity date: 7th Janu. 2006
Amount of security deposit(amount in words): Two Million and Five Hundred Thousand Yuan only
ARTICLE 2 The Applicant shall, before the scheduled maturity date of any bill and upon no conditions, deposit the sufficient amount to the Acceptor for payment of such payable bill amount (hereinafter “Bill Amount”). Upon the maturity date of any bank bill, the Acceptor is entitled to withhold or deduct the Bill Amount out of any bank account of the Applicant.
ARTICLE 3 Appropriate processing fee at the rate of 0.5% of the face value of any bill shall be for the account of the Applicant in a lump sum at the time the Acceptor agrees to accept such bill.
ARTICLE 4 The Applicant shall, at the acceptance date, deposit a security deposit in the sum of RMB 50% of the acceptance amount in an account named by the Acceptor, which security deposit may not be appropriated before clear settlement of Bill Amount. The Acceptor is entitled to apply the security deposit to pay any deficiency in paying the Bill Amount in case the Applicant fails to supply sufficient money for such bill.

ARTICLE 5 THE APPLICANT HEREBY UNDERTAKES THAT:
5.1 the bank acceptance bill is made based on the true and legal commodity transaction between the Drawer and the payee.
5.2 no dispute between the Drawer and the bill holder may constitute the defense in failure to discharge the debts hereunder, and the Bill Amount will be deposited to the Acceptor prior to the scheduled maturity date thereof.
5.3 it shall, upon request of the Acceptor, provide true balance sheet, profit and loss statement, cash flow sheet, all accounts numbers, account balances, etc.
5.4 it shall repay and pay to the Acceptor the amount together with accrued interest thereon as a result of payment of the Bill Amount by the Acceptor for the Drawer.
5.5 it shall notify the Acceptor of any change of legal representative, increase or decrease in the registered capital, change of business premises, change in operation and management mode or shareholding structure, during the whole life of this Agreement.
5.6 it shall be held liable for any other obligations as may be prescribed by related laws and regulations.

ARTICLE 6 RIGHTS AND OBLIGATIONS OF ACCEPTOR

6.1 The Acceptor is obliged to unconditionally pay the Bill Amount to appropriate bill holder prior to the maturity date of the bill, upon presentation whether sufficient amount for such Bill Amount is made available by the Applicant, except as dishonor is allowed by related laws and regulations.
6.2 The Acceptor is entitled to charge a interest at the rate of 0.5% of the money paid by the Acceptor for the Applicant, and to withhold or deduct directly such amount together with accrued interest out of any deposit account opened by the Applicant with the Acceptor.
6.3 The Acceptor shall have the right to require the Applicant to deposit the Bill Amount in advance or to take other appropriate actions, in the event of any swindling and other material changes that may impair the interest of the Acceptor, or in the event of breach by the Applicant of any of the warranties set out in ARTICLE 5 hereof.

ARTICLE 7 The bank acceptance bill hereunder is secured or guaranteed by a mortgage for which a mortgage contract is to be entered into.
ARTICLE 8 This Contract shall enter into force upon signature or seal by both parties hereto.
ARTICLE 9 Any dispute arising out of or in connection with the performance of this Contract shall be settled by friendly negotiation between both parties; and shall be subject to the jurisdiction of the court at the place where the Acceptor resides in the case of resorting to action for purpose of settlement of any such dispute.

ARTICLE 10 MISCELLANEOUS

ARTICLE 11 This Contract is made in triplicate, being equally authentic, and each party, including the guarantor, if appropriate, holds one copy thereof.
ARTICLE 12 REMINDER
The Acceptor has reminded the Applicant to have a compete and accurate understanding of the provisions contained herein, and upon request of the Applicant, make appropriate explanation of related provisions. The parties hereto acknowledge that their respective understanding regarding the implication of provisions hereof coincides with each.

The Applicant (Seal):	The Acceptor (Seal):

Legal representative or	Legal representative or
Duly authorized representative	Duly authorized representative

Dated: DD MM YY
Place: Agricultural Bank of China Tianjin Branch Daqiuzhuang Sub-branch

Guarantee Contract

Agricultural Bank of China

Guarantee Contract

No. (JJH)NYBZ(2005) 12901200500005008

Creditor (full name): Agricultural Bank of China Tianjin Jinghai Sub-Branch
Guarantor (full name): 1) Tianjin Sheng Da Steel Mill Co.,Ltd.
2) ________________________________
3)_________________________________

The Guarantor is willing to guarantee the debt between Tianjin Daqiuzhuang Metal Sheet Co., Ltd. (hereinafter referred to as the Debtor) and the Creditor under the Acceptance Contract for Banker’s Acceptance Bill (hereinafter referred to as the Master Contract), No. JJHNYJZ (2005) 12201200500002510, to ensure that the Master Contract by and between the Debtor and the Creditor can be fulfilled in deed. The Contract is entered into through negotiation in accordance with pertinent laws and regulations of the State.

Article 1 Kind of Primary Creditor’s Rights Guaranteed and Sum of the Principal

The primary creditor’s right guaranteed is of banker’s acceptance bill, covering five million yuan of the principal.

Article 2 Scope of Guarantee

The scope of guarantee includes the principal, interests, penalty interests, compound interests, penalty and damages of the debt under the Master Contract, and litigation cost, attorney fee, guaranty disposal fee, transfer fee and other costs incurred by the Creditor for realization of its creditor’s right.

Article 3 Mode of Guarantee

The guarantee mode hereunder shall be of joint and several liability. In case of several guarantors hereunder, each guarantor shall assume the joint and several liability to the Creditor.

Article 4 Term of Guarantee

4-1 The guarantee term of the Guarantor shall be two years as of the date when the period of debt performance of the Debtor expires according to the stipulations of the Master Contract.
4-2 The guarantee term under the Banker’s Acceptance Bill, L/C Issuance Finance and guarantee letter shall be two years as of the date when the Creditor pays the sum in advance.
4-3 The guarantee term under commercial draft discount shall be two years as of the maturity date of the discount note.
4-4 Where the Creditor and the Debtor negotiate an extension agreement concerning the term of debt performance under the Master Contract, the Guarantor shall continue to assume the guarantee liability. The guarantee term shall be two years as of the date when the period of debt performance agreed in the extension agreement expires.

4-5 Where the Creditor declares that the debt under the Master Contract is mature in advance due to occurrence circumstances stipulated in laws, regulations or the Master Contract, the guarantee term shall be two years as of the prior maturity date of the debt under the Master Contract, which is determined by the Creditor.

Article 5 Guarantor’s Undertakings

5-1 The Guarantor shall provide true, complete and effective financial statements and other relevant materials and information.
5-2 The Guarantor will be willing to fulfill its liability of guarantee if the Debtor fails to discharge the debt according to the Master Contract.
5-3 The Creditor shall have the right to deduct corresponding sum from any account of the Guarantor if the Guarantor fails to fulfill its guarantee liability according to the Contract.
5-4 In case of any of the following circumstances, the Guarantor shall within 5 days thereafter notify the Creditor in writing:
1) the Guarantor changes administrative relationship or senior management, amends its articles of association and adjusts its organization structure;
2) the Guarantor stops production, closes business, cancels registration or is revoked business license;
3) the Guarantor’s finance deteriorates, or production and operation are in severe difficulty or the Guarantor is involved in significant litigation or arbitration;
4) the Guarantor changes name, domicile, legal representative, contact method and so on; or
5) the Guarantor has other circumstances which will not help the Creditor realize its creditor’s right.
5-5 The Guarantor shall notify the Creditor in writing 15 days in advance and obtain written consent of the Creditor if the Guarantor intends to conduct the following behaviors:
1) the Guarantor changes capital structure or operation system, including, but not limited to, contract, lease, joint stock reconstruction, joint management, merger, acquirement, division, joint venture, asset transfer and application for business stoppage and rectification, dissolution or bankruptcy;
2) the Guarantor provides guarantee to the debt of a third person or mortgage, pawn or guarantee its main assets for debt of it or a third person, which may affect it performance of the guarantee liability hereunder.
5-6 Where the Debtor guarantees with substantial objects, the Guarantor will perform the guarantee liability as to all debts guaranteed, prior to guarantee of substantial objects.

Article 6 Liability for Breach of Agreement

After effectiveness of the Contract, both the Creditor and the Guarantor shall perform their obligations hereunder. Either party that fails to do so shall be liable for corresponding liabilities for breach of agreement and compensating the other for losses therefrom.

Article 7 Settlement of Disputes

Any dispute arising from performance of the Contract may be settled through negotiation, or by the following first means:

13)	litigation. The dispute shall be governed by the People’s Court at the place where the Creditor is located;
14)	arbitration. The dispute shall be submitted to ____________________ (full name of the arbitration institution) for arbitration according to its rules.

The Contract shall be performed continually during the period of litigation or arbitration, except for those in dispute.

Article 8 Miscellaneous

8-1 The Guarantor has received and read the Master Contract guaranteed.

Article 9 Effectiveness

The Contract shall be in force after signed or sealed by the Parties hereto.

Article 10 The Contract shall be in three copies with equal force, one of which shall be kept by either party hereto, one by Tianjin Daqiuzhuang Metal Sheet Co., Ltd.

Article 11 Notice

The Creditor has reminded the Guarantor to understand comprehensively and exactly the terms and conditions of the Contract and explained for corresponding terms and conditions hereof at the requirements of the Guarantor. The Parties to the Contract have consistent understanding of the meanings of the Contract.

The Creditor (signature and seal): Agricultural Bank of China Tianjin Jinghai Sub-Branch
Principal or agent: Liu Tiegang

The Guarantor (signature and seal): Tianjin Sheng Da Steel Mill Co.,Ltd.
Legal representative or agent: Wu Congfeng

The Guarantor (signature and seal):
Legal representative or agent:

The Guarantor (signature and seal):
Legal representative or agent:

Date of conclusion: July 11, 2005
Place of conclusion: Agricultural Bank of China Tianjin Daqiuzhuang Sub-Branch

COMMERCIAL BILL ACCEPTANCE AGREEMENT

No.: Jinzhongyinjingxinzhi [2005] 003-3

Full name of the Applicant: Tianjin Daqiuzhuang Metal Sheet Co., Ltd..	Full name of the payee: Tianjin Hengying Trade Co., Ltd.
Deposit bank: Bank of China Tianjin Branch Jinghai Sub-branch	Deposit bank: China Construction Bank of China Jinghai Branch
A/c no.: 07546008093001	A/c no.:2213001000264625
Bill no.: 00351843	Bill amount(amount in words): Four Million Yuan only
Issuance date: 17th Nov, 2005	Maturity date:15th May 2006
Legal representative: Yu Zuosheng	Tel: 28899317
Address: Daqiuzhuang Town Jinghai Country Tianjin
Paying bank: Bank of China Tianjin Branch Jinghai Sub-branch	Tel:28946421
Legal representative(or authorized agent): Tang Mansuo
Address: No. 31 Shengli Road Jinghai Town Jinghai County, Tianjin
Deposit bank: China Construction Bank Jinghai Sub-branch

THIS COMMERCIAL BILL ACCEPTANCE AGREEMENT (hereinafter “this Contract”) is made and entered into by and between the Applicant and the Accepting
Bank, through mutual friendly negotiation on issues in respect of acceptance of acceptance bills (hereinafter “Bills”) upon application of the acceptance applicant, subject to the terms and conditions set out hereinafter.

ARTICLE 1 The Applicant has, based on the transaction contract, no. 20051021, issue one bill in the sum of (amount in words) RMB Four Million Yuan only or (amount in figure) RMB 4,000,000.00 Yuan.
ARTICLE 2 The acceptance applicant (hereinafter “the Applicant”) agrees to comply with the relevant provisions set out in the Law of the People’s Republic of China on Negotiable Instruments, the Procedures for Payment and Settlement, as well as the terms set forth below:

2.1 The Applicant deposits a security deposit in the sum of 50% of the face value of the Bill at the Accepting Bank, which security deposit account shall be managed in a special manner;
2.2 The Applicant has deposited the bill amount to the Accepting Bank prior to the maturity date thereof;
2.3 The Applicant shall pay a processing fee at the rate of 0.5% of the face value of the Bill in the lump sum at the acceptance;
2.4 Any dispute that may arise out of or in connection with this Contract shall be settled by related parties in question, in no event shall such dispute affect the rights and obligations of either party hereto, the Applicant shall deposit the bill amount in full and a timely manner, to the Accepting Bank as required by 2.2 hereinabove;
2.5 In case the Applicant fails to supply sufficient amount for the bill amount at the maturity date of such bill, the Accepting Bank shall deal with the deficiency between the bill amount and the money actually provided by the Applicant as the overdue loan on which a penalty interest may be charged;
2.6 The Applicant shall, as required by the Accepting Bank, open appropriate settlement account in national or foreign currency with the Accepting Bank for purpose of conducting business transaction. In case the Applicant fails to supply sufficient amount for any bill amount at the maturity date, the Accepting Bank may, in its sole discretion and opinion, withhold or deduct out of any account of the Applicant, any amount for appropriate deficiency of amount together with accrued interest and commission;
2.7 The Applicant shall be held liable for any and all losses incurred by the Accepting Bank as a result of failure by the Applicant to perform any of its obligations under this Contract or the Commitment. Any and all costs and expenses incurred in respect of performance of this Contract shall be charged to the account of the Applicant by related parties.
ARTICLE 3 ACCEPTANCE GUARANTY
The acceptance amount under this Agreement, including accrued interest thereon, commission as well as any other open parts, is secured and guaranteed by the land and properties legally owned by the Applicant, In case the Applicant fails to deposit sufficient money to the Accepting Bank prior to the maturity date or falls in breach of other covenants, the Applicant shall assume appropriate security or guaranty obligations as agreed herein, and the Accepting Bank is entitled to withhold or deduct any amount out of the surety’s account or other funds of the Applicant for making payment of such bill, or to dispose of the property in case such property is provided as a guaranty therefore.

ARTICLE 4 REPRESENTATIONS AND WARRANTIES OF APPLICANT
4.1 The Applicant hereby represents that:
4.1.2 it is a legal person enterprise duly established under the laws of the People’s Republic of China, with necessary powers and rights to carry out related business operation, and has legally permitted right to dispose of the assets under the management of the same;
4.1.2 it has been fully and legally authorized to execute, deliver and perform this Agreement;
4.1.3 it undertakes that all the materials to be provided to the Accepting Bank are accurate, truthful, complete and valid.
4.2 The Applicant hereby warrants and undertakes that:
4.2.1 it is in compliance with the relevant provisions set out in the Law of the People’s Republic of China on Negotiable Instruments, the Procedures for Payment and Settlement, as well as the terms set forth herein;
4.2.2 the bill is issued based on the legal transaction and it shall be responsible for the legality of such transaction;
4.2.3 it shall refrain from making decrease in the registered capital by any means or in any form;
4.2.4 any change in system, including division, consolidation, reorganization, stock reconstruction, etc. or deregistration, dissolution, cease to carry out business or bankruptcy, that may occur to the Applicant shall be subject to prior notice to the Accepting Bank, otherwise, none of the aforesaid acts may be effective or valid;
4.2.5 the change of affiliation, adjustment to departments, material personnel change, as well as modification of any joint venture contract and/or Articles of Association shall be notified to the Accepting Bank promptly;
4.2.6 the Accepting Bank shall be notified of any dispute between or among the parties hereto which dispute may affect the legitimate rights and interests of the Accepting Bank, and it shall pay the acceptance amount as scheduled;
4.2.7 no tolerance, grace period, or suspension to enforce any of the rights and interests or powers of the Accepting Bank hereunder, as may be granted by the Accepting Bank to the Applicant in respect of any breach or delay on the part of the latter may impair, affect, or limit any rights and interests, or powers of the Accepting Bank in accordance with this Agreement and related laws and regulations, nor shall be construed as the waiver by the Accepting Bank of any right and interest hereunder;

4.2.8 this Agreement shall automatically cease to be in force upon clear settlement of acceptance bills.
The representations and warranties made by the Applicant hereinabove shall be deemed a restatement by the same in any possible modification of, supplement to or revision of this Agreement.
ARTICLE 5 APPENDIX TO AGREEMENT
The following documents shall form the integral parts of this Agreement and are of the same legal force as this Agreement:
5.1 Commercial Bill Acceptance Application Form;
5.2 Pledge Contract;
5.3 Security or Guaranty Contact;
5.4 Various instruments and/or documents, etc. in respect of pledge and/or mortgage;
ARTICLE 6 The Agreement is governed by the laws of the People’s Republic of China. Any dispute arising out of or in connection with the performance of this Agreement shall be settled by friendly negotiation between both Parties, in case of no successful settlement therefrom, either party may elect to lodge an action with the people’s court in accordance with law.
ARTICLE 7 This Agreement shall enter into force upon signature and common seal by legal representatives or duly authorized agents of both parties.

Acceptance Applicant (Common Seal):	Accepting Bank (Common Seal):

Legal representative or	Legal representative or
Duly authorized representative	Duly authorized representative

Dated: 17th Nov. 2005

ATTACHMENT 5
PARTICULARS OF BANK ACCEPTANCE BILL

Bill Code: Bill Number:
Full name of the Drawer	Tianjin Daqiuzhuang Metal Sheet Co., Ltd.	Full name of the payee	Tianjin Hengying Trade Co., Ltd.
A/c no. of the Drawer	07546008093001	A/c no. of the Payee	2213001000264625
Full name of the paying bank	Bank of China Tianjin Branch Jinghai Sub-branch	Deposit Bank	China Construction Bank of China Jinghai Branch
Bill amount	RMB Four Million Yuan Only
Date of issue	17th Nov. 2005	Maturity date	15th May 2006

COMMERCIAL BILL ACCEPTANCE AGREEMENT

No.: Jinzhongyinjingxinzhi [2005] 003-4

Full name of the Applicant: Tianjin Daqiuzhuang Metal Sheet Co., Ltd..	Full name of the payee: Tianjin Hengying Trade Co., Ltd.
Deposit bank: Bank of China Tianjin Branch Jinghai Sub-branch	Deposit bank: China Construction Bank of China Jinghai Branch
A/c no.: 07546008093001	A/c no.:2213001000264625
Bill no.: 00351843	Bill amount(amount in words): Three Million and Six Hundred Thousand Yuan only
Issuance date: 17th Nov, 2005	Maturity date:12th May 2006
Legal representative: Yu Zuosheng	Tel: 28899317
Address: Daqiuzhuang Town Jinghai Country Tianjin
Paying bank: Bank of China Tianjin Branch Jinghai Sub-branch	Tel:28946421
Legal representative(or authorized agent): Tang Mansuo
Address: No. 31 Shengli Road Jinghai Town Jinghai County, Tianjin
Deposit bank: China Construction Bank Jinghai Sub-branch

THIS COMMERCIAL BILL ACCEPTANCE AGREEMENT (hereinafter “this Contract”) is made and entered into by and between the Applicant and the Accepting
Bank, through mutual friendly negotiation on issues in respect of acceptance of acceptance bills (hereinafter “Bills”) upon application of the acceptance applicant, subject to the terms and conditions set out hereinafter.

ARTICLE 1 The Applicant has, based on the transaction contract, no. 20051021, issue one bill in the sum of (amount in words) RMB Three Million and Six Hundred Thousand Yuan only or (amount in figure) RMB 3,600,000.00 Yuan.
ARTICLE 2 The acceptance applicant (hereinafter “the Applicant”) agrees to comply with the relevant provisions set out in the Law of the People’s Republic of China on Negotiable Instruments, the Procedures for Payment and Settlement, as well as the terms set forth below:

2.1 The Applicant deposits a security deposit in the sum of 50% of the face value of the Bill at the Accepting Bank, which security deposit account shall be managed in a special manner;
2.2 The Applicant has deposited the bill amount to the Accepting Bank prior to the maturity date thereof;
2.3 The Applicant shall pay a processing fee at the rate of 0.5% of the face value of the Bill in the lump sum at the acceptance;
2.4 Any dispute that may arise out of or in connection with this Contract shall be settled by related parties in question, in no event shall such dispute affect the rights and obligations of either party hereto, the Applicant shall deposit the bill amount in full and a timely manner, to the Accepting Bank as required by 2.2 hereinabove;
2.5 In case the Applicant fails to supply sufficient amount for the bill amount at the maturity date of such bill, the Accepting Bank shall deal with the deficiency between the bill amount and the money actually provided by the Applicant as the overdue loan on which a penalty interest may be charged;
2.6 The Applicant shall, as required by the Accepting Bank, open appropriate settlement account in national or foreign currency with the Accepting Bank for purpose of conducting business transaction. In case the Applicant fails to supply sufficient amount for any bill amount at the maturity date, the Accepting Bank may, in its sole discretion and opinion, withhold or deduct out of any account of the Applicant, any amount for appropriate deficiency of amount together with accrued interest and commission;
2.7 The Applicant shall be held liable for any and all losses incurred by the Accepting Bank as a result of failure by the Applicant to perform any of its obligations under this Contract or the Commitment. Any and all costs and expenses incurred in respect of performance of this Contract shall be charged to the account of the Applicant by related parties.
ARTICLE 3 ACCEPTANCE GUARANTY
The acceptance amount under this Agreement, including accrued interest thereon, commission as well as any other open parts, is secured and guaranteed by the land and properties legally owned by the Applicant, In case the Applicant fails to deposit sufficient money to the Accepting Bank prior to the maturity date or falls in breach of other covenants, the Applicant shall assume appropriate security or guaranty obligations as agreed herein, and the Accepting Bank is entitled to withhold or deduct any amount out of the surety’s account or other funds of the Applicant for making payment of such bill, or to dispose of the property in case such property is provided as a guaranty therefore.

ARTICLE 4 REPRESENTATIONS AND WARRANTIES OF APPLICANT
4.1 The Applicant hereby represents that:
4.1.2 it is a legal person enterprise duly established under the laws of the People’s Republic of China, with necessary powers and rights to carry out related business operation, and has legally permitted right to dispose of the assets under the management of the same;
4.1.2 it has been fully and legally authorized to execute, deliver and perform this Agreement;
4.1.3 it undertakes that all the materials to be provided to the Accepting Bank are accurate, truthful, complete and valid.
4.2 The Applicant hereby warrants and undertakes that:
4.2.1 it is in compliance with the relevant provisions set out in the Law of the People’s Republic of China on Negotiable Instruments, the Procedures for Payment and Settlement, as well as the terms set forth herein;
4.2.2 the bill is issued based on the legal transaction and it shall be responsible for the legality of such transaction;
4.2.3 it shall refrain from making decrease in the registered capital by any means or in any form;
4.2.4 any change in system, including division, consolidation, reorganization, stock reconstruction, etc. or deregistration, dissolution, cease to carry out business or bankruptcy, that may occur to the Applicant shall be subject to prior notice to the Accepting Bank, otherwise, none of the aforesaid acts may be effective or valid;
4.2.5 the change of affiliation, adjustment to departments, material personnel change, as well as modification of any joint venture contract and/or Articles of Association shall be notified to the Accepting Bank promptly;
4.2.6 the Accepting Bank shall be notified of any dispute between or among the parties hereto which dispute may affect the legitimate rights and interests of the Accepting Bank, and it shall pay the acceptance amount as scheduled;

4.2.7 no tolerance, grace period, or suspension to enforce any of the rights and interests or powers of the Accepting Bank hereunder, as may be granted by the Accepting Bank to the Applicant in respect of any breach or delay on the part of the latter may impair, affect, or limit any rights and interests, or powers of the Accepting Bank in accordance with this Agreement and related laws and regulations, nor shall be construed as the waiver by the Accepting Bank of any right and interest hereunder;
4.2.8 this Agreement shall automatically cease to be in force upon clear settlement of acceptance bills.
The representations and warranties made by the Applicant hereinabove shall be deemed a restatement by the same in any possible modification of, supplement to or revision of this Agreement.
ARTICLE 5 APPENDIX TO AGREEMENT
The following documents shall form the integral parts of this Agreement and are of the same legal force as this Agreement:
5.1 Commercial Bill Acceptance Application Form;
5.2 Pledge Contract;
5.3 Security or Guaranty Contact;
5.4 Various instruments and/or documents, etc. in respect of pledge and/or mortgage;
ARTICLE 6 The Agreement is governed by the laws of the People’s Republic of China. Any dispute arising out of or in connection with the performance of this Agreement shall be settled by friendly negotiation between both Parties, in case of no successful settlement therefrom, either party may elect to lodge an action with the people’s court in accordance with law.
ARTICLE 7 This Agreement shall enter into force upon signature and common seal by legal representatives or duly authorized agents of both parties.

Acceptance Applicant (Common Seal):	Accepting Bank (Common Seal):

Legal representative or	Legal representative or
Duly authorized representative	Duly authorized representative
Dated: 17th Nov. 2005

ATTACHMENT 5
PARTICULARS OF BANK ACCEPTANCE BILL

Bill Code: Bill Number:
Full name of the Drawer	Tianjin Daqiuzhuang Metal Sheet Co., Ltd.	Full name of the payee	Tianjin Hengying Trade Co., Ltd.
A/c no. of the Drawer	07546008093001	A/c no. of the Payee	2213001000264625
Full name of the paying bank	Bank of China Tianjin Branch Jinghai Sub-branch	Deposit Bank	China Construction Bank of China Jinghai Branch
Bill amount	RMB Three Million and Six Hundred Thousand Yuan only
Date of issue	17th Nov. 2005	Maturity date	12th May 2006

COMMERCIAL BILL ACCEPTANCE AGREEMENT

No.: Jinzhongyinjingxinzhi [2005] 003-2

Full name of the Applicant: Tianjin Daqiuzhuang Metal Sheet Co., Ltd..	Full name of the payee: Tianjin Hengying Trade Co., Ltd.
Deposit bank: Bank of China Tianjin Branch Jinghai Sub-branch	Deposit bank: China Construction Bank of China Jinghai Branch
A/c no.: 07546008093001	A/c no.:2213001000264625
Bill no.: 00351843	Bill amount(amount in words): Four Million Yuan only
Issuance date: 17th Nov, 2005	Maturity date:17th May 2006
Legal representative: Yu Zuosheng	Tel: 28899317
Address: Daqiuzhuang Town Jinghai Country Tianjin
Paying bank: Bank of China Tianjin Branch Jinghai Sub-branch	Tel:28946421
Legal representative(or authorized agent): Tang Mansuo
Address: No. 31 Shengli Road Jinghai Town Jinghai County, Tianjin
Deposit bank: China Construction Bank Jinghai Sub-branch

THIS COMMERCIAL BILL ACCEPTANCE AGREEMENT (hereinafter “this Contract”) is made and entered into by and between the Applicant and the Accepting
Bank, through mutual friendly negotiation on issues in respect of acceptance of acceptance bills (hereinafter “Bills”) upon application of the acceptance applicant, subject to the terms and conditions set out hereinafter.

ARTICLE 1 The Applicant has, based on the transaction contract, no. 20051021, issue one bill in the sum of (amount in words) RMB Four Million Yuan only or (amount in figure) RMB 4000000.00 Yuan.
ARTICLE 2 The acceptance applicant (hereinafter “the Applicant”) agrees to comply with the relevant provisions set out in the Law of the People’s Republic of China on Negotiable Instruments, the Procedures for Payment and Settlement, as well as the terms set forth below:

2.1 The Applicant deposits a security deposit in the sum of 50% of the face value of the Bill at the Accepting Bank, which security deposit account shall be managed in a special manner;
2.2 The Applicant has deposited the bill amount to the Accepting Bank prior to the maturity date thereof;
2.3 The Applicant shall pay a processing fee at the rate of 0.5% of the face value of the Bill in the lump sum at the acceptance;
2.4 Any dispute that may arise out of or in connection with this Contract shall be settled by related parties in question, in no event shall such dispute affect the rights and obligations of either party hereto, the Applicant shall deposit the bill amount in full and a timely manner, to the Accepting Bank as required by 2.2 hereinabove;
2.5 In case the Applicant fails to supply sufficient amount for the bill amount at the maturity date of such bill, the Accepting Bank shall deal with the deficiency between the bill amount and the money actually provided by the Applicant as the overdue loan on which a penalty interest may be charged;
2.6 The Applicant shall, as required by the Accepting Bank, open appropriate settlement account in national or foreign currency with the Accepting Bank for purpose of conducting business transaction. In case the Applicant fails to supply sufficient amount for any bill amount at the maturity date, the Accepting Bank may, in its sole discretion and opinion, withhold or deduct out of any account of the Applicant, any amount for appropriate deficiency of amount together with accrued interest and commission;
2.7 The Applicant shall be held liable for any and all losses incurred by the Accepting Bank as a result of failure by the Applicant to perform any of its obligations under this Contract or the Commitment. Any and all costs and expenses incurred in respect of performance of this Contract shall be charged to the account of the Applicant by related parties.
ARTICLE 3 ACCEPTANCE GUARANTY
The acceptance amount under this Agreement, including accrued interest thereon, commission as well as any other open parts, is secured and guaranteed by the land and properties legally owned by the Applicant, In case the Applicant fails to deposit sufficient money to the Accepting Bank prior to the maturity date or falls in breach of other covenants, the Applicant shall assume appropriate security or guaranty obligations as agreed herein, and the Accepting Bank is entitled to withhold or deduct any amount out of the surety’s account or other funds of the Applicant for making payment of such bill, or to dispose of the property in case such property is provided as a guaranty therefore.

ARTICLE 4 REPRESENTATIONS AND WARRANTIES OF APPLICANT
4.1 The Applicant hereby represents that:
4.1.2 it is a legal person enterprise duly established under the laws of the People’s Republic of China, with necessary powers and rights to carry out related business operation, and has legally permitted right to dispose of the assets under the management of the same;
4.1.2 it has been fully and legally authorized to execute, deliver and perform this Agreement;
4.1.3 it undertakes that all the materials to be provided to the Accepting Bank are accurate, truthful, complete and valid.
4.2 The Applicant hereby warrants and undertakes that:
4.2.1 it is in compliance with the relevant provisions set out in the Law of the People’s Republic of China on Negotiable Instruments, the Procedures for Payment and Settlement, as well as the terms set forth herein;
4.2.2 the bill is issued based on the legal transaction and it shall be responsible for the legality of such transaction;
4.2.3 it shall refrain from making decrease in the registered capital by any means or in any form;
4.2.4 any change in system, including division, consolidation, reorganization, stock reconstruction, etc. or deregistration, dissolution, cease to carry out business or bankruptcy, that may occur to the Applicant shall be subject to prior notice to the Accepting Bank, otherwise, none of the aforesaid acts may be effective or valid;
4.2.5 the change of affiliation, adjustment to departments, material personnel change, as well as modification of any joint venture contract and/or Articles of Association shall be notified to the Accepting Bank promptly;
4.2.6 the Accepting Bank shall be notified of any dispute between or among the parties hereto which dispute may affect the legitimate rights and interests of the Accepting Bank, and it shall pay the acceptance amount as scheduled;
4.2.7 no tolerance, grace period, or suspension to enforce any of the rights and interests or powers of the Accepting Bank hereunder, as may be granted by the Accepting Bank to the Applicant in respect of any breach or delay on the part of the latter may impair, affect, or limit any rights and interests, or powers of the Accepting Bank in accordance with this Agreement and related laws and regulations, nor shall be construed as the waiver by the Accepting Bank of any right and interest hereunder;

4.2.8 this Agreement shall automatically cease to be in force upon clear settlement of acceptance bills.
The representations and warranties made by the Applicant hereinabove shall be deemed a restatement by the same in any possible modification of, supplement to or revision of this Agreement.
ARTICLE 5 APPENDIX TO AGREEMENT
The following documents shall form the integral parts of this Agreement and are of the same legal force as this Agreement:
5.1 Commercial Bill Acceptance Application Form;
5.2 Pledge Contract;
5.3 Security or Guaranty Contact;
5.4 Various instruments and/or documents, etc. in respect of pledge and/or mortgage;
ARTICLE 6 The Agreement is governed by the laws of the People’s Republic of China. Any dispute arising out of or in connection with the performance of this Agreement shall be settled by friendly negotiation between both Parties, in case of no successful settlement therefrom, either party may elect to lodge an action with the people’s court in accordance with law.
ARTICLE 7 This Agreement shall enter into force upon signature and common seal by legal representatives or duly authorized agents of both parties.

Acceptance Applicant (Common Seal):	Accepting Bank (Common Seal):

Legal representative or	Legal representative or
Duly authorized representative	Duly authorized representative
Dated: 17th Nov. 2005

ATTACHMENT 5
PARTICULARS OF BANK ACCEPTANCE BILL

Bill Code: Bill Number:
Full name of the Drawer	Tianjin Daqiuzhuang Metal Sheet Co., Ltd.	Full name of the payee	Tianjin Hengying Trade Co., Ltd.
A/c no. of the Drawer	07546008093001	A/c no. of the Payee	2213001000264625
Full name of the paying bank	Bank of China Tianjin Branch Jinghai Sub-branch	Deposit Bank	China Construction Bank of China Jinghai Branch
Bill amount	RMB Four Million Yuan Only
Date of issue	17th Nov. 2005	Maturity date	15th May 2006

SHANGHAI PUDONG DEVELOPMENT BANK

ACCEPTANCE AGREEMENT FOR BANK ACCEPTANCE BILL

SHANGHAI PUDONG DEVELOPMENT BANK
ACCEPTANCE AGREEMENT FOR BANK ACCEPTANCE BILL

No.: CD77072005880100

The Drawer: Tianjin Daqiuzhuang Metal Sheet Co., Ltd.
Legal Address:
Postal Address:

The Accepting Bank: Shanghai Pudong Development Bank Tianjin Branch
Address:

WHREAS, the Drawer desires to present and honor and the Accepting Bank agrees to honor the bank acceptance bill (hereinafter “Bill”);
NOW, THEREFORE, both Parties agree to enter into this agreement, through mutual friendly negotiation on the basis of fairness and good faith and in accordance with related laws of regulations of the People’s Republic of China (hereinafter “China”), subject to the terms and conditions to be set out hereinafter.

ARTICLE 1 BILL PARTICULARS
1.1	In principle, the Bill shall include the particulars specified hereinafter:

Full name of the Drawer: Tianjin Daqiuzhuang Metal Sheet Co., Ltd.	Full name of the payee: Tianjin Hengying Trade Co., Ltd.
Deposit bank: Shanghai Pudong Development Bank Tianjin Branch	Deposit bank: China Construction Bank Jinghai Subrranch
A/c no.: 126986411000616	A/c no.:2213001000264625
Bill no.: 00333314, 00333315, 00333313	Bil amount(amount in words): Twenty Million Yuan only
Issuance date: 10th Nov. 2005	Maturity date: 10th May 2006
1.2	The Drawer issues the Bills herein whereby the payment obligations under __________ (underlying contract) to the payee are to be performed.

ARTICLE 2 ACCEPTANCE AND PAYMENT OBLIGATIONS
2.1 The Accepting Bank shall, upon agreeing to accept the Bills hereunder, become the principal debtor for such Bills, and is obliged to pay the designated payee or the Bill holders the amount shown on the Bills at the maturity date thereof, provided however the Accepting Bank may not be held liable for aforesaid underlying contract.
2.2 The obligations of the Drawer hereunder shall be as set out below:
2.2.1 The Drawer shall deposit sufficient amount of money for any Bill to be drawn to the Accepting Bank prior to the scheduled maturity date thereof, without regard to any dispute in any form that may arise out of the underlying transaction between the Drawer and the payee, and the Drawer shall authorize the Accepting Bank to directly withhold and deduct any such amount out of the deposit account opened with the Accepting Bank at any appropriate time.
2.2.2 The Drawer shall pay in full and a timely manner, to the Accepting Bank any and all costs and expenses incurred hereunder, and shall submit relevant materials and documents as required by the Accepting Bank.
2.2.3 In case no money exists in or deficiency occurs to the account of the Drawer when the Bill matures, the Drawer shall without delay pay the Accepting Bank any amounts paid by the Accepting Bank for the Drawer, together with any accrued interest on overdue amount as well as related costs, and hereby acknowledges that the accounting vouchers issued by the Accepting Bank shall be regarded as the sole and conclusive evidence for such debts for which the Drawer is be held liable to the Accepting Bank.
2.3 The Drawer shall mark any Bill which is intended not to be transferred, with the legend “Non-transferable”, and shall notify the payee so, in such a case, the Accepting Bank shall be held liable for payment to the named payee only.

ARTICLE 3 REPRESENTATIONS AND WARRANTIES
The Drawer hereby represents and warrants with the Accepting Bank which representations and warranties shall be of continuous force during the whole life of this agreement, as follows:
3.1 The Drawer is a legal person enterprise which is duly incorporated under the law of the People’s Republic of China, that is has full rights or powers in its all assets, and has full civil act capacity, as well as that it can assume any liability on its own.

3.2 Appropriate authorized representative has been appointed by the Drawer to execute this Agreement which constitute the true representation of the surety agreeing to be legally bound by such Bills and this Agreement.
3.3 The underlying transaction contract between the Drawer and payee is true and has a proper and good consideration, the Drawer has a reliable fund source to pay any Bill and no instrument-related fraudulent actions exist.
3.4 The Drawer hereby undertakes to provide reasonable assistance in any supervision and/or inspection by the Accepting Bank over the operation of the Drawer, and undertakes that any and all financial statements to be provided by the Drawer are in compliance with related laws and regulations of China which statements fairly and truthfully reflect the financial standing of the Drawer; Any and all documents and materials relating to this Agreement are true, valid, complete, accurate as well as free from any conscious concealment.
3.5 The Drawer hereby undertakes not to be engaged in any contracting, business operation under lease, pool, stock reconstruction, consolidation (M&A), joint venture (cooperation), division, establishment of subsidiary, transfer of property right, reduction of registered capital, cease to carry out business, dissolution, application for being declared bankrupt or any other act that may impair the rights and interest of the Accepting Bank, without providing security measures for the performance of debts which security measures are subject to a consent in writing from the Accepting Bank.
3.6 The Drawer hereby undertakes to notify the Accepting Bank within three (3) days in writing of any breach described in ARTICLE 5 hereof or any other facts that may constitute a breach, upon being aware of the same.

ARTICLE 4 EXPENSES AND GUARANTEE
4.1 The Drawer shall at the acceptance date pay the Accepting Bank a commission in the sum of (amount in words) RMB Ten Thousand Yuan only as prescribed by relevant regulations of the People’s Bank of China.
4.2 The Drawer shall open a security deposit account with the Accepting Bank, and shall deposit an amount equivalent to 50% of the face value of the Bill to be drawn before the scheduled acceptance date, and shall authorize the Accepting Bank to deduct any such amount out of such account directly at appropriate time, except as waived by the Accepting Bank.

4.3 Appropriate guarantee shall be provided by the following guarantor(s) for the acceptance amount together with any accrued interest on overdue payment and related expenses(after deduction of security deposit) that may be incurred hereunder (the guaranty contract is to be concluded):
4.3.1 Tianjin Sheng Da Steel Mill Co.,Ltd. (hereinafter “the surety”) stands surety in accordance with a suretyship contract with the no.: CD77072005800274.
4.3.2 ________________________________ (hereinafter “the mortgagor”) provides a mortgage in accordance with a mortgage contract with the no.:        .
4.3.3 _________________________________ (hereinafter “the pledgor”) act as the pledgor in accordance with a pledge contract with the no.:                .

ARTICLE 5 BREACH AND SETTLEMENT
5.1 Any of the followings shall constitute a breach on the part of the Drawer of this Agreement.
5.1.1 Failure to perform its obligations under ARTICLE 2 hereof, in a timely and complete manner.
5.1.2 The representations and warranties made by the Drawer under ARTICLE 3 hereof are not true, inaccurate, incomplete or the Drawer is in breach or default.
5.1.3 The Drawer is or will be in the status of cease to produce, being liquidated, dissolved, deregistered, bankrupt, or involved in other significant suits, arbitration, administrative proceedings, or the whole or substantial part of its assets are or will be attached, sealed up, confiscated or seized.
5.1.4 The guarantor has no or will have no guaranty capacity appropriate to the acceptance amount, or falls in breach of the guaranty documents signed by the same.
5.1.5 Occurrence of any material adverse change that may affect the performance by the Drawer of any obligation hereunder.
5.1.6 Breach by the Drawer of any other provision contained herein.
5.2 The Accepting Bank is entitled to charge appropriate interest in accordance with related regulations of the People’s Bank of China, on any payment by the Accepting Bank for the Drawer if the sufficient amount for the Bill is not made available by the Drawer at the maturity date of such Bill.

5.3 In the case of any or a combination of the abovementioned breaches, in addition to the remedies provided in ARTICLE 5.2 hereinabove, the Accepting Bank may also elect to any or a combination of remedies described below:
5.3.1 Require the Drawer to pay a security deposit in sufficient amount;
5.3.2 Withhold or deduct directly such amount out of any deposit accounts opened by the Drawer with any business office of Shanghai Pudong Development Bank.
5.3.3 Require the Drawer to provide guarantees, mortgage, pledge or others as may be acceptable to the Accepting Bank.
5.3.4 Make recourse or recovery against the Drawer by taking other necessary actions as prescribed by related laws.
Upon any of the abovementioned cases, the Drawer hereby agrees to unconditionally waive its defense right, and to indemnify and hold harmless the Accepting Bank from and against any and all loss incurred as a result of the breach.

ARTICLE 6 MISCELLANEOUS
6.1 This Contract shall be governed by and construed in accordance with the laws of the People’s Republic of China. Any dispute arising out of or in connection with this contract shall be subject to the jurisdiction of the people’s court at the place where the principal business office of the Accepting Bank is domiciled.
6.2 This Agreement shall enter into force upon common seal by both Parties hereto or signature or seal by the legal representative or duly authorized representative of each party, until any and all debts owed by the Drawer u have been satisfied or paid up.
6.3 The Acceptance Application, Bank Acceptance Bill, appropriate guaranty contract, as well as related written documents shall form the integral parts of this Agreement and have the same legal force as the same.
6.4 This Agreement is made in duplicate in original, each party holds one, and several copies thereof shall be made available for reference.

AT THE TIME OF SIGNING THIS CONTRACT, NEITHER PARTY HAS ANY DOUBT OR CONCERN OVER ANY PROVISION CONTAINED HEREIN AND EACH OF THEM HAS A CLEAR UNDERSTANDING OF THE LEGAL IMPLICATION OF THE ARTICLES PERTAINING TO THE RIGHTS, OBLIGATIONS AS WELL AS THE LIABILITIES OF EACH PARTY.

The Drawer (Common Seal):	The Accepting Bank (Common Seal):

Legal representative or duly authorized	Legal representative or duly authorized
representative (signature or seal)	representative (signature or seal)

Dated 10th Nov. 2005

SHANGHAI PUDONG DEVELOPMENT BANK

MAXIMUM AMOUNT SURETYSHIP CONTRACT FOR BANK ACCEPTANCE BILL

MAXIMUM AMOUNT SURETYSHIP CONTRACT FOR BANK ACCEPTANCE BILL

No.: CD77072005800274

The Surety: Tianjin Sheng Da Steel Mill Co. , Ltd.
Legal Address:
Postal Address:

Accepting Bank: Shanghai Pudong Development Bank Tianjin Branch
Address:

WHEREAS, The Maximum Amount Acceptance Contract (No.: CD77072005800274) (hereinafter “the Maximum Amount Acceptance Contract”) was entered into by and between Tianjin Daqiuzhuang Metal Sheet Co., Ltd.(hereinafter “the Drawer”) and the Accepting Bank on 23rd May 2005;
WHEREAS, the Accepting Bank has or will accept and honor a series of drafts to be drawn and presented by the Drawer;
NOW, THEREFORE, This suretyship contract is entered into by and between the Drawer and the Accepting Bank, through mutual friendly negotiation on the basis of fairness and good faith, with a view to guaranteeing the successful realization of the creditor’s rights of the Accepting Bank, subject to the terms and conditions to be set forth hereinafter.
ARTICLE 1 The principal creditor’s right for which this suretyship is established hereunder refers to any balance of the amounts shown in the series of drafts to be drawn by the Drawer and honored by the Accepting Bank within the credit term as from 23rd May 2005 and ending on 18th Nov. 2005 pursuant to the Maximum Amount Acceptance Contract, and the maximum total sum of the aforesaid balance may not exceed the amount of RMB Twenty Million Yuan (amount in words). In the event of any payment by the Accepting Bank for the Drawer for honoring any due and payable acceptance bill for which the Drawer fails to pay, the appropriate individual principal creditor’s right shall refer to such payment made by the Accepting Bank for the Drawer which payment shall be regarded as the overdue loan. The “Maturity” and “Expiry” as referred to herein shall include the accelerated maturity as may be declared by the Accepting Bank.

The amount, maturity date as well as the acceptance date of any acceptance bill shall be as described in Attachment 1 hereto.
ARTICLE 2 The scope of the surety hereunder shall include the principal creditor’s rights payable but not paid by the Drawer when due, together with any accrued interest on the same, fine for breach, compensation, attorney fees, action costs incurred by the Accepting Bank in realizing its creditor’s rights, as well as any other related costs; Any accounting voucher issued by the Accepting Bank in compliance with related banking business procedures shall work as the sole and conclusive evidence for the indebtedness owed by the Drawer.
ARTICLE 3 The suretyship referred to herein shall mean the suretyship with joint and several liability whereby the surety agrees to be held liable jointly and severally for any indebtedness owed by the Drawer to the extent of the scope of such suretyship created hereunder. The surety undertakes to unconditionally discharge the guaranteed debts as the first debtor, upon receipt of a written notice from the Accepting Bank:
(i)	In case the Accepting Bank has paid to appropriate payee, the surety shall directly repay any and all debts owed by the Drawer to the Accepting Bank as a result thereof;
(ii)
(ii) In case the Accepting Bank has not paid to appropriate payee but is entitled to take actions against any breach as provided in the Maximum Amount Acceptance Contract, the surety shall directly pay the Accepting Bank an amount equivalent to the principal debts which amount shall be deemed a security deposit for payment by the Accepting Bank. The surety hereby authorizes the Accepting Bank to withhold and deduct any such amount out of any deposit account opened by the Drawer with any business office of Shanghai Pudong Development Bank.

ARTICLE 4 This suretyship hereunder is independent, irrevocable and continuously effective. In no event shall the Suretyship Contract be affected by the Principal Contract, nor shall be declared void and/or rescinded as a result of the fact that the principal contract is declared void and/or rescinded. The suretyship liability to be taken by the surety hereunder shall remain unchanged is disregard to any modification of the Maximum Amount Acceptance Contract as both parties may make by agreement, and in disregard to any change by the Drawer and/or the surety in their respective operation or management structure. The surety agrees to be held liable as surety in the case of any modification of the Maximum Amount Acceptance Contract between the Lender and the Drawer, or in the case of any change in the operation or management structure of the Drawer, in the absence of the written permission of the Surety hereunder.

The surety shall be held liable as surety for any debts created as a result of acceptance by the Accepting Bank of any bank drafts drawn by the Drawer within the credit term, unless otherwise agreed in writing by both parties with regard to the acceptance surety for particular draft.
ARTICLE 5 The suretyship shall remain in force for a period of two (2) years as from the expiry date of each draft during which surety duration failure of the Accepting Bank to require the Surety to perform the surety obligation shall render the surety released or exempted from such suretyship.
ARTICLE 6 The surety hereby represents and warrants with the Accepting Bank that it is a legal person enterprise or entity which is duly incorporated under the law of the People’s Republic of China, that is has full rights or powers in its all assets, and has full civil act capacity, as well as that it can assume any liability on its own; Appropriate authorized representative has been appointed by the surety to execute this contract which constitute the true representation of the surety agreeing to be bound thereby.
ARTICLE 7 This Contract shall enter into and remain in force upon common seal by both Parties hereto or signature or seal by the legal representative or duly authorized representative of each party, until any and all debts owed by the Drawer under the Maximum Amount Acceptance Contract have been satisfied or paid up. In case the signing date hereof is earlier than the signing date of the Maximum Amount Acceptance Contract, this Contract shall enter into as from the signing date of the Maximum Amount Acceptance Contract.
ARTICLE 8 This Contract shall be governed by and construed in accordance with the laws of the People’s Republic of China. Any dispute arising out of or in connection with this contract shall be subject to the jurisdiction of the people’s court at the place where the principal business office of the Accepting Bank is domiciled.
ARTICLE 9 This Contract is made in duplicate in original, each party holds one, and several copies thereof shall be made available for reference.

AT THE TIME OF SIGNING THIS CONTRACT, NEITHER PARTY HAS ANY DOUBT OR CONCERN OVER ANY PROVISION CONTAINED HEREIN AND EACH OF THEM HAS A CLEAR UNDERSTANDING OF THE LEGAL IMPLICATION OF THE ARTICLES PERTAINING TO THE RIGHTS, OBLIGATIONS AS WELL AS THE LIABILITIES OF EACH PARTY.

The Surety (Common Seal):	The Accepting Bank (Common Seal):

Legal representative or duly authorized	Legal representative or duly authorized
representative (signature or seal)	representative (signature or seal)

Deposit Bank and A/c No.:	Dated 23rd May 2005

ATTACHMENT TO MAXIMUM AMOUNT SURETYSHIP CONTRACT FOR BANK ACCEPTANCE BILL (No.:        )

	Bill 1	Bill 2	Bill 3	Bill 4	Bill 5
Bill No.:	_______	_______	_________	_________	__________
Bill Amount:	_______	_______	_________	__________	__________
Maturity Date:	______	_______	_________	__________	___________
Acceptance Date:	_____	_______	-_________	___________	__________
Remarks:	________	_________	__________	__________	__________

	Bill 6	Bill 7	Bill 8	Bill 9	Bill 10
Bill No.:	_______	_______	_________	_________	__________
Bill Amount:	_______	_______	_________	__________	__________
Maturity Date:	______	_______	_________	__________	___________
Acceptance Date:	_____	_______	-_________	___________	__________
Remarks:	________	_________	__________	__________	__________

	Bill 11	Bill 12	Bill 13	Bill 14	Bill 15
Bill No.:	_______	_______	_________	_________	__________
Bill Amount:	_______	_______	_________	__________	__________
Maturity Date:	______	_______	_________	__________	___________
Acceptance Date:	_____	_______	-_________	___________	__________
Remarks:	________	_________	__________	__________	__________

This Attachment is to be completed by the Accepting Bank and to be notified to the surety on regular basis.